AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 2, 2005.

SECURITIES ACT FILE NO. 033-40603

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

GREENWICH STREET SERIES FUND

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET,

NEW YORK, NY 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

SMITH BARNEY FUND MANAGEMENT LLC

399 PARK AVENUE, 4TH FLOOR

NEW YORK, NY 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

BURTON M. LEIBERT, ESQ. DIANNE E. O’DONNELL, ESQ.	ROBERT I. FRENKEL SMITH BARNEY FUND MANAGEMENT LLC
WILLKIE FARR & GALLAGHER LLP	300 FIRST STAMFORD PLACE
787 SEVENTH AVENUE	STAMFORD, CT 06902
NEW YORK, NY 10019-6099

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:    Registrant proposes that the Registration Statement become effective on June 1, 2005 pursuant to Rule 488 under the Securities Act of 1933, as amended.

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($.001 par value) of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

GREENWICH STREET SERIES FUND

Salomon Brothers Variable All Cap Value Fund

125 Broad Street New York, New York 10004

            , 2005

Dear Variable Annuity Contract Owner:

Shares of the Salomon Brothers Variable All Cap Value Fund (the “Acquired Fund”) of Greenwich Street Series Fund (“Greenwich Fund”) have been purchased at your direction by IDS Life Insurance Company and IDS Life Insurance Company of New York through one or more of their separate accounts to fund benefits payable under your variable annuity contract (“variable contract”). IDS Life Insurance Company, as the shareholder of record and legal owner of those separate accounts, has been asked to approve a Plan of Reorganization (the “Plan”) whereby the Acquired Fund will be merged with and into the Fundamental Value Portfolio (the “Acquiring Fund”), also a series of Greenwich Fund in a tax-free reorganization (the “Reorganization”). As an owner of a variable contract with an interest in one or more of those separate accounts, IDS Life Insurance Company and IDS Life Insurance Company of New York are asking you for instructions as to how to vote the shares of the Acquired Fund that are attributable to your variable contract.

If the Plan is approved and consummated for the Acquired Fund, the separate account(s) in which you have an interest will own shares of the Acquiring Fund instead of shares of the Acquired Fund. Each separate account will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund owned by the separate account before the reorganization.

Your Vote is Important!

You may transfer all or a part of your interest in the Acquired Fund as provided in your contract to another available investment option on each day the Acquired Fund is open for business at the then current net asset value per share.

After carefully considering the merits of the proposal, the Greenwich Fund’s Board of Trustees (the “Board”) has determined that the Reorganization is in the best interests of the Acquired Fund’s shareholders, and indirectly the underlying contract owners of the Acquired Fund, and that the shareholders’ interests will not be diluted as a result of the reorganization.

The Board recommends that you read the enclosed materials carefully and then instruct IDS Life Insurance Company and/or IDS Life Insurance Company of New York to vote FOR the proposal. Please take a moment now to sign and return the voting instruction form(s) in the enclosed postage-paid envelope. For more information, please call IDS Life Insurance Company at [            ] or IDS Life Insurance Company of New York [            ].

Respectfully,

WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

GREENWICH STREET SERIES FUND

Salomon Brothers Variable All Cap Value Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Please take notice that a Special Meeting of Shareholders (the “Special Meeting”) of Salomon Brothers Variable All Cap Value Fund (the “Acquired Fund”), a series of Greenwich Street Series Fund (the “Greenwich Fund”), will be held at Citigroup Center, 153 East 53rd Street, New York, New York 10022, on June 24, 2005, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve a Plan of Reorganization providing for (i) the acquisition of all of the assets of the Acquired Fund in exchange for shares of the Fundamental Value Portfolio, a series of Greenwich Fund (the “Acquiring Fund”), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, (ii) distribution to shareholders of the Acquired Fund of such shares of the Acquiring Fund in liquidation of the Acquired Fund and cancellation of the Acquired Fund’s outstanding shares and (iii) the subsequent termination of the Acquired Fund as a series of Greenwich Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Special Meeting or an adjournment(s) thereof.

Shares of the Acquired Fund may only be purchased by insurance company separate accounts to fund benefits payable under certain variable annuity contracts (“variable contracts”). Each insurance company that through its separate accounts owns shares of the Acquired Fund, hereby solicits the owners of the variable contracts with interests in those separate accounts for instructions as to how to vote at the Special Meeting of Shareholders and agrees to vote at the Special Meeting of Shareholders and at any adjournment thereof the shares of the Acquired Fund held by those separate accounts in accordance with those instructions. The Board of Trustees of Greenwich Fund recommends that you vote in favor of Proposal 1.

The attached Prospectus/Proxy Statement describes the proposal. A copy of the Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on April 15, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Greenwich Fund. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed voting instructions or by attending the Special Meeting and voting in person.

By Order of the Board of Trustees

/s/    ROBERT I. FRENKEL

Robert I. Frenkel

Secretary

            , 2005

ADDITIONAL MATERIALS

The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated April 29, 2005 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

1.	The Statement of Additional Information for Salomon Brothers Variable All Cap Value Fund, dated April 30, 2005, as supplemented to the date hereof.

2.	The Statement of Additional Information for Fundamental Value Portfolio, dated April 30, 2005, as supplemented to the date hereof.

3.	Annual Report of Salomon Brothers Variable All Cap Value Fund for the year ended December 31, 2004.

4.	Annual Report of Fundamental Value Portfolio for the year ended December 31, 2004.

Questions and Answers Concerning the Combination of the

Salomon Brothers Variable All Cap Value Fund with and into

Fundamental Value Portfolio

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the enclosed Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved?

You will become a shareholder of Fundamental Value Portfolio, on or about June 29, 2005 (the “Closing Date”), and will no longer be a shareholder of Salomon Brothers Variable All Cap Value Fund, which will be terminated pursuant to the proposed reorganization. You will receive shares of beneficial interest of Fundamental Value Portfolio with a total net asset value equal to the total net asset value of your investment in Salomon Brothers Variable All Cap Value Fund at the time of the closing of the reorganization.

If the reorganization is approved and you do not wish to become a shareholder of Fundamental Value Portfolio, you may transfer all or a part of your interest in your contract to another available investment option on each day the Acquired Fund is open for business at the then current net asset value per share.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by such shareholder, until the Closing Date.

What are the key reasons for the reorganization?

The reorganization will allow shareholders of Salomon Brothers Variable All Cap Value Fund to remain invested in a fund that concentrates its investments in common stocks and common stock equivalents of large, well-known companies, but has better historical performance and a lower total expense ratio.

Do the Funds have similar investment objectives?

Yes. Salomon Brothers Variable All Cap Value Fund and Fundamental Value Portfolio both seek long-term growth of capital, with a secondary investment objective of current income. Both Funds invest in common stock and common stock equivalents of companies their respective managers believe are undervalued in the marketplace. Both Funds generally invest in securities of large, well-known companies but may also invest a significant portion of their assets in securities of small to medium-sized companies when their respective managers believe such smaller companies offer more attractive value opportunities.

The Fundamental Value Portfolio and Salomon Brothers Variable All Cap Value Fund are “diversified” funds, and Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SaBAM”), the managers, respectively, seek to diversify the risks of each Fund’s investments by holding securities of a number of different companies. However, the investment strategies and limitations of each Fund (and their related risk characteristics) are NOT identical. For more information regarding the similarities and differences between the two Funds, please refer to the attached Prospectus/Proxy Statement.

Will my expenses change as a result of the reorganization?

Although combined advisory and administrative fees for the Salomon Brothers Variable All Cap Value Fund are slightly higher than for the Fundamental Value Portfolio, the total expenses of an investment in Fundamental Value Portfolio are substantially lower than the total expenses of an investment in Salomon Brothers Variable All Cap Value Fund. This is because Fundamental Value Portfolio pays significantly lower “other expenses” due in part to the economies of scale recognized because of Fundamental Value Portfolio’s larger asset size. Fundamental Value Portfolio’s other expenses are anticipated to remain at comparable levels following the proposed reorganization, however, this cannot be guaranteed. Therefore, there is no guarantee that total expenses for current shareholders of Salomon Brothers Variable All Cap Value Fund will decline as a result of the proposed reorganization.

What are the tax consequences of the proposed reorganization?

The proposed reorganization will generally not be a taxable event.    Shareholders will not recognize gain or loss as a direct result of the proposed reorganization.

How does the Board of Trustees recommend I vote?

The Board recommends that you vote FOR the reorganization. The Board believes the reorganization is in the best interest of Salomon Brothers Variable All Cap Value Fund and its shareholders.

Why is my vote important?

Shareholders have a responsibility to vote on important matters affecting their Fund investments. No matter how many shares you own, your vote—and its timeliness—are also important. Please complete, sign and return the enclosed instruction form today! Or, you may vote by telephone, by fax or through the Internet.

Please note if you sign and date your instruction form, but do not provide voting instructions, your shares will be voted FOR the Proposal. Thank you in advance for your vote.

How can I vote my shares?

Please choose one of the following options to vote your shares:

•	By mail, with the enclosed instruction form;

•	By telephone, with a toll-free call to the telephone number that appears on your instruction form or, if no toll-free telephone number appears on your instruction form, to [ ];

•	By faxing the enclosed instruction form to [ ];

•	Through the Internet, by logging on to www.proxyweb.com and following the instructions on the site; or

•	In person at the Special Meeting.

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 2, 2005

PROSPECTUS/PROXY STATEMENT

125 Broad Street

New York, New York 10004

1-800-451-2010

            , 2005

RELATING TO THE ACQUISITION BY FUNDAMENTAL VALUE PORTFOLIO (THE “ACQUIRING FUND”), A SERIES OF GREENWICH STREET SERIES FUND (“GREENWICH FUND”) OF THE ASSETS OF SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (THE “ACQUIRED FUND”), A SERIES OF GREENWICH FUND (THE ACQUIRED FUND AND ACQUIRING FUND, COLLECTIVELY, THE “FUNDS”).

General.    This Prospectus/Proxy Statement is furnished to shareholders of the Acquired Fund in connection with a proposed reorganization in which all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange solely for voting shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the “Reorganization”). Shares of beneficial interest of the Acquiring Fund would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the Acquired Fund would be terminated as a series of Greenwich Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of full and fractional shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of his or her shares of the Acquired Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Acquired Fund are being asked to vote on an Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

The Acquired and Acquiring Fund are each a series of Greenwich Fund, an open-end management investment company. The investment objectives and policies of the Acquired Fund are compared to those of the Acquiring Fund in this Proxy Statement/Prospectus.

Shares of the Funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts (the “variable contracts”). As of the record date for the Meeting, the IDS Life Insurance Company, on behalf of separate accounts registered under the Investment Company Act of 1940, as amended (the “1940 Act”), unregistered separate accounts, and related subaccounts (collectively, the “separate accounts”), is the legal owner of 100% of the shares of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IDS Life Insurance Company and IDS Life Insurance Company of New York shall vote all shares of the Acquired Fund with respect to the Plan of Reorganization in the same proportion (for, against or abstain from voting) as the timely instructions received from owners of variable contracts that had contract values allocated on the record date to a separate account investing in shares of the Acquired Fund (collectively, the “contract owners”). Accordingly, IDS Life Insurance Company IDS Life Insurance Company of New York are furnishing this Prospectus/Proxy Statement to contract owners in connection with the solicitation of voting instructions from the contract owners regarding the proposal to approve the Plan of Reorganization.

This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a contract owner should know in considering the Reorganization. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated April 29, 2005, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the Acquiring Fund’s annual report to shareholders for the year ended December 31, 2004, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the prospectus for the Acquired Fund, dated April 29, 2005, and the annual report to shareholders for the year ended December 31, 2004, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to 125 Broad Street, New York, New York 10004, or by calling toll-free 1-800-451-2010.

A Statement of Additional Information of the Acquired Fund and the Acquiring Fund dated April 29, 2005 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Greenwich Fund at the address or phone number listed above. Shareholder inquiries regarding the Acquired Fund or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning the Acquired Fund and Acquiring Fund has been provided by, and is included herein in reliance upon, Greenwich Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investments in the Acquiring Fund, as with any mutual funds, are subject to risk—including the possible loss of principal. Shares in the Acquiring Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by, obligations of, or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

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PROPOSAL 1: APPROVAL OF PLAN OF REORGANIZATION

The Board of Trustees of the Greenwich Fund, on behalf of the Acquired Fund and Acquiring Fund, including all of the Trustees who are not “interested persons” of such Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Non-Interested Trustees”), approved on April 15, 2005, a Plan of Reorganization (the “Plan”). Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and assumption by the Acquiring Fund all of the Acquired Fund’s liabilities; (b) the distribution of such Acquiring Fund shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the cancellation of the Acquired Fund’s outstanding shares; and (c) the termination of the Acquired Fund as a series of Greenwich Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the “Closing”), that number of full and fractional shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on June 29, 2005 or on such later date as the parties may agree in writing (the “Closing Date”).

SYNOPSIS

The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Acquired Fund and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders of the Acquired Fund should read this entire Prospectus/Proxy Statement carefully.

Introduction.    The Acquired Fund and Acquiring Fund, are managed by Salomon Brothers Asset Management Inc (“SaBAM”) and Smith Barney Fund Management LLC (“SBFM”), respectively, both affiliates of Citigroup Global Markets Inc. (“CGM”). Both Funds have the same custodian, transfer agent and independent registered public accounting firm. Both Funds have a distribution agreement with CGM and a sub-transfer agency agreement with PFPC Inc. The Acquiring Fund is managed by a Portfolio Manager while the Acquired Fund is managed by a team.

If the Plan is consummated, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Reorganization has been proposed because it will allow shareholders of the Acquired Fund to remain invested in a fund that concentrates its investments in common stock and common stock equivalents of companies the manager believes are undervalued in the marketplace, but has better historical performance and a lower total expense ratio.

It is a condition of the Reorganization that each Fund receive an opinion of legal counsel that the Reorganization will be qualified as a tax-free reorganization. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

Proposed Reorganization.    The aggregate net asset value of voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) issued in exchange for the assets and liabilities of the Acquired Fund will be equal to the aggregate net asset value of the Acquired Fund as of the close of regular trading on the

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Closing Date. Immediately following the transfer of the Acquiring Fund Shares to the Acquired Fund, the Acquiring Fund Shares received by the Acquired Fund will be distributed pro rata to the shareholders of record of the Acquired Fund on the Closing Date and the shares of the Acquired Fund will be cancelled.

For the reasons described below under “The Proposed Reorganization-Reasons for the Proposed Reorganization,” the Board of Trustees of Greenwich Fund, on behalf of the Acquired Fund, including the Non-Interested Trustees, has concluded the following:

—	the Reorganization is in the best interests of the Acquired Fund; and

—	the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Accordingly, the Board of Trustees of Greenwich Fund recommends approval of the Plan. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees; such other action may include resubmitting the Plan for shareholder approval or termination and liquidation of the Acquired Fund.

Comparison of Investment Objectives and Policies.    The investment objective of the Acquiring Fund and Acquired Fund is long-term growth of capital. Current income is a secondary consideration of both Funds.

Both Funds invest in common stock and common stock equivalents of companies their respective managers believe are undervalued in the marketplace. While both Funds’ managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. Both Funds generally invest in securities of large, well-known companies but may also invest a significant portion of their assets in securities of small to medium-sized companies when the Funds’ managers believe such smaller companies offer more attractive value opportunities. The Acquiring Fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. The Acquired Fund may invest in non-dividend paying stocks and may invest up to 35% of its assets in debt securities.

Each Fund may invest up to 10% of its assets in securities rated less than investment grade by Moody’s Investors Service, Inc. (Moody’s), the Standard & Poor’s Division of The McGraw-Hill Companies Inc. (“S&P”) or the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, in unrated securities deemed by the adviser to be of comparable quality. However, the Acquired Fund may not invest in securities rated below B by Moody’s, S&P (or the equivalent by another NRSRO).

The Acquiring Fund and Acquired Fund may, as a cash management tool, hold up to 35% and 20%, respectively, of the value of their total assets in cash and invest in short-term instruments.

The Acquiring Fund and Acquired Fund may invest up to 15% and 10%, respectively, of the value of their net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Acquired Fund may enter into reverse repurchase agreements, purchase and sell securities on a when-issued or delayed delivery basis, and enter into interest rate futures contracts and related options.

The Acquiring Fund expects to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. The Acquiring Fund expects to write options

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only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market. The Acquiring Fund may write call and buy put options on stock indexes. The Acquired Fund may write covered options on securities.

Investors should refer to the respective prospectuses and statements of additional information of the Acquiring Fund and the Acquired Fund for a more complete description of each Fund’s investment policies and restrictions.

INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND AND THE ACQUIRED FUND

Investment Objective.    Each Fund seeks long-term capital growth and current income as a secondary consideration.

Key Investments.    Each Fund invests in common stock and common stock equivalents of companies their respective managers believe are undervalued in the marketplace. While each Fund’s manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. Each Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Fund’s manager believes such smaller companies offer more attractive value opportunities. Up to 10% of each Fund’s assets may be invested in below investment grade bonds. The Acquiring Fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. The Acquired Fund may invest in non-dividend paying stocks and may invest up to 35% of its assets in debt securities.

Selection Process.    The manager of each Fund employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company’s near term outlook which the manager believes will accelerate earnings or improve the value of the company’s assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

When evaluating an individual stock, the managers of the each Fund look for:

•	low market valuations measured by the manager’s valuation models

•	positive changes in earnings prospects because of factors such as:

•	new, improved or unique products and services,

•	new or rapidly expanding markets for the company’s products,

•	new management,

•	changes in the economic, financial, regulatory or political environment particularly affecting the company,

•	effective research, product development and marketing, and

•	a business strategy not yet recognized by the marketplace.

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INVESTMENT MANAGEMENT FEES AND EXPENSES

Greenwich Fund, on behalf of the Acquired Fund and Acquiring Fund, retains SaBAM and SBFM, respectively, pursuant to separate contracts, to manage the daily investment and business affairs of the Acquired Fund and the Acquiring Fund, respectively, subject to the policies established by the Board of Trustees of Greenwich Fund. Each Fund pays its own expenses, including the investment management fees. Shareholders pay no direct charges or fees for investment services.

SaBAM’s and SBFM’s address is 399 Park Avenue, New York, New York 10022. SaBAM, SBFM and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM and SBFM each select the investments and oversee the operations of the Acquired Fund and Acquiring Fund, respectively.

Under an investment advisory and administrative agreement, the Acquiring Fund pays SBFM an annual fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Fee Rate Average Daily Net Assets	Advisory Fee Rate	Administration Fee Rate	Total
Up to $1.5 billion	0.55%	0.20%	0.75%
Next $0.5 billion	0.50%	0.20%	0.70%
Next $0.5 billion	0.49%	0.16%	0.65%
Next $1 billion	0.46%	0.14%	0.60%
Over $3.5 billion	0.38%	0.12%	0.50%

The Board was further informed that shareholders of the Acquired Fund may benefit from lower total operating expenses. Although for the fiscal year ending December 31, 2004, the Acquiring Fund and Acquired Fund had combined advisory and administrative fees of 0.75% and 0.65%, respectively, for the fiscal year ending December 31, 2004 the Acquiring Fund and Acquired Fund had total expenses of 0.77% and 1.45% (1.44% after a voluntary fee waiver), respectively. The Acquiring Fund paid significantly lower “other expenses” due to the economies of scale recognized because of the Acquiring Fund’s larger asset size. The Acquiring Fund’s other expenses are anticipated to remain at comparable levels following the proposed Reorganization, however, this cannot be guaranteed. Therefore, there is no guarantee that total expenses for current shareholders of the Acquired Fund will decline as a result of the proposed Reorganization. See “Investment Management Fees and Expenses” and “Annual Fund Operating Expenses.”

In addition, given the limited number of insurance contracts that provide for investment in the Acquired Fund, SBFM and SaBAM believe it is unlikely that the assets of the Acquired Fund will increase to a level at which it will realize certain economies of scale necessary to reach the lower expense ratio currently charged by the Acquiring Fund.

The investment advisory fee paid by the Acquiring Fund to SBFM for the fiscal year ended December 31, 2004 was $4,416,084. The administration fee paid by the Acquiring Fund to SBFM for the fiscal year ended December 31, 2004 was $1,606,493. For the fiscal year ended December 31, 2004, the Acquiring Fund paid combined investment advisory and administrative fees at the effective rate of 0.75% of its average daily net assets.

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The Acquired Fund pays SaBAM a combined investment advisory and administrative fee at the rate of 0.65% of the Acquired Fund’s average daily net assets. For the fiscal year ended December 31, 2004, the Acquired Fund paid investment management fees of $22,228 to SBFM. For the fiscal year ended December 31, 2004, the Acquired Fund paid SBFM administrative fees of $9,961 to SBFM. For the fiscal year ended December 31, 2004, the Acquired Fund paid combined investment advisory and administrative fees at the effective rate of 0.65% of its average daily net assets.

John G. Goode of SBFM manages the Acquiring Fund. Mr. Goode is an investment officer of SBFM and chairman and chief investment officer of Davis Skaggs Investment Management, a division of SBFM. The manager’s discussion of fund performance of the Acquiring Fund for the fiscal year ended December 31, 2004 is included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2004, a copy of which accompanies this Prospectus/Proxy Statement.

John G. Goode of SaBAM co-manages the Acquired Fund with Peter Hable. Mr. Goode is an investment officer of SaBAM and is responsible for the day-to-day management of the Acquired Fund. Mr. Hable is an investment officer of SaBAM and senior portfolio manager responsible for the day-today management of the Acquired Fund.

Each Fund’s total expense ratio (total annual operating expenses as a percentage of average net assets) for its shares as of December 31, 2004 is set forth below under “Annual Fund Operating Expenses.” SBFM projects that if the proposed Reorganization were effected during its fiscal year ending December 31, 2005, the total expense ratio for the Acquired Fund would decline for the fiscal year ending December 31, 2005. The actual expense ratio for the Acquiring Fund for the year ending December 31, 2005 may be higher or lower than as set forth below, depending upon the Acquiring Fund’s performance, general stock market conditions, sales and redemptions of the Acquiring Fund’s shares and other factors.

ANNUAL FUND OPERATING EXPENSES

The actual expenses of the Acquiring Fund and the Acquired Fund as of December 31, 2004 and pro forma expenses following the proposed Reorganization are set forth below. As a result of the Reorganization, shareholders of the Acquired Fund will be investing in the Acquiring Fund with total expenses that are currently 0.68% lower than those of the Acquired Fund.

	Salomon Brothers Variable All Cap Value Fund (Acquired Fund) (Class I)	Fundamental Value Portfolio (Acquiring Fund) (Class I)	Fundamental Value Portfolio (Pro Forma) (Class I)
Shareholder Fees (fees paid directly from the shareholder’s investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A	N/A	N/A
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	N/A	N/A	N/A
Annual fund operating expenses (expenses deducted from Fund assets)
Management fees	0.65%	0.75%	0.75%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.80%	0.02%	0.02%

Total Annual Fund Operating Expenses	1.45%	0.77%	0.77%

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Examples

The following examples help you compare the costs of investing in each of the Funds and for the Acquiring Fund pro forma, assuming the Reorganization takes place, and are for illustration only. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. This example does not reflect fees and expenses incurred at the variable product level; if they were reflected, the figures in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fundamental Value Portfolio (Acquiring Fund)	$79	$246	$428	$954
Salomon Brothers Variable All Cap Value Fund (Acquired Fund)	$148	$459	$792	$1,735
Fundamental Value Portfolio (Acquiring Fund) (Pro Forma)	$79	$246	$428	$954

Examples should not be considered representations of past or future expenses. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the fees and expenses.

DISTRIBUTION OF SHARES AND OTHER SERVICES

CGM, a subsidiary of Citigroup, serves as distributor of the Acquiring Fund pursuant to a written agreement (the “Distribution Agreement”).

Each of the Fund’s shares are sold exclusively to separate accounts of insurance companies to fund the variable contracts issued by those companies. A separate account buys or sells shares of a Fund based on (i) a variable contract owner’s instruction to invest or receive back money under the variable contract (such as making a premium payment or surrendering a contract) and (ii) the operation of a variable contract itself (such as the deduction of fees and charges).

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. SBFM, SaBAM or an affiliate may make payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the distributor and other affiliates of SBFM or SaBAM, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares. Shareholders may contact their financial intermediaries about revenue sharing payments the financial intermediary may receive.

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PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

You may not purchase shares of any Fund directly. You can only invest in a Fund by purchasing a variable annuity contract or variable life insurance policy offered by a participating insurance company and directing the allocation of part or all of your premium payments to a separate account that invests in a Fund as permitted under the prospectus for your variable contract. You should read the prospectus of your variable contract for more information. The terms of your variable contract will not change as a result of the Reorganization.

The Funds do not impose any minimum initial or subsequent investment requirements but your variable contract may.

Insurance company separate accounts may sell Fund shares to generate cash to meet various obligations under variable contracts. You should read your variable contract prospectus for the separate account’s policy on when or whether to buy or redeem Fund shares, to find out how you may withdraw from or cancel your policy, what surrender fees or expenses you may incur and whether you may be taxed on the amount of any withdrawal, including any penalty tax. The terms of your variable contract will not change as a result of the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net Investment Income.    Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder’s account at net asset value in additional shares of any Fund that paid the dividend or distribution, unless the shareholder instructs a Fund to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities a Fund portfolio holds, is distributed to the shareholders of the Fund annually.

Capital Gains.    Distributions of any net realized capital gains of the Funds will be paid annually shortly after the close of the fiscal year in which they are earned.

If the Plan is approved by the Acquired Fund’s shareholders, then as soon as practicable before the Closing Date, the Acquired Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains, if any, for the current taxable year through the Closing Date.

TAX CONSEQUENCES

The Acquired Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher LLP in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund as a result of the Reorganization and no gain or loss will generally be recognized by the shareholders of the Acquired Fund as a result of their exchange of shares pursuant to the Reorganization. See “The Proposed Reorganization—Federal Income Tax Consequences.”

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PRINCIPAL INVESTMENTS AND RISK FACTORS

General.    As described above, the Acquired Fund and the Acquiring Fund have identical investment objectives, and pursue their objectives in a similar, but not identical manner. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the Fund’s prospectus dated April 29, 2005, as supplemented from time to time, a copy of which is included herewith, in the Statement of Additional Information of the Acquiring Fund, dated April 29, 2005, as supplemented from time to time, and in the Statement of Additional Information of the Acquiring Fund and the Acquired Fund dated April 29, 2005 (relating to the proposed Reorganization), both of which are incorporated herein by reference. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

Comparison of Investment Objectives and Policies.    The investment objective of the Acquiring Fund and Acquired Fund is long-term growth of capital. Current income is a secondary consideration of both Funds.

Both Funds invest in common stock and common stock equivalents of companies their respective managers believe are undervalued in the marketplace. While both Funds’ managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. Both Funds generally invest in securities of large, well-known companies but may also invest a significant portion of their assets in securities of small to medium-sized companies when the Funds’ managers believe such smaller companies offer more attractive value opportunities. The Acquiring Fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. The Acquired Fund may invest in non-dividend paying stocks and may invest up to 35% of its assets in debt securities.

Each Fund may invest up to 10% of its assets in securities rated less than investment grade by Moody’s, S&P or the equivalent by another NRSRO or, in unrated securities deemed by the adviser to be of comparable quality. However, the Acquired Fund may not invest in securities rated below B by Moody’s, S&P (or the equivalent by another NRSRO).

Each Fund may lend its portfolio securities, invest in repurchase agreements and enter into short sales against the box.

The Acquiring Fund and Acquired Fund may, as a cash management tool, hold up to 35% and 20%, respectively, of the value of their total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Acquiring Fund and Acquired Fund may invest up to 15% and 10%, respectively, of the value of their net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

Each Fund may not invest in a master demand note if as a result more than 10% of the value of the Fund’s total assets would be invested in such notes and other illiquid securities. Each Fund may also invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

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The Acquired Fund may enter into reverse repurchase agreements, purchase and sell securities on a when-issued or delayed delivery basis, and enter into interest rate futures contracts and related options.

Both Funds can purchase options on securities. The Acquiring Fund expects to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. The Acquiring Fund expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market. The Acquiring Fund may write call and buy put options on stock indexes. The Acquired Fund may write covered options on securities.

Each Fund has adopted substantially similar fundamental investment restrictions with respect to its status as a “diversified company”; borrowing money; engaging in the business of underwriting securities; purchasing or selling real estate, real estate mortgages, commodities or commodity contracts; making loans; not investing more than 25% of its total assets in securities, the issuers of which conduct their principal activities in the same industry; and issuing senior securities. Each Fund’s fundamental investment restrictions may not be changed without the approval of that Fund’s shareholders. The Funds have adopted several non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, with respect to investing in oil, gas or other mineral exploration or development programs; purchasing any securities on margin; purchasing, writing or selling puts, call, straddles, spreads or combinations thereof, except as permitted under the Fund’s investment goals and policies; purchasing restricted securities, illiquid securities or other securities that are not readily marketable except as permitted under the Fund’s investment goals and policies; investing in time deposits maturing in more than seven calendar days except as permitted under the Fund’s investment goals and policies; purchasing securities in companies if a Fund would have more than 5% of its total assets invested in securities of companies that have been in continuous operations for less than three years; making investments for the purpose of exercising control or management; and investing in warrants except as permitted under a Fund’s investment goals and policies.

Investors should refer to the respective prospectuses and statements of additional information of the Acquiring Fund and the Acquired Fund for a more complete description of each Fund’s investment policies and restrictions.

*    *     *    *

Summary of Principal Investment Policies and Risk Factors.    Because of their common focus on common stocks and common stock equivalents, the Funds are exposed to similar risks. The following summarizes those principal investment policies and risk factors.

Investors could lose money on their investment in a Fund, or a Fund may not perform as well as other investments, if:

•	Stock prices decline generally

•	The manager’s judgment about unattractiveness, value or potential appreciation of a particular stock proves to be incorrect

•	An adverse event, such as negative press reports about a company in which the Fund invests, depresses the value of the company’s stock

•	The markets strongly favor growth stocks over stocks with value characteristics

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The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies many involve greater risks, such as limited product lines, markets and financial or managerial resources.

Equity Securities.    Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed Income Investments.    Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Credit quality of fixed income securities. If a security receives different ratings, a Fund will treat the securities as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. The Fund’s credit standards also apply to counterparties to other-the counter (“OTC”) derivative contracts.

Below investment grade securities. Securities are below investment grade if:

•	They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities;

•	They have received comparable short-term ratings; or

•	They are unrated securities the manager believes are of comparable quality to below investment grade securities

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Lower-quality fixed income securities.    High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.

Foreign Securities Investments.    An investment in foreign securities involves risks in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund’s assets. Foreign securities may be less liquid than U.S. securities.

Derivatives And Hedging Techniques.    Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of a Fund’s securities, due to changes in stock market prices, currency exchange rates or interest rates

•	As a substitute for buying or selling securities

•	As a cash flow management technique

Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

Investing in Small and Medium Capitalization Companies.    Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that an Adviser considers appropriate.

Other Risk Factors

Portfolio Risk.    Fund investors are subject to portfolio risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Temporary Defensive Position.    A Fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

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Portfolio Turnover.    A Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause a Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on a Fund’s performance.

THE PROPOSED REORGANIZATION

Description of the Plan.    As stated above, the Plan provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares held in the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. In connection with the Closing, the shares of beneficial interest of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be terminated as a series of Greenwich Fund and its issued and outstanding shares will be cancelled.

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the close of business on the Closing Date. Each Acquired Fund shareholder’s account with the Acquiring Fund will be substantially similar in all material respects to the account currently maintained by the Acquired Fund’s sub-transfer agent for such shareholder.

The obligations of Greenwich Fund, on behalf of the Acquired Fund, and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and the Commonwealth of Massachusetts as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing (in accordance with the Plan) notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made after the Special Meeting that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund’s shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

Citigroup Asset Management or its affiliates will assume and pay all of the expenses that are solely and directly related to the Reorganization, which expenses are estimated to be approximately $[            ].

Under the laws of the Commonwealth of Massachusetts, shareholders of an Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value prior to the date of the Reorganization (subject only to certain restrictions set forth in the 1940 Act).

REASONS FOR THE PROPOSED REORGANIZATION

Prior to a meeting of Greenwich Fund’s Board of Trustees held on April 15, 2005, the Trustees, including all of the Non-Interested Trustees, were presented with materials discussing the benefits that would accrue to the

14

shareholders of the Acquired Fund if the Acquired Fund were to reorganize with and into the Acquiring Fund. These materials were discussed at the meeting to the satisfaction of the Trustees, who were advised by independent counsel. For the reasons discussed below, the Board of Trustees of Greenwich Fund, including all of the Non-Interested Trustees, has determined that the proposed Reorganization is in the best interests of the Acquired Fund and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization.

The Board of Trustees approved the proposed Reorganization because it will offer shareholders of the Acquired Fund (1) an identical investment objective and investment focus, (2) a history of stronger performance, and (3) lower total expenses.

SBFM and SaBAM advised the Board that at April 5, 2005 the Funds held the securities of 87 issuers in common. Such overlapping issuers represented 80.35% of the Acquiring Fund’s and 93.23% of the Acquired Fund’s total net assets (including cash). It is anticipated that the overlapping securities will be retained by the Acquiring Fund after the reorganization.

The Board was also advised that the Acquiring Fund had substantially outperformed the Acquired Fund over the period during which both Funds have been in existence through December 31, 2004. In addition, the Board was also advised that the Acquiring Fund had outperformed the S&P 500 Index over the five- and ten-year periods ending December 31, 2004. See “Capitalization and Performance.”

Having determined that it was necessary to address the small size and continued underperformance of the Acquired Fund, the Board considered alternatives to the proposed Reorganization, such as a liquidation or restructuring with different investment policies, but decided that the Reorganization is the best alternative for shareholders.

After the Reorganization, the owners of the variable contracts who invest, through separate accounts, in the Funds will be afforded the same contract rights they currently have under their variable contracts, including surrender and other transfer rights, with respect to amounts invested under those contracts. The Reorganization will take place at net asset value and will not increase or decrease the amount of the contract value of any variable contract. The Reorganization will not impose any additional fees on owners of variable contracts nor will the Reorganization have any effect on the charges currently imposed under the variable contracts. Variable contract owners will not bear any added cost or expense as a result of the Reorganization. In addition, the Reorganization will in no way change whatever tax benefits the contract owners currently enjoy and will not result in any adverse federal income tax consequences for any separate account or contract owner. Finally, the Reorganization will in no way alter the benefits enjoyed by variable contract owners or the contractual obligations of the insurance companies that issued those contracts.

In approving the proposed Reorganization and recommending its approval by shareholders of the Acquired Fund, the Board of Trustees considered a number of factors, including the following:

(1) the effect of the Reorganization on the total annual operating expenses of the Acquired Fund;

(2) the identical investment objectives of the Funds and their focus on large, well-known companies;

(3) the historical performance records of the Acquiring and the Acquired Funds;

(4) the potential for increased economies of scale and other efficiencies as a result of the Reorganization;

15

(5) the tax-free nature of the Reorganization;

(6) the terms and conditions of the Reorganization and that it should not result in a dilution of Acquired Fund shareholder interests; and

(7) the fact that the expenses of the Reorganization will be paid by Citigroup Asset Management or an affiliate.

VOTING INFORMATION

General Information

The Board of Trustees of Greenwich Fund, on behalf of the Acquired Fund, is furnishing this combined Proxy Statement/Prospectus in connection with the solicitation of proxies for a Special Meeting of Shareholders of the Acquired Fund at which shareholders will be asked to consider and approve the proposed Plan with respect to the Acquired Fund of which such shareholder own shares. All of the shareholders of the Acquired Fund are insurance company separate accounts.

With respect to shares of the Acquired Fund owned by an insurance company separate account, the insurance company will vote the shares of such Acquired Fund at the Special Meeting in accordance with the voting instructions received from the owners of the variable contracts that have interests in that separate account. Each insurance company may, except as prohibited by law, vote shares attributable to variable contracts for which no voting instructions are received in proportion (for, against or abstain) to those for which voting instructions are received by that insurance company.

It is expected that the solicitation of proxies and voting instructions will be primarily by mail. Officers and service contractors of the Acquired Fund and Acquiring Fund and insurance companies may also solicit proxies and voting instructions by telephone or otherwise. Contract owners may vote (1) by mail, with the enclosed instruction form; (2) by telephone, with a toll-free call to the telephone number that appears on your instruction form or, if no toll-free telephone number appears on your instruction form, to [            ]; (3) by faxing the enclosed instruction form to [            ]; (4) through the Internet, by logging on to www.proxyweb.com and following the instructions on the site; or (5) in person at the Special Meeting.

Variable contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the insurance company a written notice of revocation. All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified in the proxy or voting instruction form or, if no specification is made, in favor of the proposals referred to in this Proxy Statement.

Quorum; Vote Required to Approve Proposal

The holders of a majority of the outstanding shares entitled to vote of the Acquired Fund present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business. A shareholder vote may be taken if a quorum is present and sufficient votes have been received for approval.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will

16

require the affirmative vote of the holders of a majority of the Acquired Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

The Plan must be approved by the vote of (a) 67% or more of the voting securities of the Acquired Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Acquired Fund, whichever is less. Abstentions will have the effect of a “no” vote on the proposal to approve the Plan.

Outstanding Shareholders

Holders of record of the shares of the Acquired Fund at the close of business on April 15, 2005 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of April 15, 2005, there were [            ] outstanding shares of the Acquired Fund entitled to vote.

All shares of the Acquired Fund and the Acquiring Fund are owned of record by insurance company separate accounts for the benefit of variable contract owners. No variable contract owner had, as of the Record Date, voting authority over as much as 5% of any Funds’ shares. The insurance company separate accounts that own shares of the Funds do not have an economic interest in the Funds.

Listed below are the name, address and share ownership of each person known to the Acquired Fund to own 5% or more of the shares of the Acquired Fund as of the Record Date. The table also indicates the percentage of the Acquired Fund’s shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post- Reorganization

Listed below are the name, address and share ownership of each person known to the Acquiring Fund to own 5% or more of the Acquiring Fund as of the Record Date. The table also indicates the percentage of the Acquiring Fund’s shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post- Reorganization

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As of [                         ,] 2005, the officers and Trustees of Greenwich Fund as a group owned less than 1% of the Acquired Fund’s outstanding shares. As of [                         ,] 2005, the officers and Trustees of the Greenwich Fund as a group owned less than 1% of the Acquiring Fund.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

General.    The Funds are a diversified series of the Greenwich Fund, a business trust organized under the laws of the Commonwealth of Massachusetts on May 31, 1991, which is registered with the SEC as an open-end management investment company. The Acquiring Fund currently offers shares of beneficial interest with only one class. The Acquired Fund currently offers shares of beneficial interest classified into two classes: Class I and Class II; however, no Class II shares are outstanding. Because the Acquired Fund and Acquiring Fund are part of the same Trust, the Greenwich Fund, they have the same rights, privileges and preferences.

Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of such Fund. Shareholders are entitled to one vote for each share held (and a proportionate fractional vote for each fractional share) on matters on which they are entitled to vote.

Voting Rights.    The Greenwich Fund offers shares of each Fund only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of these Funds, and under the 1940 Act, is deemed to be in control of these Funds. Nevertheless, with respect to any shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in each Fund in accordance with the procedures set forth in the prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Greenwich Fund attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

The Funds are not required to hold annual shareholder meetings.

Board.    The Master Trust Agreement of the Funds provides that the term of office of each Trustee shall be from the time of his or her election and qualification until the termination of the Trust or until such Trustee dies, resigns or is removed. Any Trustee of the Greenwich Fund may be removed (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding. Vacancies on the Board of Trustees of the Greenwich Fund (including ones arising from an increase in the number of Trustees) shall be filled by a vote of the majority of the remaining Trustees, provided that no vacancy or vacancies shall be filled by action of the remaining Trustees if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees then holding office shall have been elected by the stockholders of the Greenwich Fund.

Liquidation or Termination.    In the event of the liquidation or termination of a Fund, the shareholders of the Fund are entitled to receive, when and as declared by the Board of Trustees, the excess of the assets over the liabilities belonging to that Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

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Liability of Trustees.    The Master Trust Agreement of the Funds provide that the Trustees and officers shall not be liable for monetary damages for breach of fiduciary duty as a Trustee or officer, except to the extent such exemption is not permitted by law.

Rights of Inspection.    Massachusetts law permits any shareholder of either Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the relevant Fund on file at its principal office.

Shareholder Liability.    Under the Master Trust Agreement, shareholders of each Fund do not have personal liability for corporate acts and obligations.

Shares of the Acquiring Fund issued to the holders of shares of the Acquired Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

The foregoing is only a summary of certain characteristics of the operations of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of corporate documents and state laws governing each Fund for a more thorough description.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for the issuance of Acquiring Fund Shares to the shareholders of the Acquired Fund and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each the Acquired Fund shareholder will include the holding periods of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for the issuance of Acquiring Fund Shares to the shareholders of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired

19

Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

As long as the contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the Reorganization, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for contract owners. Contract owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect contract owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

The Acquired Fund normally follows the practice of declaring and distributing substantially all of the net investment income and any net short-term and long-term capital gains at least annually. The Acquiring Fund intends to distribute its investment company taxable income and any net realized capital gains in [MONTH] of each year. If the Reorganization is approved by the Acquired Fund’s shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Plan of Reorganization).

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder or contract owner. Shareholders and contract owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

TERMINATION OF SERIES

If the Reorganization is effected, the Acquired Fund will be liquidated and terminated as a series of Greenwich Fund, and the Acquired Fund’s issued and outstanding shares will be cancelled.

PORTFOLIO SECURITIES

If the Reorganization is effected, SBFM will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), SBFM will influence the extent and duration to which the Acquired Fund’s portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant disposition of the Acquired Fund’s portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the Acquired Fund’s portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

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PORTFOLIO TURNOVER

The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the Fund (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for fiscal year ended December 31, 2004 was 31%. The portfolio turnover rate for the Acquired Fund for the fiscal year ended December 31, 2004 was 30%.

CAPITALIZATION AND PERFORMANCE

Pro Forma Capitalization (Unaudited).    The following table sets forth the unaudited capitalization of the Acquiring Fund and the Acquired Fund as of December 31, 2004, as adjusted giving effect to the Reorganization discussed herein:1

	Acquiring Fund	Acquired Fund	Pro Forma Adjustments	Pro Forma Combined
	(Actual)	(Actual)
Net Assets	$885,710,074	$4,883,551		$850,593,425
Net Asset Value Per Share	$21.10	$3.61		$21.10
Shares Outstanding	41,976,349	1,352,752	(1,121,310)	42,207,791

[1]	Assumes the Reorganization had been consummated on [ ], 2005 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing table should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

The following tables reflect the average annual total returns of the Acquired Fund and the Acquiring Fund for the one-year, five-year, ten-year and since-inception periods ended December 31, 2004. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The tables assume the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

	1 Year	5 Years	10 Years	Inception Date
Salomon Brothers Variable All Cap Value Fund—Class I Shares	5.56%	(0.07)%	6.77%
Russell 3000 Index	11.95%	(1.16)%	12.01%
S&P 500 Index	10.87%	(2.30)%	12.07%
Fundamental Value Portfolio	8.22%	6.15%	12.19%
S&P 500 Index	10.87%	(2.30)%	12.07%

OTHER INFORMATION

In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified CAM, the Citigroup business unit that includes the Funds’ investment manager and other investment advisory

21

companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the Fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the SEC.

Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of

22

such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the SEC at publicinfo@sec.gov. Copies of such material can also be obtained without charge by writing to Greenwich Fund, 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

SBFM and certain of the Acquiring Fund’s service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund’s assets increases; the amount of those assets will increase by virtue of the Reorganization.

THE BOARD OF TRUSTEES OF GREENWICH FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE ACQUIRED FUND VOTE IN FAVOR OF THIS PROPOSAL.

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ADDITIONAL INFORMATION

General.    The cost of preparing, printing and mailing the enclosed instruction form and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by Citigroup Asset Management or its affiliates.

When the Acquired Fund records proxies by telephone, by fax or through the Internet, they will use procedures designed to (i) authenticate shareholders’ identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

To participate in the Special Meeting, the shareholder may submit the instruction form originally sent with the Prospectus/Proxy Statement by mail or by facsimile, vote the instruction form by mail or through the Internet, or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting. You may revoke your proxy at any time before it is voted.

Proposals of Shareholders.    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Greenwich Fund, c/o Greenwich Fund, 125 Broad Street, New York, New York 10004, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting.    No Board member is aware of any matters that will be presented for action at the Special Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Greenwich Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY (UNLESS YOU ARE VOTING BY TELEPHONE, BY FAX OR THROUGH THE INTERNET). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

/s/ ROBERT I. FRENKEL
Robert I. Frenkel
Secretary

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INDEX OF EXHIBITS

Exhibit A:	Form of Plan of Reorganization

EXHIBIT A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is dated as of this      day of             , 2005, and has been adopted by the Board of Trustees of Greenwich Street Series Fund (the “Trust”) to provide for the reorganization of its Salomon Brothers Variable All Cap Value Fund (the “Acquired Fund”) into its Fundamental Value Portfolio (the “Acquiring Fund”).

A.    BACKGROUND

The Acquired Fund and the Acquiring Fund (individually, a Fund and collectively, the “Funds”) are separate series of the Trust. The Trust is organized as a Massachusetts business trust and is an open-end management investment Company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees of the Trust has determined that it is in the best interests of the Acquired Fund and its respective shareholders to be reorganized through the transfer of all of the Acquired Fund’s assets and liabilities to the Acquiring Fund upon the terms set forth in this Plan (the “Reorganization”). The Plan is intended to be adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

B.    THE REORGANIZATION

1. At the Closing Date, all property of every description, and all interests, rights, privileges and powers of the Acquired Fund (collectively, the “assets”), subject to all liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the “Assets”) will be transferred and conveyed by the Acquired Fund to the Acquiring Fund and will be assumed by the Acquiring Fund, such that at and after the Closing Date, the assets of the Acquired Fund will become and be the assets of the Acquiring Fund. In exchange for the transfer of the assets of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, the Acquiring Fund will contemporaneously issue to shareholders of the Acquired Fund full and fractional shares of the Acquiring Fund (as contemplated by Section 3 of this Article B) (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the Assets of the Acquired Fund. For purposes of effecting such exchange, the value of the Assets of the Acquired Fund and the net asset value of the shares of the Acquiring Fund shall be determined as of the close of regular trading on the New York Stock Exchange on             , 2005 or at such other time as may be determined by the Board of Trustees or an authorized officer of the Trust. Such values shall be computed in the manner set forth in the applicable Fund’s then current prospectus under the Securities Act of 1933, as amended. At and after the Closing Date, all debts, liabilities, obligations and duties of the Acquired Fund will attach to the Acquiring Fund as aforesaid and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

2. On or as soon as practicable prior to the Closing Date as defined in Section 5 of this Article B, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3. At the Closing Date, the Trust will liquidate the Acquired Fund and issue full and fractional shares of the Acquiring Fund to the Acquired Fund’s shareholders, such that the shares of the Acquiring Fund that are distributed to a shareholder of the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date. In addition, each shareholder of the Acquired Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Closing Date with respect to the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date.

4. The stock transfer books of the Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued pursuant to this Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Trust’s transfer agent for cancellation before the Acquiring Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

5. The Closing Date for purposes of this Plan shall be the close of business on             , 2005, or at such other time as may be determined by the Board of Trustees or an authorized officer of the Trust.

C.    ACTIONS BY SHAREHOLDERS OF THE ACQUIRED FUND

Prior to the Closing Date and as a condition thereto, the Board of Trustees of the Trust will call, and the Trust will hold, a meeting of the shareholders of the Acquired Fund to consider and vote upon:

1. Approval of this Plan

2. Such other matters as may be determined by the Board of Trustees of the Trust.

D.    CONDITIONS OF THE REORGANIZATION

Consummation of this Plan will be subject to:

1. The approval of the matters referred to in Article C of this Plan by the affirmative vote of the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of the Acquired Fund, in the manner required by law; and

2. The following additional conditions:

(a) The Trust will have received opinions of Willkie Farr & Gallagher LLP based upon customary representations and assumptions and to the effect that:

(i) the shares of the Acquiring Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable by the Trust; and

(ii) for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the shareholders and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for the issuance of Acquiring Fund Shares to the shareholders and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon its liquidation; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each the Acquired Fund shareholder will include the holding periods of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for the issuance of Acquiring Fund Shares to the shareholders and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(b) All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.    MISCELLANEOUS

1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Trustees of the Trust.

3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Acquired Fund, the Trust may, upon authorization by the Board of Trustees and with or without the approval of shareholders of the Acquired Fund, amend any of the provisions of this Plan.

4. The expenses incurred in connection with the Reorganization will be borne by Citigroup Asset Management or its affiliates.

5. The Trust, by consent of its Board of Trustees, or an officer authorized by such Board of Trustees, may waive any condition to the obligations of the Acquired Fund or the Acquiring Fund hereunder if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Acquiring Fund.

6. It is expressly agreed that the obligations of the Trust hereunder shall not be personally binding upon any of the Trustees, shareholders, officers, agents or employees of the Trust, but shall bind only the assets and property of the Acquired Funds or the Acquiring Fund series of the Trust, as provided in the Trust’s First

Amended and Restated Master Trust Agreement (the “Master Trust Agreement”), a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. This Plan has been authorized by the Trustees of the Trust acting as such, and such authorization shall not be deemed to have been made individually or to impose any personal liability, but shall bind only the assets and property of the Acquired Fund and the Acquiring Fund series of the Trust, as provided in the Trust’s Master Trust Agreement. The Master Trust Agreement provides, and it is expressly agreed, that each of the Acquired Fund and the Acquiring Fund shall be solely and exclusively responsible for the payment of its respective liabilities and that no other series of the Trust shall be responsible for the same.

SUBJECT TO COMPLETION, DATED MAY 2, 2005

STATEMENT OF ADDITIONAL INFORMATION

125 Broad Street

New York, New York 10004 1-800-451-2010

            , 2005

RELATING TO THE ACQUISITION BY FUNDAMENTAL VALUE PORTFOLIO (THE “ACQUIRING FUND”), A SERIES OF GREENWICH STREET SERIES FUND (“GREENWICH FUND”) OF THE ASSETS OF SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (THE “ACQUIRED FUND”), A SERIES OF GREENWICH FUND.

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund, a series of Greenwich Funds, to the Acquiring Fund, also a series of Greenwich Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1.	Statement of Additional Information for the Acquiring Fund, dated April 30, 2005.

2.	Statement of Additional Information of the Acquired Fund, dated April 30, 2005.

3.	Annual Report of the Acquiring Fund for the year ended December 31, 2004.

4.	Annual Report of the Acquired Fund for the year ended December 31, 2004.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated April 29, 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

FINANCIAL STATEMENTS

The Annual Reports of the Acquired Fund and Acquiring Fund for the fiscal year ended December 31, 2004 are incorporated by reference herein. The Annual Reports for the Acquired Fund and the Acquiring Fund include audited financial statements, notes to the financial statements and the report of the independent registered public accounting firm. To obtain a copy of the Annual Reports without charge, please call 1-800-451-2010.

PRO FORMA FINANCIAL STATEMENTS

Because the net asset value of the Acquired Fund is less than 10% of the Acquiring Fund’s net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

THE ANNUAL REPORT, DATED DECEMBER 31, 2004 AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 29, 2005, OF THE ACQUIRED FUND AND ACQUIRING FUND, ARE INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS THEREOF BY ACQUIRED AND ACQUIRING FUND

2

Greenwich Street Series Fund

Prospectus

April 30, 2005

Fundamental Value Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those Policies.

The Statement of Additional Information (“SAI”) provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the “Trust”).

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that the fund will achieve its investment objective.

The Manager:

Smith Barney Fund Management LLC (“SBFM” or the “manager”), is the manager of the fund. SBFM is an affiliate of Citigroup Global Markets Inc. (“CGM”) and a subsidiary of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services.

SBFM selects investments for the fund.

SBFM is the fund’s administrator.

Greenwich Street Series Fund

1

Investments, risks and performance

Investment objective

Long-term capital growth. Current income is a secondary consideration.

Key investments

The fund invests primarily in common stocks and common stock equivalents of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

The fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. Up to 10% of the fund’s assets may be invested in below investment grade bonds (commonly known as “junk bonds”).

Selection process

The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company’s near term outlook which the manager believes will accelerate earnings or improve the value of the company’s assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

When evaluating an individual stock, the manager looks for:

•	Low market valuations measured by the manager’s valuation models

•	Positive changes in earnings prospects because of factors such as:

•	New, improved or unique products and services

•	New or rapidly expanding markets for the company’s products

•	New management

•	Changes in the economic, financial, regulatory or political environment particularly affecting the company

•	Effective research, product development and marketing

•	A business strategy not yet recognized by the marketplace

Greenwich Street Series Fund

2

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

•	Stock prices decline generally
•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
•	An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company’s stock
•	The markets strongly favor growth stocks over stocks with value characteristics

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

Compared to large companies, small and medium capitalization companies are more likely to have:

•	More limited product lines
•	Fewer capital resources
•	More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

•	Experience sharper swings in market values
•	Be harder to sell at times and at prices the manager believes appropriate
•	Offer greater potential for gains and losses

Below investment grade bonds, which are commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

In addition to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in “More on the fund’s investments.”

Greenwich Street Series Fund

3

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance for the last ten years. The table shows how the fund’s average annual returns for the last ten calendar years compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 20.88% in 2nd quarter 2003; Lowest: (20.75)% in 3rd quarter 2002.

Total Return

The bar chart shows the fund’s performance for the last ten calendar years.

Risk return bar chart

Risk return table

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The performance indicated does not reflect Policy charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2004)
	One year	Five years	Ten years
Fund	8.22%	6.15%	12.19%
S&P 500 Index*	10.87%	(2.30)%	12.07%
*	It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee Table

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund’s expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Maximum sales charge on purchases	N/A
Maximum deferred sales charge on redemptions	N/A
Annual fund operating expenses (paid by the fund as a % of net assets)
Advisory and administration fees*	0.75%
Distribution (12b-1) fees	None
Other expenses	0.02%
Total annual fund operating expenses	0.77%
*	The fund has a fee schedule payable that reduces the advisory and administration fee payable as follows: 0.550% and 0.200% up to $1.5 billion; 0.500% and 0.200% on the next $0.5 billion; 0.490% and 0.160% on the next $0.5 billion; 0.460% and 0.140% on the next $1 billion and 0.300% and 0.120% on assets over $3.5 billion.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares	1 year	3 years	5 years	10 years
Your costs would be	$79	$246	$428	$954

The example assumes:	• You invest $10,000 for the period shown
• You reinvest all distributions and dividends without a sales charge
• The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
• Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
• Redemption of your shares at the end of the period
This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

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More on the fund’s investments

Investments and Practices

The fund invests in various instruments subject to its investment policies as described in this prospectus and in the SAI. Listed below is more information on the fund’s investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

Equities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index. As a shareholder of another investment company, the fund would bear, along with other shareholders, the pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.

Fixed Income Investments

Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

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Credit quality of fixed income securities

If a security receives different ratings, a fund will treat the securities as being rated in the highest of those ratings. The fund may choose not to sell securities that are downgraded below the fund’s minimum acceptable credit rating after their purchase. The fund’s credit standards also apply to counterparties to OTC derivative contracts.

Below investment grade securities

Securities are below investment grade if:

• They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

• They have received comparable short-term ratings, or

• They are unrated securities the manager believes are of comparable quality to below investment grade securities

High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.
Foreign Securities Investments	An investment in foreign securities involves risks in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Foreign securities may be less liquid than U.S. securities.
Derivatives And Hedging Techniques

Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:

• To hedge against the economic impact of adverse changes in the market value of the fund’s securities, due to changes in stock market prices, currency exchange rates or interest rates

• As a substitute for buying or selling securities

• As a cash flow management technique

• To enhance return

Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

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Other Risk Factors

Portfolio Risk	Fund investors are subject to portfolio risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Temporary Defensive Position	The fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Turnover	The fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund’s trading costs and may have an adverse impact on the fund’s performance.

Investment Policies	Unless noted as fundamental, the fund’s investment policies may be changed by the Trust’s Board of Trustees without approval of shareholders or Policy holders. A change in the fund’s investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.

Portfolio Holdings	The fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

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Management

The manager

Smith Barney Fund Management LLC

SBFM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund’s manager oversees the investment operations of the fund and receives the following fee for these services:

Actual advisory fee paid for the fiscal year ended December 31, 2004 (as a percentage of the fund’s average daily net assets)	Contractual advisory fee (as a percentage of the fund’s average daily net assets)
0.500%
	Up to $1.5 billion	0.550%
	Next $0.5 billion	0.500%
	Next $0.5 billion	0.490%
	Next $1 billion	0.460%
	Over $3.5 billion	0.300%

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager:

John Goode	Portfolio manager; Investment Officer of SBFM;
Managing Director of CGM. Mr. Goode is responsible for the day-to-day management of the fund (since 2001); joined Citigroup or its predecessor firms in 1969.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund is contained in the SAI.

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM receives the following fee:

Actual administration fee paid for the fiscal year ended December 31, 2004 (as a percentage of the fund’s average daily net assets)	Contractual administration fee (as a percentage of the fund’s average daily net assets)
0.200%
	Up to $1.5 billion	0.200%
	Next $0.5 billion	0.200%
	Next $0.5 billion	0.160%
	Next $1 billion	0.140%
	Over $3.5 billion	0.120%

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Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb (“CTB”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent developments

In connection with an investigation previously disclosed by Citigroup, the SEC has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the manager and other investment advisory companies; CTB, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

Shareholder transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term “shareholder” as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold

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to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund’s custodian receives payment. The separate account, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to Policy holders.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange (“NYSE”) on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Trust’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in

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mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Trust’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Pricing of fund shares

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated valuation functions for the fund to the manager.

The fund generally values its securities based on market quotations determined at the close of trading on the NYSE. The fund’s currency conversions, if any, are done as of when the London Stock Exchange closes, which is at 12 noon Eastern time. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

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Purchases and redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the net asset value (“NAV”) next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund’s investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the NYSE on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the NYSE is closed (other than on weekends and holidays), when trading on the NYSE is restricted, or when permitted by the SEC.

Tax consequences of dividends and distributions

The fund intends to make distributions of income and capital gains in order to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA contract or VLI policy. Under current tax law, distributions that are left to accumulate in a Policy are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

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Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

	Fundamental Value Portfolio
	2004		2003	2002(1)	2001	2000
Net asset value, beginning of year	$20.08		$14.56	$19.08	$22.55	$20.14
Income (loss) from operations:
Net investment income	0.13		0.11	0.11	0.08	0.20
Net realized and unrealized gain (loss)	1.52		5.51	(4.16)	(1.22)	3.73
Total income (loss) from operations	1.65		5.62	(4.05)	(1.14)	3.93
Less dividends and distributions from:
Net investment income	(0.14)		(0.10)	(0.18)	(0.15)	(0.39)
Net realized gains	(0.49)		—	(0.29)	(2.18)	(1.13)
Total dividends and distributions	(0.63)		(0.10)	(0.47)	(2.33)	(1.52)
Net asset value, end of year	$21.10		$20.08	$14.56	$19.08	$22.55
Total return(2)	8.22%		38.64%	(21.30)%	(5.27)%	20.47%
Net assets, end of year (millions)	$886		$734	$473	$473	$358
Ratios to average net assets:
Expenses	0.77	%(3)	0.77%	0.78%	0.77%	0.79%
Net investment income	0.68		0.71	0.68	0.64	0.83
Portfolio turnover rate	31%		18%	20%	32%	36%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The manager voluntarily waived a portion of its fees for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary fee waiver.

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Greenwich Street Series Fund

Fundamental Value Portfolio

A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

The SAI provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-6310)

L21693 4/05

Greenwich Street Series Fund

Prospectus

April 30, 2005

Salomon Brothers Variable All Cap Value Fund

Class I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those Policies.

The Statement of Additional Information (“SAI”) provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

On April 15, 2005, the Board of Trustees of Greenwich Street Series Fund (the “Trust”), on behalf of the Salomon Brothers Variable All Cap Value Fund (the “fund”), approved a proposed reorganization pursuant to which Fundamental Value Portfolio of the Trust would acquire the assets and assume all of the liabilities of the fund in exchange for shares of the Fundamental Value Portfolio. This reorganization will allow fund shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization fund shareholders would receive shares of the Fundamental Value Portfolio equal in value to their investment in the fund in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

Shareholders will be permitted to redeem their shares of the fund, as provided in the fund’s Prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the fund’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the fund. Fund shareholders of record on April 15, 2005, will be mailed proxy materials describing the proposed reorganization on or about May 30, 2005, in anticipation of a meeting of the shareholders expected to be held on June 24, 2005. If approved by fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the “Trust”).

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that the fund will achieve its investment objective.

The manager:

Salomon Brothers Asset Management Inc (“SaBAM” or the “manager”) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (“CGM”) and a subsidiary of Citigroup, Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (“SBFM”) is the fund’s administrator.

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Investments, risks and performance

Investment objectives

Primary:    Long-term growth of capital.

Secondary:    Current income.

Key investments

The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

The fund may invest in non-dividend paying stocks and may invest up to 35% of its assets in debt securities. Up to 10% of the fund’s assets may be invested in below investment grade bonds (commonly known as “junk bonds”).

Selection process

The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company’s near term outlook which the manager believes will accelerate earnings or improve the value of the company’s assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

When evaluating an individual stock, the manager looks for:

•	Low market valuations measured by the manager’s valuation models.
•	Positive changes in earnings prospects because of factors such as:
•	New, improved or unique products and services
•	New or rapidly expanding markets for the company’s products
•	New management
•	Changes in the economic, financial, regulatory or political environment particularly affecting the company
•	Effective research, product development and marketing
•	A business strategy not yet recognized by the marketplace

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Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	Stock prices decline generally.
•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
•	An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company’s stock
•	The markets strongly favor growth stocks over stocks with value characteristics

Compared to mutual funds that focus only on large capitalization companies, the fund’s share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.

Compared to large companies, small and medium capitalization companies are more likely to have:

•	More limited product lines
•	Fewer capital resources
•	More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

•	Experience sharper swings in market values
•	Be harder to sell at times and at prices the manager believes appropriate
•	Offer greater potential for gains and losses

Below investment grade bonds, which are commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

In addition to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in “More on the fund’s investments.”

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Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance the last ten calendar years for the last ten calendar years. The table shows how the fund’s average annual returns for the last ten calendar years compare to the return of the Variable Annuity Lipper Multi Cap Value Funds Peer Group Average (“Lipper Average”), an average of the reinvested performance of equity income funds which underlie variable annuities, the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization and the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 17.94% in 2nd quarter 2003 Lowest: (18.07)% in 3rd quarter 2002.

Total Return

The bar chart shows the Class I shares’ performance for each full calendar year for the last ten years.

Risk return bar chart

Risk return table

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lipper Average, the Russell 3000 Index and the S&P 500 Index. The performance indicated does not reflect Policy charges, which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends. Average Annual Total Returns (for the periods ended December 31, 2004)
	One year	Five years	Ten years
Class I Shares	8.38%	(0.37)%	8.86%
Lipper Average*	8.58%	(2.90)%	9.62%
Russell 3000 Index*	11.95%	(1.16)%	12.01%
S&P 500 Index*	10.87%	(2.30)%	12.07%
*	It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

Fee table

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund’s expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)	Class I
Maximum sales charge on purchases	N/A
Maximum deferred sales charge on redemptions	N/A
Annual fund operating expenses (paid by the fund as a % of net assets)
Advisory and administration fees	0.65%
Distribution (12b-1) fees	None
Other expenses	0.80%
Total annual fund operating expenses	1.45%

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares	1 year	3 years	5 years	10 years
Your costs would be
Class I	$148	$459	$792	$1,735

The example assumes

•	You invest $10,000 for the period shown
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
•	Your investment has a 5% return each year
•	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
•	Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

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More on the fund’s investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund’s investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

Equities

Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

Fixed Income Investments

Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

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Credit quality of fixed income securities

If a security receives different ratings, the fund will treat the security as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund’s minimum acceptable credit rating after their purchase. The fund’s credit standards also apply to counterparties to OTC derivative contracts.

Below investment grade securities

Securities are below investment grade if:

• They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

• They have received comparable short-term ratings, or

• They are unrated securities the manager believes are of comparable quality to below investment grade securities Lower-quality fixed income securities

High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.

Foreign Securities Investments	An investment in foreign securities involves risks in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Foreign securities may be less liquid than U.S. securities.

Derivatives And Hedging Techniques

Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:

• To hedge against the economic impact of adverse changes in the market value of the fund’s securities, due to changes in stock market prices, currency exchange rates or interest rates

• As a substitute for buying or selling securities

• As a cash flow management technique

Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

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Other Risk Factors

Portfolio Risk	Fund investors are subject portfolio risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Temporary Defensive Position	The fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Turnover	The fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund’s trading costs and may have an adverse impact on the fund’s performance.

Investment Policies	Unless noted as fundamental, the fund’s investment policies may be changed by the Trust’s Board of Trustees without approval of shareholders or Policy holders. A change in the fund’s investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.

Portfolio holdings	The fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

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Management

The manager

Salomon Brothers Asset Management Inc.

SaBAM is located at 399 Park Avenue, New York, New York 10022.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund’s manager oversees the investment operations of the fund and receives the following fee for these services:

Actual advisory fee for the fiscal year ended December 31, 2004 (as a percentage of the fund’s average daily net assets)	Contractual advisory fee (as a percentage of the fund’s average daily net assets)
0.45%	0.45%

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

John Goode	Portfolio Manager; Investment Officer of SaBAM;
Managing Director of CGM. Mr. Goode is responsible for the day-to-day management of the fund (since 2001); joined Citigroup or its predecessor firms in 1969.

Peter Hable	Co-Portfolio Manager; Investment Officer of SaBAM; senior portfolio manager responsible for the day-to-day management of the fund (since 2001); joined Citigroup or its predecessor firms in 1983.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund is contained in the SAI.

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. SBFM is located at 399 Park Avenue, New York, New York 10022.

As compensation for the services SBFM normally receives a fee on an annual basis of the fund’s average daily net assets.

Actual Administration fee for the fiscal year ended December 31, 2004 (as a percentage of the fund’s average daily net assets)	Contractual administration fee (as a percentage of the fund’s average daily net assets)
0.20%	0.20%

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb (“CTB”) serves as each fund’s transfer agent and shareholder servicing agent (the “transfer agent”). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as each

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fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the SEC has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the manager and other investment advisory companies; CTB, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term “shareholder” as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund’s custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

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All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to Policy holders.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange (“NYSE”) on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The trust’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

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The trust’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Pricing of Fund Shares

The Board of Trustees has approved procedures to be used to value a fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of a fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated valuation functions for each fund to the manager.

The fund generally values its securities based on market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The fund’s currency conversions, if any, are done as of when the London stock exchange closes, which is at 12 noon Eastern time. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

Purchases and redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

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Fund shares are purchased and redeemed at the net asset value (“NAV”) next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund’s investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the NYSE on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the NYSE is closed (other than on weekends and holidays), when trading on the NYSE is restricted, or when permitted by the SEC.

Tax consequences of dividends and distributions

The fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA contract or VLI policy. Under current tax law, distributions that are left to accumulate in a Policy are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

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Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

	All Cap Value Fund
Class I Shares	2004		2003	2002(1)	2001	2000
Net asset value, beginning of year	$3.42		$2.49	$6.10	$10.90	$12.06
Income (loss) from operations:
Net investment income (loss)	(0.00	)*	(0.00)*	(0.02)	0.29	0.52
Net realized and unrealized gain (loss)	0.19		0.93	(1.75)	(1.91)	1.35
Total income (loss) from operations	0.19		0.93	(1.77)	(1.62)	1.87
Less distributions from:
Net investment income	—		—	(0.24)	(0.44)	(0.70)
Net realized gains	—		—	(1.60)	(2.74)	(2.33)
Total distributions	—		—	(1.84)	(3.18)	(3.03)
Net asset value, end of year	$3.61		$3.42	$2.49	$6.10	$10.90
Total return(2)	5.56%		37.35%	(30.65)%	(16.39)%	18.56%
Net assets, end of year (000’s)	$4,883		$5,351	$4,734	$8,676	$14,562
Ratios to average net assets:
Expenses	1.44	%(3)	1.51%	1.86%	0.97%	0.91%
Net investment income (loss)	(0.05)		(0.18)	(0.44)	2.58	2.74
Portfolio turnover rate	30%		27%	45%	40%	0%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The manager voluntarily waived all or a portion of its advisory fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.45%.

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Greenwich Street Series Fund

Salomon Brothers Variable All Cap Value Fund

Class I Shares

A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-6310)

FD02617 4/05

April 30, 2005

STATEMENT OF ADDITIONAL INFORMATION

GREENWICH STREET SERIES FUND

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”), is not a prospectus and is meant to be read in conjunction with the current prospectus of the Appreciation Portfolio, Capital and Income Portfolio, Diversified Strategic Income Portfolio, Equity Index Portfolio, Fundamental Value Portfolio, Intermediate High Grade Portfolio, Salomon Brothers Variable All Cap Value Fund, Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth and Income Fund, Salomon Brothers Variable International Equity Fund and Salomon Brothers Variable Money Market Fund, each dated April 30, 2005 (each, a “Portfolio,” and collectively, the “Portfolios”) of Greenwich Street Series Fund (the “Fund”), as each may be revised from time to time.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Portfolio shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any Portfolio directly from the Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

Each of the Equity Index Portfolio, Salomon Brothers Variable All Cap Value Fund, Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth and Income Fund and Salomon Brothers Variable International Equity Fund currently offers two classes of shares: Class I shares and Class II shares. The Capital and Income Portfolio only offers Class II shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Portfolio shares may be purchased by the separate account.

The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or financial institution (each called a “Service Agent”) or by writing or calling the fund at the address or telephone number above.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Investment Goals and Policies of Each Portfolio	2
Appreciation Portfolio	3
Capital and Income Portfolio	3
Diversified Strategic Income Portfolio	4
Equity Index Portfolio	4
Fundamental Value Portfolio	5
Intermediate High Grade Portfolio	6
Salomon Brothers Variable All Cap Value Fund	7
Salomon Brothers Variable Aggressive Growth Fund	8
Salomon Brothers Variable Growth & Income Fund	9
Salomon Brothers Variable International Equity Fund	9
Salomon Brothers Variable Money Market Fund	11
Investment Objectives, Management Policies And Risk Factors	12
Disclosure of Portfolio Holdings	33
Investment Restrictions	36
Portfolio Turnover	40
Portfolio Manager Disclosure	41
Portfolio Transactions	45
Management of the Fund	49
Trustees and Officers of the Fund	50
Investment Advisers, Sub-Investment Adviser and Administrator	57
Purchase and Redemption of Shares	65
Purchase of Shares	65
Dividends and Distributions	66
Taxes	67
Organization of the Fund	68
Custodian, Transfer Agent and Sub-Transfer Agent	69
Financial Statements	70
Appendix A—Summary of Proxy Voting Policy & Procedures	A-1
Appendix B—Summary of Subadvisor’s Proxy Voting Policy and Procedures	B-1
Appendix C—Special Considerations	C-1
Appendix D—Ratings on Debt Obligations	D-1

INVESTMENT GOALS AND POLICIES OF EACH PORTFOLIO

The Fund’s prospectus discusses the investment goals of the Portfolios currently offered by the Fund and the policies to be employed to achieve those goals. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to such investments, policies and strategies.

The Fund is registered with the Securities and Exchange Commission (“SEC”), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Amended and Restated Master Trust Agreement (the “Master Trust Agreement”) authorizes the Board of Trustees (“Board”) to divide the Fund’s shares into two or more series related to separate investment portfolios (“Portfolios”) and further allows the Board to establish additional series at any time.

The Fund is currently divided into multiple Portfolios, each with its own investment objective, policies and restrictions. Each Portfolio is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that a Portfolio will achieve its investment objective.

Appreciation Portfolio

The Portfolio invests primarily in equity and equity-related securities believed to afford attractive opportunities for appreciation. The Portfolio may also hold securities convertible into common stocks and warrants. When the adviser believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The Portfolio may from time to time lend its portfolio securities and invest up to 10% of its assets (at the time of investment) in foreign securities. The Portfolio may invest directly in foreign issuers or invest in depository receipts.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Capital and Income Portfolio

The Portfolio invests in equity and fixed income securities of both U.S. and foreign issuers. The Portfolio seeks to generate income and appreciation by allocating Portfolio assets to income and non-income producing equity and equity related securities, including common stocks, real estate investment trusts and convertible securities, including synthetic convertible securities. To generate income and enhance exposure to the equity markets, the Portfolio will purchase investment grade and high yield fixed income securities or unrated securities of equivalent quality along with options on securities indices. Securities rated below investment grade are commonly referred to as “junk bonds.” Fixed income securities may be of any maturity.

By investing in a combination of equity and fixed income securities, the Portfolio seeks to produce a pattern of total return that moves with the S&P 500 Index, while generating high income. The Portfolio may also use options, futures and options on futures to increase exposure to part or all of the market or to hedge against adverse changes in the market value of its securities. The Portfolio may write covered put and call options on securities. The Portfolio may invest in yield capital options. The Portfolio may invest in swaps, caps, floors, collars and swaptions. The Portfolio may enter into short sales including short sales against the box.

The Portfolio’s investments in equity securities may include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests, equity-linked debt securities, depository receipts, real estate investment trusts and other equity participations. The Portfolio may lend portfolio securities up to 10% of the Portfolio’s total assets.

The Portfolio’s investments in fixed income securities may include bonds, notes (including structured notes), mortgage-related and asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The price of fixed income securities will go down if interest rates go up, or the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The Portfolio may invest up to 10% of its total assets in corporate loans.

Because the Portfolio may invest in securities of foreign issuers, the Portfolio carries additional risks. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. Currency fluctuations could erase investment gains or add to investment losses.

Diversified Strategic Income Portfolio

The Portfolio invests primarily in three types of fixed-income securities: U.S. government and mortgage-related securities, foreign government bonds and corporate bonds rated below investment grade. Below investment grade securities are commonly referred to as “junk bonds.” The Portfolio may invest up to 20% of its total assets in emerging market debt rated below investment grade.

The Portfolio may invest in Eurodollar and Yankee obligations. Up to 20% of the Portfolio’s total assets may be invested in cash and money market instruments at any time. Although the Portfolio invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights.

The Portfolio may also invest in fixed-income securities issued by supranational organizations and may engage in transactions in options, interest rate futures contracts, options on interest rate futures contracts, forward currency contracts, options on foreign currencies and foreign currency futures contracts. Up to 5% of the Portfolio’s assets may be invested in developing countries.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value under its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. This restriction will not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”). The Portfolio does not currently intend to commit more than 5% of the Portfolio’s net assets to reverse repurchase agreements.

The Portfolio may invest up to 15% of its total assets in corporate loans.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the Options Clearing Corporation (“OCC”), but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Equity Index Portfolio

The Portfolio invests primarily in common stocks included in the S&P 500 Index. The Portfolio will seek to achieve its goal by owning substantially all 500 stocks in the S&P 500 Index in proportion to their actual market capitalization weightings. The Portfolio will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 Index as possible, given the amount of assets in the Portfolio at that time.

The Portfolio may invest up to 5% of its assets in equity securities that are not included in the S&P 500 Index if the adviser believes such investments will assist the Portfolio in approximating the return of the S&P 500 Index.

The Portfolio may use up to an additional 20% of its assets to enter into stock index futures and related options to increase efficiency, may lend portfolio securities and write covered options to help offset operating expenses, and may acquire money market instruments. Portfolio turnover is expected to be lower than for most other investment companies.

No attempt will be made to manage the Portfolio in the traditional sense using economic, financial and market analysis, nor will the adverse financial situation of an issuer necessarily result in the elimination of its securities from the Portfolio, unless the securities are removed from the S&P 500 Index. From time to time, administrative adjustments may be made in the Portfolio because of changes in the composition of the S&P 500 Index.

The Portfolio will use the S&P 500 Index as its standard for performance comparison because the S&P 500 Index is well known to investors and is representative of the performance of publicly traded U.S. common stocks.

The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). Standard & Poor Rating Group (“S&P”) chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The S&P 500 Index is a trademark of S&P and inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is neither a sponsor of nor in any way affiliated with the Portfolio.

The Portfolio’s ability to replicate the performance of the S&P 500 Index will depend to some extent on the size of cash flows into and out of the Portfolio. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Portfolio’s assets to the S&P 500 to the maximum extent practicable.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Portfolio may purchase call options on stock indexes listed on U.S. securities exchanges for the purpose of hedging their portfolios.

The Portfolio in anticipation of the purchase of securities may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Fundamental Value Portfolio

The Portfolio invests primarily in common stocks and common stock equivalents of companies the adviser believes are undervalued in the marketplace. The Portfolio’s investment in common stocks and common stock equivalents, include preferred stocks and other securities convertible into common stocks.

The Portfolio may also invest up to 10% of its assets in securities rated less than investment grade by Moody’s Investors Service, Inc. (“Moody’s”), S&P or the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, in unrated securities deemed by the adviser to be of comparable quality.

The Portfolio may invest up to 35% of its assets in interest-paying debt securities such as U.S. government securities, and other securities, including convertible bonds, convertible preferred stock and warrants.

The Portfolio also may lend its portfolio securities and enter into short sales against the box.

The Portfolio may, as a cash management tool, hold up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the OCC but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The Portfolio may also write call and buy put options on stock indexes.

Intermediate High Grade Portfolio

On April 15, 2005 the Board, approved a proposal to liquidate the Fund.

Shareholders will be mailed a proxy statement asking them to approve liquidation of the Portfolio. The Portfolio’s assets have remained relatively small since its inception, and certain cost efficiencies that were anticipated never materialized.

Shareholders will be permitted to redeem their shares of the Portfolio, as provided in the Portfolio’s prospectus.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Portfolio’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Portfolio. Portfolio shareholders will be mailed proxy materials describing the proposed reorganization, in anticipation of a meeting of the shareholders. If approved by Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

The Portfolio invests in high-quality intermediate-term U.S. government securities and corporate bonds of U.S. issuers. The portion of the Portfolio’s assets not invested in intermediate-term U.S. government securities and U.S. corporate bonds may be invested in long- or short-term U.S. government and corporate obligations, convertible securities and preferred stock that is not convertible into common stock.

The Portfolio may not hold securities rated lower than Baa by Moody’s or BBB by S&P, or the equivalent by another NRSRO or unrated securities deemed by the adviser to be of comparable quality.

The Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities and may invest in floating- or variable-rate demand notes.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. This restriction will not apply to securities subject to Rule 144A under the 1933 Act. The Portfolio does not currently intend to commit more than 5% of the Portfolio’s net assets to reverse repurchase agreements.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the OCC, but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Salomon Brothers Variable All Cap Value Fund

On April 15, 2005, the Board, on behalf of the Portfolio, approved a proposed reorganization pursuant to which Smith Barney International All Cap Growth Portfolio of Travelers Series Fund Inc. would acquire the assets and assume the stated liabilities of the Portfolio in exchange for shares of the Smith Barney International All Cap Growth Portfolio. This reorganization will allow Portfolio shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization Portfolio shareholders would receive shares of the Smith Barney International All Cap Growth Portfolio equal in value to their investment in the Portfolio in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

Shareholders will be permitted to redeem their shares of the Portfolio, as provided in the Fund’s prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Portfolio’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Portfolio. Portfolio shareholders of record on April 15, 2005, will be mailed proxy materials describing the proposed reorganization on or about May 30, 2005, in anticipation of a meeting of the shareholders expected to be held on June 24, 2005. If approved by Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

The Portfolio invests primarily in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stock.

The Portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when Adviser believes smaller companies offer more attractive value opportunities.

Other types of securities that may be held by the Portfolio when deemed advisable by the adviser include investment-grade debt securities such as bonds, debentures and commercial paper, U.S. government securities and money market instruments, and up to 10% of the portfolio’s assets may be invested in debt securities rated as low as B by Moody’s, S&P (or the equivalent by another NRSRO) or in unrated securities deemed by the adviser to be of comparable quality.

The Portfolio may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. The Portfolio also may enter into repurchase agreements and reverse repurchase agreements, borrow money, lend its portfolio securities, write covered options on securities, purchase options on securities, sell securities short against the box, purchase and sell securities on a when-issued or delayed delivery basis, and enter into interest rate futures contracts and related options.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. The Portfolio does not currently intend to commit more than 5% of the Portfolio’s net assets to reverse repurchase agreements.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Salomon Brothers Variable Aggressive Growth Fund

The fund invests primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, a significant portion of the fund’s assets may be invested in the securities of small to medium-sized companies because such companies often achieve higher earnings growth rates.

The Portfolio also may invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon its investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 15% of the value of its total assets in restricted securities (i.e., securities that may not be sold without registration under the 1993 Act, and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers, which involve certain risks.

The Portfolio may, as a cash management tool, hold up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

Salomon Brothers Variable Growth & Income Fund

The Portfolio invests primarily in income-producing equity securities, including dividend-paying common stocks, securities that are convertible into common stocks and warrants. The Portfolio may invest the remainder of its assets in money market instruments, as well as in corporate bonds, convertible securities and mortgage-related securities rated investment grade or deemed to be of comparable quality.

The Portfolio may enter into repurchase agreements, lend portfolio securities, enter into interest rate and stock index futures and related options, purchase or sell securities on a when-issued or delayed-delivery basis and write covered options.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Salomon Brothers Variable International Equity Fund

On April 15, 2005, the Board, on behalf of the Portfolio, approved a proposed reorganization pursuant to which Smith Barney International All Cap Growth Portfolio of Travelers Series Fund Inc. would acquire the assets and assume the stated liabilities of the Portfolio in exchange for shares of the Smith Barney International All Cap Growth Portfolio. This reorganization will allow Portfolio shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization Portfolio shareholders would receive shares of the Smith Barney International All Cap Growth Portfolio equal in value to their investment in the Portfolio in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

Shareholders will be permitted to redeem their shares of the Portfolio, as provided in the Portfolio’s prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Portfolio’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Portfolio. Portfolio shareholders of record on April 15, 2005, will be mailed proxy materials describing the proposed reorganization on or about May 30, 2005, in anticipation of a meeting of the shareholders expected to be held on June 24, 2005. If approved by Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

The Portfolio invests in a diversified portfolio of equity securities of established non-U.S. issuers. Equity securities include dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities.

The Portfolio may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Euro-currency markets or obligations of the United States or foreign governments and their political subdivisions) of established non-United States issuers.

Investments may be made for capital appreciation or income, or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percentage or amount of the Portfolio’s assets which may be invested for growth or income and therefore, from time to time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income.

The Portfolio will generally invest its assets broadly among countries and will have represented in its portfolio business activities in not less than three different countries. Except as stated below, the Portfolio will invest at least 80% of its assets in companies organized, or governments located in, any area of the world other than the United States, including the Far East (e.g., Hong Kong, Japan, Malaysia and Singapore), Western Europe (e.g., France, Germany, Italy, the Netherlands, Switzerland and the United Kingdom), Central and South America (e.g., Chile, Mexico and Venezuela), Australia, Canada and such other areas and countries as its adviser may determine from time to time.

The Portfolio may invest in securities issued by companies formerly party to the Warsaw Pact. However, under unusual economic or market conditions as determined by its adviser, for defensive purposes the Portfolio may temporarily invest all or a major portion of its assets in U.S. government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the United States. To the extent the Portfolio’s assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio’s investment objective. It is expected that securities held by the Portfolio will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but also may be traded on markets in other countries including, in many cases, U.S. securities exchanges and over-the-counter markets. To the extent the Portfolio’s assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. or foreign, high-quality money market instruments and their equivalents.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio does not currently intend to commit more than 5% of the Portfolio’s net assets to reverse repurchase agreements. The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities.

The Portfolio’s dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. The Portfolio may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the OCC, but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The Portfolio may borrow for investment purposes, provided that any transactions constituting borrowing by the portfolio may not exceed one-third of its assets. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Fund.

The Portfolio may borrow from banks, on a secured or unsecured basis, up to one-third of the value of its assets.

Salomon Brothers Variable Money Market Fund

On April 15, 2005, the Board, on behalf of the Portfolio, approved a proposed reorganization pursuant to which Smith Barney Money Market Portfolio of Travelers Series Fund Inc. would acquire the assets and assume the stated liabilities of the Fund in exchange for shares of the Smith Barney Money Market Portfolio. This reorganization will allow Fund shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization Portfolio shareholders would receive shares of the Smith Barney Money Market Portfolio equal in value to their investment in the Portfolio in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

Shareholders will be permitted to redeem their shares of the Portfolio, as provided in the Fund’s prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Portfolio’s liquidation date.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Portfolio. Fund shareholders of record on April 15, 2005, will be mailed proxy materials describing the proposed reorganization on or about May 30, 2005, in anticipation of a meeting of the shareholders expected to be held on June 24, 2005. If approved by Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

The Portfolio invests in high-quality short-term money market instruments. The Portfolio will invest in short-term money market instruments, including: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities (“U.S. government securities”); repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers’ acceptances; high-grade commercial paper of U.S. and foreign issuers and other short-term corporate debt obligations of such issuers that are comparable in priority and security to such instruments, including variable-rate and floating-rate instruments.

Except when maintaining a temporary defensive position, the Portfolio intends to invest more than 25% of its assets in short-term bank instruments. The Portfolio will invest in money market instruments determined by the adviser to present minimal credit risks and which at the time of purchase are considered to be “eligible securities,” as defined by the SEC.

The Portfolio will invest only in securities purchased with and payable in U.S. dollars and that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase by the Portfolio.

The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio will follow these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

The Portfolio will invest exclusively in money market instruments. The Portfolio will concentrate at least 25% of its assets in the banking industry, provided that, if, at some future date, adverse economic conditions prevail in this industry, the portfolio may temporarily invest less than 25% of its assets in the banking industry for defensive purposes. Because of its concentration policy, the portfolio may be subject to greater risk and market fluctuation than a portfolio that had securities representing a broader range of investment alternatives.

The Portfolio’s concentration policy is a fundamental policy that cannot be changed without the approval of a majority of the Portfolio’s outstanding voting securities.

The Portfolio will not purchase time deposits (“TDs”) maturing in more than six months and will limit its investment in TDs maturing from two business days through six months to 10% of its total assets. Except when maintaining a temporary defensive position, the portfolio will invest more than 25% of its assets in short-term bank instruments of the types discussed above.

The Portfolio may purchase a Certificate of Deposit (CD) issued by a bank, savings and loan association or similar institution with less than $1 billion in assets (a “Small Issuer CD”) so long as (a) the issuer is a member of the Federal Deposit Insurance Corporation (“FDIC”) or Office of Thrift Supervision (the “OTS”) and is insured by the Savings Association Insurance Fund (the “SAIF”), which is administered by the FDIC and is backed by the full faith and credit of the U.S. government, and (b) the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Money Market Portfolio will at any time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the portfolios are supervised by the OTS and are insured by SAIF. As a result, such savings and loan associations are subject to regulation and examination.

The Portfolio generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addition, the Portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second Tier Securities”) and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. “Requisite NRSROs” means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. A discussion of the ratings categories of the NRSROs is contained in the Appendix D to the SAI. The Portfolio may invest up to 25% of the then-current value of the portfolio’s total assets in the securities of a single issuer for a period of up to three business days, provided (a) the securities are rated by the Requisite NRSROs in the highest short-term rating category, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the portfolio does not make more than one such investment at any one time.

The Portfolio is prohibited from purchasing a security unless that security is (a) rated by at least two NRSROs (such as Moody’s or S&P) within the highest rating assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) or (b) rated by at least two NRSROs within the two highest ratings assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) and not more than 5% of the assets of the portfolio will be invested in such securities. Comparable quality shall be determined in accordance with procedures established by the Board.

The Portfolio may acquire floating- and variable-rate demand notes of corporate issuers. The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Investment Objectives, Management Policies And Risk Factors

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

Each Portfolio is a diversified, open-end management investment company. The prospectus discusses the investment objectives of the Portfolios, which are a separate series of the Fund, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

Equity Securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price.

When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock.

Certain Portfolios may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on Nasdaq or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Portfolio at different times.

Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Real Estate Investment Trusts (“REITs”).    REITs are pooled investment vehicles, which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Other Investment Companies.    Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

Other investment companies’ securities include shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“Exchange Traded Funds”).

A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio’s own operations.

Short Sales.    Certain Portfolios may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio borrows the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the Portfolio sold the security. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Portfolio will also incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Thus the Portfolio’s losses on short sales are potentially unlimited. Whenever a Portfolio engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit a Portfolio’s short sales to shares issued by Exchange Traded Funds. Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the Adviser to adjust a Portfolio’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Portfolio’s holdings of individual stocks in that sector.

Short Sales “Against the Box.”    In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

Investing in Small and Medium Capitalization Companies.    Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that an adviser considers appropriate.

Fixed Income Securities.    The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios’ yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios’ yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios’ current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The Portfolios invest in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities (“ABS”), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.

Debt Securities Rating Criteria.    Investment grade debt securities are those rated “BBB” or higher by the S&P, the equivalent rating of other NRSROs or determined to be of equivalent credit quality by an adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings. The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio’s net asset value. Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.

However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The definitions of the ratings of debt obligations may be found in Appendix D following this SAI.

Ratings as Investment Criteria.    In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their advisers to evaluate potential investments. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio’s Advisers will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Bank Obligations.    U.S. commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of CDs of each bank held by the portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to being general obligations of the issuing branch, or may be limited by the terms of specific obligations and by governmental regulation as well as governmental action in the country in which the foreign bank is headquartered. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to (a) pledge to the regulator an amount of its assets equal to 5% of its total liabilities by depositing assets with a designated bank within the state and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of U.S. banks, by U.S. branches of foreign banks or by foreign branches of foreign banks, the portfolios’ advisers will carefully evaluate such investments on a case-by-case basis.

Money Market Instruments.    A Portfolio may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: U.S. government CDs, TDs and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. A Portfolio may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the manager determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which a Portfolio may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development; and (d) commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.

Investment in Other Investment Companies.    Each Portfolio can invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, a Portfolio can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. A Portfolio might do so as a way of gaining exposure to the segments of the equity or fixed income markets represented by the Exchange Traded Funds portfolio, at times when the Portfolio may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. No Portfolio intends to invest in other investment companies unless the subadviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, a Portfolio would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Short Sales.    If a Portfolio anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Portfolio may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever a Portfolio sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, each Portfolio may purchase call options to buy securities sold short by the Portfolio. Such options would lock in a future price and protect the Portfolio in case of an unanticipated increase in the price of a security sold short by the Portfolio.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by a Portfolio will be “against the box,” or the Portfolio’s obligation to deliver the securities sold short will be “covered.” A Portfolio will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio’s total assets. Management currently intends to limit each Portfolio’s short sales to shares issued by Exchange Traded Funds. Utilizing this strategy will allow the subadviser to adjust a Portfolio’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell a Portfolio’s holdings of individual stocks in that sector.

Repurchase Agreements.    Each Portfolio may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Each Portfolio would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. The adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The adviser will mark-to-market daily the value of the securities.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the adviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Mortgage-Backed Securities.    Certain Portfolios may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Fund, consistent with the Portfolios’ investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio may invest in government stripped mortgage related securities, collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities. The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will purchase only mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

Asset-Backed Securities.    Certain Portfolios may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments, which generally consist of both interest, and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Mortgage Dollar Roll Transactions.    In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

High Yield Securities.    High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the adviser will consider the event in determining whether the Portfolio should continue to hold the security.

Non-Publicly Traded Securities.    Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Supranational Entities.    Debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

ADRs, EDRs and GDRs.    American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar Instruments and Yankee Bonds.    Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities.

Risks of Non-U.S. Investments.    To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non- U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Portfolio’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations.    There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors.    Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio’s investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks.    The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio’s investment performance may be negatively affected by a devaluation of a currency in which the Portfolio’s investments are quoted or denominated. Further, a Portfolio’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs.    Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

Withholding and Other Taxes.    The Portfolios may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Portfolio’s investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency Exchange Rates.    A Portfolio’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts.    The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio’s securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio’s forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio’s commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions. At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio’s entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio’s Adviser. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio’s aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio’s ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio’s Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices.    Certain Portfolios may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities and Securities Indices.    Certain Portfolios may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options.    Certain Portfolios will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio will realize either no gain or a loss on the purchase of the call option. A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio’s securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.

The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Swaps, Caps, Floors, Collars and Swaptions.     As one way of managing its exposure to different types of investments, certain Portfolios may enter into interest rate swaps, currency swaps, and other types of swap agreements, such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift the Portfolio’s investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Portfolio’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Portfolio’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Portfolio will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Yield Curve Options.    Certain Portfolios may enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options may be used for the same purposes as other options on securities. Specifically, the Portfolio may purchase or write such options for hedging purposes. For example, the Portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities, anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisers, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by the Portfolio will be “covered.” A call (or put) option is covered if the Portfolio holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Portfolio’s net liability under the two options. Therefore, the Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Risks of Trading Options.    There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”

A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on an adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between a Portfolio’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options.    Certain Portfolios may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Adviser that such contracts are necessary or appropriate in the management of a Portfolio’s assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase. The Portfolios are operated by persons who have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to regulation or regulation under the Commodity Exchange Act. A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of that Portfolio’s assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Portfolio’s assets.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an Adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

U.S. Government Securities.    The U.S. government securities in which a Portfolio may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia

Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes that are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations, in which case the Portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Each Portfolio will not be a commodity pool. In addition, the advisers have claimed an exclusion from the definition of commodity pool operation and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission (“CFTC”). To attempt to hedge against adverse movements in exchange rates between currencies, a Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadvisor anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadvisor believes that a particular currency may decline compared to the U.S. dollar or another currency, a Portfolio may enter into a forward contract to sell the currency the subadvisor expects to decline in an amount approximating the value of some or all of a Portfolio’s securities denominated in that currency, or when the subadvisor believes that one currency may decline against a currency in which some or all of the portfolio securities held by a Portfolio are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, a Portfolio may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadvisor believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of a fund are denominated (“cross hedging”). A Portfolio will segregate (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the Portfolio’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of a Portfolio’s commitments with respect to such contracts.

Exchange Rate-Related U.S. Government Securities.    Certain Portfolios may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms. Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Custodial Receipts.    Certain Portfolios may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable Fund or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the Fund or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

When-Issued and Delayed Delivery Securities.    Each Portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements.    Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. A Portfolio may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. An adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements.    Certain Portfolios may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio’s indebtedness and will have the effect of leveraging the Portfolio’s assets.

Borrowing.    Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio’s shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities.    Consistent with applicable regulatory requirements, a Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. Cash, letters of credit or U.S. government securities will collateralize a Portfolio’s loan of securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a “finder.” A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 102% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Portfolio in lieu of any dividends the Portfolio would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Portfolio’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Illiquid Securities.    Cannot be resold at their approximate carrying value within 7 days. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the 1933 Act, are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Adviser. The Advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the advisers’ application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio’s ability to raise cash for redemptions or other purposes.

Corporate Loans.    Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The portfolio may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the portfolio had invested would have an adverse effect on the portfolio’s net asset value. Corporate loans in which the portfolio may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or are secured with collateral.

The Portfolio may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, the Portfolio acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. Participations typically will result in the Portfolio having a contractual relationship only with the lender and not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by management to be creditworthy. When the Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the Portfolio may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio’s investments and calculating its net asset value. The Portfolio’s policy limiting its illiquid securities will be applicable to investments in corporate loans.

Leverage.    If the Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but will impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of the Portfolio but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Portfolio’s shares and in the Portfolio’s yield. Although the principal or stated value of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Portfolio that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the Portfolio will have to pay in respect thereof, the Portfolio’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required fluids. Depending on market or other conditions, such liquidations could be disadvantageous to the Portfolio.

Securities of Unseasoned Issuers.    Certain Portfolios may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.

Temporary Investments.    For temporary defensive purposes, during periods when an adviser of a Portfolio believes that pursuing a Portfolio’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio’s U.S. dollar-denominated temporary investments are managed by Smith Barney Fund Management LLC (“SBFM”). A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio’s investment in any other short-term debt instruments would be subject to the Portfolio’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, certain Portfolios may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the adviser to be of equivalent quality. A Portfolio may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar- denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio’s Adviser.

Disclosure of Portfolio Holdings

The Trust’s board of trustees has approved policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that includes a Portfolio’s adviser, with respect to the disclosure of a Portfolio’s portfolio securities and any ongoing arrangements to make available information about a Portfolio’s portfolio securities. The policy requires that disclosure of information about a Portfolio’s portfolio holdings be in the best interests of a Portfolio’s shareholders, and that any conflicts of interest between the interests of a Portfolio’s shareholders and those of SBFM or Citigroup Global Markets Inc.

(“CGM”) or their affiliates, be addressed in a manner that places the interests of Portfolio shareholders first. The policy provides that information regarding a Portfolio’s portfolio holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate Portfolio business purposes and in accordance with the policy. CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Portfolio that has not been fully reflected by the market.

A Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

Subject to the provisions relating to “ongoing arrangements,” a Portfolio’s holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or a Portfolio’s internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term “ongoing arrangement” is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR .

CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to “ongoing arrangements”:

1.  A Portfolio’s top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

2.  A Portfolio’s (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings and (iii) the Portfolio’s performance attribution (e.g., analysis of the Portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include Portfolio holdings together with other securities) followed by a Portfolio’s portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, a Portfolio must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of a Portfolio and neither the Portfolio, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available Portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Any exceptions to the policies must be reported to the Board at its next regularly scheduled meeting.

All ongoing arrangements to make available information about the Portfolio’s portfolio securities will be reviewed by the Board no less frequently than quarterly.

Currently, the Portfolio, along with other funds in the fund complex, discloses portfolio holdings approximately 25 days after calendar quarter end on the website, www.citigroupam.com.

Set forth below are charts showing those parties with whom CAM, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, each of the Portfolios described in this SAI releases its portfolio holdings to the following recipients:

Recipient (holdings)	Frequency	Delay before dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

As of April 1, 2005, each of the Portfolios described in this SAI, except if otherwise noted below, may also release its portfolio holdings to the following recipients:

Recipient (holdings)	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

Investment Restrictions

The investment restrictions numbered 1 through 7 have been adopted by the Fund with respect to the Portfolios as fundamental policies for the protection of shareholders. Under the 1940 Act, a Portfolio’s fundamental policy may not be changed without the vote of a “majority” of the outstanding voting securities of that Portfolio. “Majority” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding shares of that Portfolio. The remaining restrictions are non-fundamental policies and may be changed by vote of a majority of the Board at any time.

The investment policies adopted by the Fund prohibit a Portfolio from:

1.  Investing in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Borrowing money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3.  Engaging in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the 1933 Act, in disposing of Portfolio securities.

4.  Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a Portfolio’s investment objective and policies); or (d) investing in real estate investment trust securities.

5.  Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; provided that this limitation shall not apply to the purchase of with respect to the Money Market Fund, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers’ acceptances and letters of credit that have been issued by U.S. banks.

7.  Issuing “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

8.  Investing in oil, gas or other mineral exploration or development programs, except that the portfolios may invest in the securities of companies that invest in or sponsor these programs.

9.  Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

10.  Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the Portfolio’s investment goals and policies.

11.  Purchasing restricted securities, illiquid securities or other securities that are not readily marketable if more than 10% (15% in the case of the Fundamental Value Portfolio, International Equity Fund, Aggressive Growth Fund, Intermediate High Grade Portfolio and Diversified Strategic Income Portfolio) of the total assets of the portfolio would be invested in such securities. However, with respect to the Money Market Fund, Diversified Strategic Income Portfolio and the Intermediate High Grade Portfolio this restriction will not apply to securities subject to Rule 144A under the 1933 Act if two or more dealers make a market in such securities.

12.  Investing more than 10% of its total assets in time deposits maturing in more than seven calendar days (in the case of the Money Market Fund, time deposits maturing from two business days through six months).

13.  Purchasing any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

14.  Making investments for the purpose of exercising control or management.

15.  Investing in warrants (except as permitted under the Portfolio’s investment goals and policies or other than warrants acquired by the portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio’s net assets or if, as a result, more than 2% (5% in the case of the International Equity Fund) of the Portfolio’s net assets would be invested in warrants not listed on a recognized U.S. or foreign exchange to the extent permitted by applicable state securities laws.

The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.

Holdings of the securities of the Portfolios regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of December 31, 2004:

Salomon Brothers Variable Money Market Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
(000’s omitted)
N/A

Diversified Strategic Income Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
THE BEAR STEARNS COS INC.	D	383
CS FIRST BOSTON	D	336
BANK OF AMERICA CORP.	D	399
MORGAN STANLEY	D	184

Salomon Brothers Variable All Cap Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
JPMORGAN CHASE & CO.	E	82
MERRILL LYNCH & CO., INC.	E	66
STATE STREET CORP.	E	49
MORGAN STANLEY	E	33

Salomon Brothers Variable International Equity Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
UBS AG	E	92

Salomon Brothers Variable Growth & Income Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
BANK OF AMERICA CORP.	E	342
THE GOLDMAN SACHS GROUP, INC.	E	171
MERRILL LYNCH & CO. INC.	E	197
JPMORGAN CHASE & CO.	E	231
THE BANK OF NEW YORK CO., INC.	E	94

Fundamental Value Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
JPMORGAN CHASE & CO.	E	17,484
MERRILL LYNCH & CO., INC.	E	10,095
STATE STREET CORP.	E	7,265
MORGAN STANLEY	E	4,902

Intermediate High Grade Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
(000’s omitted)
N/A	N/A	None

Salomon Brothers Variable Aggressive Growth Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
LEHMAN BROTHERS HOLDINGS INC.	E	1,973
MERRILL LYNCH & CO., INC.	E	1,512

Appreciation Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
THE GOLDMAN SACHS GROUP, INC.	E	3,017
JPMORGAN CHASE & CO.	E	8,389
MERRILL LYNCH AND CO., INC.	E	11,141
THE BANK OF NEW YORK CO., INC.	E	6,049

Equity Index Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
CITIGROUP, INC.	E	34,875
BANK OF AMERICA CORP.	E	26,981
JPMORGAN CHASE & CO.	E	19,373
MORGAN STANLEY	E	8,555
MERRILL LYNCH & CO., INC.	E	7,861
THE BANK OF NEW YORK CO., INC.	E	3,637
THE GOLDMAN SACHS GROUP, INC.	E	7,069
STATE STREET CORP.	E	2,315
LEHMAN BROTHERS HOLDINGS INC.	E	3,401
THE BEAR STEARNS COS. INC.	E	1,483

Portfolio Turnover

The Money Market Fund may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Portfolio’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the Portfolio’s securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A Portfolio turnover rate of 100% would occur if all of a Portfolio’s securities that are included in the computation of turnover were replaced once during a period of one year.

For regulatory purposes, the portfolio turnover rate for the money market portfolio will be considered 0%.

For the 2004 and 2003 fiscal years, the portfolio turnover rates for each Portfolio having operations during the stated periods were as follows:

Portfolio	12/31/04	12/31/03
Appreciation Portfolio	41%	41%
Capital and Income Portfolio	0%	0%
Diversified Strategic Income Portfolio	57%	54%
Aggressive Growth Fund	57%	3%
All Cap Value Fund	4%	27%
Equity Index Portfolio	1%	0%
Growth & Income Fund	83%	63%
Intermediate High Grade Portfolio	10%	6%
International Equity Fund	20%	30%
Fundamental Value Portfolio	31%	18%
Money Market Fund	0%	0%
All Cap Fund	30%	0%

Certain other practices that may be employed by a Portfolio also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio’s shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio managers for the funds. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

The table below identifies, for the portfolio managers, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Appreciation Portfolio	Harry D. Cohen	2 Registered investment companies with $ 6.31 billion in total assets under management	1 Other pooled investment vehicles with $0.04 billion in assets under management	17,680 Other accounts with $4.16 billion in total assets under management

Salomon Brothers Variable Aggressive Growth Fund	Richard A. Freeman	10 Registered investment companies with $11.08 billion in total assets under management	2 Other pooled investment vehicles with $0.29 billion in assets under management	113,720 Other accounts with $8.14 billion in total assets under management

Intermediate High Grade Portfolio	Eugene J. Kirkwood	1 Registered investment companies with $0.09 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	239 Other accounts with $0.91 billion in total assets under management

Appreciation Portfolio	Scott Glasser	3 Registered investment companies with $7.85 billion in total assets under management	1 Other pooled investment vehicles with $0.04 billion in assets under management	17,216 Other accounts with $2.10 billion in total assets under management

Salomon Brothers Variable All Cap Fundamental Value Portfolio	John G. Goode	18 Registered investment companies with $10.68 billion in total assets under management	3 Other pooled investment vehicles with $ 0.52 billion in assets under management	90,863 Other accounts with $13.19 billion in total assets under management

Salomon Brothers Variable Money Market Fund	Martin Hanley	4 Registered investment companies with $24.04 billion in total assets under management	1 Other pooled investment vehicles with $3.09 billion in assets under management	2 Other accounts with $1.07 billion in total assets under management

	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Salomon Brothers Variable Growth & Income Fund	Michael Kagan	5 Registered investment companies with $4.30 billion in total assets under management	4 Other pooled investment vehicles with $0.52 billion in assets under management	3 Other accounts with $0.05 billion in total assets under management

Equity Index Portfolio	John Lau	3 Registered investment companies with $0.96 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	8 Other accounts with $1.17 billion in total assets under management

Diversified Strategic Income Portfolio	Roger Lavan	16 Registered investment companies with $6.81 billion in total assets under management	4 Other pooled investment vehicles with $0.40 billion in assets under management	4 Other accounts with $1.87 billion in total assets under management

Diversified Strategic Income Portfolio	Beth Semmel	25 Registered investment companies with $15.04 billion in total assets under management	11 Other pooled investment vehicles with $1.75 billion in assets under management	23 Other accounts with $4.21 billion in total assets under management

Diversified Strategic Income Portfolio	Peter Wilby	33 Registered investment companies with $18.53 billion in total assets under management	15 Other pooled investment vehicles with $1.91 billion in assets under management	47 Other accounts with $7.79 billion in total assets under management

Diversified Strategic Income Portfolio	Olivier Asselin	0 Registered investment companies with $0 billion in total assets under management	25 Other pooled investment vehicles with $9.89 billion in assets under management	16 Other accounts with $4.25 billion in total assets under management

Diversified Strategic Income Portfolio	David M. Zahn	0 Registered investment companies with $0 billion in total assets under management	5 Other pooled investment vehicles with $0.61 billion in assets under management	10 Other accounts with $1.34 billion in total assets under management

Salomon Brothers Variable Growth & Income	Kevin Caliendo	5 Registered investment companies with $2.23 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	0 Other accounts with $0 billion in total assets under management

Capital & Income Portfolio	Mark McAllister	17 Registered investment companies with $9.77 billion in total assets under management	2 Other pooled investment vehicles with $0.24 billion in assets under management	15,393 Other accounts with $3.92 billion in total assets under management

Salomon Brothers Variable International Equity Fund	Jeffrey Russell	1 Registered investment companies with $1.77 billion in total assets under management	12,493 Other pooled investment vehicles with $0.58 billion in assets under management	5 Other accounts with $0.16 billion in total assets under management

Capital & Income Portfolio	Michael Sedoy	2 Registered investment companies with $0.54 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	0 Other accounts with $0 billion in total assets under management

Equity Index Portfolio	Louis Scott	4 Registered investment companies with $1.16 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	6 Other accounts with $0.92 billion in total assets under management

Equity Index Portfolio	Alex Romeo	5 Registered investment companies with $2.16 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	1 Other accounts with $0.10 billion in total assets under management

Equity Index Portfolio	Daniel Willey	8 Registered investment companies with $2.38 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	15 Other accounts with $2.19 billion in total assets under management

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Portfolio’s managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Portfolio shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by Portfolios and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Conflicts of Interest

Material conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The advisers or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The adviser and the Portfolios have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple Portfolios and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by the portfolio managers.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Appreciation Portfolio	Harry D. Cohen	None
Appreciation Portfolio	Scott Glasser	None
Salomon Brothers Variable Aggressive Growth Fund	Richard A. Freeman	None
Intermediate High Grade Portfolio	Eugene J. Kirkwood	None
Fundamental Value Portfolio	John G. Goode	None
Salomon Brothers Variable All Cap	John G. Goode	None
Salomon Brothers All Cap Value Fund	John G. Goode	None
Salomon Brothers All Cap Value Fund	Peter Hable	None
Salomon Brothers Variable Money Market Fund	Martin Hanley	None
Salomon Brothers Variable Growth & Income Fund	Michael Kagan	None
Salomon Brothers Variable Growth & Income Fund	Kevin Caliendo	None
Equity Index Portfolio	John Lau	None
Equity Index Portfolio	Daniel Willey	None
Equity Index Portfolio	Alex Romeo	None
Equity Index Portfolio	Louis Scott	None
Diversified Strategic Income Portfolio	Roger Lavan	None
Diversified Strategic Income Portfolio	Beth Semmel	None
Diversified Strategic Income Portfolio	Peter Wilby	None
Diversified Strategic Income Portfolio	Olivier Asselin	None
Diversified Strategic Income Portfolio	David M. Zahn	None
Salomon Brothers Variable International Equity Fund	Jeffrey Russell	None
Capital and Income Portfolio	Mark McAllister	None
Capital and Income Portfolio	Michael Sedoy	None

Portfolio Transactions

Most of the purchases and sales of securities for a Portfolio, whether effected on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Portfolio are made by its adviser, which also is responsible for placing these transactions, subject to the overall review of the Board. With respect to the Diversified Strategic Income Portfolio and Capital and Income Portfolio, decisions to buy and sell U.S. securities for the Portfolio are made by the Portfolio’s adviser, which also is responsible for placing these transactions; however, the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with CAM Ltd., the Portfolios’ sub-adviser. Although investment decisions for each Portfolio are made independently from those of the other accounts managed by its adviser, investments of the type the Portfolio may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by its adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by the Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The following tables set forth certain information regarding each Portfolio’s payment of brokerage commissions with the exception of the Diversified Strategic Income Portfolio, Money Market Fund and Intermediate High Grade Portfolio, which did not pay any brokerage commissions during these time periods.

Fiscal Year Ended December 31, 2004

Portfolio	Total Brokerage Commissions Paid	Brokerage Commissions Paid to CGM
Appreciation	$761,520	15,983
Aggressive Growth	17,967	500
All Cap Value	8,259	30
Equity Index	65,865	N/A
Growth & Income	21,268	15
Fundamental Value	1,074,955	29,790
Diversified Strategic	250	N/A
Variable International Equity	4,767	N/A

Portfolio	% of Aggregate Brokerage Commissions Paid to CGM	% of Aggregate Dollar Amount of Transactions Involving Commissions Paid to CGM
Appreciation	2.1%	2.9%
Aggressive Growth	2.78%	0.81%
All Cap Value		44%
Equity Index	N/A	N/A
Growth & Income	0.07%	0.06%
Fundamental Value	2.77%	2.26%
Diversified Strategic	0%	0%
Variable International Equity	0%	0%

Fiscal Year Ended December 31, 2003

Portfolio	Total Brokerage Commissions Paid	Brokerage Commissions Paid to CGM
Appreciation	$911,525	$36,516
Aggressive Growth	$8,905	$0
All Cap Value	$9,840	$70
Equity Index	$125,026	$0
Growth & Income	$18,954	$0
International Equity	$5,531	$0
Fundamental Value	$851,574	$8,435

Portfolio	% of Aggregate Brokerage Commissions Paid to CGM	% of Aggregate Dollar Amount of Transactions Involving Commissions Paid to CGM
Appreciation	4.01%	2.59%
Aggressive Growth	0%	0%
All Cap Value	0.71%	0.64%
Equity Index	0%	0%
Growth & Income	0%	0%
International Equity	0%	0%
Fundamental Value	0.99%	0.99%

Fiscal Year Ended December 31, 2002

Portfolio	Total Brokerage Commissions Paid	Brokerage Commissions Paid to CGM
Appreciation	$1,229,125	$31,582
Aggressive Growth	$1,628	$0
All Cap Value	$25,229	$85
Equity Index	$190,429	$0
Growth & Income	$16,723	$22
International Equity	$8,560	$99
Fundamental Value	$962,739	$7,603

Portfolio	% of Aggregate Brokerage Commissions Paid to CGM	% of Aggregate Dollar Amount of Transactions Involving Commissions Paid to CGM
Appreciation	2.57%	3.15%
Aggressive Growth	0%	0%
All Cap Value	0.34%	0.49%
Equity Index	0%	0%
Growth & Income	0.13%	0.18%
International Equity	1.16%	1.43%
Fundamental Value	0.79%	1.03%

In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, each adviser will consider the factors the adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the fund and an adviser authorizes the adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio, the other Portfolios and/or other accounts over which the adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreements and the sub-investment advisory and/or administration agreements between the Fund and the advisers and the sub-adviser and/or administrator, respectively, are not reduced by reason of their receiving such brokerage and research services. The Board, in its discretion, may authorize the advisers to cause the Portfolios to pay a broker that provides such brokerage and research services a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of such brokerage and research services. The Board periodically will review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio.

For the fiscal year ended December 31, 2004, the following table sets forth certain information regarding a Portfolio’s payment of brokerage commissions and brokerage transactions to brokers because of research services provided:

Portfolio	Total Brokerage Commissions Directed for Research	Amount of Transactions Involving Commissions Directed for Research
Appreciation Portfolio	$117,457	$72,298,232
Fundamental Value Portfolio	$69,398	$22,124,050
Salomon Brothers Variable Aggressive Growth Fund	$3,250	$1,925,065
Salomon Brothers Variable All Cap Value Fund	$324	$77,127
Salomon Brothers Variable International Equity Fund	$3,625	$1,643,641

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board has determined that portfolio transactions for a Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of its adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, CGM may directly execute transactions for a Portfolio on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The Portfolios may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

Name	Service

Smith Barney Fund Management LLC (“SBFM” or “adviser” and “administrator”)

Investment adviser to Intermediate High Grade, Fundamental Value, Diversified Strategic Income and Appreciation Portfolios; Administrator to each Portfolio except Capital and Income Portfolio: Adviser to Capital and Income Portfolio

Salomon Brothers Asset Management Inc (“SaBAM” or “adviser”)

Investment adviser to Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable International Equity Fund, Salomon Brothers Variable All Cap Value Fund and Salomon Brothers Variable Money Market Fund

Citigroup Asset Management Limited (“CAM Ltd.” or “sub-adviser”)	Sub-investment adviser to Diversified Strategic Income Portfolio and Capital and Income Portfolio

Travelers Investment Management Company (“TIMCO” or “adviser”)	Investment Adviser to Equity Index Portfolio

Citigroup Global Markets Inc. (“CGM” or “distributor”)	Distributor

State Street Bank and Trust Company (“State Street”)	Custodian

Citicorp Trust Bank, fsb (“transfer agent”)	Transfer Agent and Dividend Paying Agent

PFPC Inc. (“sub-transfer agent”)	Sub-Transfer Agent

These organizations and the functions they perform for the portfolios are discussed in the prospectuses and in this SAI.

Trustees and Officers of the Fund

Overall responsibility for management and supervision of the Fund and the Portfolios rests with the Fund’s Board of Trustees. The Trustees approve all significant agreements between the Portfolio and the persons or companies that furnish services to the Fund and its Portfolios, including agreements with the advisers and/or sub-adviser and administrator of the Portfolios and with the Portfolios’ custodian, transfer agent and distributor. The day-to-day operations of the Portfolios are delegated to the advisers and/or sub-adviser and administrator of the Portfolios. The names of the Trustees, including each Trustee who is not an “interested person” of the Fund or an adviser or its affiliates, as defined in the 1940 Act (“Independent Trustees”) and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	1995	Professor–Harvard Business School	50	N/A

Burt N. Dorsett The Stratford # 702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	1991	President–Dorsett McCabe Capital Management Inc.; Chief Investment Officer–Leeb Capital Management, Inc. 1999-Present	27	N/A

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	1991	Chairman–The Dress Barn Inc.	27	The Dress Barn Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	1995	Attorney	51	N/A

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt. 6 West Lebanon, NH 03784 Birth Year: 1932	Trustee	1991	Chief Executive Officer–Performance Learning Systems	27	N/A

INTERESTED TRUSTEE:

R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	President and Chief Executive Officer	2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2001)	219	None

*	Each Trustee serves until his successor has been elected and qualified.
**	Mr. Gerken is an “interested” person of the Fund because he is an officer of SBFM and its affiliates.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS:

R. Jay Gerken (See above)	(See above)	(See above)	(See above)

Andrew B. Shoup CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Chief Administrative Officer of mutual funds associated with Citigroup Inc.; Head of International Funds Administration of CAM from 2001 to 2003; Director of Global Funds Administration of CAM from 2000 to 2001.

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer	Since 2002 and 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Chief Compliance Officer: SBFM, TIA, CFM, Salomon Brothers Asset Management Limited, and Smith Barney Global Capital Management Inc.

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Treasurer and Chief Financial Officer	Since 2004	Vice President of CGM; Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup

Harry D. Cohen CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Vice President and Investment Officer	Since 1991	Managing Director of CGM; Investment Officer of SBFM

Richard A. Freeman CAM 399 Park Avenue New York, NY 10022 Birth Year: 1953	Vice President and Investment Officer	Since 2000	Managing Director of CGM and Investment Officer of SBFM

Eugene J. Kirkwood CAM 399 Park Avenue New York, NY 10022 Birth Year: 1964	Vice President and Investment Officer	Since 2003	Director of CGM; Investment Officer of SBFM

Scott Glasser CAM 399 Park Avenue New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 1996	Managing Director of CGM; Investment Officer of SBFM

John G. Goode CAM One Sansome Street, San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 1993	Managing Director of CGM; Chairman and Chief Investment Officer of Davis Skaggs Investment Management, a division of SBFM; Investment Officer of SBFM

*	Each officer serves until his or her respective successor has been elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin Hanley CAM 399 Park Avenue New York, NY 10022 Birth Year: 1965	Vice President and Investment Officer	Since 2001	Managing Director of CGM; Investment Officer of SBFM

Michael Kagan CAM 399 Park Avenue New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2000	Managing Director of CGM; Investment Officer of SBFM

John Lau Travelers Investment Management Company 100 First Stamford Place Stamford, CT 06902 Birth Year: 1965	Vice President and Investment Officer	Since 2000	Investment Officer of TIMCO

Roger Lavan CAM 399 Park Avenue New York, NY 10022 Birth Year: 1963	Vice President and Investment Officer	Since 2002	Managing Director of CGM and SaBAM; Investment Officer of SBFM.

Beth Semmel CAM 399 Park Avenue New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2002	Managing Director of CGM and SaBAM; Investment Officer of SBFM. Previously, Director of CGM and SaBAM

Peter Wilby CAM 399 Park Avenue New York, NY 10022 Birth Year: 1958	Vice President and Investment Officer	Since 2002	Managing Director of CGM and SaBAM; Investment Officer of SBFM.

Olivier Asselin CAM Ltd. Citigroup Centre Canada Square Canary Wharf, London E14 5LB Birth Year: 1963	Vice President and Investment Officer	Since 2002	Investment Officer of CAM Ltd.

David M. Zahn CAM Ltd. Citigroup Centre Canada Square Canary Wharf, London E14 5LB Birth Year: 1970	Vice President and Investment Officer	Since 2002	Investment Officer of CAM Ltd.

Kevin Caliendo CAM 399 Park Avenue New York, NY 10022 Birth Year: 1970	Vice President and Investment Officer	Since 2003	Managing Director of CGM Investment Officer of SBFM

*	Each officer serves until his or her respective successor has been elected and qualified.

For the calendar year ended December 31, 2004, the Trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities owned in each series of the fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees
Dwight B. Crane	None	Over $100,000
Burt N. Dorsett	None	None
Elliott S. Jaffe	None	None
Stephen E. Kaufman	None	None
Cornelius C. Rose, Jr.	None	Over $100,000

Interested Trustee
R. Jay Gerken	None	Over $100,000

As of December 31, 2004, none of the Independent Trustees, or their immediate family members, owned beneficially or of record any securities in any adviser or principal distributor of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with any adviser or principal distributor of the Fund.

The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Crane, Dorsett, Jaffe, Kaufman and Rose. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of each Portfolio. The Audit Committee oversees the scope of each Portfolio’s audits, each Portfolio’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of each Portfolio’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by each Portfolio’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to a Portfolio’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Nominating Committee is charged with the duty of making all nominations for Trustees to the Board. The Nominating Committee will consider nominees recommended by a Portfolio’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary. The Nominating Committee met once times during the Fund’s most recent fiscal year.

The Fund also has a Pricing Committee composed of the Chairman of the Board and one Independent Trustee, which is charged with determining the fair value prices for securities when required.

The following table shows the compensation paid by each portfolio during the fiscal year ended December 31, 2004 and other CAM Mutual Funds for the calendar year ended December 31, 2004 to each trustee during the Fund’s last fiscal year. The Fund does not pay retirement benefits to its trustees and officers.

Aggregate Compensation From Fund†

Independent Trustees	EI(1)	SBVG&I(2)	IHG(3)	MM(4)	SBVACV(5)
Dwight B. Crane(1)(2)	$3,162.00	$470.00	$456.00	$451.00	$459.00
Burt N. Dorsett(1)	$2,495.00	$217.00	$205.00	$201.00	$208.00
Elliot S. Jaffe(1)	$2,872.00	$180.00	$166.00	$161.00	$169.00
Stephen E. Kaufman(1)	$2,952.00	$260.00	$246.00	$241.00	$249.00
Cornelius C. Rose, Jr.(1)	$2,942.00	$250.00	$236.00	$231.00	$239.00

Aggregate Compensation From Fund†

Independent Trustees	APP(6)	SBVEG(7)	FV(8)	DSIP(9)	SBVIE(10)
Dwight B. Crane(1)(2)	$1,890.00	$498.00	$1,921.00	$634.00	$456.00
Burt N. Dorsett(1)	$1,424.00	$238.00	$1,450.00	$357.00	$205.00
Elliot S. Jaffe(1)	$1,600.00	$208.00	$1,631.00	$344.00	$166.00
Stephen E. Kaufman(1)	$1,680.00	$288.00	$1,711.00	$424.00	$246.00
Cornelius C. Rose, Jr.(1)	$1,670.00	$278.00	$1,701.00	$414.00	$236.00

(1)	EI - Equity Index Portfolio
(2)	SBVG&I - Salomon Brothers Variable Growth & Income Fund
(3)	IHG - Intermediate High Grade Portfolio
(4)	MM - Salomon Brothers Variable Money Market Fund
(5)	SBVACV - Salomon Brothers Variable All Cap Value Fund
(6)	APP - Appreciation Portfolio
(7)	SBVEG - Salomon Brothers Aggressive Growth Fund
(8)	FV - Fundamental Value Portfolio
(9)	DSIP - Diversified Strategic Income Portfolio
(10)	SBVIE - Salomon Brothers Variable International Equity Fund

Independent Trustees	Pension or Retirement Benefits Accrued As part of Fund Expenses	Compensation From Fund And Fund Complex Paid to Trustees	Number of Funds for Which Trustee Serves Within Fund Complex
Dwight B. Crane(1)(2)	0	$214,788	50
Burt N. Dorsett(1)	0	$60,600	27
Elliot S. Jaffe(1)	0	$63,050	27
Stephen E. Kaufman(1)	0	$149,000	51
Cornelius C. Rose, Jr.(1)	0	$69,400	27
Interested Trustee
R. Jay Gerken	0	N/A	219

(1)	Designates an independent Trustee and a member of the Audit Committee.
(2)	Designates the lead Trustee.
†	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the Fund: 11,850

No employee of CAM or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of a portfolio. Each Independent Trustee receives an annual retainer of $50,000 for services as Director. Mr. Crane receives an additional annual fee of $10,000 for his services as lead Trustee. In addition, each Independent Trustee receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the independent Trustee. The annual retainer and meeting fees are allocated among the funds for which each Independent Trustee serves on the basis of their average net assets. In addition, each Independent Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended December 31, 2004, such expenses totaled $20,519.

At the end of the year in which they attain age 80, Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the Fund’s last fiscal year, aggregate compensation paid to Trustees Emeritus was $13,721.

As of April 11, 2005, the Trustees and officers as a group owned less than 1% of the outstanding common stock of the Fund. To the best knowledge of the Trustees, as of April 11, 2005, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following Portfolios:

Shareholder	Shares Held	Percent Ownership
Salomon Brothers Variable Money Market Fund
IDS Life Insurance Corp	484,030.410	81.6309
Separate Account AGI-A
222 AXP Financial Center
Minneapolis MN 55474

IDS Life Insurance Company of New York	308,919.950	18.3692
Separate Account BGI-B
222 AXP Financial Center
Minneapolis MN 55474

Intermediate High Grade Portfolio
IDS Life Variable Account	281,769.615	100.0000
Smith Barney Funds
222 AXP Financial Center
Minneapolis MN 55474

Diversified Strategic Income Portfolio
Travelers Life Annuity Company	5,829,889.721	55.9444
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

Travelers Insurance Company	3,819,717.566	36.6545
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

IDS Life Variable Account	771,246.874	7.4009
Smith Barney Funds
222 AKP Financial Center
Minneapolis MN 55474

Equity Index Portfolio—Class I
Travelers Life Annuity Company	30,825,631.590	63.7566
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

Travelers Insurance Company	17,383,656.641	35.9546
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

*	Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

Shareholder	Shares Held	Percent Ownership
Salomon Brothers Variable All Cap Value Fund—Class I
The Travelers Insurance Co	8,000,630.847	41.3248
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

The Travelers Insurance Co	6,927,677.628	35.7828
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

Salomon Brothers Variable Growth and Income Fund—Class I
IDS Life Insurance Corp	1,173,806.912	50.3659
Separate Account AGI-A
222 AXP Financial Center
Minneapolis MN 55474

The Travelers Insurance Co	659,964.124	28.3178
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

The Travelers Insurance Co	395,457.179	16.9683
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

Salomon Brothers Variable Aggressive Growth Fund
The Travelers Insurance Co Attn: Shareholder Accounting, 6MS One Tower Square Hartford CT 06183	458,080.259	39.0549

The Travelers Insurance Co Attn: Shareholder Accounting, 6MS One Tower Square Hartford CT 06183	450,513.662	38.4098

IDS Life Insurance Corp Separate Account AGI-A 222 AXP Financial Center Minneapolis MN 55474	237,153.248	20.2192

Appreciation Portfolio
Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06195-0027	24,499,209.852	64.4365

Travelers Insurance Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06199-0027	10,335,791.355	27.1841

*	Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

Shareholder	Shares Held	Percent Ownership
Salomon Brothers Variable International Equity Fund I
IDS Life Insurance Corp Separate Account AGI-A 222 AXP Financial Center Minneapolis MN 55474	353,764.063	93.8049

IDS Life Insurance Company of New York Separate Account BGI-B 222 AXP Financial Center Minneapolis MN 55474	23,363.342	6.1951

Equity Index Portfolio Class II
Travelers Insurance Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06199-0027	4,747,426.036	53.6734

Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford, CT 06199-0027	3,064,477.012	38.5193

Fundamental Value Portfolio
Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford, CT 06199-0027	27,775,100.387	65.9893

Travelers Insurance Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06199-0027	13,908,666.428	33.0448

*	Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

Investment Advisers, Sub-Investment Adviser and Administrator

SBFM serves as adviser to Appreciation Portfolio and Fundamental Value Portfolio pursuant to an investment management agreement (the “Management Agreement”). CAM Ltd serves as subadviser to each Portfolio pursuant to a Sub-Advisory Agreement. Each agreement was most recently approved by the Board, including a majority of the independent trustees, on July 14, 2004. SBFM and CAM Ltd are affiliates of CGM and is an indirect, wholly-owned subsidiaries of Citigroup. Subject to the supervision and direction of the Board of Directors.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2004 of approximately $113 billion.

In November 2001, SBFM assigned the investment management agreements of Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth & Income Fund and Salomon Brothers Variable International Equity Fund, to its affiliate, SaBAM. On July 26, 2002, SBFM assigned the investment advisory agreement of the Money Market Portfolio to SaBAM and renamed the Money Market Portfolio the Salomon Brothers Variable Money Market Fund. SaBAM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is located at 399 Park Avenue, New

York, New York 10022. SaBAM was organized as a Delaware corporation in 1987. SaBAM is also an indirect wholly-owned subsidiary of Citigroup. As of March 31, 2004, SaBAM rendered investment advice to investment companies that had aggregate assets under management in excess of $79 billion.

SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

SaBAM granted to the Fund, on behalf, of All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund, International Equity Fund and Money Market Fund, a royalty-free, non-exclusive license to use the name “Salomon Brothers” in the name of the each Portfolio for the duration of the advisory agreement and any extensions or renewals thereof. Such license shall, upon termination of the advisory agreement, be terminated by adviser, in which event the Fund, on behalf of the Portfolios, shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name “Salomon Brothers” in the name of the Portfolio or otherwise to the extent legally possible.

TIMCO, investment adviser to the Equity Index Portfolio, is an indirect wholly-owned subsidiary of Citigroup. TIMCO is registered as an investment adviser with the SEC under the Advisers Act and is located at 100 First Stamford Place, Stamford, Connecticut 06902. TIMCO was organized as a Connecticut corporation in 1967. As of March 31, 2004, TIMCO rendered investment advice to investment companies that had aggregate assets under management in excess of $6.2 billion.

CAM Ltd, sub-adviser to Diversified Strategic Income Portfolio and Capital and Income Portfolio, also is an indirect wholly-owned subsidiary of Citigroup. CAM Ltd. is registered as an investment adviser with the SEC under the Advisers Act and is located at Citigroup Centre, Canada Square, Canary Wharf, London, England E14 SLB. CAM Ltd. was organized as a corporation in England and Wales. As of December 31, 2004, CAM Ltd. rendered investment advice to investment companies that had aggregate assets under management in excess of approximately $28.4 billion.

Each of the advisory agreements and the sub-advisory agreement have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund’s advisory agreements and the sub-advisory agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by an adviser or its affiliates in connection with providing services to each Portfolio, compared the fees charged by an adviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by an adviser with respect to each Portfolio. The Board also considered each Portfolio’s performance relative to a selected peer group and to other benchmarks, the expense ratio of the Portfolio in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and adviser services, and benefits potentially accruing to the adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the adviser, as well as research services received by the adviser from brokers-dealers who execute transactions on behalf of the Portfolio. The Portfolio or an adviser may terminate the advisory agreements and the sub-advisory agreement, if applicable, on sixty days’ written notice without penalty. The advisory agreements and the sub-advisory agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Advisory Agreement

At a meeting held on July 14, 2004, the Board considered the continuation of each Portfolio’s investment advisory agreement between the adviser and each Portfolio for another year. The Board, considered the reasonableness of the investment advisory fee with respect to the fund in light of the extent and quality of the investment advisory services provided and additional benefits received by the manager and its affiliates in connection with providing services to each Portfolio, compared the fees charged by the manager to the fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to each Portfolio. The Board also considered the performance of each Portfolio relative to a selected peer group, each Portfolio’s total expenses in comparison to each Portfolio within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager.

Appreciation Portfolio

With respect to the portfolio, the board discussed the portfolio’s superior performance in relation to an index of comparable funds for the one-, three-, five- and ten-year periods ended December 31, 2003. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Diversified Strategic Income Portfolio

With respect to the portfolio, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the one-, three-, five- and ten-year periods ended December 31, 2003. The Board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Equity Index Portfolio

With respect to the portfolio, the board noted that the portfolio had outperformed an index of comparable funds for the one-, three-, five- and ten-year periods ended December 31, 2003 and had performed in line with the index for the ten-year period ended December 31, 2003. Based on information provided, the Board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Fundamental Value Portfolio

With respect to the portfolio, the board discussed the portfolio’s performance in relation to an index of comparable funds, noting that it had outperformed the index for five-year period ended December 31, 2003 but had underperformed for the one-year period. The board noted that the Manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Intermediate High Grade Portfolio

With respect to the portfolio, the Board discussed the portfolio’s underperformance in relation to an index of comparable funds for the five- and ten-year periods ended December 31, 2003, noting that it had performed in line with the index for the one-year period ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. The board also discussed the extent to which the manager was waiving fees and/or reimbursing expenses, noting that such waivers and reimbursements could be discontinued at any time. Based on information provided, the board also considered that the Portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable Aggressive Growth Fund

With respect to the fund, the board discussed the portfolio’s superior performance in relation to an index of comparable funds for the five-year period ended December 31, 2003, noting that it had underperformed the index for the year ended December 31, 2003. The Board noted that the manager had described the steps it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable All Cap Value Fund

With respect to the fund, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the one-, five- and ten-year periods ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable Growth & Income Fund

With respect to the fund, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the five- and ten-year periods ended December 31, 2003, noting that it had performed in line with the index for the one-year period ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable International Equity Fund

With respect to the fund, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the one- and five-year periods ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Salomon Brothers Variable Money Market Fund

With respect to the fund, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the one-, five- and ten-year periods ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. The board also discussed the extent to which the manager was waiving fees and/or reimbursing expenses, noting that such waivers and reimbursements could be discontinued at any time. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

In analyzing the expenses incurred by the adviser with respect to each Portfolio, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates.

The Board also considered the expenses of each Portfolio in comparison to those of funds within the peer group. The Board noted that it had concluded that the adviser’s methodology for allocating the expenses of operating the Portfolios in the complex was reasonable and that the adviser was passing on the benefits of economies of scale to the Portfolios.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the investment advisory agreement with respect to each Portfolio. The Independent Trustees were advised by separate independent legal counsel throughout the process.

The Portfolios pay their respective advisers an investment advisory fee calculated at an annual rate of the portfolio’s average daily net assets. These fees are calculated daily and paid monthly as follows:

Diversified Strategic Income Portfolio	0.45%
Equity Index Portfolio	0.25%
Intermediate High Grade Portfolio	0.40%
Salomon Brothers Variable Money Market Fund	0.30%
Salomon Brothers Variable All Cap Value Fund	0.45%
Salomon Brothers Variable International Equity Fund	0.85%

The Portfolios pay their respective advisers according to the following breakpoint schedule for each Portfolio, as follows:

Average Daily Net Assets	Investment Advisory Fee Rate	Administration Fee Rate
Appreciation Portfolio
Up to $250 million	0.550%	0.200%
Next $250 million	0.513	0.187
Next $500 million	0.476	0.174
Next $1 billion	0.439	0.161
Next $1 billion	0.402	0.148
Over $3 billion	0.365	0.135

Fundamental Value Portfolio
Up to $1.5 billion	0.550%	0.200%
Next $0.5 billion	0.500	0.200
Next $0.5 billion	0.490	0.160
Next $1 billion	0.460	0.140
Over $3.5 billion	0.380	0.120

Growth & Income Fund
Average Net Assets	Advisory Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425
Next $1 billion	0.400
Next $1 billion	0.375
Over $4 billion	0.350

Aggressive Growth Fund
Average Net Assets	Advisory Fee Rate
First $5 billion	0.600%
Next $2.5 billion	0.575
Next $2.5 billion	0.550
Over $10 billion	0.500

CAM Ltd., as sub-adviser to the Diversified Strategic Income Portfolio and the Capital and Income Portfolio is paid a fee by SBFM.

Each adviser and the sub-adviser pay the salaries of all officers and employees who are employed by both it and the Fund, maintains office facilities for the Fund and bears all expenses in connection with the performance of their respective services under their advisory agreements or the sub-advisory agreement with the Fund.

The Portfolios paid or incurred the following investment advisory fees for the fiscal years ended December 31, 2004, 2003 and 2002 to their respective adviser:

Portfolio	Adviser	12/31/04	12/31/03	12/31/02
Appreciation Portfolio	SBFM	$4,147,336	$3,347,145	$3,280,135
Diversified Strategic Income Portfolio	SBFM	437,192	35,827	353,906
Aggressive Growth Fund†	SaBAM	188,355	70,617	65,171
All Cap Value Fund††	SaBAM	22,413	2,745	29,002
Equity Index Fund**	TIMCO	3,679,362	276,677	1,894,102
Growth & Income Fund†	SaBAM	47,422	3,508	39,294
Intermediate High Grade Portfolio	SBFM	11,554	13,804	15,644
International Equity Fund†	SaBAM	26,583	26,560	37,314
Money Market Fund***#	SaBAM	2,104	3,351	7,137
Fundamental Value Portfolio	SBFM	4,417,856	3,085,522	2,745,287

**	Prior to June 24, 2002, TIMCO and SBFM had voluntarily limited the ratio of expenses to average net assets to 0.30% and 0.55% for Class I and Class II shares, respectively.
***	SBFM waived $2,104, $3,351 and $7,137 of its investment advisory fees for the fiscal years ended December 31, 2004, 2003 and 2002, respectively.
†	In November 2001, SBFM assigned the investment advisory agreements of the Aggressive Growth, Growth and Income and International Equity Funds to its affiliate, SaBAM.
††	In December 2001, shareholders of All Cap Value Fund approved a new investment advisory agreement with SaBAM, replacing SBFM.
#	On July 26, 2002, SBFM assigned the investment advisory agreement of the Money Market Portfolio to its affiliate, SaBAM and renamed the Money Market Portfolio the Salomon Brothers Variable Money Market Fund.

The Fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees, SEC fees and state blue sky qualification fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation of corporate meetings and of preparation and printing of prospectuses and shareholder reports for regulatory purposes and for distribution to shareholders.

Administrator

SBFM serves as administrator to each Portfolio, except the Capital and Income Portfolio, pursuant to a separate written agreement with each Portfolio (the “Administration Agreement”). The Administration Agreement was approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

As administrator, SBFM pays the salaries of all officers and employees who are employed by both it and the Fund; maintains office facilities for the Fund; furnishes the Fund with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund; prepares reports to the Fund’s shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. SBFM bears all expenses in connection with the performance of its services.

SBFM, as administrator of the Portfolios, is paid a fee at the annual percentage of 0.20% of the value of each Portfolio’s average net assets, except with respect to the Equity Index Portfolio, for which it is paid a fee at an annual percentage of 0.06% of the value of the Portfolio’s average net assets.

The Portfolios incurred the following administration fees for the years ended December 31, 2004, 2003 and 2002:

Portfolio	Administrator	12/31/04	12/31/03	12/31/02
Appreciation Portfolio	SBFM	$1,509,728	$1,217,144	$1,192,777
Diversified Strategic Income Portfolio	SBFM	194,307	171,626	157,292
Aggressive Growth Fund	SBFM	55,964	18,831	17,379
All Cap Value Fund	SBFM	9,961	9,902	12,890
Equity Index Portfolio*	SBFM	883,047	653,422	570,452
Growth & Income Fund	SBFM	21,077	15,591	17,464
Intermediate High Grade Portfolio	SBFM	5,777	6,902	7,822
International Equity Fund	SBFM	3,773	6,249	8,780
Money Market Fund**	SBFM	1,403	2,233	4,758
Fundamental Value Portfolio	SBFM	1,606,493	1,217,144	998,286

*	Prior to June 24, 2002, TIMCO and SBFM had voluntarily limited the ratio of expenses to average net assets to 0.30% and 0.55% for Class I and Class II shares, respectively.
**	SBFM waived all of its administration fee for the fiscal years ended December 31, 2004, 2003 and 2002.

Distribution Arrangements for the Equity Index Portfolio, All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund.

The fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for the Class II shares of the Equity Index Portfolio, All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund (the “Plan”). Pursuant to the Plan, each Portfolio pays CGM (for remittance to a Participating Insurance Company) for various costs incurred or paid by such company in connection with the distribution of Class II shares of each portfolio. Depending on the Participating Insurance Company’s corporate structure and applicable state law, CGM may remit payments to the Participating Insurance Company’s affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

The Plan provides that the Trust, on behalf of each Portfolio, shall pay CGM a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the Class II shares. Under the terms of the Plan, the Fund is authorized to make payments quarterly to CGM for remittance to a Participating Insurance Company, in order to pay or reimburse such Participating Insurance Company for distribution expenses incurred or paid by such Participating Insurance Company.

The total distribution fees paid by Class II shares of Equity Index Portfolio for the fiscal years ended December 31, 2004, 2003, and 2002 were $460,311, $258,554 and $225,923, respectively. The Class II Shares of the All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund commenced operations on August 30, 2003.

For the fiscal year ended December 31, 2004, CGM incurred distribution expenses for the following: advertising, printing and mailing prospectuses, support services and overhead expenses to Smith Barney Financial Consultants and accruals for interest on the excess of CGM expenses incurred in the distribution of the

Equity Index Portfolio Class II and Aggressive Growth Fund shares over the distribution fees received by CGM set out in the following table:

	Financial Consultant Compensation	Branch Expenses	Advertising Expenses	Printing Expenses	Total Expenses
Salomon Brothers Variable Aggressive Growth	—	27,129	100,630	—	127,759
Salomon Brothers Variable All Cap Fund	—	764,623	464,914	116	1,229,653
Equity Index Portfolio	—	318,041	856,120	—	1,174,161

Expenses payable pursuant to the Plan may include, but are not necessarily limited to: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners; (b) those relating to the development, preparation, printing and mailing of fund advertisements, sales literature and other promotional materials describing and/or relating to the fund and including materials intended for use within the Participating Insurance Company, or for broker-dealer only use or retail use; (c) holding seminars and sales meetings designed to promote the distribution of fund shares; (d) obtaining information and providing explanations to Contract owners regarding Portfolio investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Portfolio; (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Fund; (g) personal service and/or maintenance of Contract owner accounts with respect to Fund shares attributable to such accounts; and (h) financing any other activity that the Fund’s Board of Trustees determines is primarily intended to result in the sale of shares.

Expenses

In addition to amounts payable under the Advisory and Administration Agreement and the Distribution Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of independent directors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Portfolio’s prospectus contains more information about the expenses of the Portfolio.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, its advisers, sub-adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. A copy of the codes of ethics of the Fund, its advisers, sub-adviser and distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

The Board of Trustees has approved delegating proxy voting discretion of each Portfolio to the respective adviser and/or subadviser believing that the adviser and/or subadviser should be responsible for voting because it is a matter relating to the investment decision-making process.

Attached as Appendix A and Appendix B is the summary of the guidelines and procedures that the respective adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the adviser uses when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the adviser or any affiliated person of the Portfolio or the adviser, on the other.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the adviser would vote the proxy in accordance with the principals set forth in the its proxy voting policies and procedure, including the procedures used when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or any affiliated person of the Portfolio, the adviser, on the other.

This summary of the guidelines gives a general indication as to how the adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio’s investment objectives.

Information on how the Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that a Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP serves as independent registered public accounting firm, 757 Third Avenue, New York, New York 10017, have been selected as the Fund’s independent registered public accounting firm to examine and report on each Portfolio’s financial statements and financial highlights for the fiscal year ending December 31, 2005.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the Independent Trustees.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The Fund offers its shares of beneficial interest on a continuous basis. Shares can be acquired only by buying a contract from a life insurance company (the “Contract”) designated by the Fund and directing the allocation of part or all of the net purchase payment to one or more of ten subaccounts, each of which invests in a Portfolio as permitted under the Contract prospectus (the “Subaccount”). Investors should read this SAI and the Portfolio’s prospectus dated April 30, 2005 along with the Contract prospectus.

Share certificates for a Portfolio will no longer be issued. If you currently hold shares of a Portfolio, such certificates will continue to be honored.

Sales Charges and Surrender Charges

The Fund does not assess any sales charge, either when it sells or when it redeems shares of a Portfolio. Surrender charges may be assessed under the Contract, as described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in that prospectus. Shares of the Fund are currently offered exclusively to Contract owners.

On January 15, 1999, the existing shares of the Equity Index Portfolio were redesignated as Class I shares. On August 30, 2002, the existing shares of the All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund were redesignated as Class I shares. Each Portfolio created a separate class of shares designated as Class II shares. Class II shares are sold without an initial sales charge, but are subject to an annual distribution fee of 0.25% of the daily net assets of the Class. Surrender charges that may be assessed under the Contract are described in the Contract prospectus.

Money Market Fund

The valuation of the portfolio securities of the Money Market Fund is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a portfolio would receive if it sold the instrument.

The use by the Money Market Fund of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of ninety days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Board of Trustees to be “Eligible Securities,” as determined by the SEC, with minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Portfolio’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio’s holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule also provides that the extent of any deviation between the Portfolio’s net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board of Trustees. If the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Board of Trustees must cause the portfolio to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

Dividends and Distributions

Net Investment Income.    Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder’s account at net asset value in additional shares of the Portfolio that paid the dividend or distribution, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Portfolio holds, is distributed to the shareholders of the Portfolios as follows:

•	monthly for the Money Market Fund;

•	annually for the Appreciation Portfolio, Capital and Income Portfolio, Diversified Strategic Income Portfolio, Aggressive Growth Fund, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Intermediate High Grade Portfolio, International Equity Fund and Fundamental Value Portfolio.

Capital Gains.    Distributions of any net realized capital gains of the Portfolios will be paid annually shortly after the close of the fiscal year in which they are earned.

Taxes

General

The following is a summary of certain material U.S. federal income tax considerations related to the Portfolios and their shareholders. This summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolios or to their shareholders. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolios. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Portfolio will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) each Portfolio must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

Regulated Investment Company Status

The Fund intends that each Portfolio will continue to qualify separately each year as a “regulated investment company” under Subchapter M of the Code. A qualified Portfolio will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided each Portfolio distributes at least 90% of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss each year.

On December 31, 2004, the unused capital loss carryovers, by Portfolio, were approximately as follows: Intermediate High Grade Portfolio, $485,435, Appreciation Portfolio, $48,024,176, Fundamental Value Portfolio, N/A, Equity Index Portfolio, $30,303,104, All Cap Value Fund, $1,169,194, Growth & Income Fund, $889,664, Aggressive Growth Fund, $595,724 and Diversified Strategic Income Portfolio, $8,444,579. For federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

	December 31,
	2005	2006	2007	2008	2009	2010	2011
Fund	(in thousands)
Equity Index	—	—	—	$0	$0	$30,303	—
Diversified Strategic Income	—	—	$0	$1,782	$4,544	$2,119	—
Intermediate High Grade	$24	$84	$110	$266	—	—	1,000
Appreciation	—	—	—	$0	$10,515	$30,117	7,312
Fundamental Value	—	—	—	—	—	$0	0
All Cap Value Fund	—	—	—	—	—	$897	272
Growth & Income Fund	—	—	—	—	—	$245	645
Aggressive Growth Fund	—	—	—	—	—	$596	—

For federal income tax purposes each Portfolio intends to accrue dividend income in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a portfolio as taxable income.

At least annually, each Portfolio intends to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners. Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to quality as a regulated investment company for a period greater than one taxable year, it may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Segregated Asset Account

The Fund has been informed that certain of the life insurance companies offering Contracts intend to qualify each of the Subaccounts as a “segregated asset account” within the meaning of the Code. For a Subaccount to qualify as a segregated asset account, the portfolio in which such Subaccount holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a portfolio may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. However, certain increases are made to the percentage limitations to the extent of investments in United States Treasury obligations. For these purposes, all obligations of the United States Treasury and each agency or instrumentality of the Federal Government are treated as securities of separate issuers.

Income on assets of a Subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract owners. However, in the event a Subaccount is not so qualified, all annuities or life insurance contracts allocating any amount of premiums to such Subaccount will not qualify as annuities or life insurance contracts for federal income tax purposes and the holders of such annuities or life insurance contracts would be taxed on their respective shares of the income and gains earned by the Subaccount during the period of disqualification.

The fund has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular portfolio to make certain otherwise permitted investments. In particular, the ability of the Money Market and Intermediate High Grade Portfolios to invest in U.S. government securities other than direct United States Treasury obligations may be materially limited by these diversification requirements.

Organization of the Fund

The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to the Trust Agreement. The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993, October 14, 1994 and July 24, 1997, the Fund changed its name to Smith Barney Shearson Series Fund, Smith Barney Series Fund, and Greenwich Street Series Fund, respectively.

In the interest of economy and convenience, certificates representing shares in the Fund are not physically issued. The transfer agent maintains a record of each shareholder’s ownership of Fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Annuity owners generally vote by Portfolio, except with respect to the election of Trustees and the selection of independent public accountants. The variable account will vote the shares of the Fund held by the variable account at regular and special meetings of the shareholders of the various portfolios in accordance with instructions received from the owners of a variable annuity contract or a certificate evidencing interest in a Contract, offered by certain insurance companies designated by the Fund, having a voting interest in the relevant subaccount (the “Subaccount”). For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

The Fund offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of ten series have been authorized, which represent the interests in the ten Portfolios described in the prospectus and this SAI. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

The participating life insurance company sends a semi-annual report and an audited annual report to each owner of a Contract, each of which includes a list of the investment securities held by the Portfolios at the end of the period covered. Contract owners may make inquiries regarding the Fund and its Portfolios, including the current performance of the Portfolios, to a representative of a participating life insurance company or their Smith Barney Financial Consultant.

There will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Contract owner incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Fund’s management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Custodian, Transfer Agent and Sub-Transfer Agent

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for each portfolio. The fund has entered into a Custodian and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Portfolio. Among other things, State Street calculates the daily net asset value for each Portfolio. Securities may be held for a Portfolio by a sub-custodian bank approved by the Fund’s Trustees.

CTB, located at 125 Broad Street, New York, New York 10004, serves as the Fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

PFPC, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the Fund’s sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the sub-transfer agent receives from the transfer agent a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for out-of-pocket expenses.

Financial Statements

The Fund’s annual reports for the fiscal year ended December 31, 2004 are incorporated herein by reference in its entirety. The annual reports were filed on February 28, 2005, Accession Number 0000914851-05-000014.

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APPENDIX A

Proxy Voting Policies and Procedures of SBFM, SaBAM and TIMCO

The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Advisers. Each Adviser is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Advisers have adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Advisers votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Advisers is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Advisers attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Advisers may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Adviser’s goal to vote proxies in the best interest of clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Adviser business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the Adviser in voting proxies. The Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manager in which the Adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Adviser decides to vote a proxy, the Adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Adviser in voting proxies with respect to such issuer. Such position is based on the fact that the

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Adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Adviser’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Adviser’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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APPENDIX B

CITIGROUP ASSET MANAGEMENT1 (CAM)

LONDON, ENGLAND

Citigroup Centre, Canada Square, Canary Wharf,

London E14 5LB

PROXY VOTING POLICY

REVISED JULY 2003

Accounts for which CAM Votes Proxies

Citigroup Asset Management London (CAM) votes proxies for each institutional client that has (i) specifically mandated it to vote securities included under a fully discretionary investment management agreement, (ii) United States Registered Investment Company (mutual fund) for which CAM acts as adviser or sub-adviser; and for (iii) each ERISA account where the agreement is either silent as to voting or positively requires the investment manager to vote unless the client specifically reserves the responsibility to vote proxies to the plan trustee or other named fiduciary.

General Guidelines

In voting proxies, CAM is guided by general fiduciary principles. CAM is to act prudently in the best interests of the beneficial owners of the accounts it manages, and for the exclusive purpose of maintaining or increasing shareholder value. CAM considers relevant factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to benefit, protect or maximize shareholder value in the particular circumstances.

CAM does take certain independent advisory services on proxy voting issues. As a result of independent investment or business views, provided by distinct business units, there may be occasions when different business units or portfolios managers within the same business unit vote differently on the same issue.

CAM has to place reliance on the clients’ custodians as legal owner of securities to notify CAM when a vote is required on a security. Some custodians have delegated this to a third party proxy voting service. CAM is not able to vote proxies direct but will notify the clients’ custodians or the third party vendors of proxy voting decisions to be executed on CAM’s client portfolios.

How CAM Votes

Generally, CAM divides proxies into non-controversial, controversial, or extraordinary matters. It is CAM’s general policy on non-controversial matters, absent a particular reason, to vote with management’s recommendations. Non-controversial matters are deemed to include, but are not limited to, voting on non-contested directors, company auditors, audited accounts, company fiscal year and annual meeting date proposals.

For controversial or extraordinary matters, CAM votes on a case-by-case basis. Controversial or extraordinary matters are deemed to include, but are not limited to, voting on proposals of mergers and/or acquisitions, restructuring/recapitalization, and proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board, poison pills proposals, take over measures, and dilution of shareholder value.

For proxies which include social, environmental, or political issues, CAM will normally support management absent a particular reason, provided that this course also supports or benefits shareholders value. If supporting management does not also support or benefit shareholder value, then CAM will vote against management or abstain. CAM does not restrict the type of product or business that companies pursue (such as defense related) nor does CAM seek to impose restrictions by exercising voting rights with whom and where they do business (US Government, South Africa) unless there is a specific prohibition or restriction in the Investment Guidelines laid down by the client or a prohibition by operation of law or regulations or unless the items appear unusual or significant.

The decision maker in CAM on perceived controversial issues will be the Portfolio Manager and/or Analyst. Above all, a vote will be directed in the manner that is believed to best support or benefit shareholder value.

Conflicts of Interest

In furtherance of CAM’s goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

1)	Procedures for Identifying Conflicts of Interest

CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. CAM employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

B. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect of such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted above, CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as an attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. CAM compliance maintains and makes available to proxy voting personnel an up to date list of issuers with which a Citigroup entity has had a significant, publicized relationship within the past twelve months. Such list is compiled by monitoring major news publications and without any communication between CAM and other Citigroup business units. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies.

C. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to procedures described above, CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. An exception applies with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue.

Such issues generally are not brought for the specific resolution of the conflict because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy.

2)	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. CAM shall maintain a Proxy Forum to review and address conflicts of interest brought to its attention. The Proxy Forum shall be comprised of such CAM personnel as are designated from time to time by CAM’s European Management Committee, CAM’s General Counsel and CAM’s Chief Compliance Officer.

B. All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Proxy Forum by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue generally is not brought to the attention of the Proxy Forum for a conflict of interests review because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with pre-determined policy.

C. The Proxy Forum shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances.

D. If it is determined by the Proxy Forum that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

E. If it is determined by the Proxy Forum that a conflict of interest is material, the Proxy Forum shall determine an appropriate method to resolve such a conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i.	disclosing the conflict to clients and obtaining their consent before voting;

ii.	suggesting to clients that they engage another party to vote the proxy on their behalf;

iii.	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein, including, in case of issues that CAM votes on a case by case basis, application of the factors set forth herein that CAM considers in voting on such issues, and following such third party’s recommendations;

iv.	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such an employee from the decision-making process with respect to such proxy vote; or

v.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

Record Keeping and Oversight

CAM shall maintain the following records relating to proxy voting:

-	a copy of these policies and procedures;
-	a copy of each proxy form (as voted);
-	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
-	documentation relating to the identification and resolution of conflicts of interest;

-	any documents created by CAM that were material to a proxy voting decision or that memoralized the basis for that decision; and
-	a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

APPENDIX C

SPECIAL CONSIDERATIONS

Securities of Developing/Emerging Markets Countries

A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled.

There can be no assurance that any investments that a portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities. Many of a portfolio’s investments in the debt securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

SPECIAL CONSIDERATIONS REGARDING CANADA

Political. Canada’s parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a “clear answer” to a “clear question” in a referendum, then the federal government would be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States’ economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

SPECIAL CONSIDERATIONS REGARDING EUROPE

On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union (EMU). At that time each member’s currency was converted at a fixed rate to the euro. Initially, use of the euro was confined mainly to the wholesale financial markets, while its widespread use in the retail sector followed with the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries ceased to be legal tender. In addition to adopting a single currency, member countries no longer controlled their own monetary policies. Instead, the authority to direct monetary policy is exercised by the new European Central Bank. On June 19, 2000, Greece’s application for membership in the EMU was accepted by the EU Council of Ministers. This action expanded the number of members of the EU’s single currency area from eleven to twelve, effective January 1, 2001.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Twelve disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent’s economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. In September 2000, Danish voters rejected membership in the single European currency, as did Swedish voters in September of 2003. The results of these votes has likely set back the plans of the Prime Minister of The United Kingdom to place a similar referendum on euro membership before its voters. Similarly, the Danish and Swedish votes have been seen as giving a boost to the growing numbers of citizens of euro-zone countries who have grown disaffected with the new currency.

Political. On May 1, 2004, ten new Member States officially joined the EU, bringing the total number of member nations to twenty five. For these countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the old Soviet Union.

At the same time, there could become an increasingly widening gap between rich and poor within the EU’s member countries, and particularly among the ten new members that have not met the requirements for joining the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the twelve EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries’ ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro risk being left farther behind.

Currency. Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. This has been the case in years 1999 through 2002 inclusive, when the initial exchange rates of the euro versus many of the world’s major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Nordic Countries. Faced with stronger global competition, the Nordic countries—Norway, Finland, Denmark, and Sweden—have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world’s second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Economic. Since Japan’s bubble economy collapsed, the nation has drifted between modest growth and recession. By mid-year 1998, the world’s second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation’s financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan’s financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION

(EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

Korea. Since 1997, Korea’s robust economy has been buffeted by a financial crisis marked by significant capital outflows, sharp depreciation of the won, and severe distress in the corporate and financial sectors. The severe disruption and loss of confidence because of the crisis, however, led to Korea’s worst recession in over three decades. The nation’s economic difficulties were a direct result of Asia’s economic and currency crisis and the way Korea conducts its business at home and abroad. While steps have been initiated to remedy many of the causes of Korea’s recent economic problems, their successful implementation is not assured. Investors should be aware that investing in Korea involves risks not typically associated with investing in the U.S. securities markets.

Certain structural weaknesses have made Korea vulnerable to the financial turbulence of the kind that recently swept through Asia. First, the corporate sector has been characterized by low levels of profitability and high levels of debt, reflecting the tendency of the nation’s business conglomerates to diversify into capital-intensive businesses. Second, Korea has had a poorly functioning financial system that has been further weakened by a series of major corporate bankruptcies.

The division of the Korean Peninsula in 1945 left South Korea without most of the peninsula’s natural resources. Since then, this highly industrialized nation is heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Korea’s industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the won and the dollar can have either a positive or negative effect upon corporate profits.

South Korea’s location next to the heavily armed and unpredictable North has been a constant cause of concern. Sundry military incidents have continued to escalate the tensions that have existed between the two countries since the signing of the 1953 Armistice Agreement that ended the Korean War.

China Region. As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, the volatile stock markets of the past five years have clearly demonstrated that investors in the region continue to face a number of potential risks.

Argentina’s recent bankruptcy, the spreading financial turmoil in its neighboring countries and its inability to reach agreement with its creditors are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

APPENDIX D

RATINGS ON DEBT OBLIGATIONS

Bond (and Notes) Ratings

Moody’s Investors Service, Inc.

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s

AAA—Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ or ‘C’ is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-):    The ratings from ‘AA’ to ‘B’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings:    The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L—The letter “L” indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

†—Continuance of the rating is contingent upon S&P’s receipt of closing documentation confirming investments and cash flow.

*—Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement.

NR—Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch Ratings, Inc.

AAA—Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB—Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B—Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

CCC, CC, C—Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

Commercial Paper Ratings

Moody’s Investors Service, Inc.

Issuers rated “Prime-1” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Ratings, Inc.

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch’s short-term ratings are as follows:

F1+—Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The “+” denotes an exceptionally strong credit feature.

F1—Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2—Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

                   Greenwich Street Series Fund Annual Report
                            Salomon Brothers Variable Money Market Fund

                                 Diversified Strategic Income Portfolio

                           Salomon Brothers Variable All Cap Value Fund

                                                 Equity Index Portfolio

                         Salomon Brothers Variable Growth & Income Fund

                       Salomon Brothers Variable Aggressive Growth Fund

                    Salomon Brothers Variable International Equity Fund

                                                      December 31, 2004

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................  1
SALOMON BROTHERS VARIABLE MONEY MARKET FUND:
     MANAGER OVERVIEW.......................................  4
     FUND AT A GLANCE.......................................  5
DIVERSIFIED STRATEGIC INCOME PORTFOLIO:

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND:

EQUITY INDEX PORTFOLIO:

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND:

SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND:

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]
                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product(i) ("GDP") growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose to a strong 4.0%.
While fourth quarter GDP figures have not yet been released, continued growth is expected.

Turning to the financial markets, stocks in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the Presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. The overall bond market also generated positive returns during the fiscal year. This was surprising to many, given the economic expansion and five interest rate hikes by the Federal Reserve Board ("Fed")(ii).

Within this environment, the funds performed as follows(1):

                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                                                                  7-DAY           7-DAY
                                                              CURRENT YIELD  EFFECTIVE YIELD
  Salomon Brothers Variable Money Market Fund                         0.91%            0.92%

                                                               6 MONTHS        12 MONTHS
  Diversified Strategic Income Portfolio                             6.94%            6.74%

  Lehman Brothers Aggregate Bond Index                               4.18%            4.34%

  Blended Index: 35% Merrill Lynch GNMA Master Index, 35%
    Merrill Lynch Global Bond Index and 30% Merrill Lynch
    High Yield Master II Index                                       7.52%            7.88%

  Lipper Variable General Bond Funds Category Average                7.37%            6.92%

  Salomon Brothers Variable All Cap Value Fund -- Class I
    Shares                                                           2.56%            5.56%

  Russell 3000 Index                                                 8.06%           11.95%

  S&P 500 Index                                                      7.19%           10.87%

  Lipper Variable Multi-Cap Core Funds Category Average              8.03%           12.06%

  Equity Index Portfolio -- Class I Shares                           7.00%           10.52%

  Equity Index Portfolio -- Class II Shares                          6.86%           10.24%

  S&P 500 Index                                                      7.19%           10.87%

  Lipper Variable S&P 500 Index Objective Funds Category
    Average                                                          6.93%           10.35%

  Salomon Brothers Variable Growth & Income Fund -- Class I
    Shares                                                           5.82%            8.38%

  Russell 1000 Index                                                 7.81%           11.40%

  S&P 500 Index                                                      7.19%           10.87%

  Lipper Variable Large-Cap Core Funds Category Average              6.18%            8.59%

(1)  Each fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts Business Trust. The funds are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The funds' performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the funds. PAST PERFORMANCE IS
     NO GUARANTEE OF FUTURE RESULTS.

                                                                               1

                              PERFORMANCE SNAPSHOT
                      AS OF DECEMBER 31, 2004 (CONTINUED)
                                  (UNAUDITED)

                                                              6 MONTHS  12 MONTHS
  Salomon Brothers Variable Aggressive Growth Fund -- Class
    I Shares                                                     5.15%      9.10%

  Salomon Brothers Variable Aggressive Growth Fund -- Class
    II Shares                                                    4.99%      8.79%

  Russell 3000 Growth Index                                      3.86%      6.93%

  Nasdaq Composite Index                                         6.23%      8.59%

  Lipper Variable Multi-Cap Growth Funds Category Average        6.09%     10.40%

  Salomon Brothers Variable International Equity
    Fund -- Class I Shares                                      12.44%     17.04%

  MSCI EAFE Index                                               15.00%     20.25%

  Lipper Variable International Growth Funds Category
    Average                                                     12.93%     17.36%

     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE.  PAST PERFORMANCE
     IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE
     HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND
     INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN
     REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE FIGURES OF THE EQUITY INDEX PORTFOLIO, DIVERSIFIED
     STRATEGIC INCOME PORTFOLIO, SALOMON BROTHERS VARIABLE ALL CAP VALUE
     FUND, SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND, SALOMON
     BROTHERS VARIABLE INTERNATIONAL EQUITY FUND AND SALOMON BROTHERS
     VARIABLE GROWTH & INCOME FUND MAY REFLECT REIMBURSEMENTS AND/OR FEE
     WAIVERS, WITHOUT WHICH THE PERFORMANCE WOULD HAVE BEEN LOWER.

     CURRENT REIMBURSEMENTS AND/OR FEE WAIVERS OF THE SALOMON BOTHERS
     VARIABLE MONEY MARKET FUND ARE VOLUNTARY, AND MAY BE REDUCED OR
     TERMINATED AT ANY TIME. ABSENT THESE REIMBURSEMENTS AND/OR WAIVERS,
     PERFORMANCE WOULD HAVE BEEN LOWER. THE 7-DAY CURRENT YIELD WOULD HAVE
     BEEN -0.63% AND THE 7-DAY EFFECTIVE YIELD WOULD HAVE BEEN -0.63%.

     FUND RETURNS ASSUME THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL
     GAINS DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF ALL FUND
     EXPENSES.

     Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 46 funds for the six-month period and among the
     44 funds for the 12-month period in the Variable General Bond funds category. Returns were calculated among the 141 funds for the six-
     month period and among the 139 funds for the 12-month period in the
     Variable Multi-Cap Core funds category. Returns were calculated among the 53 funds for the six-month period and among the 53 funds for the
     12-month period in the Variable S&P 500 Index Objective funds category. Returns were calculated among the 216 funds for the six-month period and among the 216 funds for the 12-month period in the Variable Large-Cap Core funds category. Returns were calculated among the 114 funds for the six-month period and among the 112 funds for the 12-month period in the Variable Multi-Cap Growth funds category. Returns were calculated among the 52 funds for the six-month period and among 52 funds for the 12-month period in the Variable
     International Growth funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUNDS

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the
Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2

As previously disclosed by Citigroup, the Staff of the Securities and Exchange
Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp
Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the "Additional Information" note in the Notes to the
Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

-s- R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 26, 2005

(i)  Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii)  The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

                                                                               3

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

PERFORMANCE UPDATE(1)

As of December 31, 2004, the seven-day current yield for Class A shares of the
Salomon Brothers Variable Money Market Fund was 0.91% and its seven-day effective yield, which reflects compounding, was 0.92%.(2)

Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been -0.63% and the seven-day effective yield would have been -0.63%.

An investment is neither insured nor guaranteed by the Federal Deposit Insurance
Corporation ("FDIC") or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

MARKET/ECONOMIC OVERVIEW

Robust consumer spending and business investment spurred gross domestic product(3) ("GDP") growth over the reporting period. Households benefited from a healthier job market, low interest rates, and the wealth effect created from rising home prices. Corporations continued to reap profits from improved balance sheets, low borrowing costs and continued tax incentives. The economy maintained the momentum of the recovery from the previous year enough for GDP to grow over
4% for 2004. Labor markets improved, although at times unevenly, adding over 2 million jobs during the reporting period. Oil prices rose sharply over the year, peaking in October 2004. Prices have since fallen and we believe this should lessen the negative impact to economic growth in the coming months. Overall, inflation remained well contained, but it rose modestly at the core level.

PORTFOLIO POSITIONING

Money market yields began to move higher in the second quarter of 2004, in anticipation of the first Federal Reserve Board ("Fed")(4) rate increase.
Monetary policy was viewed as being accommodative and the Fed was seen as needing to shift to a less stimulative stance. In the middle of the second quarter, we started to shorten the average maturity of the fund in anticipation of higher yields and more attractive extension opportunities. For the remainder of the year, we maintained a cautious maturity stance. We continue to invest in high quality commercial paper, bank certificates of deposit and government agencies.

Thank you for your investment in the Salomon Brothers Variable Money Market
Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

/s/ Martin R. Hanley
Martin R. Hanley
Portfolio Manager

January 13, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(1) The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
(3) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(4) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

4

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE MONEY MARKET FUND (UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                                     DECEMBER 31, 2004        JUNE 30, 2004
                                                     -----------------        -------------
U.S. Government Agencies and Instrumentalities             80.10                  82.40
U.S. Treasury Obligation                                   15.70                  13.50
Repurchase Agreement                                        4.20                   4.10

                                                                               5

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, the Diversified Strategic Income
Portfolio returned 6.74%. These shares outperformed the fund's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index(i), which returned 4.34% for the same period. These shares underperformed the fund's previous unmanaged blended benchmark, 35% Merrill Lynch GNMA Master Index(ii), 35% Merrill Lynch
Global Bond Index(iii) and 30% Merrill Lynch High Yield Master II Index(iv),
which returned 7.88% for the same period, as well as the fund's Lipper Variable
General Bond funds category average(2), which was 6.92% for the 12 months.

MARKET OVERVIEW

As widely anticipated, the Federal Reserve Board(v) ("Fed") raised its federal funds target rate(vi) during 2004, bringing it to 2.25%, at year end, from
1.00%, which had been its lowest level in more than 40 years. After the end of the fund's reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Even though the market fully expected the 25 basis point(vii) hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates "at a pace that is likely to be measured"
but also added, "the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." The yield on the
10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87%
in June. After reaching its high in June, the 10-year U.S. Treasury market rallied after the Fed's initial 25 basis point rate hike and remained range bound for the remainder of the year.

Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and pace of rate hikes. The U.S.
economy's quarterly pace of growth continued to advance over the period and the economy has entered the fourth year of expansion since the 2001 recession.(viii)
Although a series of one-off events -- surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. -- undoubtedly restrained growth in
2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past year(ix), but the pace of improvements is uneven from month-to-month. Given the combination of strong gross domestic product(x) ("GDP") results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

During 2004, the high-yield market, as represented by the Citigroup High Yield
Market Index(xi), returned 10.79%, outperforming nearly all other fixed income asset classes. The high-yield market's strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period.

Emerging markets debt performed positively through the 12 months ended December
31, 2004, returning 11.77% as represented by the J.P. Morgan Emerging Markets
Bond Index Plus(xii) ("EMBI+"). Good country fundamentals, commodity price strength and the absence of U.S. Treasury market volatility during the majority of the period supported emerging markets debt returns.

FACTORS IMPACTING FUND PERFORMANCE

The fund's allocation to higher-yielding bonds has proved to be beneficial in benchmark outperformance over the period, which, in the managers' view, should continue as interest rates continue to rise from Fed tightening and the economy remains stable. Within the U.S. investment-grade component of the portfolio, we increased our allocations to mortgages

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 44 funds in the fund's Lipper category.

6

throughout the year as mortgages continued to provide excess returns over U.S.
Treasuries, ending the year at 142 basis points over U.S. Treasuries on a duration-adjusted basis according to Lehman Brothers. We were also able to tactically invest in the U.S. Treasury and asset-backed securities markets at favorable points of entry. We decreased our allocation to the U.S. high-yield market in favor of increasing exposure to emerging markets debt, which provided additional yield and performance over the 12 months, and to a lesser degree,
non-U.S. investment grade. We remain slightly short duration versus the benchmark index, as we continue to position our portfolios defensively on interest rates.

Thank you for your investment in the Diversified Strategic Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

-s- Peter J. Wilby                       -s- Beth A. Semmel
Peter J. Wilby                           Beth A. Semmel
Vice President and Investment Officer    Vice President and Investment Officer

-s- Roger Lavan                          -s- David M. Zahn
Roger M. Lavan                           David M. Zahn
Vice President and Investment Officer    Vice President and Investment Officer

-s- Olivier Asselin
Olivier Asselin
Vice President and Investment Officer

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's portfolio composition (as a percentage of net assets) as of December 31, 2004 were: U.S. Government
Obligations and Agencies (45.9%); Repurchase Agreement (33.3%); Corporate Bonds
and Notes (20.6%); Sovereign Debt -- Emerging Markets (17.0%); Sovereign
Debt -- Developed Markets (8.9%); Other (4.1%). The fund's portfolio composition is subject to change at any time.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance. As interest rates rise, bond prices fall, reducing the value of the fund's share price.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(ii)  The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National
      Mortgage Association (GNMA).

(iii) The Merrill Lynch Global Bond Index is a broad-based, unmanaged index of high-yield securities.

(iv) The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds.
     Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

(v)  The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(vi) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(vii) A basis point is one one-hundredth (1/100 or 0.01) of one percent.

(viii) Source: Based upon gross domestic product data from the Bureau of
       Economic Analysis. Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ix) Based upon data from the U.S. Department of Labor.

(x)  Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(xi) The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

(xii) The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

                                                                               7

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
U.S. Government Agencies                        28.0                 26.9
Repurchase Agreement                            25.6                 25.2
Corporate Bonds and Notes                       15.8                 17.8
Sovereign Debt - Emerging Markets               13.1                  9.3
U.S. Treasury Obligations                        7.4                  7.5
Sovereign Debt - Developed Markets               6.8                  9.4
Other                                            3.3                  3.9

8

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/04
(UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------

    Twelve Months Ended 12/31/04          6.74%
    Five Years Ended 12/31/04             5.81
    Ten Years Ended 12/31/04              7.20

              CUMULATIVE TOTAL RETURN
              -----------------------
    12/31/94 through 12/31/04           100.48%

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Diversified Strategic Income
Portfolio on December 31, 1994 through December 31, 2004, with that of a similar investment in the Lehman Brothers Aggregate Bond Index and the Blended Index. Figures for the Lehman Brothers Aggregate
Bond Index, an unmanaged index, are composed of the Lehman Brothers
Intermediate Government/Corporate Bond Index and the
Mortgage-Backed Securities Index and include treasury issues, agency issues, corporate bond issues and mortgage-backed
securities. The Merrill Lynch GNMA Master Index is a market
capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"). The
Merrill Lynch Global Bond Index is a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. This index includes BBB-rated bonds and some bonds that are not rated by the major U.S. rating agencies. The
Merrill Lynch High Yield Master II Index is a market
capitalization-weighted index of all domestic and Yankee High-Yield
Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

                                                                                   BLENDED INDEX (35% OF THE
                                                                                      MERRILL LYNCH GNMA
                                                                                   MASTER INDEX, 35% OF THE
                                                                                   MERRILL LYNCH GLOBAL BOND
                                                                                     INDEX AND 30% OF THE
                        DIVERSIFIED STRATEGIC INCOME        LEHMAN BROTHERS        MERRILL LYNCH HIGH-YIELD
                                 PORTFOLIO               AGGREGATE BOND INDEX          MASTER II INDEX)
                        ----------------------------     --------------------      -------------------------
12/94                              10000                         10000                       10000
12/95                              11618                         11848                       10498
12/96                              12915                         12428                       11144
12/97                              13966                         13627                       11694
12/98                              14861                         14811                       12165
12/99                              15117                         14690                       12303
12/00                              15541                         16399                       12603
12/01                              16033                         17785                       13027
12/02                              16809                         19609                       14099
12/03                              18782                         20413                       16018
12/04                              20048                         21298                       18198

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

                                                                               9

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Salomon
Brothers Variable All Cap Value Fund, returned 5.56%. These shares underperformed the fund's unmanaged benchmarks, the Russell 3000 Index(i) and the S&P 500 Index(ii), which returned 11.95% and 10.87%, respectively, for the same period. They also underperformed the fund's Lipper Variable Multi-Cap Core funds category average(2), which was 12.06%.

WHAT AFFECTED FUND PERFORMANCE?

Much of the portfolio's underperformance can be attributed to the underweight position in the consumer staples, financials and utilities sectors. Boosting performance was the fund's exposure to the energy and industrials sectors. The fund was underweight financials for all of 2004 because we felt that the risks were high that interest rates could rise materially. Many financial services companies can be adversely affected by rising interest rates. Although interest rates spiked early in the year, continued high demand for U.S. Treasury securities by Japan and other nations helped keep interest rates below levels we expected. As a result, the financials sector performed well in this environment and our underweight position detracted from performance. Our interest rate outlook also caused us to underweight utilities and the benign interest rates environment in 2004 also helped utility shares perform well.

MARKET OVERVIEW

We continue to characterize ourselves as "sober bulls" because the economic and political landscape contains both pluses and minuses. Individuals have liquid assets of about $5 trillion, equal to approximately 40% of the value of all common stocks. Corporations have historically high free cash flow, balance sheets are in excellent shape, and capital expenditures have yet to reach late cycle peaks. In fact, the relationship of capital expenditures by the corporate sector to free cash flow is at a 50 year low.

The list of negatives that have been reviewed rather continuously over the last year includes higher energy prices, the seeming inability of the U.S. economy to generate robust and sustainable job growth, a large and growing trade deficit accompanied by record borrowings from foreigners, a weaker dollar, the threat of higher interest rates, and of course, the ongoing conflict in Iraq. We do not minimize these concerns either individually or as a whole. We merely point out that all of them have been "aired" extensively and may have been factored, at least in part, into equity prices.

INVESTMENT DECISIONS DURING THE PERIOD

During 2004, the fund held overweight positions in the information technology, consumer discretionary, materials and telecommunications services sectors. The fund held underweight positions in consumer staples, energy, financials, healthcare, industrials and utilities. The five largest contributors to performance during 2004 were MOTOROLA, INC., a global provider of wireless, broadband, automotive communications technologies and embedded electronic products (0.66% contribution to the portfolio's return for the 12 month period ended December 31, 2004), THE WILLIAMS COS., INC, a natural gas company that primarily finds, produces, gathers, processes and transports natural gas.
(0.61%), ELAN CORP. PLC a neuroscience-based biotechnology company (0.55%),
LUCENT TECHNOLOGIES INC., a company that designs and delivers the systems, services and software that drive next-generation communications networks (0.51%)
and RAYTHEON CO., who are engaged in the defense and government electronics, space, information technology ("IT"), technical services and business and special mission aircraft industry (0.49%). The five largest detractors were
MERCK & CO. INC., a global research-driven pharmaceutical products company
(-0.72%), APHTON CORP., a biopharmaceutical company focused on the development and commercialization of pharmaceutical products (-0.62%), LATTICE SEMICONDUCTOR
CORP., a company that designs, develops and markets programmable logic devices
(PLDs) and related software (-0.58%), INTEL CORP., a company that designs, develops, manufactures and markets computing and communications products
(-0.54%) and UNISYS CORP., a worldwide IT services and solutions company
(-0.47%). During the year, Elan Corp. PLC was sold because it had exceeded our target price by a wide margin. Among the detractors, Merck & Co., Inc. and
Lattice Semiconductor Corp. were sold during the period.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 139 funds in the fund's Lipper category.

10

Thank you for your investment in the Salomon Brothers Variable All Cap Value
Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Salomon Brothers Variable All Cap Value Portfolio Management Team

January 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings, excluding short-term investments, (as a percentage of net assets) as of this date were: Johnson &
Johnson (2.2%), Abbott Laboratories (2.2%), American Express Co. (2.0%), Wyeth
(1.9%), The Chubb Corp. (1.9%), Time Warner Inc. (1.9%), Vodafone Group PLC
(1.9%), GlobalSantaFe Corp. (1.8%), The Dow Chemical Co. (1.8%), and Texas
Instruments Inc. (1.8%). Please refer to pages 46 through 50 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology
(20.7%); Financials (19.9%); Consumer Discretionary (14.4%); Healthcare (13.0%);
Materials (10.9%). The fund's portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The fund may invest in derivatives such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The Russell 3000 Index measures the performance of the 3,000 largest U.S.
     companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
(ii)  The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

                                                                              11

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (UNAUDITED)

Investment Breakdown
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Information Technology                          20.6                 20.5
Financials                                      19.8                 19.7
Consumer Discretionary                          14.4                 13.6
Healthcare                                      12.9                 13.8
Materials                                       10.9                 11.9
Industrials                                        7                  8.6
Other                                           14.4                 11.9

12

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (CLASS I
SHARES) AS OF 12/31/04 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/04            5.56%
    Five Years Ended 12/31/04              (0.07)
    Ten Years Ended 12/31/04                6.77

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/94 through 12/31/04              92.59%

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Salomon Brothers Variable All
Cap Value Fund on December 31, 1994 through December 31, 2004, with that of a similar investment in the Lipper Variable Multi-Cap Core
Funds Peer Group Average, Russell 3000 Index and S&P 500 Index. The
Russell 3000 Index measures the performance of the 3,000 largest
U.S. companies based on total market capitalization. The S&P 500
Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-the-counter markets.

The Lipper Variable Multi-Cap Core Funds Peer Group Average is
composed of 139 funds as of
December 31, 2004, which underlie variable annuities.

                        SALOMON BROTHERS
                        VARIABLE ALL CAP                                                     LIPPER VARIABLE
                      VALUE FUND (CLASS I                                                  MULTI-CAP CORE FUNDS
                            SHARES)             S&P 500 INDEX        RUSSELL 3000 INDEX     PEER GROUP AVERAGE
                      -------------------       -------------        ------------------    --------------------
12/94                        10000                  10000                  10000                  10000
12/95                        13247                  13755                  13680                  13162
12/96                        14040                  15362                  16665                  15887
12/97                        17342                  20486                  21961                  19947
12/98                        20288                  26345                  27263                  22121
12/99                        19324                  31886                  32960                  23752
12/00                        22911                  28984                  30502                  26273
12/01                        19155                  25541                  27006                  25938
12/02                        13284                  19898                  21191                  21051
12/03                        18246                  25602                  27772                  27657
12/04                        19259                  28385                  31091                  30993

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

                                                                              13

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

EQUITY INDEX PORTFOLIO

MARKET OVERVIEW

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business investment demand, the balance of growth was quite healthy. Job growth accelerated last year, as continued profit growth increased corporate willingness to hire. With improving earnings fundamentals, the equity market performed well, particularly during the fourth quarter of the year.
Energy stocks were among the biggest contributors because of historically high oil prices and solid earnings. As investors began to focus their attention on higher quality stocks with solid dividends and strong cash flow, less-cyclical industries such as foods, chemicals, and building materials also realized substantial gains. The outcome of the presidential election removed some uncertainties surrounding the healthcare and defense industries. However, technology stocks were generally weak, despite an impressive start in January.
Concerns regarding terrorism, oil prices and weak profits also led to a significant decline in the auto and transportation sectors, especially the airlines. In the next several weeks, as retail sales data from the holiday season trickle out, the equity market could potentially experience more volatility as investors re-position their portfolios for the coming year.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Equity Index
Portfolio returned 10.52%. These shares underperformed the fund's unmanaged benchmark, the S&P 500 Index(2), which returned 10.87% for the same period. They also performed in line with the fund's Lipper Variable S&P 500 Index Objective funds category average(3), which was 10.35%.

The fund is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The fund matches the composition of the S&P 500 Index and owns the constituent index stocks at the appropriate index weight. The fund, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The fund performed in line with the S&P 500 Index after taking into account the impact of trading costs, fees and expenses.

Thank you for your investment in the Equity Index Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Travelers Investment Management Company Portfolio Management Team

January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (19.9%);
Information Technology (14.8%); Consumer Discretionary (13.6%); Industrials
(12.1%) and Healthcare (12.1%). The fund's portfolio composition is subject to change at any time.

RISKS: Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the portfolio's performance.
Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2)  The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
(3)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 53 funds in the fund's Lipper category.

14

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- EQUITY INDEX PORTFOLIO (UNAUDITED)

Investment Breakdown
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Financials                                      19.9                 20.1
Information Technology                          14.8                 16.2
Consumer Discretionary                          13.6                   13
Industrials                                     12.1                 12.1
Healthcare                                      12.1                 13.3
Consumer Staples                                   8                  8.7
Energy                                           6.7                  6.3
Short-Term Investments                           3.7                  1.1
Other                                            9.1                  9.2

                                                                              15

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO AS OF 12/31/04 (UNAUDITED)

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on December 31, 1994 through December 31, 2004, with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and
over-the-counter markets. The performance of the Portfolio's other class may be greater or less than the Class I share's performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

                            EQUITY INDEX PORTFOLIO (CLASS I
                                        SHARES)                 S&P 500 INDEX
                            -------------------------------     -------------
12/94                                    10000                      10000
12/95                                    13581                      13755
12/96                                    16526                      16912
12/97                                    21839                      22553
12/98                                    28054                      29003
12/99                                    33855                      35103
12/00                                    30776                      31908
12/01                                    27046                      28118
12/02                                    21050                      21905
12/03                                    26967                      28185
12/04                                    29804                      31249

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1) (UNAUDITED)

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Twelve Months Ended 12/31/04                                  10.52%    10.24%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                      (2.52)    (2.77)
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                                       11.54       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/04                                    10.42     (0.17)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS(1) (UNAUDITED)

Class I (12/31/94 through 12/31/04)                           198.04%
----------------------------------------------------------------------
Class II (Inception* through 12/31/04)                          (0.99)
----------------------------------------------------------------------

(1) Assumes the reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

 * Inception dates for Class I and II shares are October 16, 1991 and March
22,1999, respectively.

16

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the advisory fee and administration fee, each of which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

FUND'S FEE RATE                                       ADVISORY   ADMINISTRATION
AVERAGE DAILY NET ASSETS                              FEE RATE      FEE RATE      TOTAL
------------------------                              --------   --------------   -----
First $1 billion....................................    0.450%        0.200%      0.650%
Next $1 billion.....................................    0.425%        0.175%      0.600%
Next $1 billion.....................................    0.400%        0.150%      0.550%
Next $1 billion.....................................    0.375%        0.125%      0.500%
Over $4 billion.....................................    0.350%        0.100%      0.450%

MARKET OVERVIEW

Key drivers for the market during 2004 were rising oil prices, the strength of
China's economy, and the continued weakness in the US dollar. The best performing groups in the market were energy related (energy and utilities).
Healthcare and information technology were the two weakest sectors, in both cases hurt by earnings problems in major subgroups. Volatility in the US stock market fell to the lowest levels since 1995, as measured by the VIX(i) Index.
For the first 10 months of the year the market traded in an extraordinarily tight band, before breaking out to the upside in November.

Information technology stocks had a sharp rally in January and February, continuing 2003's strength. Indications appeared in March that semiconductor inventories were ballooning. The semiconductor group underperformed significantly from March though September, before rallying modestly in the fourth quarter. The healthcare sector, and in particular, the large cap pharmaceutical companies had a difficult year. Pfizer Inc. suffered from adverse studies on its COX-2 pain relief drugs.

The commodities and industrials stocks benefited from the weakness in the US dollar. Materials prices hit cyclical peaks, driven by strong demand from China.
We believe that the high materials prices the past two years have resulted in a significant supply response, and it is likely that materials prices and stocks of materials companies will fall in 2005, regardless of the strength of Chinese demand. Oil prices rose more than $20 a barrel during 2004. Strong Chinese demand and supply interruptions caused a tight market.

Oil companies were slow to respond to the higher prices. Rig utilization only hit the mid-90%'s in August. Since it will take eighteen or more months for that new supply to come on line, we believe that oil prices are likely to remain high into 2006.

Although oil prices retreated significantly from the historical highs reached in
October, they remain elevated. The direct and psychological impact of higher oil prices is slowing consumer spending. Christmas retail sales were soft even at discount superstores. However, we believe that consumer confidence remains at a high absolute level, and job growth is modest but positive. Despite weakness on the consumer side, the US industrial economy looks strong.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Salomon
Brothers Variable Growth & Income Fund, returned 8.38%. These shares underperformed the fund's unmanaged benchmarks, the Russell 1000 Index(ii) and the S&P 500 Index(iii), which returned 11.40% and 10.87%, respectively, for the same period. They also performed in line with the fund's Lipper Variable
Large-Cap Core funds category average(2), which was 8.59%.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
     RESULTS.
(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 216 funds in the fund's Lipper category.

                                                                              17

EXPLANATION OF PERFORMANCE

The fund's performance was enhanced by its positions in AT&T WIRELESS SERVICES
INC., THE BOEING CO. AND ELAN CORP., PLC. The fund's performance was hurt by its positions in NORTEL NETWORKS CORP., IAC/INTERACTIVE CORP., and PFIZER INC.
during the year. Stock selection in healthcare, consumer staples and telecommunication services stocks helped performance during the year. Stock selection in the information technology, consumer discretionary and materials sectors hurt performance during the year.

The fund benefited from takeover activity in the market. AT&T Wireless Services
Inc. was bought by CINGULAR WIRELESS LLC, GUIDANT CORP., by JOHNSON & JOHNSON,
and NEXTEL COMMUNICATIONS, INC. by SPRINT CORP. We do not buy stocks because we hope that they will be taken over, but the criteria that we use to pick stocks often identifies potential takeover candidates. We look for companies with strong franchises and solid cash flows, that we believe are undervalued by the market.

The aerospace defense companies Boeing, RAYTHEON CO. and LOCKHEED MARTIN CORP.
were good performers. Defense earnings were better than expected in 2004, helped by heavy defense expenditures in Iraq. We believe that defense stocks are inexpensive with 7-8% free cash flow yields. Lower than expected pension expenses helped the aerospace companies beat earnings expectations in 2004.
Interest rates stopped declining in 2004 and the companies injected cash into the pensions. Boeing saw aircraft orders bottom and start to increase during the first quarter. Historically, Boeing has outperformed the market by 50-150% in the eighteen months after orders bottom.

Elan Corp., PLC, which was held in the fund during the period, was one of the best performers on the New York Stock Exchange ("NYSE"), driven by the successful introduction of its multiple-sclerosis drug Tysabri. OSI
PHARMACEUTICALS, INC. was about a break even position for the fund, but performed very well in December in anticipation of its new lung and pancreatic cancer drug called Tarceva, which it rolled out in December. Based on research,
Tarceva has very low side effects and has shown survival benefits in severely ill cancer patients. We believe that Tarceva's sales will surprise to the upside.

Nortel Networks Corp. was hurt by its questionable accounting policies and hit by the dismissal of its CEO and CFO and a nine-month delay in the filing of its financial statements. We initiated our Nortel position in January, on the news of a large contract from Verizon. Since telecommunications equipment orders are depressed, at only 14% of sales of the telecommunications services companies vs.
an historical average of 21%, we saw the Verizon order as a sign that a cyclical recovery in the telecommunications equipment industry had begun. Because none of the accounting revisions altered cash flows or revenues, we increased our position when the stock declined. We were clearly early with our Nortel position, but we believe that substantial value will emerge in 2005 as broadband penetration accelerates.

The large capitalization pharmaceutical companies were hurt by poor earnings growth, and concern over adverse results from drug studies, that resulted in the withdrawal from the market of Vioxx, Merck and Co. Inc.'s anti-inflammatory drug. Pfizer's Celebrex and Bextra drugs are chemically similar to Vioxx and also had damaging study results released. We believe that ethical pharmaceuticals are threatened by, and generic drugs are helped by, current market conditions in the drug industry, as well as by the Medicare drug benefit program that will begin in 2006. IAC/InterActive Corp. was hurt by disappointing growth in the internet hotel reservation business.

We sold our positions in AT&T Wireless Services Inc., Elan Corp., PLC.,
IAC/InterActive Corp. and Guidant Corp. during the period.

Thank you for your investment in the Salomon Brothers Variable Growth & Income
Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

-s- Michael A. Kagan                     -s- Kevin Caliendo
Michael A. Kagan                         Kevin Caliendo
Portfolio Management Team Leader         Vice President and Investment Officer

January 20, 2005

18

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings, excluding short-term investments, (as a percentage of net assets) as of this date were: General
Electric Co. (4.0%), Microsoft Corp. (3.4%), Bank of America Corp. (2.9%), Exxon
Mobil Corp. (2.5%), The Boeing Co. (2.3%), Wells Fargo & Co. (2.3%), The Procter
& Gamble Co. (2.1%), JPMorgan Chase & Co. (2.0%), PepsiCo, Inc. (1.9%) and
International Business Machines Corp. (1.9%). Please refer to pages 66 through
70 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (20.2%);
Information Technology (16.4%); Industrials (15.4%); Consumer Discretionary
(11.9%); Healthcare (10.8%). The fund's portfolio composition is subject to change at any time.

RISKS: High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The CBOE Volatility Index ("VIX") is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
     Since its introduction in 1993, VIX has been considered by many to be the world's premier barometer of investor sentiment and market volatility.
(ii)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
(iii)  The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

                                                                              19

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND (UNAUDITED)

Investment Breakdown
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Financials                                      20.1                   19
Information Technology                          16.3                 15.8
Industrials                                     15.3                 14.9
Consumer Discretionary                          11.9                  9.9
Healthcare                                      10.7                 13.9
Consumer Staples                                 8.8                  9.1
Other                                           16.9                 17.4

20

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND (CLASS
I SHARES) AS OF 12/31/04 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/04            8.38%
    Five Years Ended 12/31/04              (0.37)
    Ten Years Ended 12/31/04                8.86

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/94 through 12/31/04             133.61%

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Salomon Brothers Variable Growth
& Income Fund on December 31, 1994 through December 31, 2004, with that of a similar investment in the Lipper Variable Large-Cap Core
Funds Peer Group Average, S&P 500 Index and Russell 1000 Index. The
S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-the-counter markets. The Russell 1000 Index measures the performance of the 1,000 largest companies in the
Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lipper Variable Large-Cap Core Funds Peer Group Average is
composed of 216 large-cap funds as of December 31, 2004, which underlie variable annuities.

                           SALOMON BROTHERS       LIPPER VARIABLE
                          VARIABLE GROWTH &        LARGE-CAP CORE
                         INCOME FUND (CLASS I     FUNDS PEER GROUP
                               SHARES)                AVERAGE             S&P 500 INDEX        RUSSELL 1000 INDEX
                         --------------------     ----------------        -------------        ------------------
12/94                           10000                  10000                  11152                  11061
12/95                           13049                  13058                  15339                  15239
12/96                           15637                  14401                  17131                  18660
12/97                           19224                  18147                  22846                  24790
12/98                           21507                  21026                  29379                  31491
12/99                           23799                  23701                  35558                  38076
12/00                           24874                  24031                  32322                  35111
12/01                           21605                  20940                  28482                  30740
12/02                           16559                  16083                  22189                  24084
12/03                           21554                  20332                  28551                  31283
12/04                           23361                  25704                  31654                  34849

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

                                                                              21

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the advisory fee, which is calculated daily and payable monthly, was reduced from 0.75% of the Salomon Brothers Variable
Aggressive Growth Fund (formerly known as Salomon Brothers Variable Emerging
Growth Fund) average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

FUND'S FEE RATE AVERAGE DAILY NET ASSETS                      ADVISORY FEE
----------------------------------------                      ------------
First $5 billion............................................     0.600%
Next $2.5 billion...........................................     0.575%
Next $2.5 billion...........................................     0.550%
Over $10 billion............................................     0.500%

MARKET REVIEW

While 2004 will likely be remembered as a year that produced relatively solid, broad-based stock market gains, we believe that a closer look reveals that 2004 was actually the composite of two very different markets. The first 9 1/2 months of the year could be best described as a range-bound market that saw investors alternate between bouts of euphoria and pessimism. It was not until the final
2 1/2 months of the year that we saw a broad market rally which helped to generate the majority of the gains for the year.

As a point of review, we entered 2004 well removed from the market bottoms set during October 2002, and again in the spring of 2003, as improving economic indicators and corporate earnings news combined to produce sharp gains late in the fourth quarter of 2003 for most market sectors and led to improved investor sentiment and expectations. But more mixed economic data and increasing concerns about the job market dampened the rally soon after the start of 2004 and the market slowed considerably during the first quarter.

Stocks were generally stuck in a limited trading range through much of the second and third quarters, as uncertainty over the geopolitical situation, coupled with concerns about rising interest rates and soaring energy prices as well as questions about the U.S. Presidential race, kept both businesses and many investors on the sidelines. However, following the clear outcome of the
Presidential election and a break in oil prices from their recent highs, the broad market turned sharply upwards in a rally that continued to lift most sectors of the market through the end of the year.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the Salomon
Brothers Variable Aggressive Growth Fund, returned 9.10%. These shares outperformed the fund's unmanaged benchmark, the Russell 3000 Growth Index(i), which returned 6.93% for the same period (the previous benchmark, the unmanaged
Nasdaq Composite Index(ii), returned 8.59% for the same period). They underperformed the fund's Lipper Variable Multi-Cap Growth funds category average(2), which was 10.40%.

FUND OVERVIEW

For the year, both stock selection and sector allocation had a positive effect on performance in comparison to the benchmark index. The overweight in energy contributed significantly to relative performance, while stock selection in consumer discretionary and information technology detracted from relative performance. Leading stock contributors to performance included biotechnology firm BIOGEN IDEC INC. and healthcare services provider UNITEDHEALTH GROUP INC., both in healthcare, and energy sector companies WEATHERFORD INTERNATIONAL LTD., an oil and gas production services and equipment supplier and ANADARKO PETROLEUM
CORP., an oil and gas producer. AT&T WIRELESS SERVICES INC. in telecommunication services was also a major contributor.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
     RESULTS.
(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 112 funds in the fund's Lipper category.

22

Major stock detractors from performance included biotechnology firm CHIRON
CORP., and pharmaceutical producers FOREST LABORATORIES, INC. and MILLENNIUM
PHARMACEUTICALS, INC., all in healthcare, computer hard-drive maker MAXTOR CORP.
in information technology and regional bank NEW YORK COMMUNITY BANCORP, INC. in financials. All the above mentioned stock contributors and detractors were still held in the fund at the end of the period, with the exception of AT&T Wireless
Services Inc., which was acquired in 2004 by Cingular Wireless LLC.

PORTFOLIO COMPOSITION

At the end of December, the portfolio was overweight healthcare, consumer discretionary, energy and financials, market weight industrials, and underweight information technology with no significant holdings in telecommunication services, materials or consumer staples. The top ten holdings were UnitedHealth
Group Inc., Comcast Corp., Biogen Idec Inc., Amgen Inc., Lehman Brothers
Holdings Inc., Forest Laboratories, Inc., Anadarko Petroleum Corp., Genzyme
Corp., Weatherford International Ltd. and Time Warner Inc.

Thank you for your investment in the Salomon Brothers Variable Aggressive Growth
Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

(-s- Richard A. Freeman)

Richard A. Freeman
Lead Portfolio Manager -- Salomon Brothers Variable Aggressive Growth Fund
Management Team

January 28, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets)
as of this date were: UnitedHealth Group Inc. (5.0%), Comcast Corp., Special
Class A Shares (4.9%), Biogen Idec Inc. (4.8%), Amgen Inc. (4.7%), Lehman
Brothers Holdings Inc. (4.6%), Forest Laboratories, Inc. (4.6%), Anadarko
Petroleum Corp. (4.3%), Genzyme Corp. (4.3%), Weatherford International Ltd.
(4.0%), Time Warner Inc. (3.9%). Please refer to pages 71 through 74 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Healthcare (35.5%);
Consumer Discretionary (17.2%); Information Technology (10.5%); Energy (9.9%)
and Financials (9.7%). The fund's portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the portfolio's performance. Derivatives can disproportionately increase losses as stated in the prospectus. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The Russell 3000 Growth Index measures the performance of those Russell
     3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
(ii)  The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

                                                                              23

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND
(UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Healthcare                                      35.6                   35
Consumer Discretionary                          17.2                 13.6
Information Technology                          10.5                 11.6
Energy                                           9.9                 10.1
Financials                                       9.7                  9.2
Industrials                                        8                  6.9
Other                                            9.1                 13.6

24

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND
 AS OF 12/31/04 (UNAUDITED)

The chart to the right compares the growth in value of a
hypothetical $10,000 investment in Salomon Brothers Variable
Aggressive Growth Fund on December 31, 1994 through December 31,
2004, with that of a similar investment in the Nasdaq Composite
Index ("Nasdaq") and Russell 3000 Growth Index. The Nasdaq is a
market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National
Market System. Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                                 SALOMON BROTHERS
                             VARIABLEAGGRESSIVE GROWTH
                               FUND (CLASS I SHARES)      NASDAQ COMPOSITE INDEX     RUSSELL 3000 GROWTH INDEX
                             -------------------------    ----------------------     -------------------------
12/94                                  10000                        9968                       10658
12/95                                  14289                       13947                       14229
12/96                                  16836                       17115                       17342
12/97                                  20399                       20819                       22325
12/98                                  27975                       29071                       30143
12/99                                  57948                       53949                       40337
12/00                                  73752                       32750                       31294
12/01                                  69831                       25856                       25153
12/02                                  47033                       17704                       18101
12/03                                  65894                       26557                       23708
12/04                                  71887                       28987                       25350

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected voluntary, would reduce the total returns.
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

 AVERAGE ANNUAL TOTAL RETURNS(1) (UNAUDITED)
--------------------------------------------------------------------------------

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Twelve Months Ended 12/31/04                                    9.10%     8.79%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                       4.41       N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                                       21.81       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/04                                    19.09     19.88
--------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS(1) (UNAUDITED)
--------------------------------------------------------------------------------

Class I (12/31/94 through 12/31/04)                             618.87%
-----------------------------------------------------------------------
Class II (Inception* through 12/31/04)                           34.59
-----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

 * Inception dates for Class I and II shares are December 3, 1993 and May 12,
2003, respectively.

                                                                              25

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the Salomon Brothers Variable International Equity
Fund no longer pays an administration fee.

MARKET REVIEW

Equity markets rewarded many international growth investors for the year ended
December 31, 2004 with positive returns. The global economic recovery unfolded well as the fiscal year progressed, providing good corporate earnings gains in many sectors and markets. Improving cash flows and balance sheets were further positive influences.

Despite the somber news from the Middle East, significantly higher energy prices, terrorist activities and uncertainties heading into the U.S. elections, international growth stocks experienced strong double-digit growth over the past year.

International stocks substantially outperformed U.S. equities during the year.
Those returns were augmented by the decline of the U.S. dollar versus the currencies underlying the benchmark index during the fiscal year. The dollar's decline increased the return of the benchmark from 12.7% in local currencies to
20.2% as measured in U.S. dollars.

PERFORMANCE UPDATE(1)

For the 12 months ended December 31, 2004, Class I shares of the fund, returned
17.04%. These shares underperformed the fund's unmanaged benchmark, the MSCI
EAFE Index(i), which returned 20.25% for the same period. They also underperformed the fund's Lipper Variable International Growth funds category average(2), which was 17.36%.

FUND OVERVIEW

The fund trailed the benchmark this past fiscal year. European markets were the strongest benchmark performers with a 20.9% return (in U.S. dollars) compared with 19.0% for the Pacific markets. Returns from the Pacific markets were restrained by the Japanese market, which increased 15.9% as measured in U.S.
dollars. The fund was modestly overweight the European markets for most of the fiscal year and was modestly underweight Japanese equities.

Stock selection made a positive contribution during this fiscal year, offsetting the negative impact from sector selection. The top three contributors to overall portfolio return were the U.K.'s CAPITA GROUP PLC, a business outsourcing firm, and the U.K.'s SERCO GROUP PLC, a facilities management and engineering services provider, both in industrials, and Japan's TERUMO CORP., a producer of medical supplies and pharmaceuticals in healthcare. The three largest detractors to portfolio return were Norway's TOMRA SYSTEMS ASA, a maker of consumer recycling equipment in industrials, the U.K.'s COMPASS GROUP PLC, a food service provider in consumer discretionary, and NOMURA HOLDINGS, INC., parent company of Japan's largest brokerage and securities firm in financials.

Sector selection detracted from fund performance. The sector weights in the fund are derived from stock selection, with a risk control limit versus the benchmark weight. The fund had no exposure to the strong-performing utilities sector, as most utilities do not meet the portfolio team's qualitative criteria for growth companies. While return from the sector was positive for the year, the significant overweight exposure to information technology also detracted from performance compared to the benchmark. Similarly, both the underweight and stock selection in financials hurt performance when compared to the benchmark. Both the overweight position and stock selection in industrials contributed positively to performance against the benchmark.

PORTFOLIO COMPOSITION

Our top holdings in the Salomon Brothers Variable International Equity Fund
reflect an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock selection criteria, which include what we believe are strong financial structures, large business opportunities and stable, visionary management.

(1)  The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund's performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 52 funds in the fund's Lipper category.

26

The portfolio ended the fiscal year with positions of 66% in European stocks,
25% in Asian stocks, and 9% in other markets and cash. At the end of the period, the fund was overweight information technology, industrials, healthcare and consumer staples, market weight energy, and underweight consumer discretionary, telecommunication services, materials and financials.

Thank you for your investment in the Salomon Brothers Variable International
Equity Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,
The Salomon Brothers Variable International Equity Portfolio Management Team

January 28, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets)
as of this date were: Mettler-Toledo International Inc. (4.0%), Irish
Continental Group PLC (3.9%), Wal-Mart de Mexico S.A. de CV (3.8%), Repurchase
Agreement (3.7%), Axa (3.6%), Canon Inc. (3.4%), Terumo Corp. (3.4%), Capita
Group PLC (3.3%), Roche Holding AG (3.2%) and Serco Group PLC (3.2%). Please
refer to pages 75 through 77 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (18.8%);
Information Technology (17.6%); Consumer Discretionary (14.2%); Healthcare
(12.2%); Energy (7.9%). The fund's portfolio composition is subject to change at any time.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)  The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

                                                                              27

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND
(UNAUDITED)

INVESTMENT BREAKDOWN
As a Percent of Total Investments
(GRAPH)

                                         DECEMBER 31, 2004      JUNE 30, 2004
                                         -----------------      -------------
Financials                                      18.8                 16.9
Information Technology                          17.6                   21
Consumer Discretionary                          14.2                 18.6
Healthcare                                      12.2                 11.3
Energy                                           7.9                  8.7
Industrials                                      7.3                    7
Materials                                        6.1                  5.3
Other                                           15.9                 11.2

28

--------------------------------------------------------------------------------

 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND
(CLASS I SHARES)
 AS OF 12/31/04 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/04           17.04%
    Five Years Ended 12/31/04              (8.39)
    Ten Years through 12/31/04              5.11

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/94 through 12/31/04              64.59%

The chart to the right compares the growth in value
of a hypothetical $10,000 investment in Salomon Brothers Variable
International Equity Fund on December 31, 1994 through December
31, 2004, with that of a similar investment in the Morgan Stanley
Capital International Europe Australasia Far East Index ("MSCI
EAFE Index"). The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far
East.

                               SALOMON BROTHERS VARIABLE
                           INTERNATIONAL EQUITY FUND (CLASS I
                                        SHARES)                         MSCI EAFE INDEX
                           ----------------------------------           ---------------
12/94                                     10000                              10000
12/95                                     10880                              11155
12/96                                     13206                              11865
12/97                                     12917                              12092
12/98                                     15351                              14510
12/99                                     25514                              18424
12/00                                     20691                              15814
12/01                                     14318                              12424
12/02                                     11194                              10444
12/03                                     14063                              14474
12/04                                     16459                              17405

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

                                                                              29

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Funds, you may incur two types of costs: (1)
transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and
other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

--------------------------------------------------------------------------------
 BASED ON ACTUAL TOTAL RETURN(1)

                                                            BEGINNING    ENDING     ANNUALIZED     EXPENSES
                                           ACTUAL TOTAL      ACCOUNT     ACCOUNT     EXPENSE      PAID DURING
                                             RETURN(2)        VALUE       VALUE       RATIO      THE PERIOD(3)
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Money Market Fund                             0.44%       $1,000.00   $1,004.40      0.79%        $ 3.98
--------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio          6.94         1,000.00    1,069.40      0.76           3.95
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  All Cap Fund -- Class I                       2.56         1,000.00    1,025.60      1.48           7.54
--------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
  Class I                                       7.00         1,000.00    1,070.00      0.34           1.77
  Class II                                      6.86         1,000.00    1,068.60      0.59           3.07
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Growth & Income Fund -- Class I               5.82         1,000.00    1,058.20      1.07           5.54
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
Aggressive Growth Fund
  Class I                                       5.15         1,000.00     1051.50      0.96           4.95
  Class II                                      4.99         1,000.00     1049.90      1.21           6.23
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  International Equity Fund -- Class I         12.44         1,000.00    1,124.40      2.67          14.26
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each Fund's or class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

30

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED) (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the
5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
 BASED ON HYPOTHETICAL TOTAL RETURN(1)

                                            HYPOTHETICAL   BEGINNING    ENDING     ANNUALIZED     EXPENSES
                                               TOTAL        ACCOUNT     ACCOUNT     EXPENSE      PAID DURING
                                               RETURN        VALUE       VALUE       RATIO      THE PERIOD(2)
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Money Market Fund                             5.00%      $1,000.00   $1,021.17      0.79%        $ 4.01
-------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio          5.00        1,000.00    1,021.32      0.76           3.86
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  All Cap Fund -- Class I                       5.00        1,000.00    1,017.70      1.48           7.51
-------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
  Class I                                       5.00        1,000.00    1,023.43      0.34           1.73
  Class II                                      5.00        1,000.00    1,022.17      0.59           3.00
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  Growth & Income Fund -- Class I               5.00        1,000.00    1,019.76      1.07           5.43
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
Aggressive Growth Fund
  Class I                                       5.00        1,000.00    1,020.31      0.96           4.88
  Class II                                      5.00        1,000.00    1,019.05      1.21           6.14
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
  International Equity Fund -- Class I          5.00        1,000.00    1,011.71      2.67          13.50
-------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each Fund's or class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

                                                                              31

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE MONEY MARKET FUND

        FACE                                                                             ANNUALIZED
       AMOUNT                                      SECURITY                                YIELD       VALUE
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 16.1%
      $100,000           United States Treasury Bill matures 1/13/05
                           (Cost -- $99,936).........................................       1.93%     $ 99,936
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 82.3%
       125,000           Federal Farm Credit Bank matures 1/7/05.....................       2.18       124,954
       135,000           Federal Home Loan Bank matures 1/3/05.......................       1.25       134,991
       110,000           Federal Home Loan Mortgage Corp. matures 1/4/05.............       2.25       109,979
       140,000           Federal National Mortgage Association matures 1/3/05........       1.90       139,985
--------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
                         (Cost -- $509,909)..........................................                  509,909
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
        27,000           UBS Financial Services dated 12/31/04, 1.600% due 1/3/05;
                           Proceeds at maturity -- $27,004; (Fully collateralized by
                           U.S. Treasury Bonds,
                           6.250% to 8.125% due 2/15/21 to 8/15/25; Market
                           value -- $27,541) (Cost -- $27,000).......................                   27,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 102.8% (Cost -- $636,845*).............                  636,845
                         Liabilities in Excess of Other Assets -- (2.8%).............                  (17,134)
--------------------------------------------------------------------------------------------------------------
                         TOTAL NET ASSETS -- 100.0%..................................                 $619,711
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 36.4%
                          Federal Home Loan Mortgage Corp. (FHLMC):
$   176,807                 7.000% due 2/1/15 through 5/1/16..........................  $    187,487
    201,169                 6.500% due 9/1/31.........................................       211,349
 10,600,000                 5.000% due 1/13/35 (a)(b).................................    10,527,125
  2,000,000                 5.500% due 1/13/35 (a)(b).................................     2,031,876
  2,500,000                 6.500% due 1/13/35 (a)(b).................................     2,623,437
                          Federal National Mortgage Association (FNMA):
    216,416                 5.500% due 12/1/16........................................       224,090
     65,877                 7.500% due 2/1/30 through 7/1/31..........................        70,606
  1,279,388                 6.500% due 3/1/16 through 3/1/32..........................     1,348,185
  2,059,938                 6.000% due 8/1/16 through 4/1/32 (c)......................     2,138,297
    925,715                 7.000% due 5/1/30 through 4/1/32..........................       981,630
  2,600,000                 4.500% due 1/13/35 (a)(b).................................     2,513,061
  1,500,000                 5.000% due 1/13/35 (a)(b).................................     1,488,282
  9,250,000                 5.500% due 1/13/35 (a)(b).................................     9,391,636
  2,000,000                 6.000% due 1/13/35 (a)(b).................................     2,068,124
                          Government National Mortgage Association (GNMA):
    525,352                 6.500% due 9/15/28 through 2/15/31........................       553,897
    124,494                 7.000% due 6/15/28 through 2/15/31........................       132,489
----------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT AGENCIES
                          (Cost -- $36,078,733)                                           36,491,571
----------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 9.5%
                          U.S. Treasury Notes:
  3,500,000                 3.125% due 4/15/09 (c)(d).................................     3,448,050
  2,500,000                 3.875% due 2/15/13 (c)....................................     2,467,385
  2,165,000                 4.000% due 2/15/14 (c)....................................     2,135,824
  1,530,000                 4.250% due 8/15/14 (c)....................................     1,533,886
----------------------------------------------------------------------------------------------------
                          TOTAL U.S. TREASURY OBLIGATIONS
                          (Cost -- $9,598,159)                                             9,585,145
----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.5%
    200,000     A         Ameriquest Mortgage Securities Inc., Series 2004-R11, Class
                            M5, 3.618% due 11/25/34 (f)...............................       201,779
    268,593     BBB+..    Argent Nim Trust, Series 2004-WN8, Class A, 4.700% due
                          7/25/34 (g).................................................       267,913
                          Bear Stearns:
     80,502     BBB         Series 2003-HE1N, Class N1, 6.500% due 8/25/05 (g)........        80,833
    126,372     BBB         Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (g)........       125,875
    177,128     BBB         Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (g)........       176,790
    415,145     AAA       Commercial Mortgage Pass-Through Certificates, Series
                            2001-J2A, Class A1, 5.447% due 7/16/34 (c)(g).............       431,704
                          Countrywide Asset-Backed Certificates:
    270,000     AA          Series 2004-5, Class M4, 3.668% due 6/25/34 (f)...........       270,173
    173,200     BBB         Series 2004-5N, Class N1, 5.500% due 10/25/35 (g).........       173,147
    334,358     A         CS First Boston Mortgage Securities Corp., Series 2001-HE12,
                            Class M2, 3.638% due 9/25/31 (f)..........................       335,816

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              33

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
$   301,485     B         First Consumer Master Trust, Series 2001-A, Class A, 2.713%
                            due 9/15/08 (f)...........................................  $    294,318
    423,000     BBB       Metris Master Trust, Series 2001-2, Class B, 3.490% due
                            11/20/09 (f)..............................................       420,213
                          Novastar Home Equity Loan:
     90,000     A           Series 2003-4, Class M2, 4.043% due 2/25/34 (f)...........        92,370
    200,000     A+          Series 2004-1, Class M4, 3.393% due 6/25/34 (f)...........       199,674
                          Sail Net Interest Margin Notes:
     43,190     BBB         Series 2003-3, Class A, 7.750% due 4/27/33 (g)............        43,366
    170,408     BBB+        Series 2004-4A, Class A, 5.000% due 4/27/34 (g)...........       171,240
    235,972     BBB-        Series 2004-BN2A, Class A, 5.000% due 12/27/34 (g)........       236,066
----------------------------------------------------------------------------------------------------
                          TOTAL ASSET-BACKED SECURITIES (Cost -- $3,455,261)..........     3,521,277
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 20.6%
----------------------------------------------------------------------------------------------------
AEROSPACE -- 0.2%
    150,000     BB-       Sequa Corp., Sr. Notes, Series B, 8.875% due 4/1/08.........       165,000
----------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
                          Continental Airlines Inc., Pass-Through Certificates:
    100,000     B           Class D, 7.568% due 12/1/06...............................        82,129
     20,167     BB          Series 00-2, Class C, 8.312% due 10/2/12..................        15,539
                          United Air Lines, Inc. Pass-Through Certificates:
     23,260     NR          Series 00-1, Class B, 8.030% due 1/1/13 (h)...............         3,955
     49,094     NR          Series 00-2, Class B, 7.811% due 4/1/11 (h)...............        13,444
     45,000     NR          Series 01-1, Class C, 6.831% due 3/1/10 (h)...............         2,102
----------------------------------------------------------------------------------------------------
                                                                                             117,169
----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.6%
     25,000     B+        Arvin Capital Trust I, 9.500% due 2/1/27....................        26,000
    275,000     BBB       DaimlerChryler North America Holdings Corp., Notes, 4.050%
                            due 6/4/08................................................       274,649
    150,000     B-        Eagle-Picher, Inc., Sr. Notes, 9.750% due 9/1/13............       150,750
    134,000     BB-       TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13..........       156,110
----------------------------------------------------------------------------------------------------
                                                                                             607,509
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 2.5%
    125,000     B+        Cablevision Systems Corp., Sr. Notes, 6.669% due 4/1/09
                            (f)(g)....................................................       133,125
    188,212     B-        CanWest Media Inc., Sr. Sub. Notes, 8.000% due 9/15/12
                            (g).......................................................       202,798
                          Charter Communications Holdings, LLC:
    300,000     CCC-        Sr. Discount Notes, step bond to yield 14.909% due
                               5/15/11................................................       222,000
                            Sr. Notes:
    125,000     CCC-           10.750% due 10/1/09....................................       114,375
    100,000     CCC-           10.250% due 1/15/10....................................        88,250
    220,000     BBB       Comcast Cable Communications Holdings, Notes, 8.375% due
                            3/15/13...................................................       271,700
     30,000     BB-       CSC Holdings Inc., Sr. Notes, Series B, 7.625% due 4/1/11...        32,475
    125,000     BB-       DIRECTV Holdings, Sr. Notes, 8.375% due 3/15/13.............       140,781
    130,000     B-        Insight Communications Co., Inc., Sr. Discount Notes, step
                            bond to yield 12.269% due 2/15/11.........................       127,075
    175,000     B-        LodgeNet Entertainment Corp., Sr. Sub. Notes, 9.500% due
                            6/15/13...................................................       194,250
    175,000     B         Mediacom Communications Corp., Sr. Notes, 9.500% due
                            1/15/13...................................................       176,531
    150,000     B-        NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due
                            7/1/11....................................................       168,750
     25,000     B+        PanAmSat Corp., Sr. Unsecured Notes, 9.000% due 8/15/14
                            (g).......................................................        28,031

                       SEE NOTES TO FINANCIAL STATEMENTS.

34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 2.5% (CONTINUED)
                          Paxson Communications Corp.:
$    65,000     CCC         Sr. Sub. Discount Notes, step bond to yield 11.326% due
                               1/15/09................................................  $     61,100
     45,000     CCC         Sr. Sub. Notes, 10.750% due 7/15/08.......................        47,475
    185,000     B+        Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due
                            12/1/15...................................................       207,200
    250,000     BBB+      Time Warner, Inc., Sr. Notes, 7.625% due 4/15/31............       303,391
----------------------------------------------------------------------------------------------------
                                                                                           2,519,307
----------------------------------------------------------------------------------------------------
CHEMICALS -- 1.6%
    100,000     B-        BCP Caylux Holdings Luxembourg S.C.A., Sr. Sub. Notes,
                            9.625% due 6/15/14 (g)....................................       113,250
                          FMC Corp.:
     50,000     BB+         Notes, Series A, 6.750% due 5/5/05........................        50,875
     25,000     BB+         Sr. Debentures, 7.750% due 7/1/11.........................        26,562
                          Huntsman International LLC:
     35,000     B-          Sr. Notes, 9.875% due 3/1/09..............................        38,587
    785,000     CCC+        Sr. Discount Notes, zero coupon bond to yield 13.588% due
                               12/31/09...............................................       443,525
     80,000     BB        IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11....        92,800
     50,000     BB-       ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due
                            7/1/11....................................................        56,750
     75,000     B+        ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due
                            12/15/09..................................................        83,437
    105,000     B+        Lyondell Chemical Co., Sr. Secured Notes, 11.125% due
                            7/15/12...................................................       125,212
     85,000     BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............        99,663
     75,000     CCC       Resolution Performance Products LLC, Sr. Sub. Notes,
                            13.500% due 11/15/10......................................        81,938
    200,000     CCC+      Rhodia S.A., Sr. Notes, 7.625% due 6/1/10...................       201,500
     10,000     B+        Terra Capital Inc., Sr. Secured Notes, 12.875% due
                            10/15/08..................................................        12,550
    114,000     BB-       Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11......       129,390
----------------------------------------------------------------------------------------------------
                                                                                           1,556,039
----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS/TOBACCO -- 0.8%
     44,000     CCC       Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08...........        44,000
    185,000     CCC+      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07......       183,150
    275,000     CCC       Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due
                            6/1/08....................................................       228,250
     50,000     B-        Sealy Corp., Sr. Sub. Notes, 8.250% due 6/15/14.............        53,250
    125,000     B-        Simmons Bedding Co., Sr. Discount Notes, step bond to yield
                            9.955% due 12/15/14 (g)...................................        76,875
     60,000     B         Sola International Inc., Sr. Notes, 6.875% due 3/15/08......        60,971
     98,000     B         Tempur-Pedic International, Inc., Sr. Sub. Notes, 10.250%
                            due 8/15/10...............................................       113,190
----------------------------------------------------------------------------------------------------
                                                                                             759,686
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.8%
     65,000     B+        Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due
                            2/15/13...................................................        69,875
    200,000     B-        Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12...       230,000
    155,000     BB-       Owens-Brockway Glass Container Inc., Sr. Secured Notes,
                            8.875% due 2/15/09........................................       169,144
    125,000     B+        Plastipak Holdings Inc., Sr. Notes, 10.750% due 9/1/11......       141,250
                          Pliant Corp.:
     50,000     CCC+        Sr. Secured Notes, 11.125% due 9/1/09.....................        54,750
     10,000     CCC+        Sr. Sub. Notes, 13.000% due 6/1/10........................         9,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              35

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.8% (CONTINUED)
$    75,000     CCC       Radnor Holdings Inc., Sr. Notes, 11.000% due 3/15/10........  $     64,688
     60,000     CCC       Tekni-Plex Inc., Sr. Sub. Notes, Series B, 12.750% due
                            6/15/10...................................................        57,300
----------------------------------------------------------------------------------------------------
                                                                                             796,807
----------------------------------------------------------------------------------------------------
ENERGY -- 1.8%
    125,000     B-        Dynegy Holdings Inc., Sr. Secured Notes, 8.570% due 7/15/08
                            (f)(g)....................................................       136,875
                          El Paso Corp., Sr. Notes:
     50,000     CCC+        7.375% due 12/15/12.......................................        50,875
    350,000     CCC+        7.800% due 8/1/31.........................................       337,750
     88,000     B+        Magnum Hunter Resources Inc., Sr. Notes, 9.600% due
                            3/15/12...................................................       100,320
                          NGC Corp., Sr. Debentures:
    125,000     CCC+        7.125% due 5/15/18........................................       112,031
     30,000     CCC+        7.625% due 10/15/26.......................................        26,212
    125,000     B+        Reliant Energy, Inc., Sr. Secured Notes, 9.500% due
                            7/15/13...................................................       142,656
     75,000     B+        Stone Energy Corp., Sr. Sub. Notes, 6.750% due 12/15/14
                            (g).......................................................        75,188
     35,000     BB-       Superior Energy Services Inc., LLC, Sr. Notes, 8.875% due
                            5/15/11...................................................        38,500
    105,000     B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12.........       118,125
    275,000     BBB       Valero Energy Corp., Notes, 4.750% due 6/15/13..............       272,125
                          Vintage Petroleum, Inc.:
     50,000     BB-         Sr. Notes, 8.250% due 5/1/12..............................        55,375
     25,000     B           Sr. Sub. Notes, 7.875% due 5/15/11........................        26,750
                          Williams Cos., Inc., Notes:
    150,000     B+          7.125% due 9/1/11.........................................       164,625
    125,000     B+          7.625% due 7/15/19........................................       138,125
----------------------------------------------------------------------------------------------------
                                                                                           1,795,532
----------------------------------------------------------------------------------------------------
FINANCIAL -- 2.5%
    400,000     A+        Bank of America Corp., Notes, 4.250% due 10/1/10............       399,478
    275,000     BBB       Boston Properties, Inc., Sr. Notes, 6.250% due 1/15/13......       298,832
    450,000     AAA       General Electric Capital Corp., Notes, Series A, 6.000% due
                            6/15/12 (c)...............................................       491,258
    275,000     BBB-      General Motors Acceptance Corp., Notes, 6.875% due
                            9/15/11...................................................       282,193
    275,000     AA-       International Lease Finance Corp., Notes, Series O, 4.375%
                            due 11/1/09...............................................       275,909
     65,000     BB        Markel Capital Trust I, Series B, 8.710% due 1/1/46.........        70,544
    165,000     A+        Morgan Stanley, Bonds, 6.600% due 4/1/12....................       184,295
    100,000     CCC-      Ocwen Capital Trust I, 10.875% due 8/1/27...................       103,250
    325,000     A-        Standard Chartered Bank PLC, Sub. Notes, 8.000% due 5/30/31
                            (g).......................................................       414,944
----------------------------------------------------------------------------------------------------
                                                                                           2,520,703
----------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/BOTTLING -- 0.3%
     40,000     B+        Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11....        43,750
     45,000     BB-       Dean Foods Corp., Sr. Notes, 6.900% due 10/15/17............        46,181
    155,000     BBB+      Kraft Foods, Inc., Notes, 5.625% due 11/1/11................       164,369
----------------------------------------------------------------------------------------------------
                                                                                             254,300
----------------------------------------------------------------------------------------------------
GAMING -- 0.7%
    175,000     B+        Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11........       196,000
     75,000     B-        Herbst Gaming, Inc., Sr. Sub. Notes, 7.000% due 11/15/14
                            (g).......................................................        76,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
GAMING -- 0.7% (CONTINUED)
                          Mandalay Resort Group, Sr. Sub. Notes:
$    30,000     BB-         7.625% due 7/15/13........................................  $     33,000
     80,000     BB-         Series B, 10.250% due 8/1/07..............................        90,800
     75,000     BB-       Park Place Entertainment Corp., Sr. Sub. Notes, 8.875% due
                            9/15/08...................................................        85,125
     75,000     B-        Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.750% due
                            10/1/13...................................................        81,563
    135,000     B         Venetian Casino Resort, LLC, Secured Mortgage Notes,
                            11.000% due 6/15/10.......................................       154,744
----------------------------------------------------------------------------------------------------
                                                                                             717,544
----------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.6%
     75,000     CC        aaiPharma Inc., Sr. Sub. Notes, 11.500% due 4/1/10..........        56,438
     25,000     B         Athena Neuro Finance LLC, Sr. Notes, 7.250% due 2/21/08.....        26,250
     25,000     B         Community Health Systems Inc., Sr. Sub. Notes, 6.500% due
                            12/15/12 (g)..............................................        25,312
     50,000     B         Extendicare Health Services Inc., Sr. Sub. Notes, 9.500% due
                            7/1/10....................................................        56,250
    140,000     BB+       HCA Inc., Debentures, 8.360% due 4/15/24....................       153,279
     50,000     B-        IASIS Healthcare Corp., Sr. Sub. Notes, 8.750% due
                            6/15/14...................................................        54,750
     50,000     CCC+      Insight Heath Services Corp., Sr. Sub. Notes, Series B,
                            9.875% due 11/1/11........................................        50,750
                          Tenet Healthcare Corp.:
     75,000     B-          Notes, 7.375% due 2/1/13..................................        73,125
                            Sr. Notes:
     50,000     B-             5.375% due 11/15/06....................................        50,500
     25,000     B-             9.875% due 7/1/14 (g)..................................        27,375
----------------------------------------------------------------------------------------------------
                                                                                             574,029
----------------------------------------------------------------------------------------------------
HOUSING/BUILDING PRODUCTS -- 0.3%
                          Associated Materials Inc.:
     50,000     B-          Sr. Discount Notes, step bond to yield 9.399% due
                               3/1/14.................................................        36,250
     20,000     B-          Sr. Sub. Notes, 9.750% due 4/15/12........................        22,450
     75,000     CCC+      Brand Services Inc., Sr. Notes, 12.000% due 10/15/12 (g)....        84,375
     70,000     BB-       Schuler Homes Inc., Sr. Sub. Notes, 10.500% due 7/15/11.....        79,975
     35,000     B+        Standard Pacific Corp., Sr. Sub. Notes, 9.250% due
                            4/15/12...................................................        40,775
----------------------------------------------------------------------------------------------------
                                                                                             263,825
----------------------------------------------------------------------------------------------------
INDUSTRIAL SPECIALTIES -- 0.1%
     50,000     NR        Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08 (i)......        40,250
     75,000     B-        Sensus Metering Systems Inc., Sr. Sub. Notes, 8.625% due
                            12/15/13..................................................        77,250
----------------------------------------------------------------------------------------------------
                                                                                             117,500
----------------------------------------------------------------------------------------------------
LODGING/LEISURE -- 0.5%
     40,000     CCC+      AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...        41,550
     25,000     B         Gaylord Entertainment Co., Sr. Notes, 6.750% due 11/15/14
                            (g).......................................................        25,250
    130,000     B+        Host Marriott L.P., Notes, 9.500% due 1/15/07...............       143,000
     75,000     B-        Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due
                            4/1/12....................................................        63,375
    150,000     B         John Q. Hammons Hotels, Inc., Sr. Mortgage Notes, Series B,
                            8.875% due 5/15/12........................................       170,250
     75,000     CCC+      Meristar Hospitality Corp., Sr. Notes, 10.500% due
                            6/15/09...................................................        82,125
----------------------------------------------------------------------------------------------------
                                                                                             525,550
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              37

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
MACHINERY -- 0.1%
$    20,000     BB-       Case Credit Corp., Notes, 6.750% due 10/21/07...............  $     20,500
     25,000     B-        Dresser-Rand Co., Sr. Sub. Notes, 7.375% due 11/1/14 (g)....        25,625
     30,000     B+        NMGH Holding Co., 10.000% due 5/15/09.......................        33,300
     25,000     B-        Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12.........        28,375
----------------------------------------------------------------------------------------------------
                                                                                             107,800
----------------------------------------------------------------------------------------------------
METALS/MINING/STEEL -- 0.5%
    100,000     B-        Mueller Holdings (N.A.), Inc., Sr. Discount Notes, step bond
                            to yield 12.068% due 4/15/14..............................        69,000
     75,000     BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11............        91,561
    285,000     BBB       WMC Finance USA, Notes, 5.125% due 5/15/13..................       284,655
     30,000     B+        Wolverine Tube Inc., Sr. Notes, 10.500% due 4/1/09..........        32,850
----------------------------------------------------------------------------------------------------
                                                                                             478,066
----------------------------------------------------------------------------------------------------
OIL AND GAS -- 0.6%
    525,000     BBB-      Pemex Project Funding Master Trust, Bonds, 9.500% due
                            9/15/27 (c)(g)............................................       660,188
----------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS -- 0.5%
     50,000     BB-       Appleton Papers Inc., Sr. Notes, 8.125% due 6/15/11.........        54,125
    100,000     BB        Bowater Inc., Notes, 7.950% due 11/15/11....................       108,257
     35,000     B         Buckeye Technologies Inc., Sr. Sub. Notes, 9.250% due
                            9/15/08...................................................        35,175
    150,000     B         MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12.........       168,000
    100,000     B         Stone Container Corp., 7.375% due 7/15/14...................       107,000
----------------------------------------------------------------------------------------------------
                                                                                             472,557
----------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING -- 0.7%
    125,000     B-        Advanstar Communications, Inc., Sr. Secured Notes, 10.750%
                            due 8/15/10...............................................       141,719
     65,000     B         Dex Media East, LLC, 12.125% due 11/15/12...................        79,544
                          Dex Media West, LLC:
    100,000     B           Sr. Notes, Series B, 8.500% due 8/15/10...................       111,750
     73,000     B           Sr. Sub. Notes, Series B, 9.875% due 8/15/13..............        84,497
    100,000     B-        Houghton Mifflin, Co., Sr. Sub. Discount Notes, step bond to
                            yield 11.492% due 10/15/13................................        74,000
                          RH Donnelley Corp., Sr. Sub. Notes:
    100,000     B+          10.875% due 12/15/12 (g)..................................       119,250
     25,000     B+          10.875% due 12/15/12......................................        29,812
     33,000     BB-       Yell Finance B.V., Sr. Discount Notes, step bond to yield
                            12.263% due 8/1/11........................................        32,588
----------------------------------------------------------------------------------------------------
                                                                                             673,160
----------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.0%
     25,000     B-        Carrols Corp., Sr. Sub. Notes, 9.000% due 1/15/13 (g).......        26,000
----------------------------------------------------------------------------------------------------
RETAIL -- 0.1%
    150,000     CCC+      Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125%
                            due 5/1/08................................................       150,750
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 1.4%
     50,000     B-        Allied-Barton Security Services, Sr. Sub. Notes, 11.375% due
                            7/15/11 (g)...............................................        52,500
                          Allied Waste North America Inc., Sr. Secured Notes, Series
                            B:
    115,000     BB-         8.500% due 12/1/08........................................       122,475
     50,000     B+          7.375% due 4/15/14........................................        48,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 1.4% (CONTINUED)
$    50,000     B         Cadmus Communications Corp., Sr. Sub. Notes, 8.375% due
                            6/15/14...................................................  $     54,687
     75,000     B         IMCO Recycling, Inc., 10.375% due 10/15/10..................        85,500
    200,000     B         Iron Mountain, Inc., Sr. Sub. Notes, 8.625% due 4/1/13......       213,500
     75,000     B+        Mail-Well, Inc., Sr. Notes, 9.625% due 3/15/12..............        82,687
                          Muzak LLC:
    135,000     CCC-        Sr. Notes, 10.000% due 2/15/09............................       126,394
     50,000     CCC-        Sr. Sub. Notes, 9.875% due 3/15/09........................        35,187
     25,000     B+        Scientific Games Corp., Sr. Sub. Notes, 6.250% due 12/15/12
                            (g).......................................................        25,563
                          Service Corp. International:
     55,000     BB          Debentures, 7.875% due 2/1/13.............................        60,088
                            Sr. Notes:
     55,000     BB             6.875% due 10/1/07.....................................        57,544
    195,000     BB             6.500% due 3/15/08.....................................       202,313
     90,000     B+        Stewart Enterprises, Inc., Sr. Sub. Notes, 10.750% due
                            7/1/08....................................................        97,875
    150,000     B         Wesco Distribution Inc., 9.125% due 6/1/08..................       155,250
----------------------------------------------------------------------------------------------------
                                                                                           1,419,688
----------------------------------------------------------------------------------------------------
SUPERMARKETS/DRUGSTORES -- 0.3%
     25,000     B-        Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08...............        27,250
    200,000     BBB       Safeway, Inc., Sr. Debentures, 7.250% due 2/1/31............       229,964
----------------------------------------------------------------------------------------------------
                                                                                             257,214
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.3%
                          Amkor Technology, Inc.:
    125,000     B           Sr. Notes, 7.125% due 3/15/11.............................       118,125
     60,000     CCC+        Sr. Sub. Notes, 10.500% due 5/1/09........................        60,300
     75,000     B-        Nortel Networks Ltd., Notes, 6.875% due 9/1/23..............        70,875
     50,000     B-        Northern Telecom Capital Corp., 7.875% due 6/15/26..........        49,750
----------------------------------------------------------------------------------------------------
                                                                                             299,050
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.3%
     50,600     CCC-      Airgate PCS, Inc., Sr. Secured Sub. Notes, 9.375% due
                            9/1/09....................................................        54,774
                          Alamosa Holdings, Inc.:
     44,000     CCC         Sr. Discount Notes, step bond to yield 11.437% due
                               7/31/09................................................        47,960
     54,000     CCC         Sr. Notes, 11.000% due 7/31/10............................        63,855
    225,000     A         AT&T Wireless Services, Inc., Sr. Notes, 8.750% due
                            3/1/31....................................................       304,296
     50,000     NR        GT Group Telecom Inc., Sr. Discount Notes, step bond to
                            yield
                            15.233% due 2/1/10 (h)(i).................................             5
    125,000     BB        Nextel Communications, Inc., Bonds, 7.375% due 8/1/15.......       138,125
     44,000     B-        Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09......        50,050
    250,000     BBB-      Sprint Capital Corp., 6.900% due 5/1/19.....................       280,327
                          Qwest Services Corp.:
     98,000     B           14.000% due 12/15/14 (g)..................................       124,460
    160,000     B           Sr. Secured Debentures, 14.000% due 12/15/10 (g)..........       193,200
     50,000     CCC       Ubiquitel Operating Co., Sr. Notes, 9.875% due 3/1/11.......        56,375
----------------------------------------------------------------------------------------------------
                                                                                           1,313,427
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              39

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
TEXTILE/APPAREL -- 0.1%
$    90,000     CCC       Levi Strauss & Co., Notes, 7.000% due 11/1/06...............  $     94,950
     32,000     B+        William Carter, Sr. Sub. Notes, Series B, 10.875% due
                            8/15/11...................................................        36,000
----------------------------------------------------------------------------------------------------
                                                                                             130,950
----------------------------------------------------------------------------------------------------
TOWER -- 0.3%
     37,000     CCC       American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........        39,312
                          Crown Castle International Corp., Sr. Notes:
     10,000     CCC         10.750% due 8/1/11........................................        10,900
     75,000     CCC         7.500% due 12/1/13........................................        81,000
     75,000     CCC-      SBA Communications Corp., Sr. Notes, 8.500% due 12/1/12
                            (g).......................................................        76,875
    100,000     B-        SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10............       107,250
----------------------------------------------------------------------------------------------------
                                                                                             315,337
----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.0%
     45,000     BB+       Windsor Petroleum Transportation Corp., Secured Notes,
                            7.840% due 1/15/21 (g)....................................        47,138
----------------------------------------------------------------------------------------------------
UTILITIES -- 1.0%
     55,000     B-        AES Corp., Sr. Notes, 9.500% due 6/1/09.....................        62,837
     45,000     BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08..................        52,401
    175,000     B         Calpine Corp., Sr. Secured Notes, 8.500% due 7/15/10 (g)....       150,937
    300,000     BBB       Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08............       302,547
                          Edison Mission Energy, Sr. Notes:
    100,000     B           10.000% due 8/15/08.......................................       115,250
     25,000     B           7.730% due 6/15/09........................................        27,000
     25,000     B           9.875% due 4/15/11........................................        29,750
    100,000     B         NRG Energy, Inc., Sr. Secured Notes, 8.000% due 12/15/13
                            (g).......................................................       109,500
     90,000     B         Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10...       114,750
     25,000     B+        Reliant Energy, Inc., Sr. Secured Notes, 9.250% due
                            7/15/10...................................................        28,000
----------------------------------------------------------------------------------------------------
                                                                                             992,972
----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $19,396,607).......    20,634,797
----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 0.0%
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.0%
     10,000     B         Sanmina-SCI Corp., Sub. Debentures, zero coupon bond to
                            yield 10.746% due 9/12/20 (Cost -- $5,135)................         5,275
----------------------------------------------------------------------------------------------------
  SHARES                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.2%
----------------------------------------------------------------------------------------------------
AEROSPACE -- 0.0%
         95               Northrop Grumman Corp. .....................................         5,164
----------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/BOTTLING -- 0.0%
      3,630               Aurora Foods Inc. (i)(j)(k).................................             0
----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.0%
         63               Freescale Semiconductor Inc., Class B Shares (j)............         1,157
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 0.0%
        301               Outsourcing Solutions, Inc. (j)(k)..........................         1,052
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

  SHARES                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.2%
      2,092               AirGate PCS, Inc. (j).......................................  $     74,475
         66               McLeodUSA Inc., Class A Shares (j)..........................            48
        578               Motorola, Inc. .............................................         9,942
      6,485               Telewest Global, Inc. (j)...................................       114,006
----------------------------------------------------------------------------------------------------
                                                                                             198,471
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
      1,240               Crown Castle International Corp. (j)........................        20,634
----------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $401,555).......................       226,478
----------------------------------------------------------------------------------------------------
PREFERRED STOCK (J) -- 0.1%
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.1%
        125               Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13........       117,281
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
        700               Crown Castle International Corp., 6.250% due 8/15/12........        34,300
----------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $56,298).....................       151,581
----------------------------------------------------------------------------------------------------
WARRANTS (j) -- 0.0%
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         10               Pliant Corp., Expire 6/1/10 (g)(i)..........................             0
----------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING -- 0.0%
         60               Merrill Corp., Expire 5/1/09 (g)(i)(k)......................             0
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.0%
         60               Cybernet Internet Services International, Inc., Expire
                            7/1/09 (g)(i)(k)..........................................             0
         90               WAM! NET Inc., Expire 3/1/05 (i)............................             1
----------------------------------------------------------------------------------------------------
                                                                                                   1
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
         50               GT Group Telecom Inc., Expire 2/1/10 (g)(i)(k)..............             0
         40               Horizon PCS, Inc., Expire 10/1/10 (g)(i)(k).................             0
        100               Iridium World Communications Ltd., Expire 7/15/05
                            (g)(i)(k).................................................             1
         50               IWO Holdings, Inc., Expire 1/15/11 (g)(i)...................             1
        150               RSL Communications Ltd., Expire 11/15/06 (i)(k).............             0
----------------------------------------------------------------------------------------------------
                                                                                                   2
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
         50               American Tower Corp., Expire 8/1/08 (g).....................        11,525
----------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS (Cost -- $24,883)............................        11,528
----------------------------------------------------------------------------------------------------
   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- DEVELOPED MARKETS (l) -- 8.9%
----------------------------------------------------------------------------------------------------
FINLAND -- 1.8%
$ 1,150,000     AAA       Republic of Finland, Bonds, 5.750% due 2/23/011 (c).........     1,774,167
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              41

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
GERMANY -- 1.3%
$   250,000(USD)   BB+    Aries Vermogensverwalng, Notes, 9.600% due 10/25/14 (g).....  $    308,750
    700,000     AAA       Bundesrepublic Deutschland, Bond, Series 00, 5.250% due
                            1/4/11 (c)................................................     1,051,738
----------------------------------------------------------------------------------------------------
                                                                                           1,360,488
----------------------------------------------------------------------------------------------------
ITALY -- 0.6%
    525,000(USD)   AA-..  Region of Lombardy, Bonds, 5.804% due 10/25/32 (c)..........       560,112
----------------------------------------------------------------------------------------------------
NETHERLANDS -- 2.6%
  1,760,000     AAA..     Kingdom of the Netherlands, Bonds, 5.000% due 7/15/11 (c)...     2,625,093
----------------------------------------------------------------------------------------------------
SWEDEN -- 2.6%
 16,600,000     AAA..     Swedish Government, Series 1048, 4.000% due 12/1/09 (c).....     2,563,858
----------------------------------------------------------------------------------------------------
                          TOTAL SOVEREIGN DEBT -- DEVELOPED MARKETS
                          (Cost -- $8,160,739)........................................     8,883,718
----------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- EMERGING MARKETS -- 17.0%
----------------------------------------------------------------------------------------------------
ARGENTINA -- 0.4%
    700,000     D         Republic of Argentina, Series L-GP, 6.000% due 3/31/23
                            (h).......................................................       395,500
----------------------------------------------------------------------------------------------------
BRAZIL -- 5.3%
                          Federal Republic of Brazil:
                            Bonds:
  1,000,000     BB-            10.500% due 7/14/14 (c)................................     1,190,000
    175,000     BB-            10.125% due 5/15/27....................................       199,938
    410,000     BB-            12.250% due 3/6/30 (c).................................       540,688
    550,000     BB-            11.000% due 8/17/40 (c)................................       652,850
  1,085,301     BB-         Series 18 Years, 3.125% due 4/15/12 (c)(f)................     1,039,176
  1,648,912     BB-         Series 20 Years, 8.000% due 4/15/14 (c)...................     1,687,559
----------------------------------------------------------------------------------------------------
                                                                                           5,310,211
----------------------------------------------------------------------------------------------------
BULGARIA -- 0.2%
    125,000     BBB-      Republic of Bulgaria, Bonds, Series REGS, 8.250% due
                            1/15/15...................................................       157,656
----------------------------------------------------------------------------------------------------
COLUMBIA -- 0.8%
                          Republic of Colombia:
                            Bonds:
    125,000     BB             8.125% due 5/21/24.....................................       121,875
    100,000     BB             8.375% due 2/15/27.....................................        98,000
    200,000     BB             10.375% due 1/28/33....................................       232,000
                            Notes:
    165,000     BB             10.000% due 1/23/12....................................       191,400
    125,000     BB             10.750% due 1/15/13....................................       149,531
----------------------------------------------------------------------------------------------------
                                                                                             792,806
----------------------------------------------------------------------------------------------------
ECUADOR -- 0.6%
                          Republic of Ecuador, Bonds, Series REGS:
    500,000     CCC+        12.000% due 11/15/12......................................       515,000
    150,000     CCC+        8.000% due 8/15/30........................................       131,063
----------------------------------------------------------------------------------------------------
                                                                                             646,063
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
MALAYSIA -- 0.3%
$   225,000     A-        Malaysia Government, Bonds, 7.500% due 7/15/11..............  $    263,118
----------------------------------------------------------------------------------------------------
MEXICO -- 1.9%
                          United Mexican States:
    425,000     BBB-        Bonds, 8.300% due 8/15/31.................................       498,313
                            Notes:
    175,000     BBB-           6.625% due 3/3/15......................................       188,388
                               Series A:
    500,000     BBB-             6.375% due 1/16/13...................................       531,875
    640,000     BBB-             5.875% due 1/15/14 (c)...............................       657,600
----------------------------------------------------------------------------------------------------
                                                                                           1,876,176
----------------------------------------------------------------------------------------------------
PANAMA -- 0.4%
                          Republic of Panama, Bonds:
     80,000     BB          9.625% due 2/8/11.........................................        95,200
    225,000     BB          9.375% due 1/16/23........................................       262,125
     50,000     BB          8.875% due 9/30/27........................................        55,750
----------------------------------------------------------------------------------------------------
                                                                                             413,075
----------------------------------------------------------------------------------------------------
PERU -- 0.8%
                          Republic of Peru:
                            Bonds, Series 20 Years:
    200,000     BB             4.500% due 3/7/17......................................       188,000
    132,000     BB             5.000% due 3/7/17......................................       126,060
    400,000     BB          Notes, 9.125% due 2/21/12.................................       467,500
----------------------------------------------------------------------------------------------------
                                                                                             781,560
----------------------------------------------------------------------------------------------------
PHILIPPINES -- 0.7%
                          Republic of Philippines, Notes:
    325,000     BB          8.375% due 3/12/09........................................       342,469
    375,000     BB          10.625% due 3/16/25.......................................       402,188
----------------------------------------------------------------------------------------------------
                                                                                             744,657
----------------------------------------------------------------------------------------------------
RUSSIA -- 3.3%
                          Russian Federation, Bonds, Series REGS:
    475,000     BB+         11.000% due 7/24/18 (c)...................................       662,328
  2,610,000     BB+         5.000% due 3/31/30 (c)....................................     2,694,825
----------------------------------------------------------------------------------------------------
                                                                                           3,357,153
----------------------------------------------------------------------------------------------------
SOUTH AFRICA -- 0.1%
     50,000     BBB       Republic of South Africa, Notes, 6.500% due 6/2/14..........        54,875
----------------------------------------------------------------------------------------------------
TURKEY -- 0.9%
                          Republic of Turkey:
                            Notes:
    125,000     BB-            9.000% due 6/30/11.....................................       142,955
    145,000     BB-            11.500% due 1/23/12....................................       187,022
    305,000     BB-            11.000% due 1/14/13....................................       387,652
    125,000     BB-            Sr. Bonds, 11.875% due 1/15/30.........................       180,313
----------------------------------------------------------------------------------------------------
                                                                                             897,942
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              43

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
VENEZUELA -- 1.1%
                          Republic of Venezuela:
$   225,000     B           Bonds, 5.375% due 8/7/10..................................  $    212,400
                            Notes:
    575,000     B              10.750% due 9/19/13 (c)................................       684,250
    250,000     B              8.500% due 10/8/14.....................................       263,750
----------------------------------------------------------------------------------------------------
                                                                                           1,160,400
----------------------------------------------------------------------------------------------------
UKRAINE -- 0.2%
                          Ukraine Government:
    100,000     B+          6.875% due 3/4/11.........................................       102,865
    100,000     B+          Bonds, 7.650% due 6/11/13.................................       106,953
----------------------------------------------------------------------------------------------------
                                                                                             209,818
----------------------------------------------------------------------------------------------------
                          TOTAL SOVEREIGN DEBT -- EMERGING MARKETS
                          (Cost -- $15,625,309).......................................    17,061,010
----------------------------------------------------------------------------------------------------
LOAN PARTICIPATION (m) -- 0.3%
    271,801     BB        Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (CS First
                            Boston Corp.) (Cost -- $260,938)..........................       267,045
----------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $93,063,617).................    96,839,425
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO
   FACE
  AMOUNT                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 33.3%
$33,394,000               UBS Financial Services Inc. dated 12/31/04, 2.170% due
                            1/3/05; Proceeds at maturity -- $33,400,039; (Fully
                            collateralized by various U.S. Government Agency
                            Obligations and International Bank for Reconstruction &
                            Development, 0.000% to 8.875% due 1/18/05 to 3/11/31;
                            Market value -- $34,062,040) (Cost -- $33,394,000)........  $ 33,394,000
----------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 129.8% (Cost -- $126,457,617*).........   130,233,425
                          Liabilities in Excess of Other Assets -- (29.8)%............   (29,929,095)
----------------------------------------------------------------------------------------------------
                          TOTAL NET ASSETS -- 100.0%..................................  $100,304,330
----------------------------------------------------------------------------------------------------

(a)   Security acquired under mortgage dollar roll agreement.
(b)   Security is traded on a "to-be-announced" basis.
(c)   All or a portion of this security is segregated for open
      forward foreign currency contracts, futures contracts
      commitments and/or to-be-announced ("TBA") securities.
(d)   A portion of this security is held as collateral for open
      futures contracts commitments.
(e)   All ratings are by Standard & Poor's Ratings Service.
(f)   Variable rate security.
(g)   Security is exempt from registration under Rule 144A of the
      Securities Act of 1933. This security may be resold in
      transactions that are exempt from registration, normally to qualified institutional buyers. This security has been
      deemed liquid pursuant to the guidelines approved by the
      Board of Trustees.
(h)   Security is currently in default.
(i)   Security has been deemed illiquid.
(j)   Non-income producing security.
(k)   Security is fair valued in accordance with the procedures
      approved by the Portfolio's Board of Trustees.
(l)   Face amount represents local currency, unless otherwise
      indicated.
(m)   Participation interest was acquired through the financial
      institution indicated parenthetically.
 *    Aggregate cost for federal income tax purposes is
      $126,508,743.

      Abbreviations used in this schedule:
      USD -- U.S. Dollar
      See page 78 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              45

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 98.2%
----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 14.4%
AUTO COMPONENTS -- 0.4%
     400      BorgWarner, Inc. ...........................................    $   21,668
----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.8%
   2,900      Fleetwood Enterprises, Inc. (a).............................        39,034
----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 2.7%
     400      Callaway Golf Co. ..........................................         5,400
   3,000      Hasbro, Inc. ...............................................        58,140
   3,500      Mattel, Inc. ...............................................        68,215
----------------------------------------------------------------------------------------
                                                                                 131,755
----------------------------------------------------------------------------------------
MEDIA -- 8.8%
   2,100      Comcast Corp., Special Class A Shares (a)...................        68,964
   6,200      Liberty Media Corp., Class A Shares (a).....................        68,076
   4,100      News Corp. Inc., Class B Shares.............................        78,720
   4,650      Time Warner Inc. (a)........................................        90,396
   1,500      Viacom Inc., Class B Shares.................................        54,585
   2,500      The Walt Disney Co. ........................................        69,500
----------------------------------------------------------------------------------------
                                                                                 430,241
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.7%
   1,900      The Home Depot, Inc. .......................................        81,206
----------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................       703,904
----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.0%
FOOD & DRUG RETAILING -- 1.0%
   2,525      Safeway Inc. (a)............................................        49,843
----------------------------------------------------------------------------------------
ENERGY -- 4.9%
ENERGY EQUIPMENT & SERVICES -- 1.8%
   2,700      GlobalSantaFe Corp. ........................................        89,397
----------------------------------------------------------------------------------------
OIL & GAS -- 3.1%
   1,000      Anadarko Petroleum Corp. ...................................        64,810
   1,600      ChevronTexaco Corp. ........................................        84,016
     100      Todco, Class A Shares (a)...................................         1,842
----------------------------------------------------------------------------------------
                                                                                 150,668
----------------------------------------------------------------------------------------
              TOTAL ENERGY................................................       240,065
----------------------------------------------------------------------------------------
FINANCIALS -- 19.9%
BANKS -- 2.3%
   1,200      The Bank of New York Co., Inc. .............................        40,104
       7      Mitsubishi Tokyo Financial Group, Inc. .....................        70,865
----------------------------------------------------------------------------------------
                                                                                 110,969
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 7.7%
   1,700      American Express Co. .......................................    $   95,829
   2,100      JPMorgan Chase & Co. .......................................        81,921
   1,800      MBNA Corp. .................................................        50,742
   1,100      Merrill Lynch & Co., Inc. ..................................        65,747
     600      Morgan Stanley..............................................        33,312
   1,000      State Street Corp. .........................................        49,120
----------------------------------------------------------------------------------------
                                                                                 376,671
----------------------------------------------------------------------------------------
INSURANCE -- 9.4%
     900      Ambac Financial Group, Inc. ................................        73,917
   1,100      American International Group, Inc. .........................        72,237
   1,200      The Chubb Corp. ............................................        92,280
     900      The Hartford Financial Services Group, Inc. ................        62,379
   1,000      MGIC Investment Corp. ......................................        68,910
     200      The PMI Group, Inc. ........................................         8,350
   1,500      Radian Group Inc. ..........................................        79,860
----------------------------------------------------------------------------------------
                                                                                 457,933
----------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
   1,900      Digital Realty Trust, Inc. .................................        25,593
----------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................       971,166
----------------------------------------------------------------------------------------
HEALTHCARE -- 13.0%
BIOTECHNOLOGY -- 2.9%
     500      Amgen Inc. (a)..............................................        32,075
  10,300      Aphton Corp. (a)............................................        32,033
   3,416      Enzo Biochem, Inc. (a)......................................        66,510
   4,000      XOMA Ltd. (a)...............................................        10,360
----------------------------------------------------------------------------------------
                                                                                 140,978
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 0.6%
     900      McKesson Corp. .............................................        28,314
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.5%
   2,300      Abbott Laboratories.........................................       107,295
     200      Eli Lilly and Co. ..........................................        11,350
   1,600      GlaxoSmithKline PLC, ADR....................................        75,824
   1,700      Johnson & Johnson...........................................       107,814
   2,500      Pfizer Inc. ................................................        67,225
   2,200      Wyeth.......................................................        93,698
----------------------------------------------------------------------------------------
                                                                                 463,206
----------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................       632,498
----------------------------------------------------------------------------------------
INDUSTRIALS -- 7.0%
AEROSPACE & DEFENSE -- 2.5%
     800      The Boeing Co. .............................................        41,416
   2,100      Raytheon Co. ...............................................        81,543
----------------------------------------------------------------------------------------
                                                                                 122,959
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              47

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
AIRLINES -- 1.5%
   4,400      Southwest Airlines Co. .....................................    $   71,632
----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.5%
     600      Chicago Bridge & Iron Co. N.V., NY Shares...................        24,000
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.1%
    1400      Honeywell International Inc. ...............................        49,574
     700      Hutchison Whampoa Ltd. .....................................         6,552
----------------------------------------------------------------------------------------
                                                                                  56,126
----------------------------------------------------------------------------------------
MACHINERY -- 1.4%
     700      Caterpillar Inc. ...........................................        68,257
----------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................       342,974
----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 20.7%
COMMUNICATIONS EQUIPMENT -- 4.5%
  18,500      Lucent Technologies Inc. (a)................................        69,560
   4,400      Motorola, Inc. .............................................        75,680
   4,700      Nokia Oyj, Sponsored ADR....................................        73,649
----------------------------------------------------------------------------------------
                                                                                 218,889
----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.9%
   1,400      Electronics for Imaging, Inc. (a)...........................        24,374
     700      International Business Machines Corp. ......................        69,006
     600      Socket Communications, Inc. (a).............................         1,194
----------------------------------------------------------------------------------------
                                                                                  94,574
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.2%
   2,800      Agilent Technologies, Inc. (a)..............................        67,480
     600      Maxwell Technologies, Inc. (a)..............................         6,084
     300      PerkinElmer, Inc. ..........................................         6,747
  13,300      Solectron Corp. (a).........................................        70,889
     200      Thermo Electron Corp. (a)...................................         6,038
----------------------------------------------------------------------------------------
                                                                                 157,238
----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.9%
     300      IAC/InterActiveCorp (a).....................................         8,286
   5,200      RealNetworks, Inc. (a)......................................        34,424
----------------------------------------------------------------------------------------
                                                                                  42,710
----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.4%
   2,100      SunGard Data Systems Inc. (a)...............................        59,493
     700      Unisys Corp. (a)............................................         7,126
----------------------------------------------------------------------------------------
                                                                                  66,619
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.8%
   3,200      IKON Office Solutions, Inc. ................................    $   36,992
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.9%
   1,400      Applied Materials, Inc. (a).................................        23,940
   3,100      Intel Corp. ................................................        72,509
     600      Novellus Systems, Inc. (a)..................................        16,734
     100      Samsung Electronics Co., Ltd. GDR (b).......................        21,900
   7,757      Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored
              ADR.........................................................        65,857
   3,600      Texas Instruments Inc. .....................................        88,632
----------------------------------------------------------------------------------------
                                                                                 289,572
----------------------------------------------------------------------------------------
SOFTWARE -- 2.1%
     400      Actuate Corp. (a)...........................................         1,020
   5,100      Micromuse Inc. (a)..........................................        28,305
   2,700      Microsoft Corp. ............................................        72,117
----------------------------------------------------------------------------------------
                                                                                 101,442
----------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................     1,008,036
----------------------------------------------------------------------------------------
MATERIALS -- 10.9%
CHEMICALS -- 3.4%
     300      Cabot Corp. ................................................        11,604
   1,800      The Dow Chemical Co. .......................................        89,118
   2,100      Engelhard Corp. ............................................        64,407
----------------------------------------------------------------------------------------
                                                                                 165,129
----------------------------------------------------------------------------------------
METALS & MINING -- 4.5%
   2,200      Alcoa Inc. .................................................        69,124
   1,100      Allegheny Technologies Inc. ................................        23,837
   1,100      Brush Engineered Materials, Inc. (a)........................        20,350
   1,700      Newmont Mining Corp. .......................................        75,497
   1,400      RTI International Metals, Inc. (a)..........................        28,756
   1,000      WGI Heavy Minerals, Inc. (a)................................         4,156
----------------------------------------------------------------------------------------
                                                                                 221,720
----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 3.0%
   1,900      Georgia-Pacific Corp. ......................................        71,212
   1,100      Weyerhaeuser Co. ...........................................        73,942
----------------------------------------------------------------------------------------
                                                                                 145,154
----------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................       532,003
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.8%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.0%
     700      Hutchison Telecommunications International Ltd. (a).........           635
   3,000      Nippon Telegraph and Telephone Corp., ADR...................        67,650
   3,000      SBC Communications Inc. ....................................        77,310
----------------------------------------------------------------------------------------
                                                                                 145,595
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              49

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
   3,300      Vodafone Group PLC, Sponsored ADR...........................    $   90,354
----------------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES............................       235,949
----------------------------------------------------------------------------------------
UTILITIES -- 1.6%
ELECTRIC UTILITIES -- 0.2%
   2,200      Calpine Corp. (a)...........................................         8,668
----------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.4%
   4,300      The Williams Cos., Inc. ....................................        70,047
----------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................        78,715
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $4,135,504)........................................     4,795,153
----------------------------------------------------------------------------------------

  FACE
 AMOUNT
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
$104,000      Morgan Stanley dated 12/31/04, 2.180% due 1/3/05; Proceeds at maturity -- $104,019;
                (Fully collateralized by various Federal Home Loan Bank
                Bonds, 1.400% to 6.300% due 4/1/05 to 2/7/28; Market
                value -- $107,080) (Cost -- $104,000).....................       104,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.3% (Cost -- $4,239,504*)...........     4,899,153
              Liabilities in Excess of Other Assets -- (0.3%).............       (15,802)
----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................    $4,883,351
----------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b)  Security is exempt from registration under Rule 144A of the
     Securities Act of 1933. This security may be resold in
     transactions that are exempt from registration, normally to qualified institutional buyers. This security has been
     deemed liquid pursuant to the guidelines approved by the
     Board of Trustees.
*    Aggregate cost for federal income tax purposes is
     $4,262,329.

     Abbreviations used in this schedule:
     ADR -- American Depositary Receipt
     GDR -- Global Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
-----------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.6%
AUTO COMPONENTS -- 0.2%
     10,483      Cooper Tire & Rubber Co. ...................................    $      225,909
     21,235      Dana Corp. .................................................           368,003
     78,834      Delphi Corp. ...............................................           711,083
     24,472      The Goodyear Tire & Rubber Co. (a)..........................           358,760
     26,483      Johnson Controls, Inc. .....................................         1,680,082
     18,559      Visteon Corp. ..............................................           181,321
-----------------------------------------------------------------------------------------------
                                                                                      3,525,158
-----------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.6%
    257,623      Ford Motor Co. .............................................         3,771,601
     78,891      General Motors Corp. .......................................         3,160,373
     42,611      Harley-Davidson, Inc. ......................................         2,588,618
-----------------------------------------------------------------------------------------------
                                                                                      9,520,592
-----------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
     88,469      Carnival Corp. .............................................         5,098,468
     23,150      Darden Restaurants, Inc. ...................................           642,181
     15,532      Harrah's Entertainment, Inc. ...............................         1,038,935
     53,056      Hilton Hotels Corp. ........................................         1,206,493
     48,816      International Game Technology...............................         1,678,294
     32,340      Marriott International, Inc., Class A Shares................         2,036,773
    177,451      McDonald's Corp. (b)........................................         5,689,079
     55,667      Starbucks Corp. (a).........................................         3,471,394
     28,521      Starwood Hotels & Resorts Worldwide, Inc. ..................         1,665,626
     15,961      Wendy's International, Inc. ................................           626,629
     41,460      Yum! Brands, Inc. ..........................................         1,956,083
-----------------------------------------------------------------------------------------------
                                                                                     25,109,955
-----------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
     10,951      The Black & Decker Corp. ...................................           967,302
     17,426      Centex Corp. ...............................................         1,038,241
     20,476      Fortune Brands, Inc. .......................................         1,580,338
      6,598      KB Home.....................................................           688,831
     26,815      Leggett & Platt, Inc. ......................................           762,350
     11,207      Maytag Corp. ...............................................           236,468
     38,672      Newell Rubbermaid Inc. .....................................           935,476
     17,650      Pulte Homes, Inc. ..........................................         1,126,070
      8,270      Snap-on Inc. ...............................................           284,157
     11,492      The Stanley Works...........................................           562,993
      9,787      Whirlpool Corp. ............................................           677,358
-----------------------------------------------------------------------------------------------
                                                                                      8,859,584
-----------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.7%
     93,008      eBay Inc. (a)...............................................        10,814,970
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              51

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
     13,060      Brunswick Corp. ............................................    $      646,470
     40,336      Eastman Kodak Co. ..........................................         1,300,836
     24,713      Hasbro, Inc. ...............................................           478,938
     60,692      Mattel, Inc. ...............................................         1,182,887
-----------------------------------------------------------------------------------------------
                                                                                      3,609,131
-----------------------------------------------------------------------------------------------
MEDIA -- 3.9%
     86,685      Clear Channel Communications, Inc. .........................         2,903,081
    316,125      Comcast Corp., Class A Shares (a)...........................        10,520,640
     11,366      Dow Jones & Co., Inc. ......................................           489,420
     38,036      Gannett Co., Inc. ..........................................         3,107,541
     58,421      The Interpublic Group of Cos., Inc. (a).....................           782,841
     11,291      Knight-Ridder, Inc. ........................................           755,820
     26,919      The McGraw Hill Cos., Inc. .................................         2,464,165
      6,912      Meredith Corp. .............................................           374,630
    372,050      News Corp., Class A Shares..................................         6,942,453
     21,205      The New York Times Co., Class A Shares......................           865,164
     26,770      Omnicom Group Inc. .........................................         2,257,246
    640,243      Time Warner Inc. (a)........................................        12,446,324
     46,404      Tribune Co. ................................................         1,955,465
     45,345      Univision Communications Inc., Class A Shares (a)...........         1,327,248
    245,769      Viacom Inc., Class B Shares.................................         8,943,534
    287,898      The Walt Disney Co. ........................................         8,003,564
-----------------------------------------------------------------------------------------------
                                                                                     64,139,136
-----------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.2%
     16,836      Big Lots, Inc. (a)..........................................           204,221
     64,375      Costco Wholesale Corp. .....................................         3,116,394
     11,434      Dillard's, Inc., Class A Shares.............................           307,232
     47,510      Dollar General Corp. .......................................           986,783
     24,060      Family Dollar Stores, Inc. .................................           751,394
     25,412      Federated Department Stores, Inc. ..........................         1,468,559
     38,437      J.C. Penney Co., Inc. ......................................         1,591,292
     47,744      Kohl's Corp. (a)............................................         2,347,572
     40,708      The May Department Stores Co. ..............................         1,196,815
     19,179      Nordstrom, Inc. ............................................           896,235
     31,241      Sears Roebuck & Co. ........................................         1,594,228
    128,161      Target Corp. ...............................................         6,655,401
    595,853      Wal-Mart Stores, Inc. ......................................        31,472,955
-----------------------------------------------------------------------------------------------
                                                                                     52,589,081
-----------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.3%
     38,491      AutoNation, Inc. (a)........................................           739,412
     12,242      AutoZone, Inc. (a)..........................................         1,117,817
     41,867      Bed Bath & Beyond Inc. (a)..................................         1,667,563
     45,710      Best Buy Co., Inc. .........................................         2,716,088
     29,943      Circuit City Stores, Inc. ..................................           468,309
    126,129      The Gap, Inc. ..............................................         2,663,844
    313,875      The Home Depot, Inc. .......................................        13,415,018

                       SEE NOTES TO FINANCIAL STATEMENTS.

52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.3% (CONTINUED)
     56,589      Limited Brands..............................................    $    1,302,679
    110,585      Lowe's Cos., Inc. ..........................................         6,368,590
     43,487      Office Depot, Inc. (a)......................................           754,934
     13,520      OfficeMax Inc. .............................................           424,258
     22,906      RadioShack Corp. ...........................................           753,149
     20,337      The Sherwin-Williams Co. ...................................           907,640
     70,256      Staples, Inc. ..............................................         2,368,330
     20,608      Tiffany & Co. ..............................................           658,838
     70,994      The TJX Cos., Inc. .........................................         1,784,079
     29,522      Toys "R" Us, Inc. (a).......................................           604,315
-----------------------------------------------------------------------------------------------
                                                                                     38,714,863
-----------------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.5%
     26,245      Coach, Inc. (a).............................................         1,480,218
     17,725      Jones Apparel Group, Inc. ..................................           648,203
     15,493      Liz Claiborne, Inc. ........................................           653,960
     37,017      NIKE, Inc., Class B Shares..................................         3,357,072
      8,295      Reebok International Ltd. ..................................           364,980
     15,313      V.F. Corp. .................................................           848,034
-----------------------------------------------------------------------------------------------
                                                                                      7,352,467
-----------------------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY................................       224,234,937
-----------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.0%
BEVERAGES -- 2.2%
      5,134      Adolph Coors Co., Class B Shares............................           388,490
    114,388      Anheuser-Busch Co., Inc. ...................................         5,802,903
     17,082      Brown-Forman Corp., Class B Shares..........................           831,552
    343,528      The Coca-Cola Co. ..........................................        14,301,071
     64,450      Coca-Cola Enterprises Inc. .................................         1,343,782
     36,588      Pepsi Bottling Group, Inc. .................................           989,340
    240,283      PepsiCo, Inc. ..............................................        12,542,773
-----------------------------------------------------------------------------------------------
                                                                                     36,199,911
-----------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 1.0%
     51,395      Albertson's, Inc. ..........................................         1,227,313
     55,545      CVS Corp. ..................................................         2,503,413
    104,941      The Kroger Co. (a)..........................................         1,840,665
     62,064      Safeway Inc. (a)............................................         1,225,143
     19,048      SUPERVALU Inc. .............................................           657,537
     90,527      Sysco Corp. ................................................         3,455,416
    144,056      Walgreen Co. ...............................................         5,527,429
-----------------------------------------------------------------------------------------------
                                                                                     16,436,916
-----------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2%
     90,643      Archer-Daniels-Midland Co. .................................         2,022,245
     57,848      Campbell Soup Co. ..........................................         1,729,077
     75,306      ConAgra Foods, Inc. ........................................         2,217,762
     52,820      General Mills, Inc. ........................................         2,625,682

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              53

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2% (CONTINUED)
     49,439      H.J. Heinz Co. .............................................    $    1,927,627
     36,678      Hershey Foods Corp. ........................................         2,037,096
     57,965      Kellogg Co. ................................................         2,588,717
     19,504      McCormick & Co., Inc. ......................................           752,854
    111,131      Sara Lee Corp. .............................................         2,682,702
     31,597      Wm. Wrigley Jr. Co. ........................................         2,186,196
-----------------------------------------------------------------------------------------------
                                                                                     20,769,958
-----------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.8%
     20,973      The Clorox Co. .............................................         1,235,939
     74,752      Colgate-Palmolive Co. ......................................         3,824,312
     70,544      Kimberly-Clark Corp. .......................................         4,642,501
    356,531      The Procter & Gamble Co. ...................................        19,637,727
-----------------------------------------------------------------------------------------------
                                                                                     29,340,479
-----------------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
     12,806      Alberto-Culver Co. .........................................           621,987
     66,058      Avon Products, Inc. ........................................         2,556,445
    141,345      The Gillette Co. ...........................................         6,329,429
-----------------------------------------------------------------------------------------------
                                                                                      9,507,861
-----------------------------------------------------------------------------------------------
TOBACCO -- 1.2%
    287,547      Altria Group, Inc. .........................................        17,569,122
     21,575      Reynolds American Inc. .....................................         1,695,795
     23,460      UST Inc. ...................................................         1,128,661
-----------------------------------------------------------------------------------------------
                                                                                     20,393,578
-----------------------------------------------------------------------------------------------
                 TOTAL CONSUMER STAPLES......................................       132,648,703
-----------------------------------------------------------------------------------------------
ENERGY -- 6.7%
ENERGY EQUIPMENT & SERVICES -- 0.9%
     46,988      Baker Hughes Inc. ..........................................         2,004,978
     22,320      BJ Services Co. ............................................         1,038,773
     61,555      Halliburton Co. ............................................         2,415,418
     20,631      Nabors Industries, Ltd. (a).................................         1,058,164
     18,860      Noble Corp. (a).............................................           938,096
     14,798      Rowan Cos., Inc. (a)........................................           383,268
     82,698      Schlumberger Ltd. ..........................................         5,536,631
     44,740      Transocean Inc. (a).........................................         1,896,529
-----------------------------------------------------------------------------------------------
                                                                                     15,271,857
-----------------------------------------------------------------------------------------------
OIL & GAS -- 5.8%
     12,594      Amerada Hess Corp. .........................................         1,037,494
     35,480      Anadarko Petroleum Corp. ...................................         2,299,459
     45,509      Apache Corp. ...............................................         2,301,390
      9,710      Ashland, Inc. ..............................................           566,870
     55,442      Burlington Resources, Inc. .................................         2,411,727
    300,804      ChevronTexaco Corp. ........................................        15,795,218
     96,220      ConocoPhillips..............................................         8,354,783
     65,140      Devon Energy Corp. .........................................         2,535,249

                       SEE NOTES TO FINANCIAL STATEMENTS.

54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
OIL & GAS -- 5.8% (CONTINUED)
     16,190      EOG Resources, Inc. ........................................    $    1,155,318
    912,779      Exxon Mobil Corp. ..........................................        46,789,052
     22,147      Kerr-McGee Corp. ...........................................         1,279,875
     47,619      Marathon Oil Corp. .........................................         1,790,951
     54,479      Occidental Petroleum Corp. .................................         3,179,394
     10,888      Sunoco, Inc. ...............................................           889,658
     36,413      Unocal Corp. ...............................................         1,574,498
     35,856      Valero Energy Corp. ........................................         1,627,862
     37,254      XTO Energy, Inc. ...........................................         1,318,047
-----------------------------------------------------------------------------------------------
                                                                                     94,906,845
-----------------------------------------------------------------------------------------------
                 TOTAL ENERGY................................................       110,178,702
-----------------------------------------------------------------------------------------------
FINANCIALS -- 19.9%
BANKS -- 6.7%
     49,468      AmSouth Bancorp. ...........................................         1,281,221
    574,194      Bank of America Corp. ......................................        26,981,376
    108,818      The Bank of New York Co., Inc. .............................         3,636,698
     76,794      BB&T Corp. .................................................         3,229,188
     24,516      Comerica Inc. ..............................................         1,495,966
     17,238      Compass Bancshares, Inc. ...................................           838,973
     79,451      Fifth Third Bancorp.........................................         3,756,443
     17,558      First Horizon National Corp. ...............................           756,925
     42,692      Golden West Financial Corp. ................................         2,622,143
     31,910      Huntington Bancshares Inc. .................................           790,730
     59,009      KeyCorp.....................................................         2,000,405
     16,756      M&T Bank Corp. .............................................         1,806,967
     31,979      Marshall & Ilsley Corp. ....................................         1,413,472
     60,663      Mellon Financial Corp. .....................................         1,887,226
     95,457      National City Corp. ........................................         3,584,410
     63,857      North Fork Bancorp., Inc. ..................................         1,842,274
     30,900      Northern Trust Corp. .......................................         1,501,122
     38,999      PNC Financial Services Group................................         2,240,103
     65,135      Regions Financial Corp. ....................................         2,318,155
     42,847      Sovereign Bancorp, Inc. ....................................           966,200
     51,410      SunTrust Banks, Inc. .......................................         3,798,171
     42,413      Synovus Financial Corp. ....................................         1,212,164
    269,876      U.S. Bancorp................................................         8,452,516
    226,197      Wachovia Corp. .............................................        11,897,962
    126,525      Washington Mutual, Inc. ....................................         5,349,477
    237,868      Wells Fargo & Co. ..........................................        14,783,496
     12,687      Zions Bancorp...............................................           863,097
-----------------------------------------------------------------------------------------------
                                                                                    111,306,880
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.5%
    180,683      American Express Co. .......................................        10,185,101
     14,491      The Bear Stearns Cos. Inc. .................................         1,482,574
     32,352      Capital One Financial Corp. ................................         2,724,362
    191,208      The Charles Schwab Corp. ...................................         2,286,848

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              55

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.5% (CONTINUED)
     31,040      CIT Group Inc. .............................................    $    1,422,253
    723,843      Citigroup, Inc. (b)+........................................        34,874,756
     77,796      Countrywide Financial Corp. ................................         2,879,230
     51,745      E*TRADE Financial Corp. (a).................................           773,588
    136,615      Fannie Mae..................................................         9,728,354
     15,035      Federated Investors, Inc., Class B Shares...................           457,064
     35,086      Franklin Resources, Inc. ...................................         2,443,740
     96,710      Freddie Mac.................................................         7,127,527
     67,948      The Goldman Sachs Group, Inc. ..............................         7,069,310
    496,611      JPMorgan Chase & Co. .......................................        19,372,795
     33,792      Janus Capital Group, Inc. ..................................           568,044
     38,879      Lehman Brothers Holdings Inc. ..............................         3,401,135
    179,765      MBNA Corp. .................................................         5,067,575
    131,513      Merrill Lynch & Co., Inc. ..................................         7,860,532
     20,842      Moody's Corp. ..............................................         1,810,128
    154,088      Morgan Stanley..............................................         8,554,966
     45,285      Principal Financial Group, Inc. ............................         1,853,968
     40,457      Providian Financial Corp. (a)...............................           666,327
     63,540      SLM Corp. ..................................................         3,392,401
     47,135      State Street Corp. .........................................         2,315,271
     17,655      T. Rowe Price Group Inc. ...................................         1,098,141
-----------------------------------------------------------------------------------------------
                                                                                    139,415,990
-----------------------------------------------------------------------------------------------
INSURANCE -- 4.2%
     39,123      ACE Ltd. ...................................................         1,672,508
     72,081      AFLAC, Inc. ................................................         2,871,707
     98,851      Allstate Corp. .............................................         5,112,574
     14,926      Ambac Financial Group, Inc. ................................         1,225,872
    366,561      American International Group, Inc. .........................        24,072,061
     44,171      Aon Corp. ..................................................         1,053,920
     26,437      The Chubb Corp. ............................................         2,033,005
     23,599      Cincinnati Financial Corp. .................................         1,044,492
     40,901      The Hartford Financial Services Group, Inc. ................         2,834,848
     19,770      Jefferson-Pilot Corp. ......................................         1,027,249
     24,902      Lincoln National Corp. .....................................         1,162,425
     26,088      Loews Corp. ................................................         1,833,986
     74,412      Marsh & McLennan Cos., Inc. ................................         2,448,155
     20,181      MBIA Inc. ..................................................         1,277,054
    107,028      MetLife, Inc. ..............................................         4,335,704
     13,898      MGIC Investment Corp. ......................................           957,711
     28,306      The Progressive Corp. ......................................         2,401,481
     76,000      Prudential Financial, Inc. .................................         4,176,960
     19,460      SAFECO Corp. ...............................................         1,016,590
     93,176      The St. Paul Travelers Cos., Inc. ..........................         3,454,034
     15,889      Torchmark Corp. ............................................           907,897
     41,502      UnumProvident Corp. ........................................           744,546
     19,367      XL Capital Ltd., Class A Shares.............................         1,503,848
-----------------------------------------------------------------------------------------------
                                                                                     69,168,627
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

56

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
     13,159      Apartment Investment and Management Co., Class A Shares.....    $      507,148
     27,491      Archstone-Smith Trust.......................................         1,052,905
     56,087      Equity Office Properties Trust..............................         1,633,253
     39,234      Equity Residential..........................................         1,419,486
     25,781      Plum Creek Timber Co., Inc. ................................           991,022
     25,244      ProLogis....................................................         1,093,823
     28,597      Simon Property Group, Inc. .................................         1,849,368
-----------------------------------------------------------------------------------------------
                                                                                      8,547,005
-----------------------------------------------------------------------------------------------
                 TOTAL FINANCIALS............................................       328,438,502
-----------------------------------------------------------------------------------------------
HEALTHCARE -- 12.1%
BIOTECHNOLOGY -- 1.2%
    181,172      Amgen Inc. (a)..............................................        11,622,184
     46,079      Biogen Idec Inc. (a)........................................         3,069,322
     26,210      Chiron Corp. (a)............................................           873,579
     31,628      Genzyme Corp. (a)...........................................         1,836,638
     60,756      Gilead Sciences, Inc. (a)...................................         2,125,852
     34,903      MedImmune, Inc. (a).........................................           946,220
-----------------------------------------------------------------------------------------------
                                                                                     20,473,795
-----------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 2.1%
     29,344      Applera Corp. -- Applied Biosystems Group...................           613,583
      7,368      Bausch & Lomb, Inc. ........................................           474,941
     85,901      Baxter International, Inc. .................................         2,967,021
     35,402      Becton Dickinson & Co. .....................................         2,010,834
     36,066      Biomet, Inc. ...............................................         1,564,904
    115,019      Boston Scientific Corp. (a).................................         4,088,925
     14,570      C.R. Bard, Inc. ............................................           932,189
     15,837      Fisher Scientific International Inc. (a)....................           987,912
     43,800      Guidant Corp. ..............................................         3,157,980
     33,840      IMS Health Inc. ............................................           785,426
    170,315      Medtronic, Inc. ............................................         8,459,546
      6,927      Millipore Corp. (a).........................................           345,034
     48,450      St. Jude Medical, Inc. (a)..................................         2,031,508
     55,942      Stryker Corp. ..............................................         2,699,202
     34,022      Zimmer Holdings, Inc. (a)...................................         2,725,843
-----------------------------------------------------------------------------------------------
                                                                                     33,844,848
-----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 2.1%
     21,611      Aetna, Inc. ................................................         2,695,972
     15,858      AmerisourceBergen Corp. ....................................           930,547
     61,185      Cardinal Health, Inc. ......................................         3,557,908
     62,843      Caremark Rx, Inc. (a).......................................         2,477,899
     19,714      CIGNA Corp. ................................................         1,608,071
     10,843      Express Scripts, Inc. (a)...................................           828,839
     60,571      HCA Inc. ...................................................         2,420,417
     34,324      Health Management Associates, Inc., Class A Shares..........           779,841
     22,368      Humana, Inc. (a)............................................           664,106

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              57

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 2.1% (CONTINUED)
     21,071      Laboratory Corp. of America Holdings (a)....................    $    1,049,757
     12,398      Manor Care, Inc. ...........................................           439,261
     41,075      McKesson Corp. .............................................         1,292,220
     14,539      Quest Diagnostics Inc. .....................................         1,389,201
     65,914      Tenet Healthcare Corp. (a)..................................           723,736
     95,987      UnitedHealth Group Inc. ....................................         8,449,736
     41,126      WellPoint Inc. (a)..........................................         4,729,490
-----------------------------------------------------------------------------------------------
                                                                                     34,037,001
-----------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.7%
    219,895      Abbott Laboratories.........................................        10,258,102
     18,473      Allergan, Inc. .............................................         1,497,606
    272,830      Bristol-Myers Squibb Co. ...................................         6,989,905
    157,891      Eli Lilly and Co. ..........................................         8,960,314
     51,593      Forest Laboratories, Inc. (a)...............................         2,314,462
     20,995      Hospira, Inc. (a)...........................................           703,332
    416,981      Johnson & Johnson...........................................        26,444,935
     34,103      King Pharmaceuticals, Inc. (a)..............................           422,877
     38,159      Medco Health Solutions, Inc. (a)............................         1,587,414
    312,474      Merck & Co., Inc. ..........................................        10,042,914
     37,625      Mylan Laboratories Inc. ....................................           665,210
  1,063,158      Pfizer Inc. ................................................        28,588,319
    206,757      Schering-Plough Corp. ......................................         4,317,086
     15,113      Watson Pharmaceuticals, Inc. (a)............................           495,858
    187,269      Wyeth.......................................................         7,975,787
-----------------------------------------------------------------------------------------------
                                                                                    111,264,121
-----------------------------------------------------------------------------------------------
                 TOTAL HEALTHCARE............................................       199,619,765
-----------------------------------------------------------------------------------------------
INDUSTRIALS -- 12.1%
AEROSPACE & DEFENSE -- 1.7%
    118,295      The Boeing Co. .............................................         6,124,132
     27,865      General Dynamics Corp. .....................................         2,914,679
     16,487      Goodrich Corp. .............................................           538,136
     15,171      L-3 Communications Holdings, Inc. ..........................         1,111,124
     63,510      Lockheed Martin Corp. ......................................         3,527,981
     52,528      Northrop Grumman Corp. .....................................         2,855,422
     58,316      Raytheon Co. ...............................................         2,264,410
     24,894      Rockwell Collins, Inc. .....................................           981,819
     72,474      United Technologies Corp. ..................................         7,490,188
-----------------------------------------------------------------------------------------------
                                                                                     27,807,891
-----------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 1.1%
     42,008      FedEx Corp. ................................................         4,137,368
      9,142      Ryder Systems, Inc. ........................................           436,713
    158,708      United Parcel Service, Inc., Class B Shares.................        13,563,186
-----------------------------------------------------------------------------------------------
                                                                                     18,137,267
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

58

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
     16,863      Delta Air Lines, Inc. (a)...................................    $      126,135
    111,120      Southwest Airlines Co. .....................................         1,809,034
-----------------------------------------------------------------------------------------------
                                                                                      1,935,169
-----------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
     30,513      American Standard Cos. Inc. (a).............................         1,260,797
     63,613      Masco Corp. ................................................         2,323,783
-----------------------------------------------------------------------------------------------
                                                                                      3,584,580
-----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
     45,484      Allied Waste Industries, Inc. (a)...........................           422,092
     24,789      Apollo Group, Inc., Class A Shares (a)......................         2,000,720
     82,879      Automatic Data Processing Inc. .............................         3,675,684
     15,479      Avery Dennison Corp. .......................................           928,276
    141,627      Cendant Corp. ..............................................         3,311,239
     24,148      Cintas Corp. ...............................................         1,059,131
     19,648      Convergys Corp. (a).........................................           294,524
     19,346      Equifax, Inc. ..............................................           543,623
    124,638      First Data Corp. ...........................................         5,302,101
     27,432      Fiserv, Inc. (a)............................................         1,102,492
     25,052      H&R Block, Inc. ............................................         1,227,548
     15,714      Monster Worldwide, Inc. (a).................................           528,619
     52,889      Paychex, Inc. ..............................................         1,802,457
     32,787      Pitney Bowes, Inc. .........................................         1,517,382
     30,212      R.R. Donnelley & Sons Co. ..................................         1,066,181
     24,008      Robert Half International Inc. .............................           706,555
     19,958      Sabre Holdings Corp., Class A Shares........................           442,269
     80,910      Waste Management, Inc. .....................................         2,422,445
-----------------------------------------------------------------------------------------------
                                                                                     28,353,338
-----------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.0%
     11,433      Fluor Corp. ................................................           623,213
-----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
     27,498      American Power Conversion Corp. ............................           588,457
     12,819      Cooper Industries, Ltd., Class A Shares.....................           870,282
     59,359      Emerson Electric Co. .......................................         4,161,066
     12,477      Power-One, Inc. (a).........................................           111,295
     26,454      Rockwell Automation, Inc. ..................................         1,310,796
-----------------------------------------------------------------------------------------------
                                                                                      7,041,896
-----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.8%
    110,074      3M Co. .....................................................         9,033,773
  1,481,841      General Electric Co. .......................................        54,087,196
    120,585      Honeywell International Inc. ...............................         4,269,915
     19,311      Textron, Inc. ..............................................         1,425,152
    280,986      Tyco International Ltd. ....................................        10,042,440
-----------------------------------------------------------------------------------------------
                                                                                     78,858,476
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              59

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
MACHINERY -- 1.5%
     48,764      Caterpillar Inc. ...........................................    $    4,754,978
      5,925      Cummins Inc. ...............................................           496,456
     43,334      Danaher Corp. ..............................................         2,487,805
     34,168      Deere & Co. ................................................         2,542,099
     28,605      Dover Corp. ................................................         1,199,694
     21,401      Eaton Corp. ................................................         1,548,576
     43,296      Illinois Tool Works, Inc. ..................................         4,012,673
     24,697      Ingersoll-Rand Co. Ltd., Class A Shares.....................         1,983,169
     12,933      ITT Industries, Inc. .......................................         1,092,192
      9,703      Navistar International Corp. (a)............................           426,738
     24,495      PACCAR Inc. ................................................         1,971,358
     17,378      Pall Corp. .................................................           503,093
     16,691      Parker-Hannifin Corp. ......................................         1,264,176
-----------------------------------------------------------------------------------------------
                                                                                     24,283,007
-----------------------------------------------------------------------------------------------
ROAD & RAIL -- 0.5%
     52,492      Burlington Northern Santa Fe Corp. .........................         2,483,397
     30,262      CSX Corp. ..................................................         1,212,901
     55,151      Norfolk Southern Corp. .....................................         1,995,915
     36,382      Union Pacific Corp. ........................................         2,446,690
-----------------------------------------------------------------------------------------------
                                                                                      8,138,903
-----------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
     24,314      Genuine Parts Co. ..........................................         1,071,275
     12,689      W.W. Grainger, Inc. ........................................           845,341
-----------------------------------------------------------------------------------------------
                                                                                      1,916,616
-----------------------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS...........................................       200,680,356
-----------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 14.8%
COMMUNICATIONS EQUIPMENT -- 2.6%
    110,730      ADC Telecommunications, Inc. (a)............................           296,756
     22,357      Andrew Corp. (a)............................................           304,726
     59,604      Avaya Inc. (a)..............................................         1,025,189
     82,548      CIENA Corp. (a).............................................           275,710
    951,888      Cisco Systems, Inc. (a).....................................        18,371,438
     27,168      Comverse Technology, Inc. (a)...............................           664,258
    189,797      Corning, Inc. (a)...........................................         2,233,911
    199,579      JDS Uniphase Corp. (a)......................................           632,665
    597,932      Lucent Technologies Inc. (a)................................         2,248,224
    329,121      Motorola, Inc. .............................................         5,660,881
    226,328      QUALCOMM, Inc. .............................................         9,596,307
     21,276      Scientific-Atlanta, Inc. ...................................           702,321
     65,035      Tellabs, Inc. (a)...........................................           558,651
-----------------------------------------------------------------------------------------------
                                                                                     42,571,037
-----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.8%
     52,189      Apple Computer, Inc. (a)....................................         3,360,972
    350,604      Dell Inc. (a)...............................................        14,774,453

                       SEE NOTES TO FINANCIAL STATEMENTS.

60

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.8% (CONTINUED)
    339,679      EMC Corp. (a)...............................................    $    5,051,027
     52,439      Gateway, Inc. (a)...........................................           315,158
    428,643      Hewlett-Packard Co. ........................................         8,988,644
    234,968      International Business Machines Corp. (b)...................        23,163,145
     17,987      Lexmark International, Inc., Class A Shares (a).............         1,528,895
     13,303      NCR Corp. (a)...............................................           920,967
     48,437      Network Appliance, Inc. (a).................................         1,609,077
     22,656      NVIDIA Corp. (a)............................................           533,775
    460,451      Sun Microsystems, Inc. (a)..................................         2,477,226
-----------------------------------------------------------------------------------------------
                                                                                     62,723,339
-----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
     66,654      Agilent Technologies, Inc. (a)..............................         1,606,361
     42,442      Broadcom Corp., Class A Shares (a)..........................         1,370,028
     28,232      Jabil Circuit, Inc. (a).....................................           722,175
     26,727      Molex, Inc. ................................................           801,810
     17,917      PerkinElmer, Inc. ..........................................           402,953
     72,905      Sanmina-SCI Corp. (a).......................................           617,505
    134,559      Solectron Corp. (a).........................................           717,199
     32,739      Symbol Technologies, Inc. ..................................           566,385
     11,705      Tektronix, Inc. ............................................           353,608
     23,166      Thermo Electron Corp. (a)...................................           699,382
     16,906      Waters Corp. (a)............................................           791,032
-----------------------------------------------------------------------------------------------
                                                                                      8,648,438
-----------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.4%
    186,705      Yahoo! Inc. (a).............................................         7,035,044
-----------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 0.4%
     19,023      Affiliated Computer Services, Inc., Class A Shares (a)......         1,144,994
     26,469      Computer Sciences Corp. (a).................................         1,492,058
     70,267      Electronic Data Systems Corp. ..............................         1,623,168
     40,384      SunGard Data Systems Inc. (a)...............................         1,144,079
     46,667      Unisys Corp. (a)............................................           475,070
-----------------------------------------------------------------------------------------------
                                                                                      5,879,369
-----------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
    115,003      Xerox Corp. (a).............................................         1,956,201
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8%
     48,853      Advanced Micro Devices, Inc. (a)............................         1,075,743
     53,211      Altera Corp. (a)............................................         1,101,468
     52,405      Analog Devices, Inc. .......................................         1,934,793
    236,490      Applied Materials, Inc. (a).................................         4,043,979
     43,435      Applied Micro Circuits Corp. (a)............................           182,861
     52,606      Freescale Semiconductor Inc., Class B Shares (a)............           965,846
    910,986      Intel Corp. ................................................        21,307,963
     27,495      KLA-Tencor Corp. (a)........................................         1,280,717
     43,970      Linear Technology Corp. ....................................         1,704,277
     54,235      LSI Logic Corp. (a).........................................           297,208

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              61

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8% (CONTINUED)
     46,246      Maxim Integrated Products, Inc. ............................    $    1,960,368
     85,817      Micron Technology, Inc. (a).................................         1,059,840
     49,671      National Semiconductor Corp. (a)............................           891,594
     21,379      Novellus Systems, Inc. (a)..................................           596,260
     24,071      PMC-Sierra, Inc. (a)........................................           270,799
     13,131      QLogic Corp. (a)............................................           482,302
     26,747      Teradyne, Inc. (a)..........................................           456,571
    243,724      Texas Instruments Inc. .....................................         6,000,485
     48,283      Xilinx, Inc. ...............................................         1,431,591
-----------------------------------------------------------------------------------------------
                                                                                     47,044,665
-----------------------------------------------------------------------------------------------
SOFTWARE -- 4.2%
     33,653      Adobe Systems, Inc. ........................................         2,111,389
     31,574      Autodesk, Inc. .............................................         1,198,233
     31,357      BMC Software, Inc. (a)......................................           583,240
     23,062      Citrix Systems, Inc. (a)....................................           565,711
     82,513      Computer Associates International, Inc. ....................         2,562,854
     53,440      Compuware Corp. (a).........................................           345,757
     42,107      Electronic Arts Inc. (a)....................................         2,597,160
     27,948      Intuit Inc. (a).............................................         1,229,991
     12,798      Mercury Interactive Corp. (a)...............................           582,949
  1,527,597      Microsoft Corp. ............................................        40,802,116
     52,439      Novell, Inc. (a)............................................           353,963
    734,891      Oracle Corp. (a)............................................        10,082,705
     38,739      Parametric Technology, Inc. (a).............................           228,173
     51,278      PeopleSoft, Inc. (a)........................................         1,357,841
     69,310      Siebel Systems, Inc. (a)....................................           727,755
     87,396      Symantec Corp. (a)..........................................         2,251,321
     60,265      VERITAS Software Corp. (a)..................................         1,720,566
-----------------------------------------------------------------------------------------------
                                                                                     69,301,724
-----------------------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY................................       245,159,817
-----------------------------------------------------------------------------------------------
MATERIALS -- 3.0%
CHEMICALS -- 1.6%
     31,885      Air Products & Chemicals, Inc. .............................         1,848,373
    130,961      The Dow Chemical Co. .......................................         6,483,879
    140,237      E.I. du Pont de Nemours & Co. ..............................         6,878,625
     10,854      Eastman Chemical Co. .......................................           626,601
     36,256      Ecolab Inc. ................................................         1,273,673
     17,867      Engelhard Corp. ............................................           547,981
      7,188      Great Lakes Chemical Corp. .................................           204,786
     15,045      Hercules, Inc. (a)..........................................           223,418
     13,195      International Flavors & Fragrances, Inc. ...................           565,274
     37,331      Monsanto Co. ...............................................         2,073,737
     24,185      PPG Industries, Inc. .......................................         1,648,450
     45,842      Praxair, Inc. ..............................................         2,023,924

                       SEE NOTES TO FINANCIAL STATEMENTS.

62

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
CHEMICALS -- 1.6% (CONTINUED)
     31,176      Rohm and Haas Co. ..........................................    $    1,378,914
      9,869      Sigma-Aldrich Corp. ........................................           596,680
-----------------------------------------------------------------------------------------------
                                                                                     26,374,315
-----------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.0%
     14,138      Vulcan Materials Co. .......................................           772,076
-----------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.2%
     15,746      Ball Corp. .................................................           692,509
     15,065      Bemis, Inc. ................................................           438,241
     22,080      Pactiv Corp. (a)............................................           558,403
     12,089      Sealed Air Corp. (a)........................................           643,981
      7,751      Temple-Inland, Inc. ........................................           530,168
-----------------------------------------------------------------------------------------------
                                                                                      2,863,302
-----------------------------------------------------------------------------------------------
METALS & MINING -- 0.7%
    122,119      Alcoa Inc. .................................................         3,836,979
     11,467      Allegheny Technologies Inc. ................................           248,490
     24,225      Freeport-McMoRan Copper & Gold, Inc., Class B Shares........           926,122
     60,597      Newmont Mining Corp. .......................................         2,691,113
     21,906      Nucor Corp. ................................................         1,146,560
     13,075      Phelps Dodge Corp. .........................................         1,293,379
     15,926      United States Steel Corp. ..................................           816,208
-----------------------------------------------------------------------------------------------
                                                                                     10,958,851
-----------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.5%
     35,502      Georgia-Pacific Corp. ......................................         1,330,615
     67,348      International Paper Co. ....................................         2,828,616
     14,843      Louisiana-Pacific Corp. ....................................           396,902
     28,254      MeadWestvaco Corp. .........................................           957,528
     32,970      Weyerhaeuser Co. ...........................................         2,216,243
-----------------------------------------------------------------------------------------------
                                                                                      7,729,904
-----------------------------------------------------------------------------------------------
                 TOTAL MATERIALS.............................................        48,698,448
-----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
     43,934      ALLTEL Corp. ...............................................         2,581,562
    111,511      AT&T Corp. .................................................         2,125,400
    257,523      BellSouth Corp. ............................................         7,156,564
     20,134      CenturyTel, Inc. ...........................................           714,153
     40,177      Citizens Communications Co. ................................           554,041
    248,792      Qwest Communications International Inc. (a).................         1,104,636
    464,616      SBC Communications Inc. ....................................        11,973,154
    199,774      Sprint Corp. ...............................................         4,964,384
    388,287      Verizon Communications Inc. ................................        15,729,506
-----------------------------------------------------------------------------------------------
                                                                                     46,903,400
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              63

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
    154,314      Nextel Communications, Inc., Class A Shares (a).............    $    4,629,420
-----------------------------------------------------------------------------------------------
                 TOTAL TELECOMMUNICATION SERVICES............................        51,532,820
-----------------------------------------------------------------------------------------------
UTILITIES -- 3.0%
ELECTRIC UTILITIES -- 2.4%
     87,613      The AES Corp. (a)...........................................         1,197,670
     20,475      Allegheny Energy, Inc. (a)..................................           403,562
     25,421      Ameren Corp. ...............................................         1,274,609
     55,484      American Electric Power Co., Inc. ..........................         1,905,321
     59,545      Calpine Corp. (a)...........................................           234,607
     43,600      CenterPoint Energy, Inc. ...................................           492,680
     25,047      Cinergy Corp. ..............................................         1,042,707
     26,814      CMS Energy Corp. (a)........................................           280,206
     33,730      Consolidated Edison, Inc. ..................................         1,475,688
     23,401      Constellation Energy Group, Inc. ...........................         1,022,858
     45,679      Dominion Resources, Inc. ...................................         3,094,295
     23,771      DTE Energy Co. .............................................         1,025,243
     45,867      Edison International........................................         1,469,120
     32,115      Entergy Corp. ..............................................         2,170,653
     92,533      Exelon Corp. ...............................................         4,077,929
     46,224      FirstEnergy Corp. ..........................................         1,826,310
     25,997      FPL Group, Inc. ............................................         1,943,276
     58,735      PG&E Corp. (a)..............................................         1,954,701
     12,999      Pinnacle West Capital Corp. ................................           577,286
     24,866      PPL Corp. ..................................................         1,324,860
     34,353      Progress Energy, Inc. ......................................         1,554,130
     33,202      Public Service Enterprise Group Inc. .......................         1,718,868
    103,114      The Southern Co. ...........................................         3,456,381
     26,454      TECO Energy, Inc. ..........................................           405,804
     35,725      TXU Corp. ..................................................         2,306,406
     55,726      Xcel Energy, Inc. ..........................................         1,014,213
-----------------------------------------------------------------------------------------------
                                                                                     39,249,383
-----------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
     89,054      El Paso Corp. ..............................................           926,162
     22,500      KeySpan Corp. ..............................................           887,625
     17,346      Kinder Morgan, Inc. ........................................         1,268,513
      6,131      Nicor, Inc. ................................................           226,479
      5,062      Peoples Energy Corp. .......................................           222,475
     32,086      Sempra Energy...............................................         1,176,914
-----------------------------------------------------------------------------------------------
                                                                                      4,708,168
-----------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3%
    127,211      Duke Energy Corp. ..........................................         3,222,255
     51,322      Dynegy Inc., Class A Shares (a).............................           237,108

                       SEE NOTES TO FINANCIAL STATEMENTS.

64

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3% (CONTINUED)
     36,789      NiSource Inc. ..............................................    $      838,053
     72,772      The Williams Cos., Inc. ....................................         1,185,456
-----------------------------------------------------------------------------------------------
                                                                                      5,482,872
-----------------------------------------------------------------------------------------------
                 TOTAL UTILITIES.............................................        49,440,423
-----------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK (Cost -- $1,521,669,366).................     1,590,632,473
-----------------------------------------------------------------------------------------------
 WARRANTS
-----------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
COMMUNICATIONS EQUIPMENT -- 0.0%
     26,657      Lucent Technologies Inc., Expire 12/10/07(a) (Cost -- $0)...            42,118
-----------------------------------------------------------------------------------------------
                 SUB-TOTAL INVESTMENTS -- 96.3% (Cost -- $1,521,669,366).....     1,590,674,591
-----------------------------------------------------------------------------------------------

   FACE
  AMOUNT
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
-----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.2%
$ 3,945,000      United States Treasury Bill due 3/17/05(b)(c)
                 (Cost -- $3,927,274)........................................         3,928,336
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
 57,790,000      Bank of America Corp. dated 12/31/04, 2.150% due 1/3/05;
                   Proceeds at maturity -- $57,800,354; (Fully collateralized by U.S. Treasury Strips and various U.S. Government Agency
                   Obligations, 0.000% to 7.375% due 1/7/05 to 7/15/32;
                   Market value -- $58,947,221) (Cost -- $57,790,000)........        57,790,000
-----------------------------------------------------------------------------------------------
                 TOTAL SHORT-TERM INVESTMENTS (Cost -- $61,717,274)..........        61,718,336
-----------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100.0% (Cost -- $1,583,386,640*).......     1,652,392,927
                 Liabilities in Excess of Other Assets -- 0.0%...............          (634,911)
-----------------------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%..................................    $1,651,758,016
-----------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is segregated for open futures contracts.
(c) All or portion of this security is held as collateral for open futures contracts.
 +  Citigroup Inc. is the parent company of the Travelers Investment Management
    Company, the Fund's investment adviser.
 *  Aggregate cost for federal income tax purposes is $1,584,748,939.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              65

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 97.9%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 11.9%
HOTELS, RESTAURANTS & LEISURE -- 1.0%
     200      Ctrip.com International Ltd., ADR (a).......................    $     9,204
   3,270      McDonald's Corp. ...........................................        104,836
-----------------------------------------------------------------------------------------
                                                                                  114,040
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.0%
   5,020      Newell Rubbermaid Inc. .....................................        121,434
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.3%
   7,910      Mattel, Inc. ...............................................        154,166
-----------------------------------------------------------------------------------------
MEDIA -- 5.3%
   3,770      Comcast Corp., Class A Shares (a)...........................        125,466
   1,390      Comcast Corp., Special Class A Shares (a)...................         45,648
   9,457      Liberty Media Corp., Class A Shares (a).....................        103,838
   7,180      News Corp., Class A Shares..................................        133,979
   6,000      Time Warner Inc. (a)........................................        116,640
   2,840      Viacom Inc., Class B Shares.................................        103,348
-----------------------------------------------------------------------------------------
                                                                                  628,919
-----------------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.6%
   1,990      Costco Wholesale Corp. .....................................         96,336
   2,300      J.C. Penney Co., Inc. ......................................         95,220
-----------------------------------------------------------------------------------------
                                                                                  191,556
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.7%
   3,270      Best Buy Co., Inc. .........................................        194,303
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................      1,404,418
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.8%
BEVERAGES -- 1.9%
   4,250      PepsiCo, Inc. ..............................................        221,850
-----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.1%
   3,040      Kellogg Co. ................................................        135,766
   4,800      Sara Lee Corp. .............................................        115,872
-----------------------------------------------------------------------------------------
                                                                                  251,638
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 3.1%
   1,760      Kimberly-Clark Corp. .......................................        115,826
   4,540      The Procter & Gamble Co. ...................................        250,063
-----------------------------------------------------------------------------------------
                                                                                  365,889
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.1%
   2,720      The Estee Lauder Cos. Inc., Class A Shares..................        124,494
-----------------------------------------------------------------------------------------
TOBACCO -- 0.6%
   1,250      Altria Group, Inc. .........................................         76,375
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES......................................      1,040,246
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

66

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENERGY -- 7.4%
ENERGY EQUIPMENT & SERVICES -- 1.6%
   2,860      ENSCO International Inc. ...................................    $    90,776
   2,930      GlobalSantaFe Corp. ........................................         97,012
-----------------------------------------------------------------------------------------
                                                                                  187,788
-----------------------------------------------------------------------------------------
OIL & GAS -- 5.8%
   2,300      ChevronTexaco Corp. ........................................        120,773
   5,650      Exxon Mobil Corp. ..........................................        289,619
   1,200      Nexen Inc. .................................................         48,780
   1,990      Total SA, Sponsored ADR.....................................        218,582
-----------------------------------------------------------------------------------------
                                                                                  677,754
-----------------------------------------------------------------------------------------
              TOTAL ENERGY................................................        865,542
-----------------------------------------------------------------------------------------
FINANCIALS -- 20.2%
BANKS -- 8.8%
   7,286      Bank of America Corp. ......................................        342,369
   2,820      The Bank of New York Co., Inc. .............................         94,244
   1,500      Comerica Inc. ..............................................         91,530
   3,000      U.S. Bancorp................................................         93,960
   2,580      Wachovia Corp. .............................................        135,708
   4,400      Wells Fargo & Co. ..........................................        273,460
-----------------------------------------------------------------------------------------
                                                                                1,031,271
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.4%
   2,890      American Express Co. .......................................        162,909
     900      Capital One Financial Corp. ................................         75,789
   1,640      Freddie Mac.................................................        120,868
   1,640      The Goldman Sachs Group, Inc. ..............................        170,626
   5,925      JPMorgan Chase & Co. .......................................        231,134
     400      Legg Mason, Inc. ...........................................         29,304
   3,300      Merrill Lynch & Co., Inc. ..................................        197,241
-----------------------------------------------------------------------------------------
                                                                                  987,871
-----------------------------------------------------------------------------------------
INSURANCE -- 3.0%
   2,570      American International Group, Inc. .........................        168,772
       1      Berkshire Hathaway Inc., Class A Shares (a).................         87,900
   1,260      The Chubb Corp. ............................................         96,894
-----------------------------------------------------------------------------------------
                                                                                  353,566
-----------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................      2,372,708
-----------------------------------------------------------------------------------------
HEALTHCARE -- 10.8%
BIOTECHNOLOGY -- 2.4%
   2,508      Amgen Inc. (a)..............................................        160,888
   1,530      OSI Pharmaceuticals, Inc. (a)...............................        114,521
-----------------------------------------------------------------------------------------
                                                                                  275,409
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 1.0%
   1,930      Fisher Scientific International Inc. (a)....................        120,393
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              67

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 0.7%
   1,600      Coventry Health Care, Inc. (a)..............................    $    84,928
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.7%
   3,710      GlaxoSmithKline PLC, ADR....................................        175,817
   4,490      Pfizer Inc. ................................................        120,736
   1,700      Sepracor Inc. (a)...........................................        100,929
   6,880      Teva Pharmaceutical Industries Ltd., Sponsored ADR..........        205,437
   4,270      Wyeth.......................................................        181,859
-----------------------------------------------------------------------------------------
                                                                                  784,778
-----------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................      1,265,508
-----------------------------------------------------------------------------------------
INDUSTRIALS -- 15.4%
AEROSPACE & DEFENSE -- 4.5%
   5,290      The Boeing Co. .............................................        273,863
   1,490      Lockheed Martin Corp. ......................................         82,770
   4,560      Raytheon Co. ...............................................        177,065
-----------------------------------------------------------------------------------------
                                                                                  533,698
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.1%
   3,110      American Standard Cos. Inc. (a).............................        128,505
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.8%
   1,980      Avery Dennison Corp. .......................................        118,741
   3,500      Paychex, Inc. ..............................................        119,280
   2,850      Waste Management, Inc. .....................................         85,329
-----------------------------------------------------------------------------------------
                                                                                  323,350
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 6.2%
  12,890      General Electric Co. .......................................        470,485
   3,070      Honeywell International Inc. ...............................        108,709
   4,070      Tyco International Ltd. ....................................        145,462
-----------------------------------------------------------------------------------------
                                                                                  724,656
-----------------------------------------------------------------------------------------
MACHINERY -- 0.8%
   2,220      Navistar International Corp. (a)............................         97,636
-----------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................      1,807,845
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 16.4%
COMMUNICATIONS EQUIPMENT -- 4.3%
  57,190      ADC Telecommunications, Inc. (a)............................        153,269
   7,370      Cisco Systems, Inc. (a).....................................        142,241
  45,180      Nortel Networks Corp. (a)...................................        157,678
   2,400      Polycom, Inc. (a)...........................................         55,968
-----------------------------------------------------------------------------------------
                                                                                  509,156
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

68

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 4.6%
   4,680      Dell Inc. (a)...............................................    $   197,215
   2,220      International Business Machines Corp. ......................        218,848
   1,400      Lexmark International, Inc., Class A Shares (a).............        119,000
-----------------------------------------------------------------------------------------
                                                                                  535,063
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.1%
     300      SINA Corp. (a)..............................................          9,618
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.4%
   4,060      Intel Corp. ................................................         94,963
   2,300      Xilinx, Inc. ...............................................         68,195
-----------------------------------------------------------------------------------------
                                                                                  163,158
-----------------------------------------------------------------------------------------
SOFTWARE -- 6.0%
   5,290      BMC Software, Inc. (a)......................................         98,394
  15,120      Microsoft Corp. ............................................        403,855
   3,580      Oracle Corp. (a)............................................         49,118
   5,400      VERITAS Software Corp. (a)..................................        154,170
-----------------------------------------------------------------------------------------
                                                                                  705,537
-----------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................      1,922,532
-----------------------------------------------------------------------------------------
MATERIALS -- 4.0%
CONTAINERS & PACKAGING -- 0.5%
   3,180      Smurfit-Stone Container Corp. (a)...........................         59,402
-----------------------------------------------------------------------------------------
METALS & MINING -- 2.3%
   8,920      Barrick Gold Corp. .........................................        216,042
   2,700      Placer Dome Inc. ...........................................         50,922
-----------------------------------------------------------------------------------------
                                                                                  266,964
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.2%
   3,490      International Paper Co. ....................................        146,580
-----------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................        472,946
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.0%
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
   4,000      Nextel Communications, Inc., Class A Shares (a).............        120,000
-----------------------------------------------------------------------------------------
UTILITIES -- 2.0%
ELECTRIC UTILITIES -- 0.2%
     690      FirstEnergy Corp. ..........................................         27,262
-----------------------------------------------------------------------------------------
GAS UTILITIES -- 1.3%
  14,670      El Paso Corp. ..............................................        152,568
-----------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.5%
   1,700      Sempra Energy...............................................         62,356
-----------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................        242,186
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $9,339,173).....................     11,513,931
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              69

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

  FACE
 AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.5%
$297,000      UBS Financial Services Inc. dated 12/31/04, 2.170% due
                1/3/05; Proceeds at maturity -- $297,054; (Fully
                collateralized by various U.S. government agencies and
                International Bank Reconstruction & Development Bills,
                Notes, and Bonds, 0.000% to 8.875% due 1/18/05 to 3/11/31;
                Market Value -- $302,941) (Cost -- $297,000)..............    $   297,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.4% (Cost $9,636,173*)..............     11,810,931
              Liabilities in Excess of Other Assets -- (0.4%).............        (52,358)
-----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................    $11,758,573
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for federal income tax purposes is $9,835,916.

   Abbreviation used in this Schedule:

   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 92.7%
-------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 17.2%
MEDIA -- 17.0%
    42,320      Cablevision Systems Corp., NY Group Class A Shares (a)......    $ 1,053,768
     4,117      Comcast Corp., Class A Shares (a)...........................        137,014
    63,025      Comcast Corp., Special Class A Shares (a)...................      2,069,741
        85      DreamWorks Animation SKG, Inc. (a)..........................          3,188
    89,400      Liberty Media Corp., Class A Shares (a).....................        981,612
     2,730      Liberty Media International, Inc., Class A Shares (a).......        126,208
    85,200      Time Warner Inc. (a)........................................      1,656,288
     8,153      Viacom Inc., Class B Shares.................................        296,688
    30,000      The Walt Disney Co. ........................................        834,000
     5,600      World Wrestling Entertainment, Inc. ........................         67,928
-------------------------------------------------------------------------------------------
                                                                                  7,226,435
-------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.2%
     7,700      Charming Shoppes, Inc. (a)..................................         72,149
-------------------------------------------------------------------------------------------
                TOTAL CONSUMER DISCRETIONARY................................      7,298,584
-------------------------------------------------------------------------------------------
ENERGY -- 9.9%
ENERGY EQUIPMENT & SERVICES -- 5.6%
     7,600      Core Laboratories N.V. (a)..................................        177,460
    24,150      Grant Prideco, Inc. (a).....................................        484,207
    33,250      Weatherford International Ltd. (a)..........................      1,705,725
-------------------------------------------------------------------------------------------
                                                                                  2,367,392
-------------------------------------------------------------------------------------------
OIL & GAS -- 4.3%
    28,300      Anadarko Petroleum Corp. ...................................      1,834,123
       255      Bill Barret Corp. (a).......................................          8,157
-------------------------------------------------------------------------------------------
                                                                                  1,842,280
-------------------------------------------------------------------------------------------
                TOTAL ENERGY................................................      4,209,672
-------------------------------------------------------------------------------------------
EXCHANGE TRADED FUND -- 1.8%
    18,600      Nasdaq-100 Index Tracking Stock.............................        742,326
-------------------------------------------------------------------------------------------
FINANCIALS -- 9.7%
BANKS -- 0.9%
    17,849      New York Community Bancorp, Inc. ...........................        367,154
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.8%
     4,500      CIT Group Inc. .............................................        206,190
     3,900      Cohen & Steers, Inc. .......................................         63,375
       200      Greenhill & Co., Inc. ......................................          5,740
    22,550      Lehman Brothers Holdings Inc. ..............................      1,972,674
    25,300      Merrill Lynch & Co., Inc. ..................................      1,512,181
        50      National Financial Partners Corp. ..........................          1,940
-------------------------------------------------------------------------------------------
                                                                                  3,762,100
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              71

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REAL ESTATE -- 0.0%
         3      Corrections Corp. of America (a)............................    $       121
-------------------------------------------------------------------------------------------
                TOTAL FINANCIALS............................................      4,129,375
-------------------------------------------------------------------------------------------
HEALTHCARE -- 35.5%
BIOTECHNOLOGY -- 21.4%
     6,420      Alkermes, Inc. (a)..........................................         90,458
    31,400      Amgen Inc. (a)..............................................      2,014,310
    30,350      Biogen Idec Inc. (a)........................................      2,021,614
     2,600      CancerVax Corp. (a).........................................         28,210
    43,175      Chiron Corp. (a)............................................      1,439,023
     4,300      Genentech, Inc. (a).........................................        234,092
    31,448      Genzyme Corp. (a)...........................................      1,826,185
    21,928      ImClone Systems Inc. (a)....................................      1,010,442
     8,200      Isis Pharmaceuticals, Inc. (a)..............................         48,380
    23,546      Millennium Pharmaceuticals, Inc. (a)........................        285,377
     4,860      Nanogen, Inc. (a)...........................................         35,770
     6,410      Vertex Pharmaceuticals Inc. (a).............................         67,754
-------------------------------------------------------------------------------------------
                                                                                  9,101,615
-------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.5%
     3,400      Biosite Inc. (a)............................................        209,236
-------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 5.0%
    24,260      UnitedHealth Group Inc. ....................................      2,135,608
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.6%
    43,580      Forest Laboratories, Inc. (a)...............................      1,954,999
    11,600      Johnson & Johnson...........................................        735,672
    22,900      King Pharmaceuticals, Inc. (a)..............................        283,960
     3,500      Pfizer Inc. ................................................         94,115
     6,442      Teva Pharmaceutical Industries Ltd., Sponsored ADR..........        192,358
    14,000      Valeant Pharmaceuticals International.......................        368,900
-------------------------------------------------------------------------------------------
                                                                                  3,630,004
-------------------------------------------------------------------------------------------
                TOTAL HEALTHCARE............................................     15,076,463
-------------------------------------------------------------------------------------------
INDUSTRIALS -- 8.0%
AEROSPACE & DEFENSE -- 2.9%
    16,850      L-3 Communications Holdings, Inc. ..........................      1,234,094
-------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.0%
       105      Cogent Inc. (a).............................................          3,465
-------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.9%
    46,134      Tyco International Ltd. ....................................      1,648,829
-------------------------------------------------------------------------------------------
MACHINERY -- 1.2%
    17,000      Pall Corp. .................................................        492,150
-------------------------------------------------------------------------------------------
                TOTAL INDUSTRIALS...........................................      3,378,538
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 10.5%
COMMUNICATIONS EQUIPMENT -- 2.5%
    14,700      C-COR Inc. (a)..............................................    $   136,710
     4,200      DSP Group, Inc. (a).........................................         93,786
    38,800      Motorola, Inc. .............................................        667,360
    11,400      Nokia Oyj, Sponsored ADR....................................        178,638
-------------------------------------------------------------------------------------------
                                                                                  1,076,494
-------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.6%
     3,500      LaserCard Corp. (a).........................................         36,715
    38,162      Maxtor Corp. (a)............................................        202,259
    31,500      Quantum Corp. (a)...........................................         82,530
    15,100      SanDisk Corp. (a)...........................................        377,047
-------------------------------------------------------------------------------------------
                                                                                    698,551
-------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.7%
     4,000      Broadcom Corp., Class A Shares (a)..........................        129,120
     5,750      Excel Technology, Inc. (a)..................................        149,500
-------------------------------------------------------------------------------------------
                                                                                    278,620
-------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.0%
     6,500      Cirrus Logic, Inc. (a)......................................         35,815
     4,900      Cree, Inc. (a)..............................................        196,392
     4,173      Freescale Semiconductor Inc., Class B Shares (a)............         76,616
    18,425      Intel Corp. ................................................        430,961
    75,055      Micron Technology, Inc. (a).................................        926,929
    14,200      RF Micro Devices, Inc. (a)..................................         97,128
     5,400      Standard Microsystems Corp. (a).............................         96,282
    14,100      Teradyne, Inc. (a)..........................................        240,687
-------------------------------------------------------------------------------------------
                                                                                  2,100,810
-------------------------------------------------------------------------------------------
SOFTWARE -- 0.7%
     3,300      Advent Software, Inc. (a)...................................         67,584
     3,800      Autodesk, Inc. .............................................        144,210
     3,800      Microsoft Corp. ............................................        101,498
-------------------------------------------------------------------------------------------
                                                                                    313,292
-------------------------------------------------------------------------------------------
                TOTAL INFORMATION TECHNOLOGY................................      4,467,767
-------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
     3,100      AT&T Corp. .................................................         59,086
-------------------------------------------------------------------------------------------
                TOTAL COMMON STOCK (Cost -- $37,559,089)....................     39,361,811
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              73

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

   FACE
  AMOUNT                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.1%
$1,515,000      Goldman, Sachs & Co. dated 12/31/04, 2.240% due 1/3/05;
                  Proceeds at maturity --
                  $1,515,283; (Fully collateralized by U.S. Treasury Bills,
                  Notes and Bonds, 0.000% to 13.875% due 2/15/05 to 4/15/32;
                  Market value -- $1,545,302)...............................    $ 1,515,000
 1,500,000      UBS Financial Services Inc. dated 12/31/04, 2.170% due
                  1/3/05; Proceeds at maturity --
                  $1,500,271; (Fully collateralized by various U.S.
                  Government Agencies and International Bank for
                  Reconstruction & Development Bills, Notes and Bonds,
                  0.000% to 8.875% due 1/18/05 to 3/11/31; Market
                  value -- $1,530,007)......................................      1,500,000
-------------------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost -- $3,015,000)........................................      3,015,000
-------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 99.8% (Cost -- $40,574,089*)...........     42,376,811
                Other Assets in Excess of Liabilities -- 0.2%...............         81,147
-------------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%..................................    $42,457,958
-------------------------------------------------------------------------------------------

(a)  Non-income producing security.
 *   Aggregate cost for federal income tax purposes is
     substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
------------------------------------------------------------------------------------------------
AUSTRALIA -- 2.2%
         1,000          Macquarie Bank Ltd. ........................................  $   36,277
         1,802          News Corp. Ltd. ............................................      34,598
------------------------------------------------------------------------------------------------
                                                                                          70,875
------------------------------------------------------------------------------------------------
DENMARK -- 1.6%
           930          Novo Nordisk A/S, Class B Shares............................      50,601
------------------------------------------------------------------------------------------------
FINLAND -- 2.5%
         5,000          Nokia Oyj...................................................      78,650
------------------------------------------------------------------------------------------------
FRANCE -- 7.9%
         4,700          Axa.........................................................     115,668
           625          Essilor International S.A. .................................      48,776
           800          Total SA, Sponsored ADR.....................................      87,872
------------------------------------------------------------------------------------------------
                                                                                         252,316
------------------------------------------------------------------------------------------------
GERMANY -- 4.0%
           450          BASF AG, Sponsored ADR......................................      32,409
         1,300          SAP AG, Sponsored ADR.......................................      57,473
         1,400          Stada Arzneimittel AG.......................................      37,695
------------------------------------------------------------------------------------------------
                                                                                         127,577
------------------------------------------------------------------------------------------------
HONG KONG -- 1.9%
         2,000          Hutchinson Whampoa Ltd. ....................................      18,719
        14,000          Luen Thai Holdings Ltd. (a).................................       7,250
         4,000          Swire Pacific Limited, Class A Shares.......................      33,450
------------------------------------------------------------------------------------------------
                                                                                          59,419
------------------------------------------------------------------------------------------------
IRELAND -- 8.1%
         3,900          Bank of Ireland.............................................      64,673
         2,512          CRH PLC.....................................................      66,990
         8,000          Irish Continental Group PLC (a).............................     125,082
------------------------------------------------------------------------------------------------
                                                                                         256,745
------------------------------------------------------------------------------------------------
ITALY -- 0.8%
         2,000          Saipem S.p.A................................................      23,960
------------------------------------------------------------------------------------------------
JAPAN -- 20.7%
         2,000          Canon Inc. .................................................     107,661
         5,000          Dowa Mining Co., Ltd. ......................................      32,464
         2,000          Honda Motor Co., Ltd., Sponsored ADR........................      52,120
           300          Hoya Corp. .................................................      33,788
         2,000          Ito-Yokado Co., Ltd. .......................................      83,715
             6          Mitsubishi Tokyo Financial Group, Inc. .....................      60,741
           300          Nichii Gakkan Co. ..........................................       9,695
           200          Nidec Corp. ................................................      24,316
         2,000          Nomura Holdings, Inc. ......................................      29,086
           700          NTT DoCoMo, Inc., Sponsored ADR.............................      13,034
           300          Rohm Co. Ltd. ..............................................      30,955

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              75

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
JAPAN -- 20.7% (CONTINUED)
           500          Seven-Eleven Japan Co., Ltd., Unsponsored ADR...............  $   15,761
         2,000          Sharp Corp. ................................................      32,571
           600          Shin-Etsu Chemical Co., Ltd. ...............................      24,530
         4,000          Terumo Corp. ...............................................     107,466
------------------------------------------------------------------------------------------------
                                                                                         657,903
------------------------------------------------------------------------------------------------
MEXICO -- 3.8%
        35,000          Wal-Mart de Mexico S.A. de CV...............................     120,138
------------------------------------------------------------------------------------------------
NETHERLANDS -- 1.8%
           975          Royal Dutch Petroleum Co. ..................................      55,896
------------------------------------------------------------------------------------------------
NORWAY -- 0.6%
         2,900          Stolt Offshore S.A. (a).....................................      18,689
------------------------------------------------------------------------------------------------
SINGAPORE -- 2.3%
         6,000          DBS Group Holdings Ltd. ....................................      59,177
         1,400          Venture Manufacturing Ltd. .................................      13,636
------------------------------------------------------------------------------------------------
                                                                                          72,813
------------------------------------------------------------------------------------------------
SPAIN -- 3.3%
         5,000          Indra Sistemas S.A. ........................................      85,080
         1,100          Telefonica S.A. ............................................      20,639
------------------------------------------------------------------------------------------------
                                                                                         105,719
------------------------------------------------------------------------------------------------
SWITZERLAND -- 12.8%
         2,500          Mettler-Toledo International Inc. (a).......................     128,275
           240          Nestle SA...................................................      62,577
           900          Roche Holding AG............................................     103,251
           200          Synthes, Inc................................................      22,349
         1,100          UBS AG......................................................      91,924
------------------------------------------------------------------------------------------------
                                                                                         408,376
------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 22.3%
         2,000          BOC Group PLC...............................................      38,068
         6,600          BP PLC......................................................      64,235
        14,800          Capita Group PLC............................................     103,707
         7,000          Compass Group PLC...........................................      33,024
         3,000          Diageo PLC..................................................      42,704
           825          HSBC Holdings PLC, Sponsored ADR............................      70,240
         9,166          Kingfisher PLC..............................................      54,394
        16,000          mmO(2) PLC (a)..............................................      37,627
         1,112          Royal Bank of Scotland Group PLC............................      37,325
        22,000          Serco Group PLC.............................................     101,157
         1,700          Smith & Nephew PLC..........................................      17,359
        11,207          Tesco PLC...................................................      69,083
         3,700          WPP Group PLC...............................................      40,618
------------------------------------------------------------------------------------------------
                                                                                         709,541
------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $2,034,638).....................   3,069,218
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

     FACE
    AMOUNT                                    SECURITY                                VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.7%
      $117,000          Morgan Stanley dated 12/31/04, 2.180% due 1/3/05; Proceeds
                           at maturity -- $117,021;   (Fully collateralized by various
                           Federal Home Loan Bank Bonds,
                           1.400% to 6.300% due 4/1/05 to
                           2/7/28; Market value -- $120,464)
                           (Cost -- $117,000)...............  $  117,000
------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.3% (Cost -- $2,151,638*)...........   3,186,218
                        Liabilities in Excess of Other Assets -- (0.3)%.............      (8,688)
------------------------------------------------------------------------------------------------
                        TOTAL NET ASSETS -- 100.0%..................................  $3,177,530
------------------------------------------------------------------------------------------------

 (a) Non-income producing security.
 * Aggregate cost for federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   -----------------------------------

   ADR -- American Depositary Receipt

SUMMARY OF INVESTMENTS BY SECTOR+
--------------------------------------------------------------------
Financials..................................................    18.8%
Information Technology......................................    17.6
Consumer Discretionary......................................    14.2
Healthcare..................................................    12.2
Energy......................................................     7.9
Industrials.................................................     7.3
Materials...................................................     6.1
Other.......................................................    15.9
--------------------------------------------------------------------
                                                               100.0%
--------------------------------------------------------------------

 + As a percentage of total investments. Please note that fund holdings are subject to change.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              77

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to
"CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.
D            --   Bonds rated "D" are in default, and payment of interest
                  and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C            --   Bonds rated "C" are the lowest rated class of bonds, and
                  issues so rated can be regarded as having extremely poor
                  prospects of ever attaining any real investment standing.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

                     (This page intentionally left blank.)

                                                                              79

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                                                                DIVERSIFIED
                                                                   MONEY         STRATEGIC
                                                                   MARKET          INCOME
                                                                    FUND         PORTFOLIO
--------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................            --      $ 93,063,617
  Short-term investments, at cost...........................      $636,845        33,394,000
  Foreign currency, at cost.................................            --                --
--------------------------------------------------------------------------------------------
  Investments, at value.....................................            --      $ 96,839,425
  Short-term investments, at value..........................      $636,845        33,394,000
  Foreign currency, at value................................            --                --
  Cash......................................................           780               606
  Receivable from manager...................................           554                --
  Dividends and interest receivable.........................            --         1,185,856
  Receivable for securities sold............................            --           625,408
  Receivable for Fund shares sold...........................            --            17,914
  Receivable from broker -- variation margin on open futures
     contracts..............................................            --             3,234
  Prepaid expenses..........................................            --             8,007
--------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       638,179       132,074,450
--------------------------------------------------------------------------------------------
LIABILITIES:
  Trustees' fees payable....................................         1,260             2,343
  Payable for Fund shares reacquired........................           796           276,102
  Dividends payable.........................................           232                --
  Transfer agency services payable..........................             6               835
  Payable for securities purchased..........................            --        31,307,219
  Payable for open forward foreign currency contracts (Notes
     1 and 3)...............................................            --            60,532
  Investment advisory fees payable..........................            --            38,217
  Deferred mortgage dollar roll income......................            --            30,238
  Payable to broker -- variation margin on open futures
     contracts..............................................            --                --
  Administration fees payable...............................            --            16,985
  Distribution plan fees payable............................            --                --
  Accrued expenses..........................................        16,174            37,649
--------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................        18,468        31,770,120
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $619,711      $100,304,330
--------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................      $    620      $     10,789
  Capital paid in excess of par value.......................       619,091       105,254,954
  Undistributed (overdistributed) net investment income.....            --          (112,788)
  Accumulated net investment loss...........................            --                --
  Accumulated net realized gain (loss) from investment
     transactions and futures contracts.....................            --        (8,613,157)
  Net unrealized appreciation of investments, futures
     contracts and foreign currencies.......................            --         3,764,532
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $619,711      $100,304,330
--------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       619,711        10,788,599
  Class II Shares...........................................            --                --
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................         $1.00             $9.30
  Class II Shares...........................................            --                --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------
                                          DECEMBER 31, 2004

      ALL CAP         EQUITY         GROWTH      AGGRESSIVE    INTERNATIONAL
       VALUE          INDEX         & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO         FUND          FUND           FUND
----------------------------------------------------------------------------
    $ 4,135,504   $1,521,669,366   $ 9,339,173   $37,559,089    $2,034,638
        104,000       61,717,274       297,000     3,015,000       117,000
             --               --            --            --         3,619
----------------------------------------------------------------------------
    $ 4,795,153   $1,590,674,591   $11,513,931   $39,361,811    $3,069,218
        104,000       61,718,336       297,000     3,015,000       117,000
             --               --            --            --         3,688
            827              764           982           759           453
             --               --            --            --            --
          5,375        2,061,022        13,051        15,462         7,584
          7,142               --         3,971            37            --
             --          150,227            --       116,970            --
             --               --            --            --            --
            618           25,289           847         1,789            --
----------------------------------------------------------------------------
      4,913,115    1,654,630,229    11,829,782    42,511,828     3,197,943
----------------------------------------------------------------------------
          1,721            4,757         1,654         1,601         1,539
          7,071        2,212,600         9,309         7,797         4,099
             --               --            --            --            --
             11            1,668            13            54             8
          1,332               --        34,812            --            --
             --               --            --            --            --
          2,588          344,979         4,379        20,445         2,243
             --               --            --            --            --
             --           51,750            --            --            --
            823           82,795         1,946         6,815            --
             --           23,243            --         2,082            --
         16,218          150,421        19,096        15,076        12,524
----------------------------------------------------------------------------
         29,764        2,872,213        71,209        53,870        20,413
----------------------------------------------------------------------------
    $ 4,883,351   $1,651,758,016   $11,758,573   $42,457,958    $3,177,530
----------------------------------------------------------------------------
    $     1,353   $       55,990   $     2,393   $     2,008    $      407
      5,437,024    1,614,311,447    10,672,366    41,254,030     2,072,959
             --           47,585        (1,537)           --            --
         (1,621)              --            --        (1,323)       (1,479)
     (1,213,054)     (32,334,387)   (1,089,407)     (599,479)       69,476
        659,649       69,677,381     2,174,758     1,802,722     1,036,167
----------------------------------------------------------------------------
    $ 4,883,351   $1,651,758,016   $11,758,573   $42,457,958    $3,177,530
----------------------------------------------------------------------------
      1,352,752       48,308,909     2,393,313     1,022,459       407,471
             --        7,680,782            --       985,736            --
----------------------------------------------------------------------------
          $3.61           $29.50         $4.91        $21.23         $7.80
             --           $29.52            --        $21.05            --
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              81

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $  9,313         $5,728,255
  Dividends.................................................             --             17,712
  Less: Foreign withholding tax.............................             --                 --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................          9,313          5,745,967
-----------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................         17,403             22,618
  Custody...................................................         13,906             62,415
  Investment advisory fees (Note 2).........................          2,104            437,192
  Trustees' fees............................................          2,090              3,658
  Administration fees (Note 2)..............................          1,403            194,307
  Transfer agency services (Notes 2 and 4)..................             43              5,119
  Shareholder communications (Note 4).......................            100             15,265
  Distribution plan fees (Notes 2 and 4)....................             --                 --
  License fee...............................................             --                 --
  Pricing fees..............................................             --                 --
  Other.....................................................          1,562              3,104
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         38,611            743,678
  Less: Investment advisory and administration fee waiver
        and expense reimbursement (Notes 2 and 8)...........        (32,725)            (1,772)
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................          5,886            741,906
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................          3,427          5,004,061
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
  Realized Gain (Loss) From:
     Investment transactions................................             --          2,077,481
     Futures contracts......................................             --           (454,564)
     Foreign currency transactions..........................             --            143,101
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................             --          1,766,018
-----------------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation/Depreciation From:
     Investments and futures contracts......................             --           (510,802)
     Foreign currencies.....................................             --             86,231
-----------------------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION........             --           (424,571)
-----------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES................................................             --          1,341,447
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................       $  3,427         $6,345,508
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 2004

    ALL CAP           EQUITY           GROWTH        AGGRESSIVE       INTERNATIONAL
     VALUE            INDEX           & INCOME         GROWTH            EQUITY
      FUND          PORTFOLIO           FUND            FUND              FUND
-----------------------------------------------------------------------------------
    $  1,408       $    535,095       $ 4,507        $  41,581          $    409
      68,999         29,425,704       210,157          119,290            63,321
        (834)            (1,024)       (1,677)            (628)           (5,289)
-----------------------------------------------------------------------------------
      69,573         29,959,775       212,987          160,243            58,441
-----------------------------------------------------------------------------------
      18,154             28,098        19,405           19,842            21,362
      12,595             78,675        16,193           16,332            17,119
      22,413          3,679,362        47,422          188,355            26,583
       1,945             19,139         1,705            1,685             1,913
       9,961            883,047        21,077           55,964             3,773
          60             10,019            78              165                81
       5,383            110,363         5,805            6,483             3,807
          --            460,311            --           32,293                --
          --            147,179            --               --                --
          --                 --            --               --            11,046
       1,564              9,374         2,750            1,559             1,361
-----------------------------------------------------------------------------------
      72,075          5,425,567       114,435          322,678            87,045
        (185)            (3,534)       (1,374)            (517)           (1,483)
-----------------------------------------------------------------------------------
      71,890          5,422,033       113,061          322,161            85,562
-----------------------------------------------------------------------------------
      (2,317)        24,537,742        99,926         (161,918)          (27,121)
-----------------------------------------------------------------------------------
     184,128          3,683,969       336,947          505,017           294,928
          --          3,365,480            --               --                --
        (146)                --            --               --             1,032
-----------------------------------------------------------------------------------
     183,982          7,049,449       336,947          505,017           295,960
-----------------------------------------------------------------------------------
      81,137        124,448,953       456,351        2,563,072           217,513
          --                 --            (2)              --               698
-----------------------------------------------------------------------------------
      81,137        124,448,953       456,349        2,563,072           218,211
-----------------------------------------------------------------------------------
     265,119        131,498,402       793,296        3,068,089           514,171
-----------------------------------------------------------------------------------
    $262,802       $156,036,144       $893,222       $2,906,171         $487,050
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              83

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               MONEY MARKET PORTFOLIO
                                                              ------------------------
                                                                2004          2003
--------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   3,427    $     2,102
  Net realized gain (loss)..................................         --             --
  Net change in unrealized appreciation/depreciation........         --             --
--------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      3,427          2,102
--------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
  Net investment income.....................................     (3,427)        (2,102)
--------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....     (3,427)        (2,102)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................    311,293        222,429
  Net asset value of shares issued for reinvestment of
     dividends..............................................      3,427          2,102
  Cost of shares reacquired.................................   (427,547)    (1,105,190)
--------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (112,827)      (880,659)
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (112,827)      (880,659)
NET ASSETS:
  Beginning of year.........................................    732,538      1,613,197
--------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 619,711    $   732,538
--------------------------------------------------------------------------------------
* Note:
  Includes undistributed (overdistributed) net investment
     income of:.............................................         --             --
  Includes accumulated net investment loss of:..............         --             --
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------
                           FOR THE YEARS ENDED DECEMBER 31,

       DIVERSIFIED STRATEGIC
         INCOME PORTFOLIO            ALL CAP VALUE FUND          EQUITY INDEX PORTFOLIO
    ---------------------------   ------------------------   -------------------------------
        2004           2003          2004         2003            2004             2003
--------------------------------------------------------------------------------------------
    $  5,004,061   $  4,921,110   $   (2,317)  $    (8,731)  $   24,537,742   $   15,379,224
       1,766,018      1,190,010      183,982      (243,464)       7,049,449        5,222,524
        (424,571)     3,303,191       81,137     1,851,389      124,448,953      260,858,767
--------------------------------------------------------------------------------------------
       6,345,508      9,414,311      262,802     1,599,194      156,036,144      281,460,515
--------------------------------------------------------------------------------------------
      (4,799,696)    (5,436,874)          --            --      (24,899,544)     (15,187,140)
--------------------------------------------------------------------------------------------
      (4,799,696)    (5,436,874)          --            --      (24,899,544)     (15,187,140)
--------------------------------------------------------------------------------------------
      12,777,163     17,292,798       71,722        96,128      219,053,115      189,536,793
       4,799,696      5,436,874           --            --       24,899,544       15,187,140
     (13,390,612)   (10,144,262)    (802,316)   (1,078,334)     (73,428,986)     (37,560,590)
--------------------------------------------------------------------------------------------
       4,186,247     12,585,410     (730,594)     (982,206)     170,523,673      167,163,343
--------------------------------------------------------------------------------------------
       5,732,059     16,562,847     (467,792)      616,988      301,660,273      433,436,718
      94,572,271     78,009,424    5,351,143     4,734,155    1,350,097,743      916,661,025
--------------------------------------------------------------------------------------------
    $100,304,330   $ 94,572,271   $4,883,351   $ 5,351,143   $1,651,758,016   $1,350,097,743
--------------------------------------------------------------------------------------------
       $(112,788)     $(458,348)          --            --          $47,585         $576,121
              --             --      $(1,621)      $(1,716)              --               --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              85

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 GROWTH & INCOME FUND
                                                              --------------------------
                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    99,926    $    27,897
  Net realized gain (loss)..................................      336,947       (309,233)
  Net change in unrealized appreciation/depreciation........      456,349      2,397,882
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      893,222      2,116,546
----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
  Net investment income.....................................     (101,977)       (25,273)
  Net realized gains........................................           --             --
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (101,977)       (25,273)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares..........................    2,677,330      2,367,296
  Net asset value of shares issued for reinvestment of
     dividends and distributions............................      101,977         25,273
  Cost of shares reacquired.................................   (1,681,850)    (1,390,807)
----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................    1,097,457      1,001,762
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................    1,888,702      3,093,035
NET ASSETS:
  Beginning of year.........................................    9,869,871      6,776,836
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $11,758,573    $ 9,869,871
----------------------------------------------------------------------------------------
* Note:
  Includes undistributed (overdistributed) net investment
     income of:.............................................      $(1,537)          $968
  Includes accumulated net investment loss of:..............           --             --
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------
                           FOR THE YEARS ENDED DECEMBER 31,

     AGGRESSIVE GROWTH FUND     INTERNATIONAL EQUITY FUND
    -------------------------   -------------------------
       2004          2003          2004          2003
---------------------------------------------------------
    $  (161,918)  $  (110,696)  $  (27,121)   $  (17,676)
        505,017        34,057      295,960       242,129
      2,563,072     3,179,928      218,211       472,947
---------------------------------------------------------
      2,906,171     3,103,289      487,050       697,400
---------------------------------------------------------
             --            --           --            --
             --            --     (194,734)     (249,674)
---------------------------------------------------------
             --            --     (194,734)     (249,674)
---------------------------------------------------------
     25,873,371    11,636,864        1,614         8,693
             --            --      194,734       249,674
     (3,424,165)   (3,612,589)    (637,857)     (660,990)
---------------------------------------------------------
     22,449,206     8,024,275     (441,509)     (402,623)
---------------------------------------------------------
     25,355,377    11,127,564     (149,193)       45,103
     17,102,581     5,975,017    3,326,723     3,281,620
---------------------------------------------------------
    $42,457,958   $17,102,581   $3,177,530    $3,326,723
---------------------------------------------------------
             --            --           --            --
        $(1,323)      $(1,373)     $(1,479)      $(1,293)
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              87

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

MONEY MARKET FUND                                    2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........        $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
  Net investment income......................         0.005        0.002        0.005        0.029        0.052
  Dividends from net investment income.......        (0.005)      (0.002)      (0.005)      (0.029)      (0.052)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................        $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)..............................          0.49%        0.18%        0.52%        2.91%        5.32%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............          $620         $733       $1,613       $2,806       $2,777
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3).............................          0.84%        0.95%        1.23%        1.25%        1.22%
  Net investment income......................          0.49         0.19         0.53         2.82         5.13
---------------------------------------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO(4)            2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........         $9.15        $8.69        $9.13        $9.70       $10.44
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income......................          0.48         0.52         0.53         0.65         0.73
  Net realized and unrealized gain (loss)....          0.14         0.50        (0.11)       (0.36)       (0.45)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........          0.62         1.02         0.42         0.29         0.28
---------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS FROM:
  Net investment income......................         (0.47)       (0.56)       (0.86)       (0.86)       (1.02)
---------------------------------------------------------------------------------------------------------------
Total Dividends..............................         (0.47)       (0.56)       (0.86)       (0.86)       (1.02)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................         $9.30        $9.15        $8.69        $9.13       $ 9.70
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)..............................          6.74%       11.73%        4.84%        3.17%        2.80%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............      $100,304      $94,572      $78,009      $79,399      $70,142
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...................................          0.76%(5)     0.76%        0.87%        0.76%        0.78%
  Net investment income......................          5.15         5.73         5.82         6.86         7.40
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................            57%*         54%*        149%         118%         102%
---------------------------------------------------------------------------------------------------------------

(1)  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
     Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)  The investment adviser and administrator voluntarily waived all or a portion of their fees and/or reimbursed expenses for the years ended
     December 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratios would have been 5.50%, 5.36%, 2.98%, 2.59% and 1.87%, respectively.
(3)  As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%. From time to time, the investment adviser may voluntarily waive additional fees and/or reimburse additional expenses to maintain a minimum yield threshold.
(4)  Per share amounts have been calculated using the monthly average shares method.
(5)  The investment adviser voluntarily waived a portion of its fees for the period ended December 31, 2004. If such fees were not voluntarily waived, the annualized expense ratio would have been substantially the same.
 *   Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been
     382% and 256% for the years ended December 31, 2004 and December 31, 2003, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

       ALL CAP VALUE FUND -- CLASS I SHARES          2004(1)         2003(1)         2002(1)          2001        2000
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................   $3.42           $2.49           $6.10          $10.90      $12.06
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss).....................   (0.00)*         (0.00)*         (0.02)           0.29        0.52
  Net realized and unrealized gain (loss)..........    0.19            0.93           (1.75)          (1.91)       1.35
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................    0.19            0.93           (1.77)          (1.62)       1.87
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income............................      --              --           (0.24)          (0.44)      (0.70)
  Net realized gains...............................      --              --           (1.60)          (2.74)      (2.33)
-----------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..................      --              --           (1.84)          (3.18)      (3.03)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................   $3.61           $3.42           $2.49          $ 6.10      $10.90
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)....................................    5.56%          37.35%         (30.65)%        (16.39)%     18.56%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................  $4,883          $5,351          $4,734          $8,676      $14,562
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................    1.44%(3)        1.51%           1.86%           0.97%       0.91%
  Net investment income (loss).....................   (0.05)          (0.18)          (0.44)           2.58        2.74
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................      30%             27%             45%             40%          0%
-----------------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO -- CLASS I SHARES(1)           2004           2003           2002           2001        2000
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................  $27.11         $21.41         $28.21         $32.40      $35.86
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................    0.47           0.34           0.32           0.34        0.36
  Net realized and unrealized gain (loss)..........    2.38           5.68          (6.57)         (4.26)      (3.61)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................    2.85           6.02          (6.25)         (3.92)      (3.25)
--------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income............................   (0.46)         (0.32)         (0.55)         (0.27)      (0.19)
  Net realized gains...............................      --             --             --             --       (0.02)
--------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..................   (0.46)         (0.32)         (0.55)         (0.27)      (0.21)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................  $29.50         $27.11         $21.41         $28.21      $32.40
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)....................................   10.52%         28.11%        (22.17)%       (12.12)%     (9.09)%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).................  $1,425         $1,218           $831           $897        $820
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................    0.34%(4)       0.34%          0.31%          0.23%       0.23%
  Net investment income............................    1.69           1.44           1.32           1.17        1.03
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................       1%             0%             2%             2%          2%
--------------------------------------------------------------------------------------------------------------------

(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
     Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)  The investment adviser voluntarily waived all or a portion of its management fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.45%.
(4)  The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.
 *   Amount represents less than $0.01 per share.

                                                                              89

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

   EQUITY INDEX PORTFOLIO -- CLASS II SHARES (1)       2004           2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................   $27.13         $21.43         $28.17         $32.36         $35.81
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................     0.42           0.28           0.24           0.27           0.26
  Net realized and unrealized gain (loss)..........     2.36           5.66          (6.54)         (4.26)         (3.59)
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................     2.78           5.94          (6.30)         (3.99)         (3.33)
-------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income............................    (0.39)         (0.24)         (0.44)         (0.20)         (0.10)
  Net realized gains...............................       --             --             --             --          (0.02)
-------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..................    (0.39)         (0.24)         (0.44)         (0.20)         (0.12)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................   $29.52         $27.13         $21.43         $28.17         $32.36
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)....................................    10.24%         27.74%        (22.37)%       (12.36)%        (9.32)%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).................     $227           $132            $86            $97            $72
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................     0.59%(3)       0.60%          0.56%          0.49%          0.50%
  Net investment income............................     1.50           1.18           0.97           0.91           0.76
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................        1%             0%             2%             2%             2%
-------------------------------------------------------------------------------------------------------------------------

(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
     Performance figures may reflect fee voluntary waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)  The investment adviser voluntarily waived a portion of its fee for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.

     ---------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS (CONTINUED)
     For a share of each class of beneficial interest outstanding throughout each year ended December 31:

    GROWTH & INCOME FUND -- CLASS I SHARES          2004(1)       2003(1)        2002         2001         2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............        $4.57         $3.52         $4.90        $7.92       $16.47
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................         0.04          0.01          0.00*        0.03         0.17
  Net realized and unrealized gain (loss).....         0.34          1.05         (1.14)       (1.04)        0.03
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........         0.38          1.06         (1.14)       (1.01)        0.20
-----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................        (0.04)        (0.01)        (0.02)       (0.12)       (0.32)
  Net realized gains..........................           --            --         (0.22)       (1.89)       (8.43)
-----------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions.............        (0.04)        (0.01)        (0.24)       (2.01)       (8.75)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................        $4.91         $4.57         $3.52        $4.90       $ 7.92
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...............................         8.38%        30.16%       (23.35)%     (13.14)%       4.52%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............      $11,759        $9,870        $6,777      $11,087      $16,159
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         1.07%(3)      1.27%         1.36%        0.94%        0.91%
  Net investment income.......................         0.95          0.36          0.04         0.31         1.08
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................           83%           63%           46%          81%          55%
-----------------------------------------------------------------------------------------------------------------

   AGGRESSIVE GROWTH FUND -- CLASS I SHARES         2004(1)       2003(1)       2002(1)       2001(1)(4)       2000(4)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............       $19.46        $13.89        $25.98         $178.99        $231.77
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.........................        (0.09)        (0.19)        (0.25)          (0.50)         (2.17)
  Net realized and unrealized gain (loss).....         1.86          5.76         (8.18)          (9.85)         66.22
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........         1.77          5.57         (8.43)         (10.35)         64.05
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains..........................           --            --         (3.66)        (142.66)       (116.83)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions...........................           --            --         (3.66)        (142.66)       (116.83)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $21.23        $19.46        $13.89         $ 25.98        $178.99
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...............................         9.10%        40.10%       (32.65)%         (5.32)%        27.27%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............      $21,706       $11,684        $5,975         $12,745        $18,646
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         1.04%(5)      1.56%         1.56%           1.18%          1.18%
  Net investment loss.........................        (0.47)        (1.16)        (1.25)          (0.97)         (0.90)
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            4%            3%            4%              0%           122%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements.
    Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The investment adviser voluntarily waived all or a portion of its fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.09%.
(4) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.
(5) The investment adviser voluntarily waived a portion of its advisory fee for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.
 *  Amount represents less than $0.01 per share.

                                                                              91

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For the share of each class of beneficial interest outstanding throughout each year or period ended December 31:

        AGGRESSIVE GROWTH FUND -- CLASS II SHARES(1)               2004        2003(2)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $19.35       $15.64
--------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.......................................        (0.14)       (0.13)
  Net realized and unrealized gain..........................         1.84         3.84
--------------------------------------------------------------------------------------
Total Income From Operations................................         1.70         3.71
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................       $21.05       $19.35
--------------------------------------------------------------------------------------
TOTAL RETURN(3).............................................         8.79%       23.72%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................      $20,752       $5,419
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................         1.28%(4)     1.64%+
  Net investment loss.......................................        (0.70)       (1.25)+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................            4%           3%
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period May 12, 2003 (inception date) to December 31, 2003.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements.
    Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment adviser voluntarily waived a portion of its advisory fee for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary waiver.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

  INTERNATIONAL EQUITY FUND -- CLASS I SHARES         2004(1)       2003       2002(1)      2001(1)(2)      2000(1)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............       $7.10        $6.11       $9.11        $192.64        $331.20
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss...........................       (0.06)       (0.03)      (0.07)         (0.05)         (1.92)
  Net realized and unrealized gain (loss).......        1.27         1.59       (1.87)        (59.15)        (53.92)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............        1.21         1.56       (1.94)        (59.20)        (55.84)
-------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.........................          --           --          --             --          (9.44)
  Net realized gains............................       (0.51)       (0.57)      (1.06)       (124.33)        (73.28)
-------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions...............       (0.51)       (0.57)      (1.06)       (124.33)        (82.72)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................       $7.80        $7.10       $6.11        $  9.11        $192.64
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3).................................       17.04%       25.63%     (21.82)%       (30.80)%       (18.90)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $3,178       $3,327      $3,282         $5,554        $11,022
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................        2.74%(4)     2.60%       2.54%          1.41%          1.41%
  Net investment loss...........................       (0.87)       (0.57)      (0.92)         (0.23)         (0.78)
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................          20%          30%         28%             0%             1%
-------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements.
    Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 2.78%.

                                                                              93

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Salomon Brothers Variable Money Market Fund ("Money Market Fund"),
Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value
Fund ("All Cap Value Fund"), Equity Index Portfolio, Salomon Brothers Variable
Growth & Income Fund ("Growth & Income Fund"), Salomon Brothers Variable
Aggressive Growth Fund ("Aggressive Growth Fund") (formerly known as Salomon
Brothers Variable Emerging Growth Fund) and Salomon Brothers Variable
International Equity Fund ("International Equity Fund") ("Fund(s)") are separate diversified investment funds of the Greenwich Street Series Fund ("Trust"). The
Trust, a Massachusetts business trust, is registered under the Investment
Company Act of 1940, as amended, ("1940 Act") as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION.  Securities traded on national securities markets are valued at the closing prices on such markets. Securities listed on the
NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in the over-the-counter market, securities for which no sale price was reported and U.S. government and agency obligations are valued at the mean between the closing bid and asked prices. Debt securities are valued at the mean between the quoted bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and future contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value. Money market instruments are valued at amortized cost, in accordance with
Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Money Market
Fund's use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     (B) REPURCHASE AGREEMENTS.  When entering into repurchase agreements, it is the Funds' policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

     (C) FUTURES CONTRACTS.  Certain Funds may enter into futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts. The Funds typically enter into such contracts to hedge a portion of the portfolio or as a substitution for buying and selling securities and as a cashflow management technique. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contract involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction.

     (D) FORWARD FOREIGN CURRENCY CONTRACTS.  Certain Funds may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

     (E) SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS.  Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions.
Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     (F) MORTGAGE DOLLAR ROLLS.  Certain Funds may enter into mortgage dollar roll transactions. A Fund enters into dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity)
securities to settle on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the price of securities repurchased. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the similar securities.

     (G) LOAN PARTICIPATIONS.  Certain Funds may invest in loans arranged through private negotiation between one or more financial institutions. A Fund's investment in any such loans may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loans in which it has purchased the participation. As a result, a
Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     (H) CONCENTRATION OF RISK.  Under normal market conditions, the Money
Market Fund invests at least 25% of its assets in short-term bank instruments.
Because of its concentration policy, the Fund may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives.

     (I) CREDIT AND MARKET RISK.  Certain Funds may invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk.
The Funds' investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. In addition, certain Funds may invest in foreign securities. The Funds' investments in foreign securities may involve risks not present in domestic investments.
Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S.
dollar can significantly affect the value of the investments and earnings of the
Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     (J) SECURITY TRANSACTIONS AND INVESTMENT INCOME.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium or accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence.
The cost of investments sold is determined by use of the specific identification method.

                                                                              95

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (K) FOREIGN CURRENCY TRANSLATION.  The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     (L) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.  For the Money Market Fund
dividends from net investment income, if any, are declared daily and paid on a monthly basis and distributions from net realized gains, if any, are declared at least annually. Dividends from net investment income and distributions from net realized gains to shareholders for the Diversified Strategic Income Portfolio,
Aggressive Growth Fund, All Cap Value Fund, Equity Index Portfolio, Growth &
Income Fund and International Equity Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

     (M) CLASS ACCOUNTING.  Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of certain Funds on the basis of daily net assets of each class.
Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

     (N) FEDERAL AND OTHER TAXES.  It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (O) RECLASSIFICATION.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, Diversified Strategic Income
Portfolio has reclassified $141,195 between accumulated net realized loss from investment transactions and overdistributed net investment income due to foreign currency transactions treated as ordinary income and income from mortgage-backed securities treated as capital gain/loss for tax purposes. All Cap Value Fund has reclassified $2,558 between paid-in-capital and accumulated net investment loss due to a tax operating loss and $146 between accumulated net investment loss and accumulated net realized loss from investment transactions due to book foreign currency transactions treated as ordinary loss for tax purposes. Equity Index
Portfolio has reclassified $166,734 between undistributed net investment income and accumulated net realized loss from investment transactions due to book/tax differences in the treatment of distributions from Real Estate Investment Trusts
("REITs"). Growth & Income Fund has reclassified $770 between overdistributed net investment income and accumulated net realized loss from investment transactions due to book/tax differences in the treatment of distributions from
REITs and $316 between paid-in capital and overdistributed net investment income due to a taxable overdistribution. Aggressive Growth Fund has reclassified
$161,968 between paid-in-capital and accumulated net investment loss due to a tax net operating loss. International Equity Fund has reclassified $16,840 between paid-in capital and accumulated net investment loss due to a tax net operating loss and $35 between accumulated net investment loss and paid-in capital due to distributions paid in connection with the redemption of fund shares. Also, $10,130 was reclassified between accumulated net realized gain from investment transactions and accumulated net investment loss due to a tax net operating loss offset against short-term capital gains for tax purposes and book foreign currency transactions treated as ordinary income for tax purposes.
These reclassifications have no effect on net assets or net asset values per share.

     2.  INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER
TRANSACTIONS

     The Trust, on behalf of the Money Market Fund, All Cap Value Fund, Growth &
Income Fund, Aggressive Growth Fund and International Equity Fund, has entered into investment advisory agreements with Salomon Brothers Asset Management Inc
("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup").
The Trust, on behalf of the Diversified Strategic Income Portfolio, has entered into an investment advisory agreement with Smith Barney Fund Management LLC
("SBFM"), another indirect wholly-owned subsidiary of Citigroup. The Trust, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with the Travelers Investment Management Company ("TIMCO"), another indirect wholly-owned subsidiary of Citigroup.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Under each investment advisory agreement, the Fund pays an investment advisory fee calculated at an annual rate of each respective Fund's average daily net assets. These fees are calculated daily and paid monthly.

     The respective advisers and the annual rates are as follows:

                                                                                   ADVISORY
                                                         ADVISER                   FEE RATE
-------------------------------------------------------------------------------------------
Money Market Fund                        Salomon Brothers Asset Management Inc       0.30%
Diversified Strategic Income Portfolio   Smith Barney Fund Management LLC            0.45
All Cap Value Fund                       Salomon Brothers Asset Management Inc       0.45
Equity Index Portfolio                   Travelers Investment Management Company     0.25
International Equity Fund                Salomon Brothers Asset Management Inc       0.85
-------------------------------------------------------------------------------------------

     Citigroup Asset Management Ltd. ("CAM Ltd.") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBFM calculated at an annual rate of 0.15% of the Fund's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to CAM Ltd.

     The Board of Trustees of the Trust approved amendments to the Advisory
Agreement between the Trust, on behalf of the Growth & Income Fund and the
Aggressive Growth Fund, and SBAM. Effective August 1, 2004, the advisory fee for the Growth & Income Fund and the Aggressive Growth Fund, which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

GROWTH & INCOME FUND:

                                                              ADVISORY
                     AVERAGE NET ASSETS                       FEE RATE
----------------------------------------------------------------------
First $1 billion............................................    0.450%
Next $1 billion.............................................    0.425%
Next $1 billion.............................................    0.400%
Next $1 billion.............................................    0.375%
Over $4 billion.............................................    0.350%
----------------------------------------------------------------------

AGGRESSIVE GROWTH FUND:

                                                              ADVISORY
                     AVERAGE NET ASSETS                       FEE RATE
----------------------------------------------------------------------
First $5 billion............................................    0.600%
Next $2.5 billion...........................................    0.575%
Next $2.5 billion...........................................    0.550%
Over $10 billion............................................    0.500%
----------------------------------------------------------------------

     The Trust, on behalf of each Fund, has also entered into administration agreements with SBFM. Under the agreements, each Fund pays an administration fee calculated at an annual rate of 0.20% of each Fund's respective average daily net assets; except for the Equity Index Portfolio, Growth & Income Fund and
International Equity Fund. The Equity Index Portfolio pays an administration fee calculated at an annual rate of 0.06% of its average daily net assets. These fees are calculated daily and paid monthly.

     The Board of Trustees of the Trust approved amendments to the
Administration Agreement between the Trust, on behalf of the Growth & Income
Fund and SBFM. Effective August 1, 2004, the administration fee for the Growth &
Income Fund,

                                                                              97

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

                                                              ADMINISTRATION
                     AVERAGE NET ASSETS                          FEE RATE
----------------------------------------------------------------------------
First $1 billion............................................       0.200%
Next $1 billion.............................................       0.175%
Next $1 billion.............................................       0.150%
Next $1 billion.............................................       0.125%
Over $4 billion.............................................       0.100%
----------------------------------------------------------------------------

     The Board of Trustees of the Trust approved amendments to the
Administration Agreement between the Trust, on behalf of the International
Equity Fund, and SBFM. Effective August 1, 2004, the International Equity Fund
will no longer pay an administration fee. Prior to August 1, 2004, International
Equity Fund paid an administration fee calculated at an annual rate of 0.20% of the Fund's daily average net assets. This fee was calculated daily and paid monthly.

     During the year ended December 31, 2004, the Money Market Fund had a voluntary expense limitation in place of 1.25%. In addition, investment advisory and administration fees were waived and other expenses were reimbursed in order to maintain a minimum yield threshold. Collectively, these arrangements resulted in waived investment advisory fees and administration fees of $552 and $1,403, respectively, and expense reimbursements of $29,218. These arrangements can be terminated at any time by SBFM. In addition, SBFM voluntarily waived a portion of its fees amounting to $1,552, $1,772, $185, $3,534, $1,374, $517, $1,483 for
the Money Market Fund, Diversified Strategic Income Portfolio, All Cap Value
Fund, Equity Index Portfolio, Growth & Income Fund, Aggressive Growth Fund and
International Equity Fund, respectively.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2004, the Funds paid transfer agent fees totaling
$15,202 to CTB. The totals for each Fund were as follows:

                                                              TRANSFER AGENT
----------------------------------------------------------------------------
Money Market Fund...........................................      $   22
Diversified Strategic Income Portfolio......................       5,000
All Cap Value Fund..........................................          40
Equity Index Portfolio......................................      10,000
Growth & Income Fund........................................          49
Aggressive Growth Fund......................................          59
International Equity Fund...................................          32
----------------------------------------------------------------------------

     Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Trust's distributor.

     The Trust, on behalf of the All Cap Value Fund, Equity Index Portfolio,
Growth & Income Fund, Aggressive Growth Fund and International Equity Fund,
adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Funds'
Class II shares. The Plan provides that the Trust, on behalf of the Funds, shall pay CGM a fee up to 0.25% of the average daily net assets of the Fund attributable to Class II shares. As of December 31, 2004, the All Cap Value,
Growth & Income Fund and International Equity Fund had not issued any Class II shares.

     For the year ended December 31, 2004, brokerage commissions of $30, $15 and
$500 were paid by the All Cap Value Fund, Growth & Income Fund and Aggressive
Growth Fund, respectively, to CGM and its affiliates.

     No officer, Trustee or employee of CGM or any of the Funds' advisers or sub-advisers, or its affiliates receives any compensation from the Trust for serving as a Trustee or officer of the Trust.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

                                                               PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $ 58,889,888   $52,336,909
All Cap Value Fund..........................................     1,482,749     2,259,296
Equity Index Portfolio......................................   150,425,935    17,887,715
Growth & Income Fund........................................     9,442,502     8,569,414
Aggressive Growth Fund......................................    21,572,518     1,056,572
International Equity Fund...................................       613,653     1,381,357
----------------------------------------------------------------------------------------

     At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                            APPRECIATION   DEPRECIATION     APPRECIATION
---------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio....................  $ 4,489,616    $    (764,934)   $ 3,724,682
All Cap Value Fund........................................      808,586         (171,762)       636,824
Equity Index Portfolio....................................  272,850,475     (205,206,487)    67,643,988
Growth & Income Fund......................................    2,217,602         (242,587)     1,975,015
Aggressive Growth Fund....................................    5,207,145       (3,404,423)     1,802,722
International Equity Fund.................................    1,103,838          (69,258)     1,034,580
---------------------------------------------------------------------------------------------------------

     At December 31, 2004, the Diversified Strategic Income Portfolio and Equity
Index Portfolio had the following open futures contracts:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                              NUMBER OF   EXPIRATION     BASIS        MARKET     UNREALIZED
                                              CONTRACTS      DATE        VALUE        VALUE         GAIN
------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
U.S. Treasury 20 Year Bonds.................     22          3/05      $2,468,549   $2,475,000     $ 6,451
------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
U.S. Treasury 2 Year Notes..................     25          3/05       5,243,698    5,239,844       3,854
U.S. Treasury 5 Year Notes..................     24          3/05       2,637,423    2,628,750       8,673
U.S. Treasury 10 Year Notes.................     24          3/05       2,698,703    2,686,500      12,203
------------------------------------------------------------------------------------------------------------
                                                                                                    24,730
------------------------------------------------------------------------------------------------------------
NET UNREALIZED GAIN ON OPEN
  FUTURES CONTRACTS.........................                                                       $31,181
------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO

                                             NUMBER OF   EXPIRATION      BASIS        MARKET      UNREALIZED
                                             CONTRACTS      DATE         VALUE         VALUE         GAIN
------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
S&P 500 Index..............................    207          3/05      $62,137,881   $62,808,975    $671,094
------------------------------------------------------------------------------------------------------------

                                                                              99

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2004, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                            LOCAL       MARKET        SETTLEMENT   UNREALIZED
                    FOREIGN CURRENCY                      CURRENCY      VALUE            DATE         LOSS
-------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
Euro....................................................  5,612,771   $5,663,913       2/24/05      $(51,142)
Swedish Krona...........................................  2,564,778    2,574,168       2/24/05        (9,390)
-------------------------------------------------------------------------------------------------------------
NET UNREALIZED LOSS ON OPEN FORWARD FOREIGN CURRENCY
  CONTRACTS.............................................                                            $(60,532)
-------------------------------------------------------------------------------------------------------------

     During the year ended December 31, 2004, Diversified Strategic Income
Portfolio entered into mortgage dollar roll transactions in the aggregate amount of $300,772,414. For the year ended December 31, 2004, the Fund recorded interest income of $893,057 related to such transactions. At December 31, 2004, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $30,681,811 for scheduled settlements on January 13, 2005.

     4.  CLASS SPECIFIC EXPENSES

     Pursuant to a Rule 12b-1 Distribution Plan, the Equity Index Portfolio,
Aggressive Growth Fund, All Cap Value Fund, Growth & Income Fund and
International Equity Fund each pay a distribution fee calculated at an annual rate of 0.25% of the average daily net assets of Class II shares for each respective Fund. As of December 31, 2004, no Class II shares were issued for All
Cap Value Fund, Growth & Income Fund and International Equity Fund. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................       --   $460,311
Aggressive Growth Fund......................................       --     32,293
--------------------------------------------------------------------------------

     For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................  $5,010     $5,009
Aggressive Growth Fund......................................      88         77
--------------------------------------------------------------------------------

     For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................  $91,434   $18,929
Aggressive Growth Fund......................................    3,050     3,433
--------------------------------------------------------------------------------

     5.  DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS BY CLASS

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Net investment income.......................................     $     3,427         $     2,102
----------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Net investment income.......................................     $ 4,799,696         $ 5,436,874
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Net investment income.......................................     $21,936,892         $14,014,952
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Net investment income.......................................     $ 2,962,652         $ 1,172,188
----------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND -- CLASS I SHARES
Net investment income.......................................     $   101,977         $    25,273
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND -- CLASS I SHARES
Net realized gains..........................................     $   194,734         $   249,674
----------------------------------------------------------------------------------------------------

For the years ended December 31, 2004 and 2003, the All Cap Value Fund and
Aggressive Growth Fund did not make any distributions.

     6.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The All Cap
Value Fund, Equity Index Portfolio, Growth & Income Fund, Aggressive Growth Fund
and International Equity Fund have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     On August 30, 2002, the All Cap Value Fund, Aggressive Growth Fund, Growth
& Income Fund and International Equity Portfolio created a separate class of shares designated as Class II shares. Prior to that date, these Funds issued one class of shares, which, as of August 30, 2002, has been designated as Class I shares. As of December 31, 2004, the All Cap Value Fund, Growth & Income Fund
and International Equity Portfolio had not issued any Class II shares.

     Transactions in shares for each Fund were as follows:

                                                           YEAR ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2004          DECEMBER 31, 2003*
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
MONEY MARKET FUND
Shares sold.......................................     311,293   $    311,293      222,429   $    222,429
Shares issued on reinvestment.....................       3,427          3,427        2,102          2,102
Shares reacquired.................................    (427,547)      (427,547)  (1,105,190)    (1,105,190)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................    (112,827)  $   (112,827)    (880,659)  $   (880,659)
=========================================================================================================
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.......................................   1,370,414   $ 12,777,163    1,873,396   $ 17,292,798
Shares issued on reinvestment.....................     517,828      4,799,696      594,395      5,436,874
Shares reacquired.................................  (1,436,108)   (13,390,612)  (1,107,748)   (10,144,262)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     452,134   $  4,186,247    1,360,043   $ 12,585,410
=========================================================================================================
ALL CAP VALUE FUND -- CLASS I SHARES
Shares sold.......................................      21,044   $     71,722       31,746   $     96,128
Shares reacquired.................................    (231,594)      (802,316)    (369,115)    (1,078,334)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................    (210,550)  $   (730,594)    (337,369)  $   (982,206)
=========================================================================================================
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.......................................   4,668,053   $129,139,424    6,952,287   $163,274,558
Shares issued on reinvestment.....................     743,910     21,936,892      519,680     14,014,952
Shares reacquired.................................  (2,029,271)   (56,382,704)  (1,350,322)   (31,299,860)
---------------------------------------------------------------------------------------------------------
Net Increase......................................   3,382,692   $ 94,693,612    6,121,645   $145,989,650
=========================================================================================================

                                                                             101

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                           YEAR ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2004          DECEMBER 31, 2003*
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.......................................   3,314,334   $ 89,913,691    1,098,075   $ 26,262,235
Shares issued on reinvestment.....................     100,387      2,962,652       43,431      1,172,188
Shares reacquired.................................    (610,686)   (17,046,282)    (269,437)    (6,260,730)
---------------------------------------------------------------------------------------------------------
Net Increase......................................   2,804,035   $ 75,830,061      872,069   $ 21,173,693
=========================================================================================================
GROWTH & INCOME FUND -- CLASS I SHARES
Shares sold.......................................     578,485   $  2,677,330      582,809   $  2,367,296
Shares issued on reinvestment.....................      20,749        101,977        5,543         25,273
Shares reacquired.................................    (367,287)    (1,681,850)    (352,818)    (1,390,807)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     231,947   $  1,097,457      235,534   $  1,001,762
=========================================================================================================
AGGRESSIVE GROWTH FUND -- CLASS I SHARES
Shares sold.......................................     523,041   $ 10,418,783      268,051   $  4,743,449
Shares reacquired.................................    (101,052)    (2,029,612)     (97,825)    (1,675,342)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     421,989   $  8,389,171      170,226   $  3,068,107
=========================================================================================================
AGGRESSIVE GROWTH FUND -- CLASS II SHARES
Shares sold.......................................     777,437   $ 15,454,588      385,096   $  6,893,415
Shares reacquired.................................     (71,755)    (1,394,553)    (105,042)    (1,937,247)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     705,682   $ 14,060,035      280,054   $  4,956,168
=========================================================================================================
INTERNATIONAL EQUITY FUND -- CLASS I SHARES
Shares sold.......................................         215   $      1,614        1,310   $      8,693
Shares issued on reinvestment.....................      25,030        194,734       35,264        249,674
Shares reacquired.................................     (86,286)      (637,857)    (105,364)      (660,990)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................     (61,041)  $   (441,509)     (68,790)  $   (402,623)
=========================================================================================================

* For Aggressive Growth Fund -- Class II Shares, transactions are for the period
  May 15, 2003 (inception date) to December 31, 2003.

     7.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal year ended
December 31, 2004 was as follows:

                                             DIVERSIFIED
                            MONEY MARKET   STRATEGIC INCOME   EQUITY INDEX   GROWTH & INCOME   INTERNATIONAL EQUITY
                                FUND          PORTFOLIO        PORTFOLIO        PORTFOLIO              FUND
-------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income.........     $3,427         $4,799,696      $24,899,544       $101,977                   --
  Net long-term capital
     gains................         --                 --               --             --             $194,734
-------------------------------------------------------------------------------------------------------------------
Total Distributions
  Paid....................     $3,427         $4,799,696      $24,899,544       $101,977             $194,734
-------------------------------------------------------------------------------------------------------------------

     The character of distributions paid during the fiscal year ended December
31, 2003 was as follows:

                                             DIVERSIFIED
                            MONEY MARKET   STRATEGIC INCOME   EQUITY INDEX   GROWTH & INCOME   INTERNATIONAL EQUITY
                                FUND          PORTFOLIO        PORTFOLIO        PORTFOLIO              FUND
-------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income.........     $2,102         $5,436,874      $15,187,140        $25,273                   --
  Net long-term capital
     gains................         --                 --               --             --             $249,674
-------------------------------------------------------------------------------------------------------------------
Total Distributions
  Paid....................     $2,102         $5,436,874      $15,187,140        $25,273             $249,674
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the years ended December 31, 2004 and 2003, the All Cap Value Fund and
Aggressive Growth Fund did not make any distributions.

     As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                  DIVERSIFIED
                                 MONEY MARKET   STRATEGIC INCOME   ALL CAP VALUE   EQUITY INDEX   GROWTH & INCOME
                                     FUND          PORTFOLIO           FUND         PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Undistributed ordinary
  income -- net................    $ 1,159        $   301,097       $        --    $     51,506     $       --
Undistributed long-term capital
  gains -- net.................         --                 --                --              --             --
-----------------------------------------------------------------------------------------------------------------
Total undistributed earnings...      1,159            301,097                --          51,506             --
Capital loss carryforward(1)...         --         (8,444,579)       (1,169,194)    (30,303,104)      (889,664)
Other book/tax temporary
  differences(2)...............     (1,159)          (531,337)          (22,656)       (672,905)        (1,537)
Unrealized appreciation(3).....         --          3,713,406           636,824      68,315,082      1,975,015
-----------------------------------------------------------------------------------------------------------------
Total Accumulated Earnings
  (Losses).....................    $    --        $(4,961,413)      $  (555,026)   $ 37,390,579     $1,083,814
-----------------------------------------------------------------------------------------------------------------

                                                              AGGRESSIVE    INTERNATIONAL EQUITY
                                                              GROWTH FUND           FUND
------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net........................  $       --         $       --
Undistributed long-term capital gains -- net................          --             69,476
------------------------------------------------------------------------------------------------
Total undistributed earnings................................          --             69,476
Capital loss carryforward(1)................................    (595,724)                --
Other book/tax temporary differences(2).....................      (5,078)            (1,479)
Unrealized appreciation(3)..................................   1,802,722          1,036,167
------------------------------------------------------------------------------------------------
Total Accumulated Earnings (Losses).........................  $1,201,920         $1,104,164
------------------------------------------------------------------------------------------------

(1) On December 31, 2004, the Funds had net capital loss carryforwards as follows:

                            DIVERSIFIED
                          STRATEGIC INCOME   ALL CAP VALUE   EQUITY INDEX   GROWTH & INCOME   AGGRESSIVE
YEAR OF EXPIRATION           PORTFOLIO           FUND         PORTFOLIO        PORTFOLIO      GROWTH FUND
---------------------------------------------------------------------------------------------------------
12/31/2008..............     $1,781,808               --              --             --              --
12/31/2009..............      4,543,816               --              --             --              --
12/31/2010..............      2,118,955       $  897,281     $30,303,104       $244,984        $595,724
12/31/2011..............             --          271,913              --        644,680              --
---------------------------------------------------------------------------------------------------------
                             $8,444,579       $1,169,194     $30,303,104       $889,664        $595,724
---------------------------------------------------------------------------------------------------------

   These amounts will be available to offset any future taxable capital gains.

(2) Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the differences in the book/tax treatment of various items.

(3) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax cost basis on real-estate investment trusts.

     8.  ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the
Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup
Asset Management ("CAM"), the Citigroup business unit that includes the funds'
investment manager and other investment advisory companies; Citicorp Trust Bank
("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

                                                                             103

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various
CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005,
Citigroup stated that it had established an aggregate reserve of $196 million
($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

     9.  LEGAL MATTERS

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the
"Distributor") and a number of its affiliates, including Smith Barney Fund
Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"),
substantially all of the mutual funds managed by the Advisers, including the
Fund (the "Funds"), and directors or trustees of the Funds (collectively, the
"Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and
Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging
Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys'
fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the "Complaint")
was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the
Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers Variable Money Market Fund,
Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value
Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund,
Salomon Brothers Variable Aggressive Growth Fund (formerly Salomon Brothers
Variable Emerging Growth Fund) and Salomon Brothers Variable International
Equity Fund of Greenwich Street Series Fund ("Trust") as of December 31, 2004,
and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Salomon Brothers Variable Money Market Fund, Diversified Strategic Income
Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio,
Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable
Aggressive Growth Fund and Salomon Brothers Variable International Equity Fund
of Greenwich Street Series Fund as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            [KPMG LLP SIGNATURE]

New York, New York
February 18, 2005

                                                                             105

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Greenwich Street Series Fund ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of
Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent
(Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND BIRTH YEAR        TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
NON-INTERESTED TRUSTEES:
Dwight B. Crane                     Trustee        Since   Professor, Harvard Business           50                None
Harvard Business School                            1995    School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Burt N. Dorsett                     Trustee        Since   President of Dorsett McCabe           27                None
The Stratford #702                                 1991    Capital Management Inc. (from
5601 Turtle Bay Drive                                      1986 to 2004); Chief Investment
Naples, FL 34108                                           Officer of Leeb Capital
Birth Year: 1930                                           Management, Inc. (from 1999 to
                                                           2003)
Elliot S. Jaffe                     Trustee        Since   Chairman of the Board of The          27       The Dress Barn, Inc.
The Dress Barn, Inc.                               1991    Dress Barn, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Birth Year: 1926

Stephen E. Kaufman                  Trustee        Since   Attorney                              51                None
Stephen E. Kaufman PC                              1995
277 Park Avenue, 47th Floor
New York, NY 10172
Birth Year: 1932

Cornelius C. Rose, Jr.              Trustee        Since   Chief Executive Officer of            27                None
P.O. Box 5388                                      1991    Performance Learning Systems
West Lebanon, NH 03784
Birth Year: 1932

INTERESTED TRUSTEE:
R. Jay Gerken**                    Chairman,       Since   Managing Director of Citigroup       219                None
Citigroup Asset Management       President and     2002    Global Markets Inc. ("CGM");
("CAM")                              Chief                 Chairman, President and Chief
399 Park Avenue                    Executive               Executive Officer of Smith
4th Floor                           Officer                Barney Fund Management LLC
New York, NY 10022                                         ("SBFM"), Travelers Investment
Birth Year: 1951                                           Adviser, Inc. ("TIA") and Citi
                                                           Fund Management Inc. ("CFM");
                                                           President and Chief Executive
                                                           Officer of certain mutual funds
                                                           associated with Citigroup Inc.
                                                           ("Citigroup"); Formerly,
                                                           Portfolio Manager of Smith
                                                           Barney Allocation Series Inc.
                                                           (from 1996 to 2001) and Smith
                                                           Barney Growth and Income Fund
                                                           (from 1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND BIRTH YEAR        TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
OFFICERS:
Andrew B. Shoup                   Senior Vice      Since   Director of CAM; Senior Vice         N/A                 N/A
CAM                                President       2003    President and Chief
125 Broad Street                   and Chief               Administrative Officer of mutual
11th Floor                       Administrative            funds associated with Citigroup;
New York, NY 10004                  Officer                Head of International Funds
Birth Year: 1956                                           Administration of CAM (from 2001
                                                           to 2003); Director of Global
                                                           Funds Administration of CAM
                                                           (from 2000 to 2001); Head of
                                                           U.S. Citibank Funds
                                                           Administration of CAM (from 1998
                                                           to 2000)
Kaprel Ozsolak                       Chief         Since   Vice President of CGM; Chief         N/A                 N/A
CAM                                Financial       2004    Financial Officer and Treasurer
125 Broad Street 11th Floor       Officer and              of certain mutual funds
New York, NY 10004                 Treasurer               associated with Citigroup;
Birth Year: 1965                                           Controller of certain funds
                                                           associated with Citigroup (from
                                                           2002 to 2004)
Olivier Asselin                  Vice President    Since   Investment Officer of CAM Ltd        N/A                 N/A
Citigroup Asset Management       and Investment    2002
Limited ("CAM Ltd")                 Officer
Citigroup Centre
Canada Square
Canary Wharf, London
E14 5LB
Birth Year: 1963

Kevin Caliendo                   Vice President    Since   Managing Director of CGM             N/A                 N/A
CAM                              and Investment    2002    Investment Officer of SBFM
399 Park Avenue                     Officer
New York, NY 10022
Birth Year: 1970

Richard A. Freeman               Vice President    Since   Managing Director of CGM and         N/A                 N/A
CAM                              and Investment    2004    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1953

John G. Goode                    Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    1993    Investment Officer of SBFM
One Sansome Street                  Officer
36th Floor
San Francisco, CA 94104
Birth Year: 1944

Martin R. Hanley                 Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    2001    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1965

Michael A. Kagan                 Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    2000    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1960

John Lau                         Vice President    Since   Investment Officer of TIMCO          N/A                 N/A
TIMCO                            and Investment    2000
100 First Stamford Place            Officer
7th Floor
Stamford CT 06902
Birth Year: 1965

                                                                             107

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND BIRTH YEAR        TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
Roger M. Lavan                   Vice President    Since   Managing Director of Salomon         N/A                 N/A
CAM                              and Investment    2002    Brothers Asset Management Inc
399 Park Avenue                     Officer                ("SBAM")
4th Floor
New York, NY 10022
Birth Year: 1963

Beth A. Semmel, CFA              Vice President    Since   Managing Director of SBAM            N/A                 N/A
CAM                              and Investment    2002
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1960

Peter J. Wilby, CFA              Vice President    Since   Managing Director and Chief          N/A                 N/A
CAM                              and Investment    2002    Investment Officer of SBAM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Birth Year: 1958

David M. Zahn                    Vice President    Since   Investment Officer of CAM Ltd        N/A                 N/A
CAM Ltd                          and Investment    2002
Citigroup Centre                    Officer
Canada Square
7th Floor
Canary Wharf, London
E14 5LB
Birth Year: 1970

Andrew Beagley                       Chief         Since   Director of CGM (since 2000);        N/A                 N/A
CAM                                Anti-Money      2002    Director of Compliance, North
399 Park Avenue                    Laundering              America, CAM (since 2000); Chief
4th Floor                          Compliance              Anti-Money Laundering Compliance
New York, NY 10022                  Officer                Officer, Chief Compliance
Birth Year: 1962                                           Officer and Vice President of
                                     Chief         Since   certain mutual funds associated
                                   Compliance      2004    with Citigroup; Director of
                                    Officer                Compliance, Europe, the Middle
                                                           East and Africa, CAM (from 1999
                                                           to 2000); Chief Compliance
                                                           Officer, SBFM, CFM, TIA, Salomon
                                                           Brothers Asset Management
                                                           Limited, Smith Barney Global
                                                           Capital Management Inc.
Robert I. Frenkel                Secretary and     Since   Managing Director and General        N/A                 N/A
CAM                               Chief Legal      2003    Counsel of Global Mutual Funds
300 First Stamford Place            Officer                for CAM and its predecessor
4th Floor                                                  (since 1994); Secretary and
Stamford, CT 06902                                         Chief Legal Officer of mutual
Birth Year: 1954                                           funds associated with Citigroup

---------------

 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

 **Mr. Gerken is an "interested person" of the Trust as defined in the
   Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

--------------------------------------------------------------------------------
 IMPORTANT TAX INFORMATION (UNAUDITED)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

                                                               DIVERSIFIED STRATEGIC       EQUITY INDEX
                                           MONEY MARKET FUND     INCOME PORTFOLIO           PORTFOLIO
------------------------------------------------------------------------------------------------------------
Record Date..............................         Daily        6/24/2004  12/27/2004  6/24/2004   12/27/2004
Payable Date.............................       Monthly        6/25/2004  12/28/2004  6/25/2004   12/28/2004
------------------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
  Received Deduction for Corporations....            --            1.43%          --    100.00%      100.00%
------------------------------------------------------------------------------------------------------------
Interest from Federal Obligations........        51.85%               --          --         --           --
------------------------------------------------------------------------------------------------------------

                                                                                     SALOMON BROTHERS
                                                                SALOMON BROTHERS         VARIABLE
                                                                 VARIABLE GROWTH      INTERNATIONAL
                                                                 AND INCOME FUND     EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------
Record Date.................................................  6/24/2004  12/27/2004     12/27/2004
Payable Date................................................  6/25/2004  12/28/2004     12/28/2004
-----------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received
  Deduction for Corporations................................    100.00%     100.00%             --
-----------------------------------------------------------------------------------------------------
Long-Term Capital Gains.....................................         --          --        $0.5083
-----------------------------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

                                                                             109

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

TRUSTEES

Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, CFA
   Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

Oliver Asselin
Vice President and
Investment Officer

Kevin Caliendo
Vice President and
Investment Officer

Richard A. Freeman
Vice President and
Investment Officer

John G. Goode
Vice President and
Investment Officer

Martin R. Hanley
Vice President and
Investment Officer

Michael A. Kagan
Vice President and
Investment Officer

John Lau
Vice President and
Investment Officer

Roger M. Lavan
Vice President and
Investment Officer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

David M. Zahn
Vice President and
Investment Officer
OFFICERS (CONT'D.)

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISERS

Smith Barney Fund Management LLC
Salomon Brothers Asset Management Inc
Travelers Investment Management Company

ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

SUB-TRANSFER AGENT

PFPC Inc.

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

EQUITY INDEX PORTFOLIO

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

The Funds are separate investment funds of the Greenwich Street Series Fund, a
Massachusetts business trust.

                                        This report is submitted for the general
                                        information of the owners of the
                                        Greenwich Street Series Fund and is not
                                        for use with the general public.

                                        THIS REPORT MUST BE PRECEDED OR
                                        ACCOMPANIED BY A FREE PROSPECTUS.
                                        INVESTORS SHOULD CONSIDER THE FUNDS'
                                        INVESTMENT OBJECTIVES, RISKS, CHARGES
                                        AND EXPENSES CAREFULLY BEFORE INVESTING.
                                        THE PROSPECTUS CONTAINS THIS AND OTHER
                                        INFORMATION ABOUT THE FUNDS. PLEASE READ
                                        THE PROSPECTUS CAREFULLY BEFORE
                                        INVESTING.

                                        Information on how the Funds voted
                                        proxies relating to portfolio securities
                                        during the 12-month period ended June
                                        30, 2004 and a description of the
                                        policies and procedures that the Funds
                                        use to determine how to vote proxies
                                        relating to portfolio securities is
                                        available (1) without charge, upon
                                        request, by calling 1-800-451-2010, (2)
                                        on the Funds' website at
                                        www.citigroupAM.com and (3) on the SEC's
                                        website at www.sec.gov.

                                        The Funds file their complete schedule
                                        of portfolio holdings with Securities
                                        Exchange Commission for the first and
                                        third quarters of each fiscal year on
                                        Form N-Q. The Funds' Forms N-Q are
                                        available on the Commission's website at
                                        www.sec.gov. The Funds' Forms N-Q may be
                                        reviewed and copied at the Commission's
                                        Public Reference Room in Washington
                                        D.C., and information on the operation
                                        of the Public Reference Room may be
                                        obtained by calling 1-800-SEC-0330. To
                                        obtain information on Form N-Q from the
                                        Funds, shareholders can call
                                        1-800-451-2010.

                                        S-6223 P (2/05)                  05-7904

          Greenwich Street Series Fund Annual Report

                                      Intermediate High Grade Portfolio

                                                 Appreciation Portfolio

                                            Fundamental Value Portfolio

                                                      December 31, 2004

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN.......................................    1
INTERMEDIATE HIGH GRADE PORTFOLIO:

APPRECIATION PORTFOLIO:

FUNDAMENTAL VALUE PORTFOLIO:

SCHEDULES OF INVESTMENTS:

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]
                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in
November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive, but weaker, results.
International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board ("Fed")(i) continued to incrementally raise the federal funds rate.(ii)

Within this environment, the portfolios performed as follows(1):

                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                                                              6 MONTHS  12 MONTHS
  Intermediate High Grade Portfolio                              1.55%      0.65%

  Lehman Brothers Government/Credit Bond Index                   4.39%      4.19%

  Lipper Variable Corporate Debt-Funds A-Rated Funds
    Category Average                                             4.30%      4.22%

  Appreciation Portfolio                                         5.31%      8.79%

  S&P 500 Index                                                  7.19%     10.87%

  Lipper Variable Large-Cap Core Funds Category Average          6.18%      8.59%

  Fundamental Value Portfolio                                    3.29%      8.22%

  S&P 500 Index                                                  7.19%     10.87%

  Lipper Variable Multi-Cap Core Funds Category Average          8.03%     12.06%

     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE.  PAST PERFORMANCE
     IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE
     HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND
     INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN
     REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE FIGURES MAY REFLECT REIMBURSEMENTS AND/OR FEE WAIVERS,
     WITHOUT WHICH THE PERFORMANCE WOULD HAVE BEEN LOWER.

     FUND RETURNS ASSUME THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL
     GAINS DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF ALL FUND
     EXPENSES.

     Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 37 funds for the six-month period and among the
     36 funds for the 12-month period in the variable corporate debt-funds
     A-rated funds category. Returns were calculated among the 216 funds for the six-month period and among the 216 funds for the 12-month period in the variable large-cap core funds category. Returns were calculated among the 141 funds for the six-month period and among the
     139 funds for the 12-month period in the variable multi-cap core funds category.

(1)  Each fund is a separate investment series of Greenwich Street Series Funds, a Massachusetts Business Trust. The funds are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The funds' performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the funds. PAST PERFORMANCE IS
     NO GUARANTEE OF FUTURE RESULTS.

                                                                               1

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends.
Although a series of one-off events - surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc.--undoubtedly restrained growth in 2004, the economy proved resilient enough to grow an average of 4.0% over the past four quarters.(iii)

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUNDS

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the
Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange
Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp
Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the "Additional Information" note in the Notes to the
Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 1, 2005

(i)  The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(ii)  The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(iii)  As measured by gross domestic product ("GDP"), a market value of goods and services produced by labor and property in a given country. Source:
       Bureau of Economic Analysis, U.S. Department of Commerce, December 22,
       2004.

2

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

INTERMEDIATE HIGH GRADE PORTFOLIO

For the 12 months ended December 31, 2004, the Intermediate High Grade Portfolio
returned 0.65%. These shares underperformed the fund's unmanaged benchmark, the
Lehman Brothers Government/Credit Bond Index(i), which returned 4.19% for the same period. In comparison, the Lipper Variable Corporate Debt-Funds A-Rated
Funds Category Average(1) was 4.22%.

MARKET OVERVIEW

At the outset of the year, sentiment was rather universal that interest rates would rise as the year unfolded, and they did. The two-year Treasury yield rose roughly 1.25% as the Fed(ii) began to raise the federal funds target(iii) rate at the end of June. This was followed by a series of four additional 25 basis point(iv) moves, bringing the rate to 2.25% by year end. At the end of the fund's reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Coupled with the Fed seeking to normalize the yield curve(v), oil prices surprisingly rose roughly 40.0% peaking at $55 a barrel for west Texas intermediate crude. In addition, the U.S. dollar fell
7.75% and 4.5% versus the euro and yen, respectively, and 10-year U.S. Treasury yields ended the year almost exactly where they began. A mid-year inflation scare pushed yields up to 4.8%, only to fall back to 4.0%. Looking at the year as a whole, the worst total return performer along the U.S. Treasury yield curve was the 2-year segment, delivering a paltry 89 basis points. In contrast, investments in 10- and 30-year issues returned 4.90% and 8.87%, respectively.

Many events influenced the fixed income market over the year, but none were enough to disturb the rally in the longer-dated end of the market as the curve flattened dramatically (short-term yields rising more than long-term yields).
Even in the face of a Fed that had launched a tightening cycle, ongoing demand by foreign investors, transparency by the Fed as to their intentions and timing, relatively contained inflation and a desire to find some yield all led to better than expected performance in the 10- and 30-year sectors.

The economic data released during the fourth quarter of 2004 showed modest economic growth, respectable employment numbers and manageable inflation. Total returns for straight U.S. Treasury investors were nothing to write home about this year. Investors in the intermediate Treasury arena saw total returns in the
2.0% range. It took an investment out past 10 years to obtain total returns of
4.9%. Indeed, not until you went out past the 5-year maturity sector did returns offer anything meaningful. Agencies, for all their headline risk, far outperformed Treasuries as intermediate agencies returned 2.85%. While regulatory risk did not subside to any great degree, the agency market has come to embrace the notion that, whatever the outcome, it will result in greater oversight, stronger capital positions and will be bondholder friendly.

FACTORS THAT INFLUENCED FUND PERFORMANCE

The quest for yield was evident throughout the year. Corporate bonds and mortgage-backed securities were the best performing sectors, as their yields are the highest within the investment grade universe. Our allocations to these sectors contributed to the fund performance.

During the year, we were not seduced by the notion that one can be successful by trying to capture every short-term move in the market (for example, by focusing one day on currency markets or hedge fund activity and another on China potentially revaluing its currency or on geopolitical risks). Instead, we focused on the things you can measure: data we believed the Fed was looking at and the most important basket of information the central bank (and to some extent the market) used to determine the direction of interest rates.
Unquantifiable risks in the market continue to remind us that one should not lose sight of the fact that fundamentals determine longer-term interest rate trends.

(1)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 36 funds in the fund's Lipper category.
                                                                               3

Thank you for your investment in the Intermediate High Grade Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

-s-Eugene J. Kirkwood

Eugene J. Kirkwood
Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's portfolio composition (as a percentage of net assets) as of December 31, 2004 was: Corporate Bonds & Notes
(40.0%); U.S. Treasury Obligations (25.9%); U.S. Government Agencies (22.1%);
Mortgage-Backed Securities (7.4%); International Notes (3.8%); Repurchase
Agreement (0.1%). The fund's portfolio composition is subject to change at any time.

RISKS: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. As interest rates rise, bond prices fall, reducing the value of the fund's share price.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
(i)  The Lehman Brothers Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).
(ii)  The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(iii)  The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(iv)  A basis point is one one-hundredth (1/100 or 0.01) of one percent.
(v)  The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- INTERMEDIATE HIGH GRADE PORTFOLIO (UNAUDITED)

(GRAPH)

                                       DECEMBER 31, 2004      JUNE 30, 2004
                                       -----------------      -------------
Corporate Bonds & Notes                       40.3                 33.0
U.S. Treasury Obligations                     26.1                 29.9
U.S. Government Agencies                      22.2                 24.8
Mortgage-Backed Securities                     7.5                  8.7
International Notes                            3.8                  3.6
Repurchase Agreement                           0.1                  0.0

                                                                               5

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/04
(UNAUDITED)
                                      [INTERMEDIATE HIGH GRADE PORTFOLIO LINE
                                      GRAPH]

                                                          LEHMAN BROTHERS
               INTERMEDIATE HIGH GRADE PORTFOLIO    GOVERNMENT/CREDIT BOND INDEX
               ---------------------------------    ----------------------------
12/94                        10000                             10000
12/95                        11776                             11925
12/96                        11976                             12270
12/97                        13014                             13467
12/98                        13898                             14743
12/99                        13385                             14426
12/00                        14701                             16135
12/01                        15787                             17508
12/02                        17105                             19440
12/03                        17383                             20348
12/04                        17495                             21200

-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------
     Twelve Months Ended 12/31/04           0.65%
     Five Years Ended 12/31/04              5.50
     Ten Years Ended 12/31/04               5.75

CUMULATIVE TOTAL RETURN
-------------------------------------------------
     12/31/94 through 12/31/04            74.95%
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Intermediate High Grade Portfolio on December 31, 1994 through
December 31, 2004 with that of a similar investment in the Lehman Brothers
Government/Credit Bond Index. The Lehman Brothers Government/Credit Bond Index
is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years, and the Lehman Brothers
Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
--------------------------------------------------------------------------------

Assumes the reinvestment of all dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

6

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

APPRECIATION PORTFOLIO

For the 12 months ended December 31, 2004, the Appreciation Portfolio returned
8.79%. These shares underperformed the fund's unmanaged benchmark, the S&P 500
Index(i), which returned 10.87% for the same period. In comparison, the Lipper
Variable Large-Cap Core Funds Category Average(1) was 8.59%.

MARKET OVERVIEW

The stock market produced solid gains in 2004, though not as exuberant as the rally in 2003 when equities rebounded strongly from the depressed levels of the bear market. The positive momentum from the year-end rally of 2003 carried into the first quarter of 2004, setting highs in many parts of the market that were not revisited until the fourth quarter. For the majority of the year, the stock market traded sideways as it digested the gains of the prior year rally and struggled to understand and cope with a host of unanswered questions.
Specifically, concerns over the job market, interest rates and inflation, rising oil prices, geopolitical events including terrorism and Iraq and a country divided by a U.S. presidential contest kept many investors on the sidelines.

Despite these issues, certain sectors of the markets, notably energy, industrials and materials continued to show signs of strength throughout the year, while the mid- and small capitalization stocks also continued to garner investors' attention. Large capitalization stocks, in general, were held down by disappointments in some high-profile, blue-chip companies. As we moved into the fourth quarter, stock prices had already discounted the potential negatives discussed above and became vulnerable to upside surprises. The resolution of the
U.S. elections combined with improving investor confidence in the economic recovery and the absence of further geopolitical events, helped produced a strong year-end rally.

FUND OVERVIEW

The portfolio recorded solid performance for the year. Overall, the portfolio underperformed its benchmark due, in part, to its cash position, which rose in the fourth quarter as the fund took profits in many stocks whose prices, in our opinion, appeared extended.

The largest returns came from energy, a sector where the fund has maintained an overweight for some time, followed by the consumer staples and telecommunication services sectors. Stock selection in the consumer discretionary and financials sectors hurt performance in comparison to the benchmark. On the positive side, underweights in the healthcare and information technology sectors and stock selection in the consumer staples sector helped performance in comparison to the
S&P 500 Index.

Specific stock holdings that hurt performance included shares of pharmaceutical companies PFIZER INC. and MERCK & CO. INC., in healthcare. The portfolio eliminated its position in Merck during the year but still held shares of Pfizer at the close of the period. Other stocks that hurt performance included information technology holdings in INTEL CORP. and AGILENT TECHNOLOGIES INC., as well as insurance company THE ST. PAUL TRAVELERS COS., INC. in financials.
Individual stocks that contributed significantly to performance included ENCANA
CORP. and EXXON MOBIL CORP. in energy, GENERAL ELECTRIC CO. in industrials,
BIOGEN IDEC INC. in healthcare and holdings in THE ST. JOE CO., a residential real estate developer in financials. With the exception of Merck and Agilent
Technologies, the portfolio still held shares of all the above-named companies at the close of the period.

(1)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 216 funds in the fund's Lipper category.

                                                                               7

Thank you for your investment in the Appreciation Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

-s- Harry D. Cohen

Harry D. Cohen
Portfolio Manager

February 1, 2005

-s- Scott K. Glasser

Scott K. Glasser

Portfolio Manager

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets)
as of this date were: Berkshire Hathaway Inc., Class A Shares (6.1%), Microsoft
Corp. (3.6%), General Electric Co. (3.4%), 3M Co. (3.0%), Exxon Mobil Corp.
(2.2%), Wells Fargo & Co. (2.1%), Johnson & Johnson (1.8%), EnCana Corp. (1.6%),
Time Warner Inc. (1.6%), The Walt Disney Co. (1.5%). Please refer to pages 19 through 24 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (16.9%),
Industrials (14.8%), Consumer Discretionary (13.3%), Information Technology
(10.4%), Energy (7.4%). The fund's portfolio composition is subject to change at any time.

RISKS:  The portfolio may invest in mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on portfolio performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

8

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- APPRECIATION PORTFOLIO (UNAUDITED)

(GRAPH)

                                     DECEMBER 31, 2004        JUNE 30, 2004
                                     -----------------        -------------
Financials                                  16.8                   19.1
Industrials                                 14.7                     15
Consumer Discretionary                      13.2                     12
Information Technology                      10.3                   10.7
Energy                                       7.4                    8.5
Consumer Staples                             7.2                      9
Healthcare                                     7                    8.4
Materials                                    6.3                      6
Repurchase Agreement                        14.3                    8.3
Other                                        2.8                      3

                                                                               9

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/04 (UNAUDITED)
                                      [APPRECIATION PORTFOLIO LINE GRAPH]

                               APPRECIATION PORTFOLIO         S&P 500 INDEX
                               ----------------------         -------------
12/94                                  10000                      10000
12/95                                  12884                      13753
12/96                                  15431                      16910
12/97                                  19504                      22550
12/98                                  23238                      28999
12/99                                  26287                      35099
12/00                                  26178                      31904
12/01                                  25138                      28114
12/02                                  20732                      21902
12/03                                  25825                      28182
12/04                                  28096                      31245

-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------
     Twelve Months Ended 12/31/04           8.79%
     Five Years Ended 12/31/04              1.34
     Ten Years Ended 12/31/04              10.88

CUMULATIVE TOTAL RETURN
-------------------------------------------------
     12/31/94 through 12/31/04           180.96%
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Appreciation Portfolio on December 31, 1994 through December 31,
2004 with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the
New York Stock Exchange, American Stock Exchange and over-the-counter market.
--------------------------------------------------------------------------------

Assumes the reinvestment of all dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

10

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

FUNDAMENTAL VALUE PORTFOLIO

For the 12 months ended December 31, 2004, the Fundamental Value Portfolio returned 8.22%. These shares underperformed the fund's unmanaged benchmark, the
S&P 500 Index(i), which returned 10.87% for the same period. It also underperformed the Lipper Variable Multi-Cap Core Funds Category Average(1),
which was 12.06%.

After a banner year in 2003, we felt that prospects for the stock market in 2004 would be more subdued. In addition, we believed that interest rates were poised to increase meaningfully and that larger rather than smaller companies might begin performing better than in the previous four years.

There were a number of cross currents at work in the 2004 economy. Although job growth picked up substantially, it still lagged behind where it was in previous cycles. Oil prices began the year near $30 a barrel and went as high as $55 a barrel later in 2004. The war in Iraq also provided a backdrop of uncertainty in the geopolitical arena. Nevertheless 2004 turned out to be a year in which the economy was generally strong and interest rates and inflation were surprisingly muted. Corporations ended the year in possibly the best financial condition in many years whereas the consumer seemed to be stretched in the sense that increases in debt and spending grew at a faster rate than overall income.

These factors contributed to a year when the stock market consolidated or remained in a trading range for most of the year. Subsequent to the November
U.S. election, stocks rallied strongly through the end of the year.

WHAT AFFECTED FUND PERFORMANCE

Unlike 2003, the fund underperformed its benchmark, the S&P 500 Index, in 2004.
As mentioned earlier, we purposely underweighted financial service companies in
2004, believing interest rates would rise and that many companies in the sector would be adversely affected.

Interest rates spiked early in the year and then retreated at year-end to where they started at about 4.25%. Industrials and utilities were other areas where the portfolio also underperformed during the year. The energy and materials sectors were notable outperformers and we continue to feel they are part of the new leadership for the market going forward.

The top five contributors to performance during the year just ended were
UNITEDHEALTH GROUP INC., CARNIVAL CORP., MOTOROLA INC., THE WILLIAMS COS., INC.
and ELAN CORP. PLC. Other notable contributors included LUCENT TECHNOLOGIES
INC., HALLIBURTON CO., RAYTHEON CO., JOHNSON & JOHNSON, and CHEVRONTEXACO CORP.
During the year, Elan was sold because the firm had exceeded our target price by a wide margin. The largest detractors from performance were MERCK & CO. INC.,
PFIZER, INC., UNISYS CORP., INTEL CORP. and MARSH & MCLENNAN COS. INC. Merck and
Marsh & McLennan were sold during 2004.

Thank you for your investment in the Fundamental Value Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

-s- John G. Goode

John G. Goode
Portfolio Manager

February 1, 2005

(1)  Lipper, Inc. is a major independent mutual-fund tracking organization.
     Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 139 funds in the fund's Lipper category.

                                                                              11

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets)
as of this date were: Solectron Corp. (2.1%), UnitedHealth Group Inc. (2.0%),
JPMorganChase & Co. (2.0%), Time Warner Inc. (1.8%), Carnival Corp. (1.7%),
Johnson & Johnson (1.7%), Motorola Inc. (1.6%), Raytheon Co. (1.6%), Abbott
Laboratories (1.5%), Hasbro, Inc. (1.4%). Please refer to pages 25 through 30 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology
(17.6%); Financials (16.7%); Consumer Discretionary (15.1%); Healthcare (11.8%);
Materials (9.7%). The fund's portfolio composition is subject to change at any time.

RISKS:  The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

12

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- FUNDAMENTAL VALUE PORTFOLIO (UNAUDITED)

(GRAPH)

                                     DECEMBER 31, 2004        JUNE 30, 2004
                                     -----------------        -------------
Information Technology                      17.6                   18.1
Financials                                  16.7                   18.2
Consumer Discretionary                      15.1                   15.5
Healthcare                                  11.8                   13.3
Materials                                    9.7                   10.3
Industrials                                  8.2                    9.9
Repurchase Agreement                         7.4                    1.5
Energy                                       6.6                    5.9
Telecommunication Services                   2.9                    3.2
Consumer Staples                             1.7                    2.1
Utilities                                    1.4                    1.1
Commingled Fund                              0.9                    0.9

                                                                              13

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FUNDAMENTAL VALUE PORTFOLIO AS OF 12/31/04
(UNAUDITED)

                             [TOTAL RETURN PORTFOLIO LINE GRAPH]

                               FUNDAMENTAL VALUE PORTFOLIO    S&P 500 INDEX
                               ---------------------------    -------------
12/94                                     10000                   10000
12/95                                     12504                   13758
12/96                                     15671                   16910
12/97                                     18310                   22550
12/98                                     19219                   28999
12/99                                     23451                   35099
12/00                                     28251                   31904
12/01                                     26764                   28114
12/02                                     21062                   21902
12/03                                     29200                   28182
12/04                                     31599                   31245

--------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Twelve Months Ended
     12/31/04                                8.22%
     Five Years Ended
     12/31/04                                6.15
     Ten Years Ended
     12/31/04                               12.19

CUMULATIVE TOTAL RETURN
-------------------------------------------------
     12/31/94 through 12/31/04            215.99%
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Fundamental Value Portfolio on December 31, 1994 through December
31, 2004 with that of a similar investment in the S&P 500 Index. The S&P 500
Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.
--------------------------------------------------------------------------------

Assumes the reinvestment of all dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

14

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Fund, you may incur two types of costs: (1)
transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and
other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

--------------------------------------------------------------------------------
 BASED ON ACTUAL TOTAL RETURN(1)

                                                                                                       EXPENSES
                                                                BEGINNING    ENDING     ANNUALIZED       PAID
                                               ACTUAL TOTAL      ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                 RETURN(2)        VALUE       VALUE       RATIO        PERIOD(3)
------------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio                  1.55%        $1,000.00   $1,015.50      1.88%         $9.52
------------------------------------------------------------------------------------------------------------------
Appreciation Portfolio                             5.31          1,000.00    1,053.10      0.72           3.72
------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio                        3.29          1,000.00    1,032.90      0.78           3.99
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

                                                                              15

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED) (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the
5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
 BASED ON HYPOTHETICAL TOTAL RETURN(1)

                                                                                                      EXPENSES
                                                HYPOTHETICAL   BEGINNING    ENDING     ANNUALIZED       PAID
                                                   TOTAL        ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                   RETURN        VALUE       VALUE       RATIO        PERIOD(2)
-----------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio                   5.00%      $1,000.00   $1,015.69      1.88%         $9.53
-----------------------------------------------------------------------------------------------------------------
Appreciation Portfolio                              5.00        1,000.00    1,021.52      0.72           3.66
-----------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio                         5.00        1,000.00    1,021.22      0.78           3.96
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

16

 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2004

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 25.9%
                                    U.S. Treasury Notes:
     $        200,000                 6.750% due 5/15/05........................................  $  203,157
              150,000                 6.500% due 10/15/06.......................................     159,035
              150,000                 6.125% due 8/15/07........................................     161,027
              150,000                 5.500% due 5/15/09........................................     162,281
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. TREASURY OBLIGATIONS
                                    (Cost -- $672,604)..........................................     685,500
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 22.1%
              125,000               Federal Home Loan Bank, Bonds, 5.125% due 3/6/06............     127,972
              400,000               Federal Home Loan Mortgage Corp., Notes, 6.875% due
                                    9/15/10.....................................................     457,186
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AGENCIES
                                    (Cost -- $525,459)..........................................     585,158
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT           RATING(a)                             SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 40.0%
BANKS/SAVINGS & LOANS -- 8.3%
              100,000   A           Bank of America Corp., Jr. Sub. Notes, 7.800% due 2/15/10...     116,415
              100,000   AA-         Wells Fargo & Co., Sr. Notes, 5.125% due 2/15/07............     103,499
------------------------------------------------------------------------------------------------------------
                                                                                                     219,914
------------------------------------------------------------------------------------------------------------
COMPUTERS -- 4.0%
              100,000   A+          International Business Machines Corp., Sr. Notes, 5.400% due
                                    10/1/08.....................................................     105,516
------------------------------------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 4.3%
              100,000   AA-         The Procter & Gamble Co., Notes, 6.875% due 9/15/09.........     112,642
------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 19.4%
              100,000   BBB-        Ford Motor Credit Co., Notes, 7.600% due 8/1/05.............     102,348
              100,000   AAA         General Electric Capital Corp., Notes, Series A, 5.450% due
                                    1/15/13.....................................................     105,718
              100,000   A+          JPMorgan Chase & Co., Sr. Notes, 5.250% due 5/30/07.........     104,018
              100,000   A+          Merrill Lynch & Co., Inc., Notes, Series B, 3.125% due
                                    7/15/08.....................................................      97,613
              100,000   A+          Morgan Stanley, Notes, 6.100% due 4/15/06...................     103,577
------------------------------------------------------------------------------------------------------------
                                                                                                     513,274
------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 4.0%
              100,000   A+          PepsiCo, Inc., Notes, 5.700% due 11/1/08....................     106,701
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS AND NOTES (Cost -- $1,025,938)........   1,058,047
------------------------------------------------------------------------------------------------------------
INTERNATIONAL NOTES -- 3.8%
CANADA -- 3.8%
              100,000   AAA         Quebec Province, Notes, 8.625% due 1/19/05
                                    (Cost -- $100,090)..........................................     100,256
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              17

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 7.4%
                                    Federal National Mortgage Association (FNMA):
     $         52,733                 7.000% due 1/1/13.........................................  $   55,927
              134,299                 6.000% due 6/1/13.........................................     141,070
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $186,923).........     196,997
------------------------------------------------------------------------------------------------------------
                                    SUB-TOTAL INVESTMENTS (Cost -- $2,511,014)..................   2,625,958
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
                2,000               The Goldman Sachs Group, Inc. dated 12/31/04, 2.240% due
                                      1/3/05; Proceeds at maturity -- $2,000; (Fully
                                      collateralized by U.S. Treasury Bills, Notes, Bonds and
                                      Inflationary Index Notes and Bonds, 0.000% to 13.875% due
                                      2/15/05 to 4/15/32; Market value -- $2,040) (Cost --
                                      $2,000)...................................................       2,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 99.3% (Cost -- $2,513,014*)............   2,627,958
                                    Other Assets in Excess of Liabilities -- 0.7%...............      19,120
------------------------------------------------------------------------------------------------------------
                                    TOTAL NET ASSETS -- 100.0%..................................  $2,647,078
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 *  Aggregate cost for federal income tax purposes is $2,568,096.

    See page 31 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

18

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 86.3%
CONSUMER DISCRETIONARY -- 13.3%
DISTRIBUTORS -- 0.3%
     90,000  CarMax, Inc. (a)............................................  $  2,794,500
---------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
    167,675  Fairmont Hotels & Resorts Inc. .............................     5,808,262
     86,000  The Marcus Corp. ...........................................     2,162,040
---------------------------------------------------------------------------------------
                                                                              7,970,302
---------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
     67,000  Hasbro, Inc. ...............................................     1,298,460
---------------------------------------------------------------------------------------
MEDIA -- 9.0%
    266,900  Comcast Corp., Special Class A Shares (a)...................     8,764,996
     71,000  Fox Entertainment Group Inc., Class A Shares (a)............     2,219,460
    128,700  Gannett Co., Inc. ..........................................    10,514,790
    216,000  Liberty Media Corp., Class A Shares (a).....................     2,371,680
    112,300  Meredith Corp. .............................................     6,086,660
    180,400  SBS Broadcasting SA (a).....................................     7,257,492
    122,500  Shaw Communications Inc., Class B Shares....................     2,240,525
    710,825  Time Warner Inc. (a)........................................    13,818,438
     70,000  Tribune Co. ................................................     2,949,800
    216,157  Viacom Inc., Class B Shares.................................     7,865,953
    458,100  The Walt Disney Co. ........................................    12,735,180
---------------------------------------------------------------------------------------
                                                                             76,824,974
---------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.6%
     72,000  Costco Wholesale Corp. .....................................     3,485,520
    187,248  Wal-Mart Stores, Inc. ......................................     9,890,439
---------------------------------------------------------------------------------------
                                                                             13,375,959
---------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.3%
     72,000  Bed Bath & Beyond Inc. (a)..................................     2,867,760
    189,000  The Home Depot, Inc. .......................................     8,077,860
---------------------------------------------------------------------------------------
                                                                             10,945,620
---------------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY................................   113,209,815
---------------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.3%
BEVERAGES -- 1.3%
    213,380  PepsiCo, Inc. ..............................................    11,138,436
---------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 0.6%
    128,400  Walgreen Co. ...............................................     4,926,708
---------------------------------------------------------------------------------------
FOOD PRODUCTS -- 3.0%
    210,000  Archer-Daniels-Midland Co. .................................     4,685,100
     98,000  General Mills, Inc. ........................................     4,871,580
    144,000  H.J. Heinz Co. .............................................     5,614,560
     43,100  Hershey Foods Corp. ........................................     2,393,774
    118,700  Wm. Wrigley Jr. Co. ........................................     8,212,853
---------------------------------------------------------------------------------------
                                                                             25,777,867
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              19

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.7%
    100,400  Kimberly-Clark Corp. .......................................  $  6,607,324
    140,500  The Procter & Gamble Co. ...................................     7,738,740
---------------------------------------------------------------------------------------
                                                                             14,346,064
---------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.7%
    127,980  The Gillette Co. ...........................................     5,730,944
---------------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES......................................    61,920,019
---------------------------------------------------------------------------------------
ENERGY -- 7.4%
ENERGY EQUIPMENT & SERVICES -- 1.1%
    144,500  ENSCO International Inc. ...................................     4,586,430
     70,900  Schlumberger Ltd. ..........................................     4,746,755
---------------------------------------------------------------------------------------
                                                                              9,333,185
---------------------------------------------------------------------------------------
OIL & GAS -- 6.3%
    172,600  BP PLC, Sponsored ADR.......................................    10,079,840
    169,000  Canadian Natural Resources Ltd. ............................     7,228,130
    244,582  EnCana Corp. ...............................................    13,955,849
    359,718  Exxon Mobil Corp. ..........................................    18,439,145
    117,000  Suncor Energy, Inc. ........................................     4,141,800
---------------------------------------------------------------------------------------
                                                                             53,844,764
---------------------------------------------------------------------------------------
             TOTAL ENERGY................................................    63,177,949
---------------------------------------------------------------------------------------
EXCHANGE TRADED FUND -- 1.1%
    855,000  iShares MSCI Japan Index Fund...............................     9,336,600
---------------------------------------------------------------------------------------
FINANCIALS -- 16.9%
BANKS -- 3.8%
    181,000  The Bank of New York Co., Inc. .............................     6,049,020
     59,000  Brookline Bancorp, Inc. ....................................       962,880
     44,000  Fifth Third Bancorp.........................................     2,080,320
     35,000  M&T Bank Corp. .............................................     3,774,400
     28,440  Washington Mutual, Inc. ....................................     1,202,443
    287,700  Wells Fargo & Co. ..........................................    17,880,555
---------------------------------------------------------------------------------------
                                                                             31,949,618
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 2.6%
     29,000  The Goldman Sachs Group, Inc. ..............................     3,017,160
    215,040  JPMorgan Chase & Co. .......................................     8,388,710
    186,400  Merrill Lynch & Co., Inc. ..................................    11,141,128
---------------------------------------------------------------------------------------
                                                                             22,546,998
---------------------------------------------------------------------------------------
INSURANCE -- 8.2%
     86,395  American International Group, Inc. .........................     5,673,560
        587  Berkshire Hathaway Inc., Class A Shares (a).................    51,597,300
     44,000  Lincoln National Corp. .....................................     2,053,920
     75,750  Old Republic International Corp. ...........................     1,916,475
    242,500  The St. Paul Travelers Cos., Inc. ..........................     8,989,475
---------------------------------------------------------------------------------------
                                                                             70,230,730
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

20

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
REAL ESTATE -- 2.3%
    160,550  Forest City Enterprises, Inc., Class A Shares...............  $  9,239,652
    139,400  The St. Joe Co. ............................................     8,949,480
     27,100  Tejon Ranch Co. (a).........................................     1,105,680
---------------------------------------------------------------------------------------
                                                                             19,294,812
---------------------------------------------------------------------------------------
             TOTAL FINANCIALS............................................   144,022,158
---------------------------------------------------------------------------------------
HEALTHCARE -- 7.1%
BIOTECHNOLOGY -- 2.8%
    184,650  Amgen Inc. (a)..............................................    11,845,298
     71,550  Biogen Idec Inc. (a)........................................     4,765,946
     43,000  Genentech, Inc. (a).........................................     2,340,920
     86,000  IDEXX Laboratories, Inc. (a)................................     4,694,740
---------------------------------------------------------------------------------------
                                                                             23,646,904
---------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.3%
     42,500  C.R. Bard, Inc. ............................................     2,719,150
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.0%
    143,000  Bristol-Myers Squibb Co. ...................................     3,663,660
     57,377  Eli Lilly and Co. ..........................................     3,256,145
    244,308  Johnson & Johnson...........................................    15,494,013
    431,636  Pfizer Inc. ................................................    11,606,692
---------------------------------------------------------------------------------------
                                                                             34,020,510
---------------------------------------------------------------------------------------
             TOTAL HEALTHCARE............................................    60,386,564
---------------------------------------------------------------------------------------
INDUSTRIALS -- 14.8%
AEROSPACE & DEFENSE -- 2.0%
    167,000  Raytheon Co. ...............................................     6,484,610
    100,000  United Technologies Corp. ..................................    10,335,000
---------------------------------------------------------------------------------------
                                                                             16,819,610
---------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 0.7%
     72,000  United Parcel Service, Inc., Class B Shares.................     6,153,120
---------------------------------------------------------------------------------------
AIRLINES -- 0.3%
     93,000  JetBlue Airways Corp. (a)...................................     2,159,460
---------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.6%
    146,000  Masco Corp. ................................................     5,333,380
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.8%
    114,000  Automatic Data Processing Inc. .............................     5,055,900
     20,500  Hudson Highland Group, Inc. (a).............................       590,400
    329,400  Waste Management, Inc. .....................................     9,862,236
---------------------------------------------------------------------------------------
                                                                             15,508,536
---------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
    143,000  American Power Conversion Corp. ............................     3,060,200
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              21

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 8.0%
    314,700  3M Co. .....................................................  $ 25,827,429
    800,719  General Electric Co. .......................................    29,226,243
    157,000  Honeywell International Inc. ...............................     5,559,370
    213,500  Tyco International Ltd. ....................................     7,630,490
---------------------------------------------------------------------------------------
                                                                             68,243,532
---------------------------------------------------------------------------------------
ROAD & RAIL -- 1.0%
     29,350  Canadian Pacific Railway, Ltd. .............................     1,009,934
    174,669  Florida East Coast Industries, Inc. ........................     7,877,572
---------------------------------------------------------------------------------------
                                                                              8,887,506
---------------------------------------------------------------------------------------
             TOTAL INDUSTRIALS...........................................   126,165,344
---------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 10.4%
COMMUNICATIONS EQUIPMENT -- 1.7%
    210,000  3Com Corp. (a)..............................................       875,700
    331,450  Cisco Systems, Inc. (a).....................................     6,396,985
    350,000  JDS Uniphase Corp. (a)......................................     1,109,500
    721,000  Lucent Technologies Inc. (a)................................     2,710,960
    222,000  Motorola, Inc. .............................................     3,818,400
---------------------------------------------------------------------------------------
                                                                             14,911,545
---------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.5%
     86,000  Dell Inc. (a)...............................................     3,624,040
    430,000  EMC Corp. (a)...............................................     6,394,100
    114,550  International Business Machines Corp. ......................    11,292,339
---------------------------------------------------------------------------------------
                                                                             21,310,479
---------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
     56,731  Mettler-Toledo International Inc. (a).......................     2,910,868
    352,000  Solectron Corp. (a).........................................     1,876,160
---------------------------------------------------------------------------------------
                                                                              4,787,028
---------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.4%
    101,000  IAC/InterActiveCorp (a).....................................     2,789,620
    135,000  SonicWALL, Inc. (a).........................................       853,200
---------------------------------------------------------------------------------------
                                                                              3,642,820
---------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.6%
  1,351,924  Agere Systems Inc., Class A Shares (a)......................     1,852,136
    213,512  Freescale Semiconductor Inc., Class B Shares (a)............     3,920,080
    240,529  Intel Corp. ................................................     5,625,973
     82,600  Texas Instruments Inc. .....................................     2,033,612
---------------------------------------------------------------------------------------
                                                                             13,431,801
---------------------------------------------------------------------------------------
SOFTWARE -- 3.6%
  1,145,236  Microsoft Corp. ............................................    30,589,254
---------------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY................................    88,672,927
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

22

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
MATERIALS -- 6.3%
CHEMICALS -- 3.4%
    144,000  The Dow Chemical Co. .......................................  $  7,129,440
    216,000  E.I. du Pont de Nemours & Co. ..............................    10,594,800
    156,800  PPG Industries, Inc. .......................................    10,687,488
---------------------------------------------------------------------------------------
                                                                             28,411,728
---------------------------------------------------------------------------------------
METALS & MINING -- 2.0%
    140,700  Alcoa Inc. .................................................     4,420,794
     43,000  Freeport-McMoRan Copper & Gold, Inc., Class B Shares........     1,643,890
    140,000  Newmont Mining Corp. .......................................     6,217,400
     42,000  Rio Tinto PLC, Sponsored ADR................................     5,006,820
---------------------------------------------------------------------------------------
                                                                             17,288,904
---------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.9%
     71,000  International Paper Co. ....................................     2,982,000
     74,300  Weyerhaeuser Co. ...........................................     4,994,446
---------------------------------------------------------------------------------------
                                                                              7,976,446
---------------------------------------------------------------------------------------
             TOTAL MATERIALS.............................................    53,677,078
---------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
    114,500  Verizon Communications Inc. ................................     4,638,395
---------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
     45,500  Vodafone Group PLC, Sponsored ADR...........................     1,245,790
---------------------------------------------------------------------------------------
             TOTAL TELECOMMUNICATION SERVICES............................     5,884,185
---------------------------------------------------------------------------------------
UTILITIES -- 1.0%
ELECTRIC UTILITIES -- 0.6%
    129,000  Cinergy Corp. ..............................................     5,370,270
---------------------------------------------------------------------------------------
GAS UTILITIES -- 0.4%
     72,000  KeySpan Corp. ..............................................     2,840,400
---------------------------------------------------------------------------------------
             TOTAL UTILITIES.............................................     8,210,670
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $552,574,138)......................................   734,663,309
---------------------------------------------------------------------------------------
WARRANTS (A) -- 0.0%
COMMUNICATIONS EQUIPMENT -- 0.0%
     27,796  Lucent Technologies Inc., Expire 12/10/07 (Cost -- $0)......        43,918
---------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $552,574,138)......................................   734,707,227
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              23

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                             APPRECIATION PORTFOLIO

--------------------------------------------------------------------------------------------------
FACE
AMOUNT                                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.3%
    $     122,195,000   UBS Financial Services dated 12/31/04, 1.600% due 1/3/05;
                          Proceeds at maturity -- $122,211,293; (Fully
                          collateralized by U.S. Treasury Bonds, 6.250% to 8.125%
                          due 2/15/21 to 8/15/25; Market value -- $124,642,771)
                          (Cost -- $122,195,000)....................................  $122,195,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.6% (Cost -- $674,769,138*).........   856,902,227
                        Liabilities in Excess of Other Assets -- (0.6%).............    (5,398,243)
--------------------------------------------------------------------------------------------------
                        TOTAL NET ASSETS -- 100.0%..................................  $851,503,984
--------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
 *   Aggregate cost for federal income tax purposes is
     $677,548,397.

     Abbreviation used in this schedule:
     ------------------------------------------------------------
     ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

24

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 90.5%
COMMINGLED FUND -- 0.9%
         300,000        Utilities Select Sector SPDR Fund (a).......................  $  8,355,000
--------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 14.5%
AUTO COMPONENTS -- 0.4%
          72,600        BorgWarner, Inc. ...........................................     3,932,742
--------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
         262,500        Carnival Corp...............................................    15,127,875
--------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
         357,300        Fleetwood Enterprises, Inc. (a)(b)..........................     4,809,258
--------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 2.6%
          76,800        Callaway Golf Co. (a).......................................     1,036,800
         662,500        Hasbro, Inc.................................................    12,839,250
         451,800        Mattel, Inc.................................................     8,805,582
--------------------------------------------------------------------------------------------------
                                                                                        22,681,632
--------------------------------------------------------------------------------------------------
MEDIA -- 8.1%
         354,200        Comcast Corp., Special Class A Shares (b)...................    11,631,928
       1,130,300        Liberty Media Corp., Class A Shares (b).....................    12,410,694
         560,400        News Corp., Class B Shares (a)..............................    10,759,680
         830,700        Time Warner Inc. (b)........................................    16,148,808
         277,300        Viacom Inc., Class B Shares.................................    10,090,947
         371,200        The Walt Disney Co. (a).....................................    10,319,360
--------------------------------------------------------------------------------------------------
                                                                                        71,361,417
--------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.2%
         249,800        The Home Depot, Inc.........................................    10,676,452
--------------------------------------------------------------------------------------------------
                        TOTAL CONSUMER DISCRETIONARY................................   128,589,376
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.7%
BEVERAGES -- 0.9%
         144,500        PepsiCo, Inc. ..............................................     7,542,900
--------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 0.8%
         376,800        Safeway Inc. (a)(b).........................................     7,438,032
--------------------------------------------------------------------------------------------------
                        TOTAL CONSUMER STAPLES......................................    14,980,932
--------------------------------------------------------------------------------------------------
ENERGY -- 6.6%
ENERGY EQUIPMENT & SERVICES -- 2.2%
         254,100        GlobalSantaFe Corp. (a).....................................     8,413,251
         275,400        Halliburton Co. (a).........................................    10,806,696
--------------------------------------------------------------------------------------------------
                                                                                        19,219,947
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              25

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
OIL & GAS -- 4.4%
         149,000        Anadarko Petroleum Corp. ...................................  $  9,656,690
         230,000        ChevronTexaco Corp. ........................................    12,077,300
         165,600        Devon Energy Corp. .........................................     6,445,152
         126,200        Murphy Oil Corp. ...........................................    10,152,790
          22,700        Todco, Class A Shares (b)...................................       418,134
--------------------------------------------------------------------------------------------------
                                                                                        38,750,066
--------------------------------------------------------------------------------------------------
                        TOTAL ENERGY................................................    57,970,013
--------------------------------------------------------------------------------------------------
FINANCIALS -- 15.4%
BANKS -- 0.7%
         180,600        The Bank of New York Co., Inc. .............................     6,035,652
--------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 6.8%
         200,000        American Express Co. .......................................    11,274,000
         448,200        JPMorgan Chase & Co. .......................................    17,484,282
         320,900        MBNA Corp. .................................................     9,046,171
         168,900        Merrill Lynch & Co., Inc. ..................................    10,095,153
          88,300        Morgan Stanley..............................................     4,902,416
         147,900        State Street Corp. (a)......................................     7,264,848
--------------------------------------------------------------------------------------------------
                                                                                        60,066,870
--------------------------------------------------------------------------------------------------
INSURANCE -- 7.4%
         134,000        Ambac Financial Group, Inc. ................................    11,005,420
         187,800        American International Group, Inc. .........................    12,332,826
         135,800        The Chubb Corp. ............................................    10,443,020
         192,415        CNA Surety Corp. (a)(b).....................................     2,568,740
          76,700        The Hartford Financial Services Group, Inc. ................     5,316,077
         143,100        MGIC Investment Corp. ......................................     9,861,021
          45,800        The PMI Group, Inc. (a).....................................     1,912,150
         235,100        Radian Group Inc. ..........................................    12,516,724
--------------------------------------------------------------------------------------------------
                                                                                        65,955,978
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
         165,800        Digital Realty Trust, Inc. .................................     2,233,326
         134,500        GMH Communities Trust.......................................     1,896,450
--------------------------------------------------------------------------------------------------
                                                                                         4,129,776
--------------------------------------------------------------------------------------------------
                        TOTAL FINANCIALS............................................   136,188,276
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 11.8%
BIOTECHNOLOGY -- 1.7%
          70,200        Amgen Inc. (b)..............................................     4,503,330
         633,000        Aphton Corp. (b)............................................     1,968,630
         343,979        Enzo Biochem, Inc. (a)(b)...................................     6,697,271
         577,700        XOMA Ltd. (b)...............................................     1,496,243
--------------------------------------------------------------------------------------------------
                                                                                        14,665,474
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

26

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 2.5%
         134,300        McKesson Corp. .............................................  $  4,225,078
         200,000        UnitedHealth Group Inc. ....................................    17,606,000
--------------------------------------------------------------------------------------------------
                                                                                        21,831,078
--------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.6%
         278,500        Abbott Laboratories.........................................    12,992,025
         206,500        Bentley Pharmaceuticals, Inc. (a)(b)........................     2,219,875
          38,500        Eli Lilly and Co. ..........................................     2,184,875
         231,300        GlaxoSmithKline PLC, ADR....................................    10,961,307
         235,500        Johnson & Johnson...........................................    14,935,410
         447,500        Pfizer Inc. ................................................    12,033,275
         289,900        Wyeth.......................................................    12,346,841
--------------------------------------------------------------------------------------------------
                                                                                        67,673,608
--------------------------------------------------------------------------------------------------
                        TOTAL HEALTHCARE............................................   104,170,160
--------------------------------------------------------------------------------------------------
INDUSTRIALS -- 8.1%
AEROSPACE & DEFENSE -- 2.3%
         118,700        The Boeing Co. .............................................     6,145,099
         364,500        Raytheon Co. ...............................................    14,153,535
--------------------------------------------------------------------------------------------------
                                                                                        20,298,634
--------------------------------------------------------------------------------------------------
AIRLINES -- 1.4%
          12,100        Frontier Airlines, Inc. (a)(b)..............................       138,061
         756,400        Southwest Airlines Co. .....................................    12,314,192
--------------------------------------------------------------------------------------------------
                                                                                        12,452,253
--------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.3%
         153,600        Sabre Holdings Corp., Class A Shares........................     3,403,776
         268,700        Waste Management, Inc. (a)..................................     8,044,878
--------------------------------------------------------------------------------------------------
                                                                                        11,448,654
--------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.2%
          54,400        Chicago Bridge & Iron Co. N.V., NY Shares...................     2,176,000
--------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
          50,000        Emerson Electric Co. .......................................     3,505,000
--------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.8%
         200,000        Honeywell International Inc. ...............................     7,082,000
--------------------------------------------------------------------------------------------------
MACHINERY -- 1.7%
         102,000        Caterpillar Inc. ...........................................     9,946,020
          64,000        Deere & Co. ................................................     4,761,600
--------------------------------------------------------------------------------------------------
                                                                                        14,707,620
--------------------------------------------------------------------------------------------------
                        TOTAL INDUSTRIALS...........................................    71,670,161
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              27

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 17.6%
COMMUNICATIONS EQUIPMENT -- 4.5%
         363,700        3Com Corp. (b)..............................................  $  1,516,629
       3,319,800        Lucent Technologies Inc. (a)(b).............................    12,482,448
         835,200        Motorola, Inc. .............................................    14,365,440
         718,300        Nokia Oyj, Sponsored ADR....................................    11,255,761
--------------------------------------------------------------------------------------------------
                                                                                        39,620,278
--------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 0.5%
         248,600        Electronics for Imaging, Inc. (b)...........................     4,328,126
          89,000        Socket Communications, Inc. (a)(b)..........................       177,110
--------------------------------------------------------------------------------------------------
                                                                                         4,505,236
--------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.6%
         426,900        Agilent Technologies, Inc. (b)..............................    10,288,290
         112,900        Maxwell Technologies, Inc. (a)(b)...........................     1,144,806
          45,900        PerkinElmer, Inc. ..........................................     1,032,291
       3,495,053        Solectron Corp. (b).........................................    18,628,633
          29,400        Thermo Electron Corp. (b)...................................       887,586
--------------------------------------------------------------------------------------------------
                                                                                        31,981,606
--------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.7%
          51,500        IAC/InterActiveCorp (a)(b)..................................     1,422,430
         738,800        RealNetworks, Inc. (a)(b)...................................     4,890,856
--------------------------------------------------------------------------------------------------
                                                                                         6,313,286
--------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.1%
         319,700        SunGard Data Systems Inc. (b)...............................     9,057,101
          99,600        Unisys Corp. (b)............................................     1,013,928
--------------------------------------------------------------------------------------------------
                                                                                        10,071,029
--------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.6%
         470,700        IKON Office Solutions, Inc. (a).............................     5,441,292
--------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.6%
         252,800        Applied Materials, Inc. (b).................................     4,322,880
         389,900        Intel Corp. ................................................     9,119,761
         106,300        Novellus Systems, Inc. (b)..................................     2,964,707
          24,400        Samsung Electronics Co., Ltd. ..............................     5,343,600
       1,185,246        Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
                        (a).........................................................    10,062,739
         365,500        Texas Instruments Inc. .....................................     8,998,610
--------------------------------------------------------------------------------------------------
                                                                                        40,812,297
--------------------------------------------------------------------------------------------------
SOFTWARE -- 2.0%
          55,700        Actuate Corp. (b)...........................................       142,035
         789,400        Micromuse Inc. (a)(b).......................................     4,381,170
         477,300        Microsoft Corp. ............................................    12,748,683
--------------------------------------------------------------------------------------------------
                                                                                        17,271,888
--------------------------------------------------------------------------------------------------
                        TOTAL INFORMATION TECHNOLOGY................................   156,016,912
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

28

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
MATERIALS -- 9.6%
CHEMICALS -- 2.7%
         160,900        Cabot Corp. ................................................  $  6,223,612
         234,800        The Dow Chemical Co. .......................................    11,624,948
         202,800        Engelhard Corp. ............................................     6,219,876
--------------------------------------------------------------------------------------------------
                                                                                        24,068,436
--------------------------------------------------------------------------------------------------
METALS & MINING -- 4.4%
         355,800        Alcoa Inc. .................................................    11,179,236
         215,500        Allegheny Technologies, Inc. ...............................     4,669,885
         311,400        Brush Engineered Materials Inc. (a)(b)......................     5,760,900
         277,700        Newmont Mining Corp. .......................................    12,332,657
         212,700        RTI International Metals, Inc. (b)..........................     4,368,858
--------------------------------------------------------------------------------------------------
                                                                                        38,311,536
--------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 2.5%
         300,300        Georgia-Pacific Corp. (a)...................................    11,255,244
         163,400        Weyerhaeuser Co. ...........................................    10,983,748
--------------------------------------------------------------------------------------------------
                                                                                        22,238,992
--------------------------------------------------------------------------------------------------
                        TOTAL MATERIALS.............................................    84,618,964
--------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
         305,100        Nippon Telegraph and Telephone Corp., Sponsored ADR.........     6,880,005
         300,000        SBC Communications Inc. ....................................     7,731,000
--------------------------------------------------------------------------------------------------
                                                                                        14,611,005
--------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.3%
         412,700        Vodafone Group PLC, Sponsored ADR (a).......................    11,299,726
--------------------------------------------------------------------------------------------------
                        TOTAL TELECOMMUNICATION SERVICES............................    25,910,731
--------------------------------------------------------------------------------------------------
UTILITIES -- 1.4%
ELECTRIC UTILITIES -- 0.1%
         358,700        Calpine Corp. (a)(b)........................................     1,413,278
--------------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.3%
         689,590        The Williams Cos., Inc. (a).................................    11,233,421
--------------------------------------------------------------------------------------------------
                        TOTAL UTILITIES.............................................    12,646,699
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $640,046,529)...................   801,117,224
--------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 2.1%
CONSUMER DISCRETIONARY -- 0.6%
HOUSEHOLD DURABLES -- 0.6%
         150,000        SONY CORP. (a)..............................................     5,782,147
--------------------------------------------------------------------------------------------------
FINANCIALS -- 1.3%
BANKS -- 1.3%
           1,115        Mitsubishi Tokyo Financial Group, Inc. .....................    11,287,842
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              29

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
INDUSTRIALS -- 0.1%
INDUSTRIAL CONGLOMERATES -- 0.1%
         116,300        Hutchison Whampoa Ltd. .....................................  $  1,088,517
--------------------------------------------------------------------------------------------------
MATERIALS -- 0.1%
METALS & MINING -- 0.1%
         121,700        WGI Heavy Minerals, Inc. (b)................................       505,777
--------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.0%
         116,300        Hutchison Telecommunications International Ltd. (b).........       105,485
--------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN STOCK (Cost -- $13,746,247)...................    18,769,768
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $653,792,776)................   819,886,992
--------------------------------------------------------------------------------------------------
      FACE
     AMOUNT
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.4%
     $30,000,000        The Goldman Sachs Group, Inc. dated 12/31/04, 2.240% due
                          1/3/05; Proceeds at maturity -- $30,005,600; (Fully
                          collateralized by U.S. Treasury Bills, Notes, Bonds and
                          Inflationary Index Notes and Bonds, 0.000% to 13.875% due
                          2/15/05 to 4/15/32; Market value -- $30,600,030)..........    30,000,000
      35,606,000        Merrill Lynch, Pierce, Fenner & Smith Inc. dated 12/31/04,
                          2.240% due 1/3/05; Proceeds at maturity -- $35,612,646;
                          (Fully collateralized by various U.S. Government
                          Obligations and Agencies, 0.000% to 6.200% due 4/17/06 to
                          12/30/24; Market value -- $36,318,388)....................    35,606,000
--------------------------------------------------------------------------------------------------
                        TOTAL REPURCHASE AGREEMENTS (Cost -- $65,606,000)...........    65,606,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.0% (Cost -- $719,398,776*).........   885,492,992
                        Other Assets in Excess of Liabilities -- 0.0%...............       217,082
--------------------------------------------------------------------------------------------------
                        TOTAL NET ASSETS -- 100.0%..................................  $885,710,074
--------------------------------------------------------------------------------------------------
     SHARES
--------------------------------------------------------------------------------------------------
LOANED SECURITIES COLLATERAL
      94,959,729        State Street Navigator Securities Lending Trust Prime
                        Portfolio (Cost -- $94,959,729).............................  $ 94,959,729
--------------------------------------------------------------------------------------------------

 (a)All or a portion of this security is on loan (See Notes 1 and 3).
 (b)Non-income producing security.
 *  Aggregate cost for federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
    ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

30

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to
"CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.

AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.

BB, B,       --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CCC,              balance, as predominantly speculative with respect to the
CC and C          issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are
                  outweighted by large uncertainties or major risk exposures to adverse conditions.
Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.

Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.

A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.

Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.

Ba           --   Bonds rated "Ba" are judged to have speculative elements:
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

                                                                              31

 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2004

                                                              INTERMEDIATE                    FUNDAMENTAL
                                                               HIGH GRADE     APPRECIATION       VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.....................................    $2,511,014     $552,574,138    $653,792,776
  Repurchase agreements, at cost...........................         2,000      122,195,000      65,606,000
  Loaned securities collateral, at cost (Notes 1 and 3)....            --               --      94,959,729
----------------------------------------------------------------------------------------------------------
  Investments, at value....................................    $2,625,958     $734,707,227    $819,886,992
  Repurchase agreements, at value..........................         2,000      122,195,000      65,606,000
----------------------------------------------------------------------------------------------------------
  Total investments, at value..............................     2,627,958      856,902,227     885,492,992
  Loaned securities collateral, at value (Notes 1 and 3)...            --               --      94,959,729
  Cash.....................................................           472              119             337
  Receivable for securities sold...........................            --        5,162,604         573,569
  Receivable for Fund shares sold..........................            --              384           5,539
  Dividends and interest receivable........................        41,679          746,414         871,795
  Other assets.............................................            --           23,470          21,317
----------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.............................................     2,670,109      862,835,218     981,925,278
----------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares reacquired.......................         4,301          673,501         129,864
  Investment advisory fees payable.........................           917          361,360         407,309
  Transfer agency services payable.........................           834              834             834
  Administration fees payable..............................           458          131,719         148,113
  Payable for loaned securities collateral (Notes 1 and
     3)....................................................            --               --      94,959,729
  Payable for securities purchased.........................            --       10,130,514         545,429
  Trustees' fees payable...................................         1,345            4,155           3,330
  Accrued expenses.........................................        15,176           29,151          20,596
----------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES........................................        23,031       11,331,234      96,215,204
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...........................................    $2,647,078     $851,503,984    $885,710,074
----------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest (Note 4)......    $      305     $     36,337    $     41,976
  Capital paid in excess of par value......................     3,085,038      720,044,982     723,857,471
  Undistributed (overdistributed) net investment income....       (56,358)          92,662         147,221
  Accumulated net realized loss from investment
     transactions
     and futures contracts.................................      (496,851)     (50,803,435)     (4,430,810)
  Net unrealized appreciation of investments and foreign
     currencies............................................       114,944      182,133,438     166,094,216
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...........................................    $2,647,078     $851,503,984    $885,710,074
----------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.........................................       305,045       36,336,735      41,976,349
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.................................         $8.68           $23.43          $21.10
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

32

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                INTERMEDIATE                    FUNDAMENTAL
                                                                 HIGH GRADE     APPRECIATION       VALUE
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................      $140,112      $13,625,786     $   577,154
  Dividends.................................................            --        1,064,696      11,052,339
  Securities lending........................................            --               --         157,149
  Less: Foreign withholding tax.............................            --          (46,417)       (115,251)
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................       140,112       14,644,065      11,671,391
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................        18,879           26,389          30,500
  Investment advisory fees (Note 2).........................        11,554        4,147,336       4,417,856
  Custody...................................................        10,424           43,880          47,059
  Administration fees (Note 2)..............................         5,777        1,509,728       1,606,493
  Transfer agency services (Note 2).........................         5,003            5,003           5,004
  Shareholder communications................................         1,987           46,692          46,252
  Trustees' fees............................................         1,390           10,289          10,761
  Other.....................................................         1,537           12,638           9,194
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................        56,551        5,801,955       6,173,119
  Less: Investment advisory fee waiver (Notes 2 and 6)......        (1,772)          (1,772)         (1,772)
-----------------------------------------------------------------------------------------------------------
  NET EXPENSES..............................................        54,779        5,800,183       6,171,347
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................        85,333        8,843,882       5,500,044
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 1 AND 3):
  Realized Gain (Loss) From:
     Investment transactions................................         9,251       10,524,211      34,223,292
     Futures contracts......................................            --        1,441,522              --
     Foreign currency transactions..........................            --            1,017          (1,427)
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................         9,251       11,966,750      34,221,865
-----------------------------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation/Depreciation From:
     Investments............................................       (77,352)      47,028,317      24,977,197
     Foreign currencies.....................................            --             (132)             --
-----------------------------------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION........       (77,352)      47,028,185      24,977,197
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES........................................       (68,101)      58,994,935      59,199,062
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................      $ 17,232      $67,838,817     $64,699,106
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              33

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                INTERMEDIATE HIGH GRADE
                                                                       PORTFOLIO
                                                                ------------------------
                                                                   2004          2003
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................    $   85,333    $  106,967
  Net realized gain.........................................         9,251         4,828
  Net change in unrealized appreciation/depreciation........       (77,352)      (59,671)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................        17,232        52,124
----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income.....................................      (108,020)     (131,492)
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....      (108,020)     (131,492)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................         1,420       100,554
  Net asset value of shares issued for reinvestment of
     dividends..............................................       108,020       131,492
  Cost of shares reacquired.................................      (443,482)     (746,606)
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......      (334,042)     (514,560)
----------------------------------------------------------------------------------------
DECREASE IN NET ASSETS......................................      (424,830)     (593,928)
NET ASSETS:
  Beginning of year.........................................     3,071,908     3,665,836
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................    $2,647,078    $3,071,908
----------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:........      $(56,358)     $(48,809)
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

34

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                   APPRECIATION PORTFOLIO
                                                                ----------------------------
                                                                    2004            2003
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................    $  8,843,882    $  4,447,539
  Net realized gain.........................................      11,966,750         302,425
  Net change in unrealized appreciation/depreciation........      47,028,185     133,084,770
--------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      67,838,817     137,834,734
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income.....................................      (9,112,037)     (4,241,611)
--------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....      (9,112,037)     (4,241,611)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................      84,567,958      73,719,235
  Net asset value of shares issued for reinvestment of
     dividends..............................................       9,112,037       4,241,611
  Cost of shares reacquired.................................     (30,802,879)    (30,308,529)
--------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......      62,877,116      47,652,317
--------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     121,603,896     181,245,440
NET ASSETS:
  Beginning of year.........................................     729,900,088     548,654,648
--------------------------------------------------------------------------------------------
  END OF YEAR*..............................................    $851,503,984    $729,900,088
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........         $92,662        $359,800
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              35

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                FUNDAMENTAL VALUE PORTFOLIO
                                                                ----------------------------
                                                                    2004            2003
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................    $  5,500,044    $  3,964,479
  Net realized gain.........................................      34,221,865      11,115,422
  Net change in unrealized appreciation/depreciation........      24,977,197     175,156,933
--------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      64,699,106     190,236,834
--------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income.....................................      (5,645,898)     (3,785,732)
  Net realized gains........................................     (19,989,073)             --
--------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (25,634,971)     (3,785,732)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................     113,780,488      88,748,416
  Net asset value of shares issued for reinvestment of
     dividends and distributions............................      25,634,971       3,785,732
  Cost of shares reacquired.................................     (26,690,821)    (18,010,407)
--------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     112,724,638      74,523,741
--------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     151,788,773     260,974,843
NET ASSETS:
  Beginning of year.........................................     733,921,301     472,946,458
--------------------------------------------------------------------------------------------
  END OF YEAR*..............................................    $885,710,074    $733,921,301
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........        $147,221        $294,502
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

36

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended
December 31:

INTERMEDIATE HIGH GRADE PORTFOLIO                     2004          2003        2002(1)       2001(1)       2000(1)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............         $8.99         $9.24         $9.61         $9.74         $9.69
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................          0.28          0.32          0.30          0.46(2)       0.54
  Net realized and unrealized gain (loss).....         (0.22)        (0.17)         0.48          0.23(2)       0.35
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations..................          0.06          0.15          0.78          0.69          0.89
--------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS FROM:
  Net investment income.......................         (0.37)        (0.40)        (1.15)        (0.82)        (0.84)
--------------------------------------------------------------------------------------------------------------------
Total Dividends...............................         (0.37)        (0.40)        (1.15)        (0.82)        (0.84)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................         $8.68         $8.99         $9.24         $9.61         $9.74
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...............................          0.65%         1.63%         8.35%         7.39%         9.83%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)................        $2,647        $3,072        $3,666        $4,571        $6,558
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................          1.90%(4)      1.74%         2.02%         1.19%         0.98%
  Net investment income.......................          2.95          3.10          3.14          4.63(2)       5.72
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            10%            6%           27%           57%           42%
--------------------------------------------------------------------------------------------------------------------

APPRECIATION PORTFOLIO                                2004          2003        2002(1)       2001(1)       2000(1)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............        $21.77        $17.58        $21.66        $22.81        $23.39
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................          0.25          0.14          0.13          0.18          0.27
  Net realized and unrealized gain (loss).....          1.66          4.18         (3.92)        (1.09)        (0.37)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........          1.91          4.32         (3.79)        (0.91)        (0.10)
--------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................         (0.25)        (0.13)        (0.29)        (0.24)        (0.17)
  Net realized gains..........................            --            --            --            --         (0.31)
--------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions.............         (0.25)        (0.13)        (0.29)        (0.24)        (0.48)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................        $23.43        $21.77        $17.58        $21.66        $22.81
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...............................          8.79%        24.56%       (17.53)%       (3.97)%       (0.41)%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)............          $852          $730          $549          $638          $611
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................          0.75%(4)      0.77%         0.77%         0.77%         0.78%
  Net investment income.......................          1.14          0.73          0.67          0.83          1.18
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            41%           41%           71%           59%           64%
--------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December
    31, 2001, the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been
    $0.50, $0.19 and 5.06%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements.
    Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.96% for Intermediate High Grade
    Portfolio and remained the same for the Appreciation Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              37

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended
December 31:

FUNDAMENTAL VALUE PORTFOLIO                        2004        2003      2002(1)       2001        2000
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $20.08      $14.56      $19.08      $22.55      $20.14
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.13        0.11        0.11        0.08        0.20
  Net realized and unrealized
     gain (loss)...............................      1.52        5.51       (4.16)      (1.22)       3.73
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............      1.65        5.62       (4.05)      (1.14)       3.93
---------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income........................     (0.14)      (0.10)      (0.18)      (0.15)      (0.39)
  Net realized gains...........................     (0.49)         --       (0.29)      (2.18)      (1.13)
---------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..............     (0.63)      (0.10)      (0.47)      (2.33)      (1.52)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $21.10      $20.08      $14.56      $19.08      $22.55
---------------------------------------------------------------------------------------------------------
TOTAL RETURN(2) ...............................      8.22%      38.64%     (21.30)%     (5.27)%     20.47%
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).............      $886        $734        $473        $473        $358
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................      0.77%(3)     0.77%      0.78%       0.77%       0.79%
  Net investment income........................      0.68        0.71        0.68        0.64        0.83
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        31%         18%         20%         32%         36%
---------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements.
    Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. The actual expense ratio did not change due to this voluntary fee waiver.

                       SEE NOTES TO FINANCIAL STATEMENTS.

38

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Fundamental Value Portfolios
("Funds") are separate diversified investment funds of the Greenwich Street
Series Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. Shares of the Trust can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies.
The Funds and the other investment funds of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager.

     The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION.  Securities traded on national securities markets are valued at the closing price on such markets. Securities listed on the NASDAQ
National Market System for which market quotations are available are valued at the official closing price, or if there is no official closing price on that day, at the last sale price. Securities traded in the over-the-counter market, securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the quoted bid and asked prices. Debt securities are valued at the mean between the quoted bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of
Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

     (B) REPURCHASE AGREEMENTS.  When entering into repurchase agreements, it is the Funds' policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

     (C) FUTURES CONTRACTS.  The Funds may enter into futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts. The Funds enter into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction.

     (D) LENDING OF PORTFOLIO SECURITIES.  The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender's fee.
Fees earned by the Funds on securities lending are recorded as interest income.
Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral. The Funds also maintain exposure for

                                                                              39

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the risk of any loss in the investment securities loaned. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

     (E) FOREIGN CURRENCY TRANSLATION.  The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     (F) SECURITY TRANSACTIONS AND INVESTMENT INCOME.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence.
The cost of investments sold is determined by use of the specific identification method.

     (G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.  Dividends from net investment income for the Funds, if any, are declared and paid on a monthly basis. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from
GAAP.

     (H) FEDERAL AND OTHER TAXES.  It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (I) RECLASSIFICATION.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, Intermediate High Grade
Portfolio has reclassified $15,277 between accumulated net realized loss from investment transactions and overdistributed net investment income primarily due to differences between book and tax amortization of premium on fixed income securities. In addition, $139 was reclassified between overdistributed net investment income and paid-in capital due to a taxable overdistribution of net investment income. Appreciation Portfolio and Fundamental Value Portfolio have reclassified $1,017 and $1,427, respectively, between accumulated net realized loss and undistributed net investment income due to differences between book foreign currency transactions treated as ordinary income for tax purposes. These reclassifications have no effect on net assets or net asset values per share.

     2.  INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER
TRANSACTIONS WITH AFFILIATES

     The Trust, on behalf of the Funds, has entered into investment advisory agreements ("Advisory Agreement") with Smith Barney Fund Management LLC
("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup").
The Intermediate High Grade Portfolio pays an investment advisory fee calculated at the annual rate of 0.40% of the Fund's average daily net assets.

     The Trust, on behalf of the Funds, has entered into administration agreements with SBFM. The Intermediate High Grade Portfolio pays an administration fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. Effective August 1, 2004, for the Appreciation Portfolio and
Fundamental Value Portfolio, the advisory fee and administration fee, each of which is calculated daily and payable monthly, was reduced from 0.55% and 0.20%, respectively, of each Fund's respective average daily net assets to a fee calculated at the annual rates in accordance with the following schedule:

40

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                              INVESTMENT
                                                               ADVISORY    ADMINISTRATION
                  AVERAGE DAILY NET ASSETS                     FEE RATE       FEE RATE
-----------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Up to $250 million..........................................    0.550%         0.200%
Next $250 million...........................................    0.513          0.187
Next $500 million...........................................    0.476          0.174
Next $1 billion.............................................    0.439          0.161
Next $1 billion.............................................    0.402          0.148
Over $3 billion.............................................    0.365          0.135
-----------------------------------------------------------------------------------------
FUNDAMENTAL VALUE PORTFOLIO
Up to $1.5 billion..........................................    0.550%         0.200%
Next $0.5 billion...........................................    0.500          0.200
Next $0.5 billion...........................................    0.490          0.160
Next $1 billion.............................................    0.460          0.140
Over $3.5 billion...........................................    0.380          0.120
-----------------------------------------------------------------------------------------

     During the year ended December 31, 2004, SBFM voluntarily waived a portion of its investment advisory fee amounting to $1,772 for each Fund.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2004, each Fund paid transfer agent fees of $5,000 to
CTB.

     For the year ended December 31, 2004, Citigroup Global Markets Inc.
("CGM"), another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of $15,983 and $29,790 for the
Appreciation and Fundamental Value Portfolios, respectively.

     All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

     3.  INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

                                                                PURCHASES          SALES
---------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio...........................  $     270,026    $    635,229
Appreciation Portfolio......................................    296,617,839     288,426,640
Fundamental Value Portfolio.................................    267,436,601     235,796,480
---------------------------------------------------------------------------------------------

     At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                             APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio..........................  $   151,780    $   (91,918)    $     59,862
Appreciation Portfolio.....................................  183,407,609     (4,053,779)     179,353,830
Fundamental Value Portfolio................................  184,815,722    (18,721,506)     166,094,216
---------------------------------------------------------------------------------------------------------

                                                                              41

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2004, the Fundamental Value Portfolio loaned securities having a market value of $92,034,737 and received cash collateral amounting to
$94,959,729 which was invested in the State Street Navigator Securities Lending
Trust Prime Portfolio, a Rule 2a-7 money market fund.

     4.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.
Transactions in shares for each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................            158              10,856
Shares issued on reinvestment...............................         12,459              14,630
Shares reacquired...........................................        (49,253)            (80,434)
---------------------------------------------------------------------------------------------------
Net Decrease................................................        (36,636)            (54,948)
---------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................      3,802,727           3,763,256
Shares issued on reinvestment...............................        389,368             195,902
Shares reacquired...........................................     (1,382,315)         (1,641,153)
---------------------------------------------------------------------------------------------------
Net Increase................................................      2,809,780           2,318,005
---------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE PORTFOLIO
Shares sold.................................................      5,533,366           5,068,006
Shares issued on reinvestment...............................      1,216,243             190,014
Shares reacquired...........................................     (1,317,176)         (1,191,792)
---------------------------------------------------------------------------------------------------
Net Increase................................................      5,432,433           4,066,228
---------------------------------------------------------------------------------------------------

     5.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal year ended
December 31, 2004 was as follows:

                                               INTERMEDIATE HIGH GRADE   APPRECIATION   FUNDAMENTAL VALUE
                                                      PORTFOLIO           PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income............................         $108,020            $9,112,037       $ 5,645,898
  Net long-term capital gains................               --                    --        19,989,073
---------------------------------------------------------------------------------------------------------
Total Distributions Paid.....................         $108,020            $9,112,037       $25,634,971
---------------------------------------------------------------------------------------------------------

     The tax character of distributions paid during the fiscal year ended
December 31, 2003 was as follows:

                                               INTERMEDIATE HIGH GRADE   APPRECIATION   FUNDAMENTAL VALUE
                                                      PORTFOLIO           PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------
Ordinary income..............................         $131,492            $4,241,611       $3,785,732
---------------------------------------------------------------------------------------------------------

42

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                               INTERMEDIATE HIGH GRADE   APPRECIATION   FUNDAMENTAL VALUE
                                                      PORTFOLIO           PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net.........         $      --          $    95,183      $    149,825
---------------------------------------------------------------------------------------------------------
Total undistributed earnings.................                --               95,183           149,825
Capital loss carryforward(1).................          (485,435)         (48,024,176)               --
Other book/tax temporary differences(2)......           (12,692)              (2,521)       (4,433,414)
Unrealized appreciation(3)...................            59,862          179,354,179       166,094,216
---------------------------------------------------------------------------------------------------------
Total accumulated earnings (losses)..........         $(438,265)         $131,422,665     $161,810,627
---------------------------------------------------------------------------------------------------------

(1) On December 31, 2004, the Funds had net capital loss carryforwards as follows:

                                                          INTERMEDIATE HIGH GRADE   APPRECIATION
YEAR OF EXPIRATION                                               PORTFOLIO           PORTFOLIO
------------------------------------------------------------------------------------------------
12/31/2005..............................................         $ 24,191           $        --
12/31/2006..............................................           84,253                    --
12/31/2007..............................................          110,100                    --
12/31/2008..............................................          266,285                    --
12/31/2009..............................................               --            10,595,121
12/31/2010..............................................               --            30,116,714
12/31/2011..............................................              606             7,312,341
------------------------------------------------------------------------------------------------
                                                                 $485,435           $48,024,176
------------------------------------------------------------------------------------------------

These amounts will be available to offset any future taxable capital gains.

(2) Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the deferral of post-October capital losses for tax purposes and the differences in the book/tax treatment of various items.

(3) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and discounts on fixed income securities.

     6.  ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the
Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup
Asset Management ("CAM"), the Citigroup business unit that includes the funds'
investment manager and other investment advisory companies; Citicorp Trust Bank
("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various
CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

                                                                              43

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005,
Citigroup stated that it had established an aggregate reserve of $196 million
($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

     7.  LEGAL MATTERS

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the
"Distributor") and a number of its affiliates, including Smith Barney Fund
Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"),
substantially all of the mutual funds managed by the Advisers, including the
Fund (the "Funds"), and directors or trustees of the Funds (collectively, the
"Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and
Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging
Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys'
fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the "Complaint")
was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the
Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

44

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intermediate High Grade, Appreciation, and
Fundamental Value Portfolios of Greenwich Street Series Fund ("Trust") as of
December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Intermediate High Grade, Appreciation, and Fundamental Value Portfolios of
Greenwich Street Series Fund as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S.
generally accepted accounting principles.

                                                            [KPMG LLP SIGNATURE]

New York, New York
February 18, 2005

                                                                              45

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Greenwich Street Series Fund ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of
Additional Information includes additional information about Trustees and is available without charge, upon request by calling the Trust's transfer agent
(Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                 TERM OF                                        NUMBER OF
                                               OFFICE* AND                                    PORTFOLIOS IN
                               POSITION(S)      LENGTH OF                                     FUND COMPLEX          OTHER
                                HELD WITH          TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    BOARD MEMBERSHIPS
NAME, ADDRESS AND BIRTH YEAR      TRUST           SERVED             PAST FIVE YEARS             TRUSTEE       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Dwight B. Crane                  Trustee        Since         Professor, Harvard Business           50        None
Harvard Business School                          1995         School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Burt N. Dorsett                  Trustee        Since         President of Dorsett McCabe           27        None
The Stratford #702                               1991         Capital Management Inc.; Chief
5601 Turtle Bay Drive                                         Investment Officer of Leeb
Naples, FL 34108                                              Capital Management, Inc.
Birth Year: 1930                                              (since 1999)

Elliot S. Jaffe                  Trustee        Since         Chairman of the Board of The          27        The Dress Barn
The Dress Barn Inc.                              1991         Dress Barn Inc.                                 Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Birth Year: 1926

Stephen E. Kaufman               Trustee        Since         Attorney                              51        None
Stephen E. Kaufman PC                            1995
277 Park Avenue, 47th Floor
New York, NY 10172
Birth Year: 1932

Cornelius C. Rose, Jr.           Trustee        Since         Chief Executive Officer of            27        None
P.O. Box 5388                                    1991         Performance Learning Systems
West Lebanon, NH 03784
Birth Year: 1932

46

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                 TERM OF                                        NUMBER OF
                                               OFFICE* AND                                    PORTFOLIOS IN
                               POSITION(S)      LENGTH OF                                     FUND COMPLEX          OTHER
                                HELD WITH          TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    BOARD MEMBERSHIPS
NAME, ADDRESS AND BIRTH YEAR      TRUST           SERVED             PAST FIVE YEARS             TRUSTEE       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

R. Jay Gerken, CFA**          Chairman,         Since         Managing Director of Citigroup       219        None
Citigroup Asset Management    President and      2002         Global Markets Inc. ("CGM");
("CAM")                       Chief                           Chairman, President and Chief
399 Park Avenue, 4th Floor    Executive                       Executive Officer of Smith
New York, NY 10022            Officer                         Barney Fund Management LLC
Birth Year: 1951                                              ("SBFM"), Travelers Investment
                                                              Adviser, Inc. ("TIA") and Citi
                                                              Fund Management Inc. ("CFM");
                                                              President and Chief Executive
                                                              Officer of certain mutual
                                                              funds associated with
                                                              Citigroup Inc. ("Citigroup");
                                                              Formerly, Portfolio Manager of
                                                              Smith Barney Allocation Series
                                                              Inc. (from 1996 to 2001) and
                                                              Smith Barney Growth and Income
                                                              Fund (from 1996 to 2000)

OFFICERS:

Andrew B. Shoup               Senior Vice       Since         Director of CAM; Senior Vice         N/A        N/A
CAM                           President and      2003         President and Chief
125 Broad Street, 11th Floor  Chief                           Administrative Officer of
New York, NY 10004            Administrative                  mutual funds associated with
Birth Year: 1956              Officer                         Citigroup; Head of
                                                              International Funds
                                                              Administration of CAM (from
                                                              2001 to 2003); Director of
                                                              Global Funds Administration of
                                                              CAM (from 2000 to 2001); Head
                                                              of U.S. Citibank Funds
                                                              Administration of CAM (from
                                                              1998 to 2000)

Kaprel Ozsolak                Chief             Since         Vice President of CGM; Chief         N/A        N/A
CAM                           Financial          2004         Financial Officer and
125 Broad Street, 11th Floor  Officer and                     Treasurer of certain mutual
New York, NY 10004            Treasurer                       funds associated with
Birth Year: 1965                                              Citigroup; Controller of
                                                              certain mutual funds
                                                              associated with Citigroup
                                                              (from 2002 to 2004)

Harry D. Cohen                Vice President    Since         Managing Director of CGM;            N/A        N/A
CAM                           and Investment     1991         Chief Investment Officer of
399 Park Avenue, 4th Floor    Officer                         SBFM, TIA and CFM
New York, NY 10022
Birth Year: 1940

John G. Goode                 Vice President    Since         Managing Director of CGM;            N/A        N/A
CAM                           and Investment     1993         Investment Officer of SBFM
One Sansome Street            Officer
36th Floor
San Francisco, CA 94104
Birth Year: 1944

                                                                              47

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                 TERM OF                                        NUMBER OF
                                               OFFICE* AND                                    PORTFOLIOS IN
                               POSITION(S)      LENGTH OF                                     FUND COMPLEX          OTHER
                                HELD WITH          TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    BOARD MEMBERSHIPS
NAME, ADDRESS AND BIRTH YEAR      TRUST           SERVED             PAST FIVE YEARS             TRUSTEE       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Eugene J. Kirkwood            Vice President    Since         Director of CGM; Investment          N/A        N/A
CAM                           and Investment     2003         Officer of SBFM
399 Park Avenue, 4th Floor    Officer
New York, NY 10022
Birth Year: 1964

Scott K. Glasser              Vice President   Since 1996     Managing Director of CGM;            N/A        N/A
CAM                           and Investment                  Investment Officer of SBFM
399 Park Avenue               Officer
New York, NY 10022
Birth Year: 1966

Andrew Beagley                Chief             Since         Director of CGM (since 2000);        N/A        N/A
CAM                           Anti-Money         2002         Director of Compliance, North
399 Park Avenue, 4th Floor    Laundering                      America, CAM (since 2000);
New York, NY 10022            Compliance                      Chief Anti-Money Laundering
Birth Year: 1962              Officer                         Compliance Officer, Chief
                                                              Compliance Officer and Vice
                              Chief             Since         President of certain mutual
                              Compliance         2004         funds associated with
                              Officer                         Citigroup; Director of
                                                              Compliance, Europe, the Middle
                                                              East and Africa, CAM (from
                                                              1999 to 2000); Chief
                                                              Compliance Officer, SBFM, CFM,
                                                              TIA, Salomon Brothers Asset
                                                              Management Limited and Smith
                                                              Barney Global Capital
                                                              Management Inc.

Robert I. Frenkel             Secretary and     Since         Managing Director and General        N/A        N/A
CAM                           Chief Legal        2003         Counsel of Global Mutual Funds
300 First Stamford Place      Officer                         for CAM and its predecessor
4th Floor                                                     (since 1994); Secretary and
Stamford, CT 06902                                            Chief Legal Officer of mutual
Birth Year: 1954                                              funds associated with
                                                              Citigroup

-----------------
 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr.
   Gerken is an officer of SBFM and certain of its affiliates.

48

--------------------------------------------------------------------------------
 IMPORTANT TAX INFORMATION (UNAUDITED)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

                                               INTERMEDIATE
                                           HIGH GRADE PORTFOLIO   APPRECIATION PORTFOLIO   FUNDAMENTAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
Record Date..............................       12/27/2004        6/24/2004   12/27/2004      6/24/2004    12/27/2004
Payable Date.............................       12/28/2004        6/25/2004   12/28/2004      6/25/2004    12/28/2004
----------------------------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
  Received Deduction for Corporations....               --          100.00%      100.00%        100.00%       100.00%
----------------------------------------------------------------------------------------------------------------------
Interest from Federal Obligations........           37.53%               --           --             --            --
----------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain per share.........               --               --           --             --     $0.490300
----------------------------------------------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your Tax adviser to determine if any portion of the dividends you received is exempt from State income taxes.

Please retain this information for your records.

                                                                              49

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

TRUSTEES                                    INVESTMENT ADVISER AND
                                            ADMINISTRATOR
Dwight B. Crane
Burt N. Dorsett                             Smith Barney Fund Management LLC
R. Jay Gerken, CFA
  Chairman                                  CUSTODIAN
Elliot S. Jaffe
Stephen E. Kaufman                          State Street Bank and Trust Company
Cornelius C. Rose, Jr.
                                            TRANSFER AGENT
                                            Citicorp Trust Bank, fsb.

OFFICERS                                    SUB-TRANSFER AGENT

R. Jay Gerken, CFA                          PFPC Inc.
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

Harry D. Cohen
Vice President and
Investment Officer

Scott Glasser
Vice President and
Investment Officer

John G. Goode
Vice President and
Investment Officer

Eugene J. Kirkwood
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

APPRECIATION PORTFOLIO

FUNDAMENTAL VALUE PORTFOLIO

INTERMEDIATE HIGH GRADE PORTFOLIO

The Funds are separate investment funds of the Greenwich Street Series Fund, a
Massachusetts business trust.

                                        This report is submitted for the general
                                        information of the owners of the
                                        Greenwich Street Series Fund.

                                        THIS REPORT MUST BE PRECEDED OR
                                        ACCOMPANIED BY A FREE PROSPECTUS.
                                        INVESTORS SHOULD CONSIDER THE FUNDS'
                                        INVESTMENT OBJECTIVES, RISKS, CHARGES
                                        AND EXPENSES CAREFULLY BEFORE INVESTING.
                                        THE PROSPECTUS CONTAINS THIS AND OTHER
                                        INFORMATION ABOUT THE FUNDS. PLEASE READ
                                        THE PROSPECTUS CAREFULLY BEFORE
                                        INVESTING.

                                        The Funds file their complete schedule
                                        of portfolio holdings with the
                                        Securities and Exchange Commission for
                                        the first and third quarters of each
                                        fiscal year on Form N-Q. The Funds'
                                        Forms N-Q are available on the
                                        Commission's website at www.sec.gov. The
                                        Funds' Forms N-Q may be reviewed and
                                        copied at the Commission's Public
                                        Reference Room in Washington D.C., and
                                        information on the operation of the
                                        Public Reference Room may be obtained by
                                        calling 1-800-SEC-0330. To obtain
                                        information on Form N-Q from the Funds,
                                        shareholders can call 1-800-451-2010.

                                        Information on how the Funds voted
                                        proxies relating to portfolio securities
                                        during the 12-month period ended June
                                        30, 2004 and a description of the
                                        policies and procedures that the Funds
                                        use to determine how to vote proxies
                                        relating to portfolio securities is
                                        available (1) without charge, upon
                                        request, by calling 1-800-451-2010, (2)
                                        on the Funds' website at
                                        www.citigroupAM.com and (3) on the SEC's
                                        website at www.sec.gov.

                                        S-6223-1 P (2/05)                05-7914

GREENWICH STREET SERIES FUND

PART C — OTHER INFORMATION

ITEM 15.		Indemnification. The response to this item is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement as filed with the SEC on September 24, 1991.

ITEM 16.		Exhibits

(1)	(a)	Registrant’s Master Trust Agreement and Amendment Nos. 1 and 2 are incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement as filed with the SEC on December 1, 1993 (“Post-Effective Amendment No. 6”).

	(b)	Registrant’s Amendments No. 3 and No. 4 to the Master Trust Agreement are incorporated by reference to Post Effective Amendment No. 15 as filed with the SEC on December 24, 1998 (“Post-Effective Amendment No. 15”).

	(c)	First Amended & Restated Master Trust Agreement dated October 14, 1998 (“First Amended & Restated Master Trust Agreement”) is incorporated by reference to Post-Effective Amendment No. 19 as filed with the SEC on February 27, 2001 (“Post-Effective Amendment No. 19”).

	(d)	Registrant’s Amendment No. 1 dated April 12, 2001 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 20 as filed with the SEC on April 27, 2001 (“Post-Effective Amendment No. 20”).

	(e)	Registrant’s Amendment No. 2 dated November 1, 2001 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 21 as filed with the SEC on February 6, 2002 (“Post-Effective Amendment No. 21”).

	(f)	Registrant’s Amendment No. 3 dated December 17, 2001 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 21.

	(g)	Registrant’s Amendment No. 4 dated June 27, 2002 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 24 as filed with the SEC on August 26, 2002 (“Post-Effective Amendment No. 24”).

	(h)	Registrant’s Amendment No. 5 dated July 26, 2002 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 24.

(2)	(a)	Registrant’s by-laws are incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement as filed with the SEC on September 24, 1991.

	(b)	Registrant’s amended and restated By-Laws is incorporated by reference to Post-Effective Amendment No. 26 as filed with the SEC on April 29, 2003.

(3)		Not Applicable.

(4)		Form of Plan of Registration is included in Part A to the Registration Statement on Form N-14.

(5)		Not Applicable.

(6)	(a)	Investment Advisory Agreement with Smith Barney Shearson Asset Management relating to Fundamental Value Portfolio (formerly, Total Return Portfolio), dated November 23, 1993, is incorporated by reference to Post-Effective Amendment No. 6.

	(b)	Investment Advisory Agreement between the Registrant and SBAM relating to Salomon Brothers Variable All Cap Value Fund is incorporated by reference to Post-Effective Amendment No. 21.

(7)	(a)	Distribution Agreement between Registrant and Citigroup Global Markets Inc. (“GCM”) dated June 5, 2000 is incorporated by reference to Post-Effective Amendment No. 19.

	(b)	Distribution Agreement between Registrant and PFS Distributors Inc. dated June 5, 2000 is incorporated by reference to Post-Effective Amendment No. 20 as filed with the SEC on April 27, 2001 (“Post-Effective Amendment No. 20”).

(8)		Not Applicable.

(9)		Form of Custody Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement as filed with the SEC on April 25, 2002 (“Post-Effective Amendment No. 23”).

(10)		Not Applicable.

(11)	(a)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

	(b)	Opinion and consent of Goodwin Procter LLP as to the legality of the securities being registered is filed herewith.

(12)		Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

(13)	(a)	Form of Transfer Agency Agreement between the Registrant and Citicorp Trust Bank, fsb (“CTB”) is incorporated by reference to Post-Effective Amendment No. 20 as filed with the SEC on April 27, 2001 (“Post-Effective Amendment No. 20”).

	(b)	Form of Sub-Transfer Agency Agreement between the Registrant and PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 20 as filed with the SEC on April 27, 2001 (“Post-Effective Amendment No. 20”).

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not Applicable.

(16)	Power of Attorney is incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed with the SEC on April 29, 2005 (“Post-Effective Amendment No. 32”).

(17)	Form of Proxy Card is filed herewith.

ITEM 17.	UNDERTAKINGS

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York on the 2nd day of May, 2005.

GREENWICH STREET SERIES FUND

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman of the Board, President and
Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ R. Jay Gerken	Chairman of the Board, President and Chief Executive Officer	May 2, 2005
R. Jay Gerken

/s/ Kaprel Ozsolak	Treasurer, Chief Financial and Accounting Officer	May 2, 2005
Kaprel Ozsolak

/s/ Dwight B. Crane*	Trustee	May 2, 2005
Dwight B. Crane

/s/ Burt N. Dorsett**	Trustee	May 2, 2005
Burt N. Dorsett

/s/ Elliot S. Jaffe	Trustee	May 2, 2005
Elliot S. Jaffe

/s/ Stephen E. Kaufman*	Trustee	May 2, 2005
Stephen E. Kaufman

/s/ Cornelius C. Rose, Jr.*	Trustee	May 2, 2005
Cornelius C. Rose, Jr.

*	Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated November 1, 2004.

EXHIBIT INDEX

EXHIBIT
(11)(a)	Opinion and Consent of Willkie Farr & Gallagher LLP

(11)(b)	Opinion and Consent of Goodwin Procter LLP

(12)	Form of tax opinion of Willkie Farr & Gallagher LLP

(14)	Consents of Independent Registered Public Accounting Firm

(17)	Form of Proxy Card